UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-09645

Columbia Funds Series Trust
(Exact name of registrant as specified in charter)

50606 Ameriprise Financial Center Minneapolis, MN			55474
(Address of principal executive offices)			(Zip code)

Ryan Larrenaga c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(800) 345-6611

Date of fiscal year end:	April 30

Date of reporting period:	April 30, 2016

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

ANNUAL REPORT

April 30, 2016

COLUMBIA AMT-FREE CALIFORNIA INTERMEDIATE MUNI BOND FUND

ABOUT COLUMBIA THREADNEEDLE INVESTMENTS

Columbia Threadneedle Investments is a leading global asset management group that provides a broad range of actively managed investment strategies and solutions for individual, institutional and corporate clients around the world.

With more than 2,000 people, including over 450 investment professionals based in North America, Europe and Asia, we manage $464 billion* of assets across developed and emerging market equities, fixed income, asset allocation solutions and alternatives. We are the 13th largest manager of long-term mutual fund assets in the U.S.** and the 3rd largest manager of retail funds in the U.K.***

Our priority is the investment success of our clients. We aim to deliver the investment outcomes they expect through an investment approach that is team-based, performance-driven and risk-aware. Our culture is dynamic and interactive. By sharing our insights across asset classes and geographies, we generate richer perspectives on global, regional and local investment landscapes. The ability to exchange and debate investment ideas in a collaborative environment enriches our teams' investment processes. More importantly, it results in better informed investment decisions for our clients.

Columbia funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies.

  *  In U.S. dollars as of March 31, 2016. Source: Ameriprise Q1 Earnings Release. Includes all assets managed by entities in the Columbia and Threadneedle group of companies. Contact us for more current data.

  **  Source: ICI as of March 31, 2016 for Columbia Management Investment Advisers, LLC.

  ***  Source: Investment Association as of December 2015 for Threadneedle Asset Management Limited.

© 2016 Columbia Management Investment Advisers, LLC. All rights reserved.

Not part of the shareholder report

Investment strategies to help meet investor needs

We are committed to helping investors navigate financial challenges to reach their desired outcomes. The possibilities are endless.

Your success is our priority.

Retire comfortably

Fund college or higher education

Leave a legacy

Generate an appropriate stream of income in retirement

Traditional approaches to income may no longer be adequate — and they may no longer provide the diversification benefits they once did. Investors need to rethink how they generate retirement income.

Worried about running out of income? You are not alone.

Navigate a changing interest rate environment

Even in today's challenging interest rate environment, it's still possible to navigate markets and achieve your goals.

Make investment choices designed specifically for this market environment.

Maximize after-tax returns

In an environment where what you keep is more important than what you earn, municipal bonds can help mitigate higher taxes while providing attractive yields compared to other investment options.

You've worked too hard building your wealth to lose it to taxes.

Grow assets to achieve financial goals

Finding growth opportunities in today's complex market environment requires strong research capabilities, creative thinking and a disciplined approach.

Do your investments deliver the portfolio growth you need?

Ease the impact of volatile markets

With increasing concerns about market volatility, investors should consider diversifying their portfolios with non-traditional holdings.

Interested in turning volatility into opportunity?

To find out more, contact your financial professional, call 800.426.3750 or visit columbiathreadneedle.com/us

Not part of the shareholder report

PRESIDENT'S MESSAGE

Dear Shareholders,

Volatility comes with the territory for long-term investors. Some investors instinctively want to pull out of the market or sell underperforming investments at the first sign of increased volatility or perhaps even as soon as they perceive it on the horizon. But taking yourself out of the market could mean losing out on potential opportunities, and putting your longer-term investment goals at risk.

Cumulative return is not just about achieving high returns when markets are going up; it's also about remaining invested and minimizing losses during weak or volatile markets so that you can participate on the upside. Developing a deeper understanding of the various risks your portfolio is subject to can help you balance these risks.

Diversification is critical in seeking to achieve that balance. We believe that most portfolios could be more effectively diversified either by introducing holdings with performance profiles unrelated to existing holdings (like alternative products) or by rebalancing existing holdings with an eye toward risk allocation. Over time, distributing risk more evenly may produce a more pronounced diversification benefit and may improve portfolio efficiency. We believe market volatility can create significant opportunities and, in fact, these periods may be some of the very best times to invest.

With this in mind, I thought it important to highlight excerpts from a piece written by Colin Moore, Global Chief Investment Officer, in which he touches on some of these issues emphasizing the importance of a properly constructed portfolio in seeking to effectively manage volatility and to achieve consistency of returns. I encourage you to read the article in its entirety. To access the full article and for other insights on current market, please visit blog.columbiathreadneedleus.com/latest-perspectives.

You need investments that are designed to help you ease the impact of volatile market environments and keep the savings you have worked tirelessly to amass. Columbia Threadneedle Investments provides investment solutions to help you tackle financial challenges and achieve your desired outcome.

Best regards,

Christopher O. Petersen
President, Columbia Funds

Excerpts from:

Taking the scare out of the volatility bogeyman

By Colin Moore, Global Chief Investment Officer

Colin Moore is the global chief investment officer for Columbia Threadneedle Investments. His responsibilities include ensuring that a disciplined investment process is in place across all asset classes, including equity and fixed income. Mr. Moore joined one of the Columbia Threadneedle Investments legacy firms in 2002 as head of equity and was also head of fixed income and liquidity strategies from 2009 – 2010.

■  In today's low growth, higher volatility world, the emphasis is shifting from maximization of returns to consistency of returns.

Annual Report 2016

PRESIDENT'S MESSAGE (continued)

■  Portfolios should represent the behavioral risk-return tradeoff of investors, remembering that they won't stay invested to realize the return if we get the risk tolerance wrong.

■  Holding long-term savings in cash to avoid volatility (the financial equivalent of hiding under the sheets) is detrimental to achieving long-term goals.

According to Wikipedia, "The bogeyman is a common allusion to a mythical creature in many cultures used to control behavior. This monster has no specific appearance, and conceptions about it can vary drastically from household to household within the same community; in many cases he has no set appearance in the mind of an adult or child, but is simply a non-specific embodiment of terror." Different cultures have different names and physical representations for the bogeyman, and investors are no different. We have terrible monsters that we fear may destroy our portfolios, and we call one of the scariest of them volatility.

While the bogeyman is mythical (I hope!), volatility is real and can cause serious damage. To understand why investors have such a hard time coping with volatility, we first need to define three cognitive biases at work in today's investment environment:

1)  Recency bias — something that has recently come to the forefront of our attention, regardless of how long established it is, suddenly seems to appear with improbable frequency.

2)  Negativity bias — we tend to have a greater recall of unpleasant memories than positive memories.

3)  Loss aversion — our dissatisfaction with losing money tends to be greater than our satisfaction with making money.

The level of volatility varies dramatically, and so does investor fear and panic selling — waxing when volatility rises, waning when it falls. Recent studies have pointed to demographics as an important driver of panic selling. The theory is that as people get closer to retirement, the prospects of a large (20% – 30%) loss in financial assets can have a much more pronounced effect on their sense of well-being. Wealth preservation instincts kick in much more quickly than for younger (and typically less wealthy) savers.

The reality is that there is little opportunity for return without volatility. Therefore, the bogeyman effect of holding long-term savings in cash to avoid volatility (the financial equivalent of hiding under the sheets) is detrimental to achieving long-term goals. This effect tends to be more pronounced during the episodic spikes in volatility. The significant spike in volatility in 2008 and 2009 led to significant withdrawals from long-term investment funds over the same period. Less pronounced effects can also be seen when comparing 2001 – 2003 and 2011 – 2012. Conversely, flows picked up when volatility returned to "normal" levels. Investor behavior of this type is consistent with the three behavioral biases.

I believe average volatility will be higher over the next 10 years than the last 10 years and episodic spikes will increase in frequency because sustainable economic growth will be structurally lower and geopolitical risk higher than any time since World War II. Low growth creates uncertainty while loss aversion will make investors fear that we are one economic mishap or geopolitical event away from no growth or recession. The result will be higher volatility on average. Negativity bias will tend to exacerbate "spike" reactions to event-driven geopolitical news, and the volatility bogeyman will appear more often. Assuming the behavioral biases continue, investor returns are likely to be very disappointing regardless of the total return generated by financial markets due to the bogeyman effect.

To mitigate this effect, we need to focus on portfolio construction and an improved understanding of diversification. I accept that equities are likely to offer the highest return over the next 10 years, but they also offer the highest volatility. Many portfolio construction optimization tools use historical average volatility, which is likely to underestimate the volatility investors will face. The bogeyman emerges when individual asset class volatility spikes and cross correlations rise, the combination of which increases overall portfolio volatility far beyond expectation. Diversification is meant to protect investors against volatility, but what's the point of owning lots of investments if the volatility bogeyman has not been properly estimated?

Most importantly, portfolios should be constructed to properly represent the behavioral risk-return tradeoff of investors, remembering that they won't stay invested to realize the return if we get the risk tolerance wrong. In a low growth, higher volatility world, the emphasis is shifting to return consistency rather than return maximization,

Annual Report 2016

PRESIDENT'S MESSAGE (continued)

and investors are best served through investment approaches that appreciate that distinction. Even though it's a permanent feature of financial markets, volatility is less likely to be the bogeyman we all fear if portfolios are constructed with this understanding.

Please visit blog.columbiathreadneedleus.com/latest-perspectives to read the entire article.

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus and summary prospectus, which contains this and other important information about a fund, visit columbiathreadneedle.com/us. The prospectus should be read carefully before investing.

The views expressed are as of April 2016, may change as market or other conditions change, and may differ from views expressed by other Columbia Management Investment Advisers, LLC (CMIA) associates or affiliates. Actual investments or investment decisions made by CMIA and its affiliates, whether for its own account or on behalf of clients, will not necessarily reflect the views expressed. This information is not intended to provide investment advice and does not account for individual investor circumstances. Investment decisions should always be made based on an investor's specific financial needs, objectives, goals, time horizon and risk tolerance. Asset classes described may not be suitable for all investors.

Past performance does not guarantee future results, and no forecast should be considered a guarantee either. Since economic and market conditions change frequently, there can be no assurance that the trends described here will continue or that the forecasts are accurate.

Diversification does not guarantee a profit or protect against loss.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2016 Columbia Management Investment Advisers, LLC. All rights reserved

Annual Report 2016

COLUMBIA AMT-FREE CALIFORNIA INTERMEDIATE MUNI BOND FUND

Performance Overview	2
Manager Discussion of Fund Performance	4
Understanding Your Fund's Expenses	6
Portfolio of Investments	7
Statement of Assets and Liabilities	19
Statement of Operations	21
Statement of Changes in Net Assets	22
Financial Highlights	24
Notes to Financial Statements	30
Report of Independent Registered Public Accounting Firm	37
Federal Income Tax Information	38
Trustees and Officers	39
Important Information About This Report	45

Fund Investment Manager

Columbia Management Investment
Advisers, LLC
225 Franklin Street
Boston, MA 02110

Fund Distributor

Columbia Management Investment
Distributors, Inc.
225 Franklin Street
Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment
Services Corp.
P.O. Box 8081
Boston, MA 02266-8081

For more information about any of the funds, please visit columbiathreadneedle.com/us or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2016

COLUMBIA AMT-FREE CALIFORNIA INTERMEDIATE MUNI BOND FUND

PERFORMANCE OVERVIEW

Performance Summary

■  Columbia AMT-Free California Intermediate Muni Bond Fund (the Fund) Class A shares returned 4.76% excluding sales charges for the 12-month period that ended April 30, 2016. Class Z shares of the Fund returned 5.12% for the same time period.

■  During the same time period, the Barclays California 3-15 Year Blend Municipal Bond Index returned 4.79% and the Barclays 3-15 Year Blend Municipal Bond Index returned 4.86%.

■  The Fund's investments in longer maturity bonds and lower rated securities within the investment-grade space proved helpful for performance.

Average Annual Total Returns (%) (for period ended April 30, 2016)

	Inception	1 Year	5 Years	10 Years
Class A	09/09/02
Excluding sales charges		4.76	4.84	4.50
Including sales charges		1.66	4.21	4.18
Class B	08/29/02
Excluding sales charges		3.99	4.06	3.72
Including sales charges		0.99	4.06	3.72
Class C	09/11/02
Excluding sales charges		4.08	4.08	3.72
Including sales charges		3.08	4.08	3.72
Class R4*	03/19/13	5.13	5.11	4.76
Class R5*	11/08/12	5.23	5.17	4.80
Class Z	08/19/02	5.12	5.11	4.76
Barclays California 3-15 Year Blend Municipal Bond Index		4.79	5.14	5.11
Barclays 3-15 Year Blend Municipal Bond Index		4.86	4.61	4.89

Returns for Class A are shown with and without the maximum initial sales charge of 3.00%. Returns for Class B are shown with and without the applicable contingent deferred sales charge (CDSC) of 3.00% in the first year, declining to 1.00% in the fourth year and eliminated thereafter. Returns for Class C are shown with and without the 1.00% CDSC for the first year only. The Fund's other classes are not subject to sales charges and have limited eligibility. Please see the Fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedle.com/us or calling 800.345.6611.

*The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund's oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedle.com/us/investment-products/mutual-funds/
appended-performance for more information.

The Barclays California 3-15 Year Blend Municipal Bond Index tracks investment grade bonds issued from the state of California and its municipalities.

The Barclays 3-15 Year Blend Municipal Bond Index is an unmanaged index that tracks the performance of municipal bonds issued after December 31, 1990, with remaining maturities between 2 and 17 years and at least $7 million in principal amount outstanding.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2016
2

COLUMBIA AMT-FREE CALIFORNIA INTERMEDIATE MUNI BOND FUND

PERFORMANCE OVERVIEW (continued)

Performance of a Hypothetical $10,000 Investment (May 1, 2006 – April 30, 2016)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia AMT-Free California Intermediate Muni Bond Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.

Annual Report 2016
3

COLUMBIA AMT-FREE CALIFORNIA INTERMEDIATE MUNI BOND FUND

MANAGER DISCUSSION OF FUND PERFORMANCE

Portfolio Management

Brian McGreevy

Paul Fuchs, CFA

Quality Breakdown (%) (at April 30, 2016)
AAA rating	1.6
AA rating	44.3
A rating	35.0
BBB rating	14.8
BB rating	1.2
Not rated	3.1
Total	100.0

Percentages indicated are based upon total fixed income investments (excluding Money Market Funds).

Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the middle rating of Moody's, S&P and Fitch, after dropping the highest and lowest available ratings. When ratings are available from only two rating agencies, the lower rating is used. When a rating is available from only one rating agency, that rating is used. When a bond is not rated by any rating agency, it is designated as "Not rated." Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager and/or Fund's subadviser incorporates into its credit analysis process, along with such other issuer-specific factors as cash flows, capital structure and leverage ratios, ability to de-leverage (repay) through free cash flow, quality of management, market positioning and access to capital, as well as such security-specific factors as the terms of the security (e.g., interest rate and time to maturity) and the amount and type of any collateral.

During the 12-month period that ended April 30, 2016, the Fund's Class A shares returned 4.76% excluding sales charges. Class Z shares of the Fund returned 5.12%. During the same time period, the Barclays California 3-15 Year Blend Municipal Bond Index returned 4.79% and the broader Barclays 3-15 Year Blend Municipal Bond Index returned 4.86%. The Fund's investments in longer maturity bonds and lower rated securities within the investment-grade space proved helpful for performance.

Market Overview

The U.S. municipal bond market produced a positive return and outperformed U.S. Treasuries during the reporting period, thanks in part to a highly favorable balance of supply and demand. Mutual fund cash flows provided a steady source of support for the market, with positive inflows for 30 consecutive weeks as of the close of the period. In the interval from October 2015 through April 2016 alone, inflows into municipal funds totaled over $27 billion. Insurance companies and banks were active buyers, as well. Supply was also strong, but almost half of the new issuance came from refunding deals — rather than new issuance — as issuers sought to take advantage of the cost savings from refinancing older, higher coupon debt. The refinancing activity added an additional layer of demand since many of the refundings were of currently callable bonds issued in 2005 or 2006. As a result, many investors who were taken out of older bonds reinvested the proceeds back into the market.

The strength of state and local finances throughout the United States, with the notable exceptions of New Jersey, Illinois, the City of Chicago, and Puerto Rico, further aided the performance of municipal bonds. Longer term securities generally provided superior returns versus shorter term issues, reflecting the latter category's low nominal yields. Lower quality bonds outpaced their higher quality counterparts, as investors' hearty appetite for risk fueled a continued reach for yield.

A Healthy California Economy Provided Support for the Bond Market

California remained in sound financial condition, with robust job growth and personal income gains that exceeded the national average. The strength in the labor market was fueled in part by the high representation of fast-growing technology companies in the state, particularly in the Bay Area. In addition, California's low dependence on the manufacturing sector made it less vulnerable to the broader slowdown in the world economy. These factors, together with the same favorable balance of supply and demand present nationwide, enabled the Barclays California 3-15 Year Blend Municipal Bond Index to provide competitive returns relative to the broader U.S. municipal bond market.

Contributors and Detractors

At a time in which lower quality bonds outperformed higher quality bonds, the Fund was helped by its overweight positions in the A and BBB credit tiers (the lower rated segments of the investment-grade space). We continued to favor these areas for the additional income that they offer relative to higher grade debt.

Annual Report 2016
4

COLUMBIA AMT-FREE CALIFORNIA INTERMEDIATE MUNI BOND FUND

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

The Fund further benefited from its holdings in bonds with maturities of eight years and above. Conversely, the Fund's allocation to bonds with maturities of less than two years — where yields were very low — detracted from returns. We kept the portfolio's duration (interest-rate sensitivity) neutral to slightly above that of the benchmark throughout the period, which was moderately helpful to performance given that yields fell.

On a sector basis, we generated strong performance from our holdings in hospital, transportation and special-tax issues. Within the special-tax sector, our positions in tax-allocation bonds benefited from increasing assessed property values in California.

Fund Positioning

The portfolio's duration (interest-rate sensitivity) was roughly in line with the benchmark at the close of the period, which stemmed from our cautious stance with respect to interest rates. The yield curve was steep and attractive in spots, however, and we saw value in bonds with maturities between 10 and 15 years.

We also began to take a more selective strategy with regard to lower rated issues given that yield spreads narrowed to multi-year lows. Additionally, we broadened the universe of opportunities to include slightly higher rated investment-grade issues and bonds with coupons below 5% in an effort to identify relative value. Since these securities continued to trade at premiums, we believe there is some protection from the adverse tax consequences associated with discount bonds.

Investment Risks

Fixed-income securities present issuer default risk. The Fund invests substantially in municipal securities and will be affected by tax, legislative, regulatory, demographic or political changes, as well as changes impacting a state's financial, economic or other conditions. A relatively small number of tax-exempt issuers may necessitate the Fund investing more heavily in a single issuer and, therefore, be more exposed to the risk of loss than a fund that invests more broadly. The value of the Fund's portfolio may be more volatile than a more geographically diversified fund. Prepayment and extension risk exists as a loan, bond or other investment may be called, prepaid or redeemed before maturity and that similar yielding investments may not be available for purchase. A rise in interest rates may result in a price decline of fixed-income instruments held by the Fund, negatively impacting its performance and NAV. Falling rates may result in the fund investing in lower yielding debt instruments, lowering the Fund's income and yield. These risks may be heightened for longer maturity and duration securities. Non-investment-grade (high-yield or junk) securities present greater price volatility and more risk to principal and income than higher rated securities. Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Federal and state tax rules apply to capital gain distributions and any gains or losses on sales. Income may be subject to state or local taxes. Liquidity risk is associated with the difficulty of selling underlying investments at a desirable time or price. See the Fund's prospectus for information on these and other risks.

Annual Report 2016
5

COLUMBIA AMT-FREE CALIFORNIA INTERMEDIATE MUNI BOND FUND

UNDERSTANDING YOUR FUND'S EXPENSES

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund's Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the "Actual" column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare With Other Funds" below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

November 1, 2015 – April 30, 2016

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund's Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,032.90	1,021.18	3.74	3.72	0.74
Class B	1,000.00	1,000.00	1,030.10	1,017.45	7.52	7.47	1.49
Class C	1,000.00	1,000.00	1,030.10	1,017.45	7.52	7.47	1.49
Class R4	1,000.00	1,000.00	1,034.20	1,022.43	2.48	2.46	0.49
Class R5	1,000.00	1,000.00	1,035.80	1,022.92	1.97	1.96	0.39
Class Z	1,000.00	1,000.00	1,035.20	1,022.43	2.48	2.46	0.49

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 366.

Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

Annual Report 2016
6

COLUMBIA AMT-FREE CALIFORNIA INTERMEDIATE MUNI BOND FUND

PORTFOLIO OF INVESTMENTS

April 30, 2016

(Percentages represent value of investments compared to net assets)

Municipal Bonds 92.1%

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
AIRPORT 4.5%
City of Los Angeles Department of Airports Subordinated Refunding Revenue Bonds Series 2015C 05/15/29	5.000%	2,410,000	2,981,893
City of San Jose Airport Refunding Revenue Bonds Series 2014B 03/01/27	5.000%	2,000,000	2,434,900
Series 2014C 03/01/30	5.000%	2,500,000	3,009,400
Revenue Bonds Series 2007B (AMBAC) 03/01/22	5.000%	1,000,000	1,037,290
County of Orange Airport Revenue Bonds Series 2009A 07/01/25	5.250%	1,500,000	1,688,775
County of Sacramento Airport System Revenue Bonds Senior Series 2008A (AGM) 07/01/23	5.000%	1,000,000	1,088,670
San Diego County Regional Airport Authority Subordinated Revenue Bonds Series 2010A 07/01/24	5.000%	1,000,000	1,159,040
San Francisco City & County Airport Commission San Francisco International Airport Refunding Revenue Bonds 2nd Series 2016A 05/01/26	5.000%	1,975,000	2,557,665
San Francisco City & County Airports Commission-San Francisco International Airport Refunding Revenue Bonds 2nd Series 2009C (AGM) 05/01/18	5.000%	1,825,000	1,984,596
Revenue Bonds Series 2011G 05/01/26	5.250%	2,000,000	2,403,340
Total			20,345,569
HEALTH SERVICES 0.3%
California Municipal Finance Authority Refunding Revenue Bonds Harbor Regional Center Project Series 2015 11/01/32	5.000%	1,120,000	1,319,270

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
HIGHER EDUCATION 3.2%
California Educational Facilities Authority Revenue Bonds California Lutheran University Series 2008 10/01/21	5.250%	1,500,000	1,629,735
Chapman University Series 2015 04/01/26	5.000%	1,000,000	1,238,970
Pitzer College Series 2009 04/01/19	5.000%	1,610,000	1,794,763
University of Southern California Series 2009C 10/01/24	5.250%	3,000,000	3,929,130
California Municipal Finance Authority Refunding Revenue Bonds Azusa Pacific University Series 2015B 04/01/25	5.000%	395,000	461,143
04/01/26	5.000%	1,000,000	1,154,670
Revenue Bonds Biola University Series 2013 10/01/24	5.000%	505,000	598,576
10/01/28	5.000%	840,000	976,492
California State Public Works Board Refunding Revenue Bonds California State University Series 2006A (NPFGC) 10/01/16	5.000%	1,000,000	1,019,020
California Statewide Communities Development Authority Revenue Bonds California Baptist University Series 2014A 11/01/23	5.125%	715,000	783,447
Lancer Plaza Project Series 2013 11/01/23	5.125%	840,000	902,723
Total			14,488,669
HOSPITAL 8.4%
ABAG Finance Authority for Nonprofit Corps. Revenue Bonds Sharp Healthcare Series 2011A 08/01/24	5.250%	2,750,000	3,253,305
California Health Facilities Financing Authority Refunding Revenue Bonds Cedars Sinai Medical Center Series 2015 11/15/28	5.000%	1,000,000	1,258,250

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
7

COLUMBIA AMT-FREE CALIFORNIA INTERMEDIATE MUNI BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

April 30, 2016

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
El Camino Hospital Series 2015A 02/01/27	5.000%	1,500,000	1,837,560
Marshall Medical Center Series 2015 11/01/23	5.000%	325,000	395,034
Sutter Health Obligation Group Series 2011D 08/15/26	5.000%	2,250,000	2,694,690
Revenue Bonds Children's Hospital of Orange County Series 2009 11/01/21	6.000%	2,000,000	2,343,360
City of Hope Obligation Group Series 2012A 11/15/21	5.000%	600,000	719,538
Dignity Health Series 2009A 07/01/29	6.000%	1,250,000	1,440,000
Series 2009E 07/01/25	5.625%	1,500,000	1,717,350
Lucile Salter Packard Children's Hospital Series 2014 08/15/28	5.000%	300,000	367,506
Providence Health & Services Series 2014A 10/01/30	5.000%	1,500,000	1,816,455
Sutter Health Obligation Group Series 2016A 11/15/34	5.000%	2,735,000	3,322,724
California Municipal Finance Authority Refunding Revenue Bonds Community Medical Centers Series 2015A 02/01/27	5.000%	1,200,000	1,440,372
California Statewide Communities Development Authority Refunding Revenue Bonds Enloe Medical Center Series 2015 08/15/30	5.000%	1,000,000	1,241,860
Huntington Memorial Hospital Series 2014B 07/01/33	5.000%	2,300,000	2,663,607
Revenue Bonds Henry Mayo Newhall Memorial Series 2014A (AGM) 10/01/27	5.000%	1,000,000	1,190,670
John Muir Health Series 2006A 08/15/17	5.000%	3,000,000	3,040,050
Kaiser Permanente Series 2009A 04/01/19	5.000%	2,000,000	2,244,300
Loma Linda University Medical Center Series 2014 12/01/34	5.250%	3,000,000	3,330,060

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Sutter Health Series 2011A 08/15/26	5.500%	1,000,000	1,189,980
Total			37,506,671
JOINT POWER AUTHORITY 3.7%
M-S-R Public Power Agency Subordinated Revenue Bonds Lien Series 2008L (AGM) 07/01/21	5.000%	2,500,000	2,713,175
Northern California Power Agency Refunding Revenue Bonds Hydroelectric Project No. 1 Series 2008C (AGM) 07/01/22	5.000%	3,000,000	3,268,050
Northern California Transmission Agency Refunding Revenue Bonds California-Oregon Project Series 2016 05/01/32	5.000%	1,500,000	1,857,105
Southern California Public Power Authority Refunding Revenue Bonds Series 2008A 07/01/22	5.000%	2,000,000	2,190,080
Series 2015C 07/01/26	5.000%	5,000,000	6,355,250
Total			16,383,660
LOCAL APPROPRIATION 3.6%
City & County of San Francisco Certificate of Participation Multiple Capital Improvement Projects Series 2009B 04/01/24	5.000%	1,495,000	1,658,912
County of Monterey Certificate of Participation Refinancing Project Series 2009 (AGM) 08/01/17	5.000%	1,000,000	1,054,320
Los Angeles County Public Works Financing Authority Refunding Revenue Bonds Series 2015B 12/01/25	5.000%	1,750,000	2,244,532
Oakland Joint Powers Financing Authority Refunding Revenue Bonds Oakland Administration Buildings Series 2008B (AGM) 08/01/22	5.000%	2,000,000	2,177,020

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
8

COLUMBIA AMT-FREE CALIFORNIA INTERMEDIATE MUNI BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

April 30, 2016

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Pasadena Public Financing Authority Revenue Bonds Rose Bowl Renovation Series 2010A 03/01/26	5.000%	2,500,000	2,882,875
Pico Rivera Public Financing Authority Revenue Bonds Series 2009 09/01/26	5.250%	1,085,000	1,215,862
Riverside Public Financing Authority Refunding Revenue Bonds Series 2012A 11/01/27	5.000%	2,145,000	2,562,396
11/01/28	5.000%	1,155,000	1,377,407
Santa Clara County Financing Authority Refunding Revenue Bonds Multiple Facilities Projects Series 2010N 05/15/17	5.000%	1,000,000	1,044,730
Total			16,218,054
LOCAL GENERAL OBLIGATION 8.9%
City of Los Angeles Unlimited General Obligation Bonds Series 2011A 09/01/25	5.000%	3,000,000	3,625,200
Compton Community College District Unlimited General Obligation Refunding Bonds Series 2012 07/01/22	5.000%	2,095,000	2,470,885
Compton Unified School District(a) Unlimited General Obligation Bonds Election of 2002 - Capital Appreciation Series 2006C (AMBAC) 06/01/23	0.000%	2,025,000	1,735,688
06/01/24	0.000%	1,925,000	1,602,793
Culver City School Facilities Financing Authority Revenue Bonds Unified School District Series 2005 (AGM) 08/01/23	5.500%	1,490,000	1,912,236
East Side Union High School District Unlimited General Obligation Refunding Bonds 2012 Crossover Series 2006 (AGM) 09/01/20	5.250%	1,280,000	1,511,181
Long Beach Community College District Unlimited General Obligation Bonds 2008 Election Series 2012B 08/01/23	5.000%	700,000	866,901

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Long Beach Unified School District Unlimited General Obligation Bonds Series 2015D-1(a) 08/01/31	0.000%	1,375,000	791,560
Oakland Unified School District/Alameda County Unlimited General Obligation Bonds Series 2015A 08/01/25	5.000%	650,000	801,132
Palomar Community College District Unlimited General Obligation Bonds Capital Appreciation-Election of 2006 Series 2010B(a) 08/01/22	0.000%	2,140,000	1,913,781
Rancho Santiago Community College District Unlimited General Obligation Refunding Bonds Series 2005 (AGM) 09/01/19	5.250%	1,000,000	1,146,180
Rancho Santiago Community College District(a) Unlimited General Obligation Bonds Capital Appreciation-Election of 2002 Series 2006C (AGM) 09/01/31	0.000%	3,785,000	2,332,885
Rescue Union School District Unlimited General Obligation Bonds Capital Appreciation-Election of 1998 Series 2005 (NPFGC)(a) 09/01/26	0.000%	1,100,000	826,276
Salinas Union High School District Unlimited General Obligation Bonds BAN Series 2015(a) 08/01/20	0.000%	3,000,000	2,776,920
San Mateo Foster City School District Revenue Bonds Series 2005 (AGM) 08/15/19	5.500%	2,000,000	2,301,680
Saugus Union School District Unlimited General Obligation Refunding Bonds Series 2006 (NPFGC) 08/01/21	5.250%	2,375,000	2,873,417
Sierra Kings Health Care District Unlimited General Obligation Refunding Bonds Series 2015 08/01/28	5.000%	1,000,000	1,177,720
08/01/32	5.000%	1,500,000	1,723,815
Simi Valley School Financing Authority Refunding Revenue Bonds Simi Valley Unified School District Series 2007 08/01/18	5.000%	1,045,000	1,124,138

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
9

COLUMBIA AMT-FREE CALIFORNIA INTERMEDIATE MUNI BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

April 30, 2016

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
West Contra Costa Unified School District Unlimited General Obligation Refunding Bonds Series 2011 (AGM) 08/01/23	5.250%	3,000,000	3,629,610
Series 2012 08/01/27	5.000%	2,365,000	2,798,126
Total			39,942,124
MULTI-FAMILY 1.7%
California Municipal Finance Authority Revenue Bonds Bowles Hall Foundation Series 2015A 06/01/35	5.000%	400,000	453,684
Caritas Affordable Housing Senior Series 2014 08/15/30	5.000%	1,000,000	1,149,810
California Statewide Communities Development Authority Refunding Revenue Bonds CHF Irvine LLC Series 2016 05/15/32	5.000%	3,225,000	3,892,640
University of California Irvine East Campus Apartments Series 2012 05/15/19	5.000%	1,000,000	1,117,330
05/15/20	5.000%	750,000	859,410
Total			7,472,874
MUNICIPAL POWER 5.4%
City of Riverside Electric Revenue Bonds Series 2008D (AGM) 10/01/23	5.000%	1,000,000	1,099,530
City of Santa Clara Electric Refunding Revenue Bonds Series 2011A 07/01/29	5.375%	1,000,000	1,181,740
City of Vernon Electric System Unrefunded Revenue Bonds Series 2009A 08/01/21	5.125%	2,705,000	3,016,697
Imperial Irrigation District Electric System Refunding Revenue Bonds Series 2011D 11/01/22	5.000%	2,860,000	3,433,373
11/01/23	5.000%	1,040,000	1,243,715
Unrefunded Revenue Bonds System Series 2008A 11/01/21	5.250%	460,000	510,191

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Los Angeles Department of Water & Power Revenue Bonds Power System Series 2009B 07/01/23	5.250%	2,000,000	2,283,980
Series 2014D 07/01/33	5.000%	1,700,000	2,081,259
Subordinated Series 2007A-1 (AMBAC) 07/01/19	5.000%	1,000,000	1,053,680
Redding Joint Powers Financing Authority Refunding Revenue Bonds Series 2015A 06/01/31	5.000%	1,045,000	1,249,757
Sacramento Municipal Utility District Revenue Bonds Series 2008U (AGM) 08/15/21	5.000%	1,500,000	1,649,790
State of California Department of Water Resources Subordinated Revenue Bonds Series 2005G-11 05/01/18	5.000%	2,000,000	2,170,700
Tuolumne Wind Project Authority Revenue Bonds Tuolumne Co. Project Series 2009 01/01/22	5.000%	1,000,000	1,107,160
Turlock Irrigation District Refunding Revenue Bonds First Priority Subordinated Series 2014 01/01/30	5.000%	850,000	1,016,566
01/01/31	5.000%	1,000,000	1,187,780
Total			24,285,918
OTHER BOND ISSUE 0.8%
City of Long Beach Marina System Revenue Bonds Series 2015 05/15/28	5.000%	635,000	747,617
County of San Diego Refunding Revenue Bonds Sanford Burnham Prebys Medical Discovery Group Series 2015 11/01/25	5.000%	350,000	434,714
Long Beach Bond Finance Authority Refunding Revenue Bonds Aquarium of the Pacific Series 2012 11/01/27	5.000%	2,210,000	2,596,839
Total			3,779,170

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
10

COLUMBIA AMT-FREE CALIFORNIA INTERMEDIATE MUNI BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

April 30, 2016

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
PORTS 1.3%
Port of Los Angeles Revenue Bonds Series 2009A 08/01/23	5.250%	2,000,000	2,292,900
Port of Oakland Refunding Revenue Bonds Intermediate Lien Series 2007B (NPFGC) 11/01/29	5.000%	1,165,000	1,231,184
San Diego Unified Port District Refunding Revenue Bonds Series 2013A 09/01/27	5.000%	1,000,000	1,185,540
09/01/28	5.000%	1,100,000	1,290,278
Total			5,999,902
PREP SCHOOL 2.1%
California School Finance Authority Revenue Bonds KIPP Los Angeles Projects Series 2014A 07/01/34	5.000%	600,000	662,562
California School Finance Authority(b) Refunding Revenue Bonds Aspire Public Schools Series 2016 08/01/29	5.000%	500,000	579,835
08/01/30	5.000%	750,000	866,475
08/01/31	5.000%	925,000	1,063,019
Revenue Bonds Alliance College-Ready Public Schools Series 2015 07/01/30	5.000%	1,700,000	1,897,098
Green Dot Public School Project Series 2015A 08/01/35	5.000%	1,010,000	1,112,889
KIPP Los Angeles Projects Series 2015A 07/01/35	5.000%	1,000,000	1,113,450
River Springs Charter School Project Series 2015 07/01/25	5.250%	2,000,000	2,093,200
Total			9,388,528
PREPAID GAS 0.6%
M-S-R Energy Authority Revenue Bonds Series 2009B 11/01/29	6.125%	2,000,000	2,640,020

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
RECREATION 0.4%
Del Mar Race Track Authority Refunding Revenue Bonds Series 2015 10/01/25	5.000%	1,665,000	1,893,904
REFUNDED / ESCROWED 8.6%
California Health Facilities Financing Authority Prerefunded 07/01/16 Revenue Bonds Insured California Nevada-Methodist Series 2006 07/01/26	5.000%	1,000,000	1,007,890
Revenue Bonds Insured Episcopal Home Series 2010B Escrowed to Maturity 02/01/19	5.100%	395,000	422,765
California State University Prerefunded 05/01/19 Revenue Bonds Systemwide Series 2009A 11/01/22	5.250%	2,500,000	2,831,075
California Statewide Communities Development Authority Revenue Bonds University of California Irvine East Campus Apartments Series 2008 Escrowed to Maturity 05/15/17	5.000%	1,500,000	1,568,535
City & County of San Francisco Prerefunded 06/15/20 Unlimited General Obligation Bonds Earthquake Safety Series 2010E 06/15/27	5.000%	3,380,000	3,943,784
City of Los Angeles Wastewater System Prerefunded 06/01/19 Revenue Bonds Series 2009A 06/01/25	5.750%	1,110,000	1,277,421
City of Newport Beach Prerefunded 12/01/21 Revenue Bonds Hoag Memorial Hospital Presbyterian Series 2011 12/01/30	5.875%	1,000,000	1,256,580
City of Vernon Electric System Prerefunded 08/01/19 Revenue Bonds Series 2009A 08/01/21	5.125%	1,195,000	1,303,566
City of Vista Prerefunded 05/01/17 Certificate of Participation Community Projects Series 2007 (NPFGC) 05/01/21	4.750%	750,000	781,237

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
11

COLUMBIA AMT-FREE CALIFORNIA INTERMEDIATE MUNI BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

April 30, 2016

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Imperial Irrigation District Electric System Prerefunded 11/01/18 Revenue Bonds System Series 2008A 11/01/21	5.250%	2,040,000	2,268,154
Kern County Water Agency Improvement District No. 4 Prerefunded 05/01/18 Certificate of Participation Series 2008A 05/01/22	5.000%	2,020,000	2,193,255
Los Alamitos Unified School District Unlimited General Obligation Bonds School Facilities Improvement BAN Series 2011 Escrowed to Maturity(a) 09/01/16	0.000%	2,000,000	1,996,420
Los Angeles Unified School District Prerefunded 07/01/16 Unlimited General Obligation Bonds Election of 2004 Series 2006G (AMBAC) 07/01/20	5.000%	1,000,000	1,007,870
Sacramento County Sanitation Districts Financing Authority Prerefunded 06/01/16 Revenue Bonds Sacramento Regional County Sanitation Series 2006 (NPFGC) 12/01/17	5.000%	1,000,000	1,004,080
Sacramento Municipal Utility District Prerefunded 07/01/16 Revenue Bonds Cosumnes Project Series 2006 (NPFGC) 07/01/29	5.125%	2,000,000	2,016,200
San Diego Public Facilities Financing Authority Sewer Prerefunded 05/15/19 Revenue Bonds Senior Series 2009B 05/15/25	5.250%	1,500,000	1,702,065
San Mateo Joint Powers Financing Authority Prerefunded 07/15/18 Revenue Bonds Youth Services Campus Series 2008A 07/15/20	5.000%	435,000	476,134
07/15/28	5.250%	2,275,000	2,502,591
Southern California Public Power Authority Prerefunded 07/01/18 Revenue Bonds Southern Transmission Project Series 2008 07/01/27	6.000%	1,000,000	1,114,510
State of California Prerefunded 12/01/16 Unlimited General Obligation Bonds Various Purpose Series 2007 12/01/26	5.000%	2,000,000	2,052,920
Unlimited General Obligation Bonds Series 2009A Escrowed to Maturity 07/01/18	5.000%	2,320,000	2,535,714

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Unrefunded Unlimited General Obligation Bonds Series 2009A Escrowed to Maturity 07/01/18	5.000%	680,000	743,226
Sulphur Springs Union School District Prerefunded 09/01/22 Special Tax Bonds Community Facilities District Series 2012 09/01/28	5.000%	520,000	642,756
09/01/29	5.000%	585,000	723,101
University of California Prerefunded 05/15/19 Revenue Bonds Series 2009O 05/15/20	5.000%	1,000,000	1,127,200
Total			38,499,049
RETIREMENT COMMUNITIES 5.1%
ABAG Finance Authority for Nonprofit Corps. Refunding Revenue Bonds Episcopal Senior Communities Series 2011 07/01/24	5.375%	2,795,000	3,200,023
Series 2012 07/01/21	5.000%	1,000,000	1,142,460
Revenue Bonds Odd Fellows Home of California Series 2012-A 04/01/32	5.000%	4,750,000	5,616,305
California Health Facilities Financing Authority Refunding Revenue Bonds Northern California Presbyterian Homes Series 2015 07/01/28	5.000%	310,000	376,135
07/01/29	5.000%	300,000	361,944
California Statewide Communities Development Authority Refunding Revenue Bonds 899 Charleston Project Series 2014A 11/01/19	5.000%	725,000	779,912
American Baptist Homes West Series 2015 10/01/24	5.000%	2,575,000	3,087,064
10/01/26	5.000%	1,000,000	1,195,710
Episcopal Communities and Services Series 2012 05/15/27	5.000%	1,520,000	1,750,493
Revenue Bonds Insured Redwoods Project Series 2013 11/15/28	5.000%	1,000,000	1,216,530
City of La Verne Refunding Certificate of Participation Brethren Hillcrest Homes Series 2014 05/15/24	5.000%	310,000	355,524

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
12

COLUMBIA AMT-FREE CALIFORNIA INTERMEDIATE MUNI BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

April 30, 2016

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
05/15/25	5.000%	530,000	603,474
05/15/26	5.000%	700,000	791,854
05/15/29	5.000%	1,135,000	1,265,763
Los Angeles County Regional Financing Authority Revenue Bonds Montecedro, Inc. Project Series 2014A 11/15/34	5.000%	1,000,000	1,167,800
Total			22,910,991
SPECIAL NON PROPERTY TAX 0.8%
Virgin Islands Public Finance Authority(c) Refunding Revenue Bonds Series 2013B 10/01/24	5.000%	1,740,000	1,993,170
Revenue Bonds Matching Fund Loan Notes-Senior Lien Series 2010A 10/01/20	5.000%	1,490,000	1,681,286
Total			3,674,456
SPECIAL PROPERTY TAX 14.0%
Chino Public Financing Authority Refunding Special Tax Bonds Series 2012 09/01/23	5.000%	1,070,000	1,246,325
City of Irvine Refunding Special Assessment Bonds Limited Obligation Reassessment District Series 2015 09/02/25	5.000%	1,300,000	1,603,719
Concord Redevelopment Agency Successor Agency Refunding Tax Allocation Bonds Series 2014 (BAM) 03/01/25	5.000%	840,000	1,045,817
County of El Dorado Refunding Special Tax Bonds Community Facilities District No. 92-1 Series 2012 09/01/26	5.000%	630,000	736,256
09/01/27	5.000%	805,000	934,903
Emeryville Redevelopment Agency Successor Agency Refunding Tax Allocation Bonds Series 2014A (AGM) 09/01/23	5.000%	2,415,000	3,002,787
09/01/26	5.000%	1,000,000	1,235,960
09/01/27	5.000%	1,000,000	1,224,170
09/01/30	5.000%	815,000	980,624
09/01/31	5.000%	590,000	705,286

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Fontana Public Finance Authority Subordinated Tax Allocation Bonds Lien-North Fontana Redevelopment Series 2005A (AMBAC) 10/01/20	5.000%	1,515,000	1,520,590
Garden Grove Agency Community Development Successor Agency Refunding Tax Allocation Bonds Garden Grove Community Project Series 2016 (BAM) 10/01/30	5.000%	1,040,000	1,273,605
10/01/31	5.000%	1,640,000	2,001,505
Glendale Redevelopment Agency Successor Agency Refunding Tax Allocation Bonds Central Glendale Redevelopment Subordinated Series 2013 (AGM) 12/01/21	5.000%	755,000	903,977
Inglewood Redevelopment Agency Refunding Tax Allocation Bonds Merged Redevelopment Project Series 1998A (AMBAC) 05/01/17	5.250%	1,425,000	1,463,674
Irvine Unified School District Refunding Special Tax Bonds Series 2015 09/01/30	5.000%	2,065,000	2,522,129
09/01/31	5.000%	2,720,000	3,309,152
Jurupa Public Financing Authority Refunding Special Tax Bonds Series 2014A 09/01/29	5.000%	530,000	634,596
09/01/30	5.000%	625,000	744,869
09/01/32	5.000%	625,000	738,838
La Quinta Redevelopment Agency Successor Agency Refunding Tax Allocation Bonds Redevelopment Project Subordinated Series 2013A 09/01/30	5.000%	1,500,000	1,740,870
Long Beach Bond Finance Authority Tax Allocation Bonds Industrial Redevelopment Project Areas Series 2002B (AMBAC) 11/01/19	5.500%	1,070,000	1,224,947
Los Angeles Community Facilities District Refunding Special Tax Bonds Playa Vista-Phase 1 Series 2014 09/01/30	5.000%	1,000,000	1,165,530
Los Angeles County Redevelopment Authority Refunding Tax Allocation Bonds Los Angeles Bunker Hill Project Series 2014C (AGM) 12/01/28	5.000%	3,000,000	3,652,980

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
13

COLUMBIA AMT-FREE CALIFORNIA INTERMEDIATE MUNI BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

April 30, 2016

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Oakland Redevelopment Successor Agency Subordinated Refunding Tax Allocation Bonds Series 2013 09/01/22	5.000%	2,000,000	2,402,520
Poway Unified School District Public Financing Authority Special Tax Refunding Bonds Series 2015B 09/01/26	5.000%	995,000	1,211,174
Poway Unified School District Special Tax Bonds Community Facilities District No. 6-4S Ranch Series 2012 09/01/28	5.000%	1,775,000	2,025,381
09/01/29	5.000%	1,200,000	1,365,264
Rancho Cucamonga Redevelopment Agency Successor Agency Tax Allocation Bonds Rancho Redevelopment Project Area Series 2014 09/01/30	5.000%	700,000	838,733
Series 2014 (AGM) 09/01/27	5.000%	2,200,000	2,685,650
Riverside County Public Financing Authority Refunding Tax Allocation Bonds Project Area #1-Desert Communities Series 2016 (BAM)(d) 10/01/31	4.000%	2,500,000	2,766,200
San Francisco City & County Redevelopment Agency Refunding Tax Allocation Bonds Mission Bay North Redevelopment Project Series 2016 08/01/30	5.000%	275,000	340,896
08/01/31	5.000%	355,000	437,729
Mission Bay South Redevelopment Project Series 2016 08/01/31	5.000%	670,000	817,286
08/01/32	5.000%	580,000	704,578
Tax Allocation Bonds Mission Bay South Redevelopment Project Series 2014A 08/01/29	5.000%	225,000	267,023
08/01/30	5.000%	175,000	206,932
San Francisco Redevelopment Projects Series 2009B 08/01/18	5.000%	1,255,000	1,366,067
San Mateo Redevelopment Agency Successor Agency Refunding Tax Allocation Bonds Series 2015A 08/01/28	5.000%	1,860,000	2,251,139
08/01/29	5.000%	1,000,000	1,204,170
Semitropic Improvement District Refunding Revenue Bonds Series 2015A 2nd Lien (AGM) 12/01/23	5.000%	300,000	374,514
12/01/24	5.000%	400,000	507,224

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Sulphur Springs Union School District Unrefunded Special Tax Bonds Community Facilities District Series 2012 09/01/28	5.000%	530,000	604,762
09/01/29	5.000%	595,000	676,943
Tustin Community Facilities District Refunding Special Tax Bonds Legacy Villages of Columbus #06-1 Series 2015 09/01/29	5.000%	1,200,000	1,434,456
Tustin Community Redevelopment Agency Tax Allocation Bonds MCAS-Tustin Redevelopment Project Area Series 2010 09/01/25	5.000%	1,250,000	1,386,925
Vista Redevelopment Agency Successor Agency Tax Allocation Refunding Bonds Series 2015B1 (AGM) 09/01/24	5.000%	580,000	726,665
09/01/26	5.000%	700,000	877,604
Total			63,092,944
STATE APPROPRIATED 5.0%
California State Public Works Board Refunding Revenue Bonds Various Capital Projects Series 2012G 11/01/28	5.000%	1,500,000	1,814,085
Revenue Bonds Department of Corrections and Rehabilitation Series 2014C 10/01/22	5.000%	1,925,000	2,358,818
Series 2015A 06/01/28	5.000%	1,175,000	1,458,328
Department of General Services Series 2006A 04/01/28	5.000%	1,000,000	1,000,250
Various Capital Projects Series 2011A 10/01/20	5.000%	2,000,000	2,341,400
Series 2013I 11/01/28	5.250%	3,000,000	3,733,890
Series 2014E 09/01/30	5.000%	1,500,000	1,825,155
Subordinated Series 2009I-1 11/01/17	5.000%	2,000,000	2,129,600
Subordinated Series 2010A-1 03/01/22	5.250%	2,000,000	2,336,760
Various Correctional Facilities Series 2014A 09/01/31	5.000%	3,000,000	3,641,790
Total			22,640,076

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
14

COLUMBIA AMT-FREE CALIFORNIA INTERMEDIATE MUNI BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

April 30, 2016

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
STATE GENERAL OBLIGATION 4.9%
State of California Unlimited General Obligation Bonds Series 2010 11/01/24	5.000%	5,000,000	5,905,600
Various Purpose Series 2009 04/01/26	5.625%	2,000,000	2,283,780
10/01/29	5.250%	1,500,000	1,716,660
Series 2011 10/01/19	5.000%	4,000,000	4,557,240
Unlimited General Obligation Refunding Bonds Series 2007 08/01/18	5.000%	3,750,000	3,876,075
Series 2014 08/01/32	5.000%	3,000,000	3,676,560
Total			22,015,915
TOBACCO 1.1%
Golden State Tobacco Securitization Corp. Asset-Backed Refunding Revenue Bonds Series 2015A 06/01/33	5.000%	4,000,000	4,826,520
TURNPIKE / BRIDGE / TOLL ROAD 1.4%
Foothill-Eastern Transportation Corridor Agency Subordinated Refunding Revenue Bonds Series 2014B-3 01/15/53	5.500%	3,000,000	3,583,170
Foothill-Eastern Transportation Corridor Agency(a) Refunding Revenue Bonds Series 2015 01/15/33	0.000%	5,000,000	2,558,450
Total			6,141,620
WATER & SEWER 6.3%
City of Fresno Sewer System Revenue Bonds Series 2008A 09/01/23	5.000%	1,000,000	1,097,610
City of Los Angeles Wastewater System Unrefunded Revenue Bonds Series 2009A 06/01/25	5.750%	890,000	1,016,585
City of Tulare Sewer Refunding Revenue Bonds Series 2015 (AGM) 11/15/25	5.000%	700,000	892,290
11/15/26	5.000%	1,000,000	1,257,760
Clovis Public Financing Authority Revenue Bonds Series 2007 (AMBAC) 08/01/21	5.000%	1,000,000	1,049,260

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Eastern Municipal Water District Refunding Revenue Bonds Series 2016A(e) 07/01/38	0.500%	2,500,000	2,500,000
Irvine Ranch Water District Refunding Special Assessment Bonds Series 2016A-2(e) 10/01/37	0.490%	3,000,000	3,000,000
Kern County Water Agency Improvement District No. 4 Refunding Revenue Bonds Series 2016A (AGM) 05/01/27	5.000%	2,300,000	2,870,906
Los Angeles County Sanitation Districts Financing Authority Subordinated Refunding Revenue Bonds Capital Projects — District #14 Series 2015 10/01/24	5.000%	1,050,000	1,338,298
10/01/25	5.000%	1,100,000	1,417,559
Oxnard Financing Authority Revenue Bonds Project Series 2006 06/01/31	5.000%	4,315,000	4,330,577
San Diego Public Facilities Financing Authority Water Refunding Revenue Bonds Series 2010A 08/01/24	5.000%	2,000,000	2,338,540
Semitropic Improvement District Refunding Revenue Bonds Series 2012A 12/01/23	5.000%	2,850,000	3,473,181
Stockton Public Financing Authority Refunding Revenue Bonds Series 2014 (BAM) 09/01/28	5.000%	1,500,000	1,793,925
Total			28,376,491
Total Municipal Bonds (Cost: $381,496,242)			413,842,395

Floating Rate Notes 1.7%

Issue Description	Effective Yield	Principal Amount ($)	Value ($)
California Infrastructure & Economic Development Bank(e)(f) Refunding Revenue Bonds Los Angeles Museum VRDN Series 2008 (Wells Fargo Bank) 09/01/37	0.240%	900,000	900,000
VRDN Series 2008A (Wells Fargo Bank) 09/01/37	0.240%	500,000	500,000

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
15

COLUMBIA AMT-FREE CALIFORNIA INTERMEDIATE MUNI BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

April 30, 2016

Floating Rate Notes (continued)

Issue Description	Effective Yield	Principal Amount ($)	Value ($)
California Statewide Communities Development Authority Revenue Bonds John Muir Health VRDN Series 2008C (Wells Fargo Bank)(e)(f) 08/15/27	0.230%	2,480,000	2,480,000
Calleguas-Las Virgenes Public Financing Authority Refunding Revenue Bonds Municipal Water District Project VRDN Series 2008A (Wells Fargo Bank)(e)(f) 07/01/37	0.380%	3,000,000	3,000,000
State of California Unlimited General Obligation Bonds VRDN Series 2003A-1 (JPMorgan Chase Bank)(e)(f) 05/01/33	0.220%	865,000	865,000
Total Floating Rate Notes (Cost: $7,745,000)			7,745,000

Municipal Short Term 3.6%

DISPOSAL 0.9%
California Municipal Finance Authority Refunding Revenue Bonds Republic Services, Inc. VRDN Series 2010(e) 09/01/21	0.650%	4,000,000	4,000,000

Municipal Short Term (continued)

Issue Description	Effective Yield	Principal Amount ($)	Value ($)
LOCAL APPROPRIATION 0.9%
Golden Empire Schools Financing Authority Refunding Revenue Bonds Kern High School District Project Series 2015(e) 05/01/16	0.610%	4,000,000	3,999,939
SPECIAL NON PROPERTY TAX 0.9%
County of Riverside Revenue Notes Series 2015D 10/12/16	0.490%	4,000,000	4,027,160
WATER & SEWER 0.9%
Metropolitan Water District of Southern California Refunding Revenue Bonds VRDN Series 2011A-4(e) 07/01/36	0.790%	4,000,000	3,996,280
Total Municipal Short Term (Cost: $16,030,552)			16,023,379
Total Investments (Cost: $405,271,794)			437,610,774
Other Assets & Liabilities, Net			11,734,786
Net Assets			449,345,560

Notes to Portfolio of Investments

(a)  Zero coupon bond.

(b)  Represents privately placed and other securities and instruments exempt from SEC registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. The Fund may invest in private placements determined to be liquid as well as those determined to be illiquid. Private placements may be determined to be liquid under guidelines established by the Fund's Board of Trustees. At April 30, 2016, the value of these securities amounted to $8,725,966 or 1.94% of net assets.

(c)  Municipal obligations include debt obligations issued by or on behalf of territories, possessions, or sovereign nations within the territorial boundaries of the United States. At April 30, 2016, the value of these securities amounted to $3,674,456 or 0.82% of net assets.

(d)  Security, or a portion thereof, has been purchased on a when-issued or delayed delivery basis.

(e)  Variable rate security.

(f)  The Fund is entitled to receive principal and interest from the guarantor after a day or a week's notice or upon maturity. The maturity date disclosed represents the final maturity.

Abbreviation Legend

AGM  Assured Guaranty Municipal Corporation

AMBAC  Ambac Assurance Corporation

BAM  Build America Mutual Assurance Co.

BAN  Bond Anticipation Note

NPFGC  National Public Finance Guarantee Corporation

VRDN  Variable Rate Demand Note

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
16

COLUMBIA AMT-FREE CALIFORNIA INTERMEDIATE MUNI BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

April 30, 2016

Fair Value Measurements

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset's or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
17

COLUMBIA AMT-FREE CALIFORNIA INTERMEDIATE MUNI BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

April 30, 2016

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund's investments at April 30, 2016:

	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Investments
Municipal Bonds	—	413,842,395	—	413,842,395
Floating Rate Notes	—	7,745,000	—	7,745,000
Municipal Short Term	—	16,023,379	—	16,023,379
Total Investments	—	437,610,774	—	437,610,774

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets.

There were no transfers of financial assets between levels during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
18

COLUMBIA AMT-FREE CALIFORNIA INTERMEDIATE MUNI BOND FUND

STATEMENT OF ASSETS AND LIABILITIES

April 30, 2016

Assets
Investments, at value
(identified cost $405,271,794)	$437,610,774
Cash	9,958,019
Receivable for:
Investments sold	35,002
Capital shares sold	1,285,461
Interest	4,773,100
Expense reimbursement due from Investment Manager	2,400
Prepaid expenses	895
Other assets	5,394
Total assets	453,671,045
Liabilities
Payable for:
Investments purchased on a delayed delivery basis	2,764,000
Capital shares purchased	393,480
Dividend distributions to shareholders	983,067
Investment management fees	5,724
Distribution and/or service fees	751
Transfer agent fees	65,831
Compensation of board members	79,165
Other expenses	33,467
Total liabilities	4,325,485
Net assets applicable to outstanding capital stock	$449,345,560
Represented by
Paid-in capital	$419,967,418
Excess of distributions over net investment income	(85,154)
Accumulated net realized loss	(2,875,684)
Unrealized appreciation (depreciation) on:
Investments	32,338,980
Total — representing net assets applicable to outstanding capital stock	$449,345,560

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
19

COLUMBIA AMT-FREE CALIFORNIA INTERMEDIATE MUNI BOND FUND

STATEMENT OF ASSETS AND LIABILITIES (continued)

April 30, 2016

Class A
Net assets	$51,869,242
Shares outstanding	4,837,556
Net asset value per share	$10.72
Maximum offering price per share(a)	$11.05
Class B
Net assets	$10,414
Shares outstanding	971
Net asset value per share(b)	$10.72
Class C
Net assets	$14,549,418
Shares outstanding	1,357,783
Net asset value per share	$10.72
Class R4
Net assets	$1,457,131
Shares outstanding	136,290
Net asset value per share	$10.69
Class R5
Net assets	$2,829,342
Shares outstanding	265,233
Net asset value per share	$10.67
Class Z
Net assets	$378,630,013
Shares outstanding	35,395,073
Net asset value per share	$10.70

(a) The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 3.00%.

(b) Net asset value per share rounds to this amount due to fractional shares outstanding.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
20

COLUMBIA AMT-FREE CALIFORNIA INTERMEDIATE MUNI BOND FUND

STATEMENT OF OPERATIONS

Year Ended April 30, 2016

Net investment income
Income:
Interest	$13,667,151
Total income	13,667,151
Expenses:
Investment management fees	1,929,151
Distribution and/or service fees
Class A	119,898
Class B	102
Class C	141,919
Transfer agent fees
Class A	94,163
Class B	19
Class C	27,870
Class R4	2,976
Class R5	1,253
Class Z	679,394
Compensation of board members	13,449
Custodian fees	3,851
Printing and postage fees	23,562
Registration fees	24,787
Audit fees	24,308
Legal fees	9,812
Other	16,205
Total expenses	3,112,719
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(837,581)
Expense reductions	(20)
Total net expenses	2,275,118
Net investment income	11,392,033
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	(495,635)
Net realized loss	(495,635)
Net change in unrealized appreciation (depreciation) on:
Investments	9,771,491
Net change in unrealized appreciation	9,771,491
Net realized and unrealized gain	9,275,856
Net increase in net assets resulting from operations	$20,667,889

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
21

COLUMBIA AMT-FREE CALIFORNIA INTERMEDIATE MUNI BOND FUND

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended April 30, 2016	Year Ended April 30, 2015
Operations
Net investment income	$11,392,033	$10,000,688
Net realized loss	(495,635)	(1,281)
Net change in unrealized appreciation	9,771,491	1,515,978
Net increase in net assets resulting from operations	20,667,889	11,515,385
Distributions to shareholders
Net investment income
Class A	(1,239,276)	(1,074,583)
Class B	(188)	(421)
Class C	(260,473)	(200,400)
Class R4	(43,037)	(12,902)
Class R5	(73,549)	(22,116)
Class Z	(9,808,850)	(8,690,266)
Total distributions to shareholders	(11,425,373)	(10,000,688)
Increase in net assets from capital stock activity	48,008,321	87,667,644
Total increase in net assets	57,250,837	89,182,341
Net assets at beginning of year	392,094,723	302,912,382
Net assets at end of year	$449,345,560	$392,094,723
Excess of distributions over net investment income	$(85,154)	$(51,814)

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
22

COLUMBIA AMT-FREE CALIFORNIA INTERMEDIATE MUNI BOND FUND

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended April 30, 2016		Year Ended April 30, 2015
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A shares
Subscriptions(a)	1,760,681	18,548,397	2,291,743	24,199,329
Distributions reinvested	108,356	1,142,708	90,286	953,387
Redemptions	(1,539,501)	(16,170,145)	(1,053,451)	(11,111,547)
Net increase	329,536	3,520,960	1,328,578	14,041,169
Class B shares
Distributions reinvested	—	—	13	138
Redemptions(a)	(1)	(11)	(1,595)	(16,945)
Net decrease	(1)	(11)	(1,582)	(16,807)
Class C shares
Subscriptions	414,836	4,369,494	533,207	5,625,853
Distributions reinvested	17,992	189,597	11,379	120,081
Redemptions	(310,920)	(3,289,449)	(196,967)	(2,076,929)
Net increase	121,908	1,269,642	347,619	3,669,005
Class R4 shares
Subscriptions	250,266	2,610,592	49,334	517,033
Distributions reinvested	4,055	42,747	1,195	12,592
Redemptions	(168,599)	(1,777,812)	(4,937)	(51,942)
Net increase	85,722	875,527	45,592	477,683
Class R5 shares
Subscriptions	171,807	1,797,462	133,477	1,402,820
Distributions reinvested	6,974	73,249	2,074	21,798
Redemptions	(80,014)	(843,943)	(1,943)	(20,390)
Net increase	98,767	1,026,768	133,608	1,404,228
Class Z shares
Subscriptions	9,935,309	104,477,029	9,983,716	105,228,613
Distributions reinvested	163,982	1,725,626	144,640	1,523,915
Redemptions	(6,173,525)	(64,887,220)	(3,672,605)	(38,660,162)
Net increase	3,925,766	41,315,435	6,455,751	68,092,366
Total net increase	4,561,698	48,008,321	8,309,566	87,667,644

(a) Includes conversions of Class B shares to Class A shares, if any.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
23

COLUMBIA AMT-FREE CALIFORNIA INTERMEDIATE MUNI BOND FUND

FINANCIAL HIGHLIGHTS

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund's portfolio turnover rate may be higher.

	Year Ended April 30,										Year Ended March 31,
Class A	2016		2015		2014		2013		2012(a)		2012
Per share data
Net asset value, beginning of period	$10.50		$10.42		$10.68		$10.47		$10.37		$9.65
Income from investment operations:
Net investment income	0.27		0.29		0.32		0.32		0.03		0.32
Net realized and unrealized gain (loss)	0.22		0.08		(0.26)		0.21		0.10		0.72
Total from investment operations	0.49		0.37		0.06		0.53		0.13		1.04
Less distributions to shareholders:
Net investment income	(0.27)		(0.29)		(0.32)		(0.32)		(0.03)		(0.32)
Total distributions to shareholders	(0.27)		(0.29)		(0.32)		(0.32)		(0.03)		(0.32)
Net asset value, end of period	$10.72		$10.50		$10.42		$10.68		$10.47		$10.37
Total return	4.76%		3.60%		0.64%		5.12%		1.22%		10.87%
Ratios to average net assets(b)
Total gross expenses	0.94%		0.95%		0.96%		0.96%		1.00	%(c)	1.00%
Total net expenses(d)	0.74	%(e)	0.74	%(e)	0.74	%(e)	0.73	%(e)	0.73	%(c)	0.74	%(e)
Net investment income	2.58%		2.76%		3.10%		3.01%		3.11	%(c)	3.13%
Supplemental data
Net assets, end of period (in thousands)	$51,869		$47,317		$33,140		$29,398		$20,180		$18,858
Portfolio turnover	8%		6%		12%		8%		0%		9%

Notes to Financial Highlights

(a)  For the period from April 1, 2012 to April 30, 2012. During the period, the Fund's fiscal year end was changed from March 31 to April 30.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
24

COLUMBIA AMT-FREE CALIFORNIA INTERMEDIATE MUNI BOND FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended April 30,									Year Ended March 31,
Class B	2016		2015		2014		2013	2012(a)		2012
Per share data
Net asset value, beginning of period	$10.50		$10.42		$10.68		$10.47	$10.37		$9.64
Income from investment operations:
Net investment income	0.19		0.22		0.24		0.24	0.02		0.25
Net realized and unrealized gain (loss)	0.22		0.07		(0.26)		0.21	0.10		0.71
Total from investment operations	0.41		0.29		(0.02)		0.45	0.12		0.96
Less distributions to shareholders:
Net investment income	(0.19)		(0.21)		(0.24)		(0.24)	(0.02)		(0.23)
Total distributions to shareholders	(0.19)		(0.21)		(0.24)		(0.24)	(0.02)		(0.23)
Net asset value, end of period	$10.72		$10.50		$10.42		$10.68	$10.47		$10.37
Total return	3.99%		2.82%		(0.11%)		4.34%	1.16%		10.04%
Ratios to average net assets(b)
Total gross expenses	1.69%		1.70%		1.71%		1.70%	1.78	%(c)	1.96%
Total net expenses(d)	1.49	%(e)	1.49	%(e)	1.49	%(e)	1.48%	1.48	%(c)	1.56	%(e)
Net investment income	1.83%		2.04%		2.36%		2.26%	2.38	%(c)	2.53%
Supplemental data
Net assets, end of period (in thousands)	$10		$10		$27		$20	$3		$3
Portfolio turnover	8%		6%		12%		8%	0%		9%

Notes to Financial Highlights

(a)  For the period from April 1, 2012 to April 30, 2012. During the period, the Fund's fiscal year end was changed from March 31 to April 30.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

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25

COLUMBIA AMT-FREE CALIFORNIA INTERMEDIATE MUNI BOND FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended April 30,										Year Ended March 31,
Class C	2016		2015		2014		2013		2012(a)		2012
Per share data
Net asset value, beginning of period	$10.49		$10.42		$10.67		$10.47		$10.37		$9.64
Income from investment operations:
Net investment income	0.19		0.21		0.24		0.24		0.02		0.24
Net realized and unrealized gain (loss)	0.23		0.07		(0.25)		0.20		0.10		0.73
Total from investment operations	0.42		0.28		(0.01)		0.44		0.12		0.97
Less distributions to shareholders:
Net investment income	(0.19)		(0.21)		(0.24)		(0.24)		(0.02)		(0.24)
Total distributions to shareholders	(0.19)		(0.21)		(0.24)		(0.24)		(0.02)		(0.24)
Net asset value, end of period	$10.72		$10.49		$10.42		$10.67		$10.47		$10.37
Total return	4.08%		2.72%		(0.02%)		4.24%		1.16%		10.15%
Ratios to average net assets(b)
Total gross expenses	1.69%		1.70%		1.71%		1.71%		1.75	%(c)	1.73%
Total net expenses(d)	1.49	%(e)	1.49	%(e)	1.49	%(e)	1.48	%(e)	1.48	%(c)	1.49	%(e)
Net investment income	1.83%		2.01%		2.35%		2.25%		2.36	%(c)	2.38%
Supplemental data
Net assets, end of period (in thousands)	$14,549		$12,965		$9,253		$8,004		$4,384		$4,223
Portfolio turnover	8%		6%		12%		8%		0%		9%

Notes to Financial Highlights

(a)  For the period from April 1, 2012 to April 30, 2012. During the period, the Fund's fiscal year end was changed from March 31 to April 30.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.
The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
26

COLUMBIA AMT-FREE CALIFORNIA INTERMEDIATE MUNI BOND FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended April 30,
Class R4	2016		2015		2014		2013(a)
Per share data
Net asset value, beginning of period	$10.46		$10.39		$10.64		$10.54
Income from investment operations:
Net investment income	0.29		0.32		0.34		0.04
Net realized and unrealized gain (loss)	0.24		0.07		(0.25)		0.10
Total from investment operations	0.53		0.39		0.09		0.14
Less distributions to shareholders:
Net investment income	(0.30)		(0.32)		(0.34)		(0.04)
Total distributions to shareholders	(0.30)		(0.32)		(0.34)		(0.04)
Net asset value, end of period	$10.69		$10.46		$10.39		$10.64
Total return	5.13%		3.76%		0.98%		1.32%
Ratios to average net assets(b)
Total gross expenses	0.69%		0.70%		0.70%		0.56	%(c)
Total net expenses(d)	0.49	%(e)	0.49	%(e)	0.49	%(e)	0.44	%(c)
Net investment income	2.81%		3.02%		3.46%		3.27	%(c)
Supplemental data
Net assets, end of period (in thousands)	$1,457		$529		$52		$3
Portfolio turnover	8%		6%		12%		8%

Notes to Financial Highlights

(a)  Based on operations from March 19, 2013 (commencement of operations) through the stated period end.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
27

COLUMBIA AMT-FREE CALIFORNIA INTERMEDIATE MUNI BOND FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended April 30,
Class R5	2016	2015	2014	2013(a)
Per share data
Net asset value, beginning of period	$10.44	$10.37	$10.63	$10.63
Income from investment operations:
Net investment income	0.31	0.32	0.35	0.16
Net realized and unrealized gain (loss)	0.23	0.08	(0.26)	0.01
Total from investment operations	0.54	0.40	0.09	0.17
Less distributions to shareholders:
Net investment income	(0.31)	(0.33)	(0.35)	(0.17)
Total distributions to shareholders	(0.31)	(0.33)	(0.35)	(0.17)
Net asset value, end of period	$10.67	$10.44	$10.37	$10.63
Total return	5.23%	3.85%	0.98%	1.57%
Ratios to average net assets(b)
Total gross expenses	0.55%	0.55%	0.58%	0.50	%(c)
Total net expenses(d)	0.39%	0.40%	0.40%	0.39	%(c)
Net investment income	2.93%	3.09%	3.47%	3.28	%(c)
Supplemental data
Net assets, end of period (in thousands)	$2,829	$1,738	$341	$3
Portfolio turnover	8%	6%	12%	8%

Notes to Financial Highlights

(a)  Based on operations from November 8, 2012 (commencement of operations) through the stated period end.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
28

COLUMBIA AMT-FREE CALIFORNIA INTERMEDIATE MUNI BOND FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended April 30,										Year Ended March 31,
Class Z	2016		2015		2014		2013		2012(a)		2012
Per share data
Net asset value, beginning of period	$10.47		$10.40		$10.65		$10.45		$10.35		$9.63
Income from investment operations:
Net investment income	0.30		0.32		0.34		0.35		0.03		0.34
Net realized and unrealized gain (loss)	0.23		0.07		(0.25)		0.20		0.10		0.72
Total from investment operations	0.53		0.39		0.09		0.55		0.13		1.06
Less distributions to shareholders:
Net investment income	(0.30)		(0.32)		(0.34)		(0.35)		(0.03)		(0.34)
Total distributions to shareholders	(0.30)		(0.32)		(0.34)		(0.35)		(0.03)		(0.34)
Net asset value, end of period	$10.70		$10.47		$10.40		$10.65		$10.45		$10.35
Total return	5.12%		3.76%		0.98%		5.29%		1.24%		11.16%
Ratios to average net assets(b)
Total gross expenses	0.69%		0.70%		0.71%		0.71%		0.75	%(c)	0.74%
Total net expenses(d)	0.49	%(e)	0.49	%(e)	0.49	%(e)	0.48	%(e)	0.48	%(c)	0.50	%(e)
Net investment income	2.83%		3.02%		3.35%		3.27%		3.35	%(c)	3.39%
Supplemental data
Net assets, end of period (in thousands)	$378,630		$329,535		$260,101		$281,301		$254,981		$252,647
Portfolio turnover	8%		6%		12%		8%		0%		9%

Notes to Financial Highlights

(a)  For the period from April 1, 2012 to April 30, 2012. During the period, the Fund's fiscal year end was changed from March 31 to April 30.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
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COLUMBIA AMT-FREE CALIFORNIA INTERMEDIATE MUNI BOND FUND

NOTES TO FINANCIAL STATEMENTS

April 30, 2016

Note 1. Organization

Columbia AMT-Free California Intermediate Muni Bond Fund (the Fund), a series of Columbia Funds Series Trust (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C, Class R4, Class R5 and Class Z shares. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust's organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense and sales charge structure.

Class A shares are subject to a maximum front-end sales charge of 3.00% based on the initial investment amount. In addition, Class A shares purchased on or after February 19, 2015 are subject to a contingent deferred sales charge (CDSC) of 0.75% on certain investments of $500,000 or more if redeemed within 12 months after purchase. Redemptions of Class A shares purchased prior to February 19, 2015, without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase, are subject to a CDSC of 1.00% if redeemed within 12 months after purchase, and 0.50% if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 3.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund's Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within 12 months after purchase.

Class R4 shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain investors as described in the Fund's prospectus.

Class R5 shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans.

Class Z shares are not subject to sales charges and are available only to eligible investors, which are subject to different investment minimums as described in the Fund's prospectus.

Note 2. Summary of Significant Accounting Policies

Basis of Preparation

The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation

Debt securities generally are valued by pricing services approved by the Board of Trustees (the Board) based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized cost value, unless this method results in a valuation that management believes does not approximate market value.

Annual Report 2016
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COLUMBIA AMT-FREE CALIFORNIA INTERMEDIATE MUNI BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

April 30, 2016

Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund's Portfolio of Investments.

Delayed Delivery Securities

The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a "when-issued" basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver, which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.

The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.

Dividend income is recorded on the ex-dividend date.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its tax exempt and taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders

Distributions from net investment income, if any, are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service

Annual Report 2016
31

COLUMBIA AMT-FREE CALIFORNIA INTERMEDIATE MUNI BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

April 30, 2016

providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Note 3. Fees and Other Transactions with Affiliates

Management Fees

Effective September 1, 2015, the Fund entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 0.47% to 0.31% as the Fund's net assets increase. The effective management services fee rate for the year ended April 30, 2016 was 0.47% of the Fund's average daily net assets.

Prior to September 1, 2015, the Fund paid the Investment Manager an annual fee for advisory services under an Investment Management Services Agreement and a separate annual fee for administrative and accounting services under an Administrative Services Agreement. For the period from May 1, 2015 through August 31, 2015, the investment advisory services fee paid to the Investment Manager was $529,540, and the administrative services fee paid to the Investment Manager was $90,263.

Other Expenses

Other expenses are for, among other things, miscellaneous expenses of the Fund or the Board, including payments to Board Services Corp., a company providing limited administrative services to the Fund and the Board. That company's expenses include boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. For the year ended April 30, 2016, other expenses paid by the Fund to this company were $1,604.

Compensation of Board Members

Board members, who are not officers or employees of the Investment Manager or Ameriprise Financial, are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), these Board members may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan. All amounts payable under the Plan constitute a general unsecured obligation of the Fund.

Transfer Agency Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

The Transfer Agent receives a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Transfer Agent also receives sub-transfer agency fees based on a percentage of the average aggregate value of the Fund's shares maintained in omnibus accounts (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., for which the Transfer Agent receives a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Class R5 shares are subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to Class R5 shares.

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COLUMBIA AMT-FREE CALIFORNIA INTERMEDIATE MUNI BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

April 30, 2016

For the year ended April 30, 2016, the Fund's effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.20%
Class B	0.18
Class C	0.20
Class R4	0.20
Class R5	0.05
Class Z	0.20

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class's initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended April 30, 2016, these minimum account balance fees reduced total expenses of the Fund by $20.

Distribution and Service Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.

Under the Plans, the Fund pays a monthly combined distribution and service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A shares of the Fund. Also under the Plans, the Fund pays a monthly service fee at the maximum annual rate of 0.25% of the average daily net assets attributable to Class B and Class C shares of the Fund and a monthly distribution fee at the maximum annual rate of 0.75% of the average daily net assets attributable to Class B and Class C shares of the Fund.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $24,077 for Class A and $5,440 for Class C shares for the year ended April 30, 2016.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the periods disclosed below, unless sooner terminated at the sole discretion of the Board, so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, do not exceed the following annual rates as a percentage of the class' average daily net assets:

	September 1, 2015 through August 31, 2016	Prior to September 1, 2015
Class A	0.74%	0.74%
Class B	1.49	1.49
Class C	1.49	1.49
Class R4	0.49	0.49
Class R5	0.39	0.40
Class Z	0.49	0.49

Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend and interest expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

Annual Report 2016
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COLUMBIA AMT-FREE CALIFORNIA INTERMEDIATE MUNI BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

April 30, 2016

At April 30, 2016, these differences are primarily due to differing treatment for capital loss carryforwards, Trustees' deferred compensation and distributions. To the extent these differences are permanent, reclassifications are made among the components of the Fund's net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications.

The Fund did not have any permanent differences; therefore, no reclassifications were made to the Statement of Assets and Liabilities.

The tax character of distributions paid during the years indicated was as follows:

Year Ended April 30,	2016	2015
Ordinary income	$19,022	$18,726
Tax-exempt income	11,406,351	9,981,962
Total	11,425,373	10,000,688

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At April 30, 2016, the components of distributable earnings on a tax basis were as follows:

Undistributed tax-exempt income	$976,233
Capital loss carryforwards	(2,875,684)
Net unrealized appreciation	32,338,981

At April 30, 2016, the cost of investments for federal income tax purposes was $405,271,794 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$32,347,639
Unrealized depreciation	(8,658)
Net unrealized appreciation	32,338,981

The following capital loss carryforwards, determined at April 30, 2016, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Amount ($)
2017	10,109
No expiration — short-term	2,865,575
Total	2,875,684

Capital loss carryforwards with no expiration are required to be utilized prior to any capital losses which carry an expiration date. As a result of this ordering rule, capital loss carryforwards which carry an expiration date may be more likely to expire unused.

Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $69,831,382 and $28,659,418, respectively, for the year ended April 30, 2016. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.

Note 6. Line of Credit

The Fund has access to a revolving credit facility whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Effective December 8, 2015, Citibank, N.A. and HSBC Bank USA, N.A. joined JPMorgan Chase Bank, N.A. (JPMorgan) as lead of a syndicate of banks under the credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, that permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. Prior to December 8, 2015, JPMorgan was the sole lead bank under the credit facility agreement that permitted borrowings up to $550 million under the same terms and interest rates as described above with the exception of the commitment fee which was charged at a rate of 0.075% per annum.

The Fund had no borrowings during the year ended April 30, 2016.

Annual Report 2016
34

COLUMBIA AMT-FREE CALIFORNIA INTERMEDIATE MUNI BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

April 30, 2016

Note 7. Significant Risks

Shareholder Concentration Risk

At April 30, 2016, one unaffiliated shareholder of record owned 69.1% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid or more liquid positions, resulting in Fund losses and the Fund holding a higher percentage of less liquid or illiquid securities. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.

Credit Risk

Credit risk is the risk that the value of debt securities in the Fund's portfolio may decline because the issuer may default and fail to pay interest or repay principal when due. Rating agencies assign credit ratings to debt securities to indicate their credit risk. Lower rated or unrated debt securities held by the Fund may present increased credit risk as compared to higher-rated debt securities.

Interest Rate Risk

Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities tend to fall, and if interest rates fall, the values of debt securities tend to rise. Actions by governments and central banking authorities can result in increases in interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund's performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates.

Liquidity Risk

Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund's investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.

Geographic Concentration Risk

Because the Fund invests substantially in municipal securities issued by the state identified in the Fund's name and political sub-divisions of that state, the Fund will be particularly affected by adverse tax, legislative, regulatory, demographic or political changes as well as changes impacting the state's financial, economic or other condition and prospects. In addition, because of the relatively small number of issuers of tax-exempt securities in the state, the Fund may invest a higher percentage of assets in a single issuer and, therefore, be more exposed to the risk of loss than a fund that invests more broadly. The value of municipal and other securities owned by the Fund also may be adversely affected by future changes in federal or state income tax laws.

Note 8. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 9. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC

Annual Report 2016
35

COLUMBIA AMT-FREE CALIFORNIA INTERMEDIATE MUNI BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

April 30, 2016

also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the Funds' Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the SEC on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2016
36

COLUMBIA AMT-FREE CALIFORNIA INTERMEDIATE MUNI BOND FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Columbia Funds Series Trust and the Shareholders of
Columbia AMT-Free California Intermediate Muni Bond Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia AMT-Free California Intermediate Muni Bond Fund (the "Fund", a series of Columbia Funds Series Trust) at April 30, 2016, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2016 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where such confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Minneapolis, MN
June 21, 2016

Annual Report 2016
37

COLUMBIA AMT-FREE CALIFORNIA INTERMEDIATE MUNI BOND FUND

FEDERAL INCOME TAX INFORMATION

(Unaudited)

The Fund hereby designates the following tax attributes for the fiscal year ended April 30, 2016. Shareholders will be notified in early 2017 of the amounts for use in preparing 2016 income tax returns.

Tax Designations:

Exempt-Interest Dividends	99.83%

Exempt-Interest Dividends. The percentage of net investment income distributed during the fiscal year that qualifies as exempt-interest dividends for federal income tax purposes.

Annual Report 2016
38

COLUMBIA AMT-FREE CALIFORNIA INTERMEDIATE MUNI BOND FUND

TRUSTEES AND OFFICERS

Shareholders elect the Board that oversees the Fund's operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund's Trustees, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, members generally may serve through the end of the calendar year in which they reach either the mandatory retirement age established by the Board or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

Trustees

Independent Trustees

Name, Address, Year of Birth	Position Held With the Funds and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Trustee since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees	120	Trustee, BlueCross BlueShield of Minnesota (Chair of the Business Development Committee) since 2009; Chair of the Robina Foundation since August 2013
Edward J. Boudreau, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000; FINRA Industry Arbitrator, 2002-present; Chairman and Chief Executive Officer, John Hancock Funds (asset management), Chairman and Interested Trustee for open-end and closed-end funds offered by John Hancock, 1989-2000; John Hancock Life Insurance Company, including SVP and Treasurer and SVP Information Technology, 1968-1988	118	Former Trustee, Boston Museum of Science (Chair of Finance Committee), 1985-2013; former Trustee, BofA Funds Series Trust (11 funds), 2005-2011
Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Trustee since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991	120	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of Human Resources Committee) since 1996

Annual Report 2016
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COLUMBIA AMT-FREE CALIFORNIA INTERMEDIATE MUNI BOND FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With the Funds and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
William P. Carmichael 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds; Chair of the Board from 1/14-11/15	Retired; Co-founder, The Succession Fund (provides exit strategies to owners of privately held companies), 1998-2007; Adjunct Professor of Finance, Kelley School of Business, Indiana University, 1993-2007; Senior Vice President, Sara Lee Corporation, 1991-1993; Senior Vice President and Chief Financial Officer, Beatrice Foods Company, 1984-1990; Vice President, Esmark, Inc., 1973-1984; Associate, Price Waterhouse, 1968-1972	120

Director, The Finish Line (athletic shoes and apparel) since July 2003; Director, International Textile Corp. since 2012; Director, hhgregg since May, 2015; former Director, Cobra Electronics Corporation (electronic equipment manufacturer), 1994-August 2014; former Director, Spectrum Brands, Inc. (consumer products), 2002-2009; former Director, Simmons Company (bedding), 2004-2010; former Trustee, BofA Funds Series Trust (11 funds), 2009-2011; former Director, McMoRan Exploration Company (oil and gas exploration and development), 2010-2013

Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 1950	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	120	Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative since 2010
William A. Hawkins 901 S. Marquette Ave. Minneapolis, MN 55402 1942	Chair of the Board since 11/15; Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting) since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010; Operation Hope, COO, 2004-2007; IndyMac Bancorp, President, CBG, 1999-2003; American General Bank, President, 1997-1999; Griffin Financial Services, CEO, 1981-1997; The Griffin Funds, CEO, 1992-1998	120	Former Trustee, BofA Funds Series Trust (11 funds), 2009-2015
R. Glenn Hilliard 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting) since April 2003; Non-Executive Director & Chairman, CNO Financial Group, Inc. (insurance), 2003-2011; Chair & CEO, ING Americas, 1996-2003	118	Chairman, BofA Funds Series Trust (11 funds); former Director, CNO Financial Group, Inc. (insurance), 2003-2011

Annual Report 2016
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COLUMBIA AMT-FREE CALIFORNIA INTERMEDIATE MUNI BOND FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With the Funds and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 1952	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Managing Director, Morgan Stanley, 1982-1989; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	120

Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)

Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 1941	Trustee since 2000 for Seligman Funds, since 11/08 for RiverSource Funds and since 6/11 for Nations Funds	Counsel, Lewis & Munday, P.C. (law firm) since 2004; Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation, 1993-1997	118

Lead Outside Director, Infinity Resources, Inc. (oil and gas exploration and production) since 1994; Lead Outside Director, Digital Ally, Inc. (digital imaging) since September 2005; Trustee, Marygrove College (Chair of Finance Committee) since 2007; former Director, OGE Energy Corp. (energy and energy services), 2007-2014

Minor M. Shaw 901 S. Marquette Ave. Minneapolis, MN 55402 1947	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	120

Director, Piedmont Natural Gas; Director, BlueCross BlueShield of South Carolina since April 2008; Chair of the Duke Endowment; Director, National Association of Corporate Directors, Carolinas Chapter since 2013; Chair of Greenville — Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011

Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Trustee since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	Managing Director, Forester Biotech (consulting), 2001-2003; Chief Executive Officer and Director, RiboNovix, Inc., (biotechnology), 2003-2010; President and Chief Executive Officer of CMT Inc., 2001-2003; Aquila Biopharmaceuticals Inc., 1996-2000; Cambridge Biotech Corporation, 1995-1996; Mitotix Inc., 1993-1994	120	Director, Abt Associates
				(government contractor) since 2001; Director, Boston Children's Hospital since 2002; Director, Healthways, Inc. (health and well-being solutions) since 2005; Director, ICI Mutual Insurance Company, since 2011

Annual Report 2016
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COLUMBIA AMT-FREE CALIFORNIA INTERMEDIATE MUNI BOND FUND

TRUSTEES AND OFFICERS (continued)

Interested Trustee Not Affiliated with Investment Manager*

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Anthony M. Santomero 901 S. Marquette Ave. Minneapolis, MN 55402 1946	Trustee since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000-2006; Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	118

Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Renaissance Reinsurance Ltd. since May 2008; Director, Citigroup Inc. since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011

* Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the Funds to be an "interested person" (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Funds or accounts advised/managed by the Investment Manager.

Annual Report 2016
42

COLUMBIA AMT-FREE CALIFORNIA INTERMEDIATE MUNI BOND FUND

TRUSTEES AND OFFICERS (continued)

Interested Trustee Affiliated with Investment Manager*

Name, Address, Year of Birth	Position Held With the Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
William F. Truscott c/o Columbia Management Investment Advisers, LLC, 225 Franklin St. Boston, MA 02110 1960	Trustee since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds

Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012 and President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012.

178

Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; Former Director, Ameriprise Certificate Company, 2006-January 2013

* Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.

The Statement of Additional Information has additional information about the Fund's Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary; or visiting columbiathreadneedle.com/us.

Annual Report 2016
43

COLUMBIA AMT-FREE CALIFORNIA INTERMEDIATE MUNI BOND FUND

TRUSTEES AND OFFICERS (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund's other officers are:

Fund Officers

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel January 2010-December 2014; and Vice President and Group Counsel or Counsel 2004-January 2010); officer of Columbia Funds and affiliated funds since 2007.

Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011), Chief Financial Officer (2009) and Chief Accounting Officer (2015)

Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004-April 2010; senior officer of Columbia Funds and affiliated funds since 2002.

Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011), Chief Legal Officer (2015) and Assistant Secretary (2008)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since November 2008 and January 2013, respectively (previously Chief Counsel, January 2010-January 2013 and Group Counsel, November 2008-January 2010).

Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)

Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Compliance Executive, Bank of America, 2005-April 2010.

Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)

Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Director and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007-April 2010.

Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Associate General Counsel, Bank of America, 2005-April 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)

Managing Director and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, 2009-April 2010, and Vice President — Asset Management and Trust Company Services, 2006-2009).

Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)

President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009; President, RiverSource Service Corporation 2004-2010.

Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Vice President and Secretary (2015)

Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011 (previously, Counsel from May 2010 to August 2011); Assistant General Counsel, Bank of America, 2005-April 2010; officer of Columbia Funds and affiliated funds since 2005.

Annual Report 2016
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COLUMBIA AMT-FREE CALIFORNIA INTERMEDIATE MUNI BOND FUND

IMPORTANT INFORMATION ABOUT THIS REPORT

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedle.com/us; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedle.com/us, or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund's complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2016
45

Columbia AMT-Free California Intermediate Muni Bond Fund

P.O. Box 8081

Boston, MA 02266-8081

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to columbiathreadneedle.com/us. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies.

All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804

© 2016 Columbia Management Investment Advisers, LLC.

columbiathreadneedle.com/us

ANN122_04_F01_(06/16)

ANNUAL REPORT

April 30, 2016

COLUMBIA AMT-FREE GEORGIA INTERMEDIATE
MUNI BOND FUND

ABOUT COLUMBIA THREADNEEDLE INVESTMENTS

Columbia Threadneedle Investments is a leading global asset management group that provides a broad range of actively managed investment strategies and solutions for individual, institutional and corporate clients around the world.

With more than 2,000 people, including over 450 investment professionals based in North America, Europe and Asia, we manage $464 billion* of assets across developed and emerging market equities, fixed income, asset allocation solutions and alternatives. We are the 13th largest manager of long-term mutual fund assets in the U.S.** and the 3rd largest manager of retail funds in the U.K.***

Our priority is the investment success of our clients. We aim to deliver the investment outcomes they expect through an investment approach that is team-based, performance-driven and risk-aware. Our culture is dynamic and interactive. By sharing our insights across asset classes and geographies, we generate richer perspectives on global, regional and local investment landscapes. The ability to exchange and debate investment ideas in a collaborative environment enriches our teams' investment processes. More importantly, it results in better informed investment decisions for our clients.

Columbia funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies.

  *  In U.S. dollars as of March 31, 2016. Source: Ameriprise Q1 Earnings Release. Includes all assets managed by entities in the Columbia and Threadneedle group of companies. Contact us for more current data.

  **  Source: ICI as of March 31, 2016 for Columbia Management Investment Advisers, LLC.

  ***  Source: Investment Association as of December 2015 for Threadneedle Asset Management Limited.

© 2016 Columbia Management Investment Advisers, LLC. All rights reserved.

Not part of the shareholder report

Investment strategies to help meet investor needs

We are committed to helping investors navigate financial challenges to reach their desired outcomes. The possibilities are endless.

Your success is our priority.

Retire comfortably

Fund college or higher education

Leave a legacy

Generate an appropriate stream of income in retirement

Traditional approaches to income may no longer be adequate — and they may no longer provide the diversification benefits they once did. Investors need to rethink how they generate retirement income.

Worried about running out of income? You are not alone.

Navigate a changing interest rate environment

Even in today's challenging interest rate environment, it's still possible to navigate markets and achieve your goals.

Make investment choices designed specifically for this market environment.

Maximize after-tax returns

In an environment where what you keep is more important than what you earn, municipal bonds can help mitigate higher taxes while providing attractive yields compared to other investment options.

You've worked too hard building your wealth to lose it to taxes.

Grow assets to achieve financial goals

Finding growth opportunities in today's complex market environment requires strong research capabilities, creative thinking and a disciplined approach.

Do your investments deliver the portfolio growth you need?

Ease the impact of volatile markets

With increasing concerns about market volatility, investors should consider diversifying their portfolios with non-traditional holdings.

Interested in turning volatility into opportunity?

To find out more, contact your financial professional, call 800.426.3750 or visit columbiathreadneedle.com/us

Not part of the shareholder report

PRESIDENT'S MESSAGE

Dear Shareholders,

Volatility comes with the territory for long-term investors. Some investors instinctively want to pull out of the market or sell underperforming investments at the first sign of increased volatility or perhaps even as soon as they perceive it on the horizon. But taking yourself out of the market could mean losing out on potential opportunities, and putting your longer-term investment goals at risk.

Cumulative return is not just about achieving high returns when markets are going up; it's also about remaining invested and minimizing losses during weak or volatile markets so that you can participate on the upside. Developing a deeper understanding of the various risks your portfolio is subject to can help you balance these risks.

Diversification is critical in seeking to achieve that balance. We believe that most portfolios could be more effectively diversified either by introducing holdings with performance profiles unrelated to existing holdings (like alternative products) or by rebalancing existing holdings with an eye toward risk allocation. Over time, distributing risk more evenly may produce a more pronounced diversification benefit and may improve portfolio efficiency. We believe market volatility can create significant opportunities and, in fact, these periods may be some of the very best times to invest.

With this in mind, I thought it important to highlight excerpts from a piece written by Colin Moore, Global Chief Investment Officer, in which he touches on some of these issues emphasizing the importance of a properly constructed portfolio in seeking to effectively manage volatility and to achieve consistency of returns. I encourage you to read the article in its entirety. To access the full article and for other insights on current market, please visit blog.columbiathreadneedleus.com/latest-perspectives.

You need investments that are designed to help you ease the impact of volatile market environments and keep the savings you have worked tirelessly to amass. Columbia Threadneedle Investments provides investment solutions to help you tackle financial challenges and achieve your desired outcome.

Best regards,

Christopher O. Petersen
President, Columbia Funds

Excerpts from:

Taking the scare out of the volatility bogeyman

By Colin Moore, Global Chief Investment Officer

Colin Moore is the global chief investment officer for Columbia Threadneedle Investments. His responsibilities include ensuring that a disciplined investment process is in place across all asset classes, including equity and fixed income. Mr. Moore joined one of the Columbia Threadneedle Investments legacy firms in 2002 as head of equity and was also head of fixed income and liquidity strategies from 2009 – 2010.

■  In today's low growth, higher volatility world, the emphasis is shifting from maximization of returns to consistency of returns.

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PRESIDENT'S MESSAGE (continued)

■  Portfolios should represent the behavioral risk-return tradeoff of investors, remembering that they won't stay invested to realize the return if we get the risk tolerance wrong.

■  Holding long-term savings in cash to avoid volatility (the financial equivalent of hiding under the sheets) is detrimental to achieving long-term goals.

According to Wikipedia, "The bogeyman is a common allusion to a mythical creature in many cultures used to control behavior. This monster has no specific appearance, and conceptions about it can vary drastically from household to household within the same community; in many cases he has no set appearance in the mind of an adult or child, but is simply a non-specific embodiment of terror." Different cultures have different names and physical representations for the bogeyman, and investors are no different. We have terrible monsters that we fear may destroy our portfolios, and we call one of the scariest of them volatility.

While the bogeyman is mythical (I hope!), volatility is real and can cause serious damage. To understand why investors have such a hard time coping with volatility, we first need to define three cognitive biases at work in today's investment environment:

1)  Recency bias — something that has recently come to the forefront of our attention, regardless of how long established it is, suddenly seems to appear with improbable frequency.

2)  Negativity bias — we tend to have a greater recall of unpleasant memories than positive memories.

3)  Loss aversion — our dissatisfaction with losing money tends to be greater than our satisfaction with making money.

The level of volatility varies dramatically, and so does investor fear and panic selling — waxing when volatility rises, waning when it falls. Recent studies have pointed to demographics as an important driver of panic selling. The theory is that as people get closer to retirement, the prospects of a large (20% – 30%) loss in financial assets can have a much more pronounced effect on their sense of well-being. Wealth preservation instincts kick in much more quickly than for younger (and typically less wealthy) savers.

The reality is that there is little opportunity for return without volatility. Therefore, the bogeyman effect of holding long-term savings in cash to avoid volatility (the financial equivalent of hiding under the sheets) is detrimental to achieving long-term goals. This effect tends to be more pronounced during the episodic spikes in volatility. The significant spike in volatility in 2008 and 2009 led to significant withdrawals from long-term investment funds over the same period. Less pronounced effects can also be seen when comparing 2001 – 2003 and 2011 – 2012. Conversely, flows picked up when volatility returned to "normal" levels. Investor behavior of this type is consistent with the three behavioral biases.

I believe average volatility will be higher over the next 10 years than the last 10 years and episodic spikes will increase in frequency because sustainable economic growth will be structurally lower and geopolitical risk higher than any time since World War II. Low growth creates uncertainty while loss aversion will make investors fear that we are one economic mishap or geopolitical event away from no growth or recession. The result will be higher volatility on average. Negativity bias will tend to exacerbate "spike" reactions to event-driven geopolitical news, and the volatility bogeyman will appear more often. Assuming the behavioral biases continue, investor returns are likely to be very disappointing regardless of the total return generated by financial markets due to the bogeyman effect.

To mitigate this effect, we need to focus on portfolio construction and an improved understanding of diversification. I accept that equities are likely to offer the highest return over the next 10 years, but they also offer the highest volatility. Many portfolio construction optimization tools use historical average volatility, which is likely to underestimate the volatility investors will face. The bogeyman emerges when individual asset class volatility spikes and cross correlations rise, the combination of which increases overall portfolio volatility far beyond expectation. Diversification is meant to protect investors against volatility, but what's the point of owning lots of investments if the volatility bogeyman has not been properly estimated?

Most importantly, portfolios should be constructed to properly represent the behavioral risk-return tradeoff of investors, remembering that they won't stay invested to realize the return if we get the risk tolerance wrong. In a low growth, higher volatility world, the emphasis is shifting to return consistency rather than return maximization,

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PRESIDENT'S MESSAGE (continued)

and investors are best served through investment approaches that appreciate that distinction. Even though it's a permanent feature of financial markets, volatility is less likely to be the bogeyman we all fear if portfolios are constructed with this understanding.

Please visit blog.columbiathreadneedleus.com/latest-perspectives to read the entire article.

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus and summary prospectus, which contains this and other important information about a fund, visit columbiathreadneedle.com/us. The prospectus should be read carefully before investing.

The views expressed are as of April 2016, may change as market or other conditions change, and may differ from views expressed by other Columbia Management Investment Advisers, LLC (CMIA) associates or affiliates. Actual investments or investment decisions made by CMIA and its affiliates, whether for its own account or on behalf of clients, will not necessarily reflect the views expressed. This information is not intended to provide investment advice and does not account for individual investor circumstances. Investment decisions should always be made based on an investor's specific financial needs, objectives, goals, time horizon and risk tolerance. Asset classes described may not be suitable for all investors.

Past performance does not guarantee future results, and no forecast should be considered a guarantee either. Since economic and market conditions change frequently, there can be no assurance that the trends described here will continue or that the forecasts are accurate.

Diversification does not guarantee a profit or protect against loss.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2016 Columbia Management Investment Advisers, LLC. All rights reserved

Annual Report 2016

COLUMBIA AMT-FREE GEORGIA INTERMEDIATE MUNI BOND FUND

Performance Overview	2
Manager Discussion of Fund Performance	4
Understanding Your Fund's Expenses	6
Portfolio of Investments	7
Statement of Assets and Liabilities	13
Statement of Operations	15
Statement of Changes in Net Assets	16
Financial Highlights	18
Notes to Financial Statements	23
Report of Independent Registered Public Accounting Firm	29
Federal Income Tax Information	30
Trustees and Officers	31
Important Information About This Report	37

Fund Investment Manager

Columbia Management Investment
Advisers, LLC
225 Franklin Street
Boston, MA 02110

Fund Distributor

Columbia Management Investment
Distributors, Inc.
225 Franklin Street
Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment
Services Corp.
P.O. Box 8081
Boston, MA 02266-8081

For more information about any of the funds, please visit columbiathreadneedle.com/us or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2016

COLUMBIA AMT-FREE GEORGIA INTERMEDIATE MUNI BOND FUND

PERFORMANCE OVERVIEW

Performance Summary

■  Columbia AMT-Free Georgia Intermediate Muni Bond Fund (the Fund) Class A shares returned 3.78% excluding sales charges for the 12-month period that ended April 30, 2016. Class Z shares of the Fund returned 4.04% for the same time period.

■  The Fund underperformed its benchmark, the Barclays 3-15 Year Blend Municipal Bond Index, which returned 4.86% during the 12-month period.

■  The Fund's underperformance stemmed largely from its positions in shorter maturity bonds, as well as from its positions in bonds with higher credit ratings.

Average Annual Total Returns (%) (for period ended April 30, 2016)

	Inception	1 Year	5 Years	10 Years
Class A	05/04/92
Excluding sales charges		3.78	3.61	3.76
Including sales charges		0.70	2.98	3.45
Class B	06/07/93
Excluding sales charges		3.10	2.85	2.99
Including sales charges		0.10	2.85	2.99
Class C	06/17/92
Excluding sales charges		3.01	2.83	2.98
Including sales charges		2.01	2.83	2.98
Class R4*	03/19/13	4.14	3.86	4.02
Class Z	03/01/92	4.04	3.86	4.02
Barclays 3-15 Year Blend Municipal Bond Index		4.86	4.61	4.89

Returns for Class A are shown with and without the maximum initial sales charge of 3.00%. Returns for Class B are shown with and without the applicable contingent deferred sales charge (CDSC) of 3.00% in the first year, declining to 1.00% in the fourth year and eliminated thereafter. Returns for Class C are shown with and without the 1.00% CDSC for the first year only. The Fund's other classes are not subject to sales charges and have limited eligibility. Please see the Fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedle.com/us or calling 800.345.6611.

*The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund's oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedle.com/us/investment-products/mutual-funds/
appended-performance for more information.

The Barclays 3-15 Year Blend Municipal Bond Index is an unmanaged index that tracks the performance of municipal bonds issued after December 31, 1990, with remaining maturities between 2 and 17 years and at least $7 million in principal amount outstanding.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

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COLUMBIA AMT-FREE GEORGIA INTERMEDIATE MUNI BOND FUND

PERFORMANCE OVERVIEW (continued)

Performance of a Hypothetical $10,000 Investment (May 1, 2006 – April 30, 2016)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia AMT-Free Georgia Intermediate Muni Bond Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.

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3

COLUMBIA AMT-FREE GEORGIA INTERMEDIATE MUNI BOND FUND

MANAGER DISCUSSION OF FUND PERFORMANCE

Portfolio Management

Brian McGreevy

Quality Breakdown (%) (at April 30, 2016)
AAA rating	9.5
AA rating	47.9
A rating	33.6
BBB rating	3.7
Not rated	5.3
Total	100.0

Percentages indicated are based upon total fixed income investments (excluding Money Market Funds).

Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the middle rating of Moody's, S&P and Fitch, after dropping the highest and lowest available ratings. When ratings are available from only two rating agencies, the lower rating is used. When a rating is available from only one rating agency, that rating is used. When a bond is not rated by any rating agency, it is designated as "Not rated." Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager and/or Fund's subadviser incorporates into its credit analysis process, along with such other issuer-specific factors as cash flows, capital structure and leverage ratios, ability to de-leverage (repay) through free cash flow, quality of management, market positioning and access to capital, as well as such security-specific factors as the terms of the security (e.g., interest rate and time to maturity) and the amount and type of any collateral.

For the 12-month period that ended April 30, 2016, the Fund's Class A shares returned 3.78% excluding sales charges. Class Z shares of the Fund returned 4.04%. The Fund underperformed its benchmark, the Barclays 3-15 Year Blend Municipal Bond Index, which returned 4.86% for the same time period. The Fund's underperformance stemmed largely from its positions in shorter maturity bonds, as well as from its positions in those with higher credit ratings.

Market Overview

The U.S. municipal bond market produced a positive return and outperformed U.S. Treasuries during the reporting period, thanks in part to a highly favorable balance of supply and demand. Mutual fund cash flows provided a steady source of support for the market, with positive inflows for 30 consecutive weeks as of the close of the period. In the interval from October 2015 through April 2016 alone, inflows into municipal funds totaled over $27 billion. Insurance companies and banks were active buyers, as well. Supply was also strong, but almost half of the new issuance came from refunding deals — rather than new issuance — as issuers sought to take advantage of the cost savings from refinancing older, higher coupon debt. The refinancing activity added an additional layer of demand since many of the refundings were of currently callable bonds issued in 2005 or 2006. As a result, many investors who were taken out of older bonds reinvested the proceeds back into the market.

The strength of state and local finances throughout the United States, with the notable exceptions of New Jersey, Illinois, the City of Chicago, and Puerto Rico, further aided the performance of municipal bonds. Longer term securities generally provided superior returns versus shorter term issues, reflecting the latter category's low nominal yields. Lower quality bonds outpaced their higher quality counterparts, as investors' hearty appetite for risk fueled a continued reach for yield.

Georgia Municipals Underperformed, but the State Economy Remained Robust

Georgia modestly underperformed the broader U.S. municipal market during the period. The primary reason for this shortfall was the combination of the State's higher credit quality and shorter average maturity versus the national benchmark.

Despite its relative underperformance, Georgia continued to display healthy economic fundamentals. Strength in port trade, robust employment trends, favorable demographics, and increasing personal income have provided a firm base for the economy and led to rising tax collection on both the state and local levels. The growth in Georgia's jobs market has exceeded the national average due to the vitality of the private sector, particularly in the construction and port-related industries. While below-average productivity growth remains an obstacle, the overall direction of the state economy has been supportive for the performance of its municipal bond market.

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COLUMBIA AMT-FREE GEORGIA INTERMEDIATE MUNI BOND FUND

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

Contributors and Detractors

The Fund's short duration (below-benchmark interest-rate sensitivity) and positions in short-term securities were the leading causes of its underperformance during the period. Specifically, the Fund's heavier exposure to bonds with maturities under three years detracted from performance given that this area generated the smallest returns. However, the Fund's longer maturity holdings aided performance.

The Fund's position in bonds rated AA, which make up just under one half of the total portfolio, performed slightly better than the corresponding benchmark components. The Fund's underweight in lower quality bonds was a drag on results, however, as securities rated BBB delivered the best returns during the period. With that said, some of the Fund's higher quality issues performed well due to their longer maturities versus the comparable index components.

The Fund's overweight position in the pre-refunded sector, which stemmed from the recent refinancing activity in Georgia, detracted from performance since these bonds tend to have short maturities. Positions in local general obligation bonds added value due largely to their above-average duration. On a sector basis, transportation and education bonds generated strong results, while performance from special-tax and housing issues matched the benchmark.

Fund Positioning

We adopted a more cautious approach near the end of the period in response to the tightening of credit spreads, the improvement in municipal yields relative to U.S. Treasuries, and the flattening of the yield curve. Accordingly, we became more selective with respect to lower rated bonds in the investment-grade space. The yield curve was steep and attractive in spots near the end of the period, and we saw value in bonds with maturities between 10 and 15 years. We also identified value in lower coupon issues, such as those in the 4% range (as opposed to the 5% coupons that generally dominate the market). Since these securities continued to trade at premiums, we believe there is some protection from the adverse tax consequences associated with investments in discount bonds. In terms of sectors, we added to water and sewer, electric utility, and hospital issues with maturities longer than ten years due to the value we saw in these areas.

Investment Risks

Fixed-income securities present issuer default risk. The Fund invests substantially in municipal securities and will be affected by tax, legislative, regulatory, demographic or political changes, as well as changes impacting a state's financial, economic or other conditions. A relatively small number of tax-exempt issuers may necessitate the Fund investing more heavily in a single issuer and, therefore, be more exposed to the risk of loss than a fund that invests more broadly. The value of the Fund's portfolio may be more volatile than a more geographically diversified fund. Prepayment and extension risk exists as a loan, bond or other investment may be called, prepaid or redeemed before maturity and that similar yielding investments may not be available for purchase. A rise in interest rates may result in a price decline of fixed-income instruments held by the Fund, negatively impacting its performance and NAV. Falling rates may result in the Fund investing in lower yielding debt instruments, lowering the Fund's income and yield. These risks may be heightened for longer maturity and duration securities. Non-investment-grade (high-yield or junk) securities present greater price volatility and more risk to principal and income than higher rated securities. Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Federal and state tax rules apply to capital gain distributions and any gains or losses on sales. Income may be subject to state or local taxes. Liquidity risk is associated with the difficulty of selling underlying investments at a desirable time or price. See the Fund's prospectus for information on these and other risks.

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5

COLUMBIA AMT-FREE GEORGIA INTERMEDIATE MUNI BOND FUND

UNDERSTANDING YOUR FUND'S EXPENSES

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund's Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the "Actual" column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare With Other Funds" below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

November 1, 2015 – April 30, 2016

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund's Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,027.20	1,020.84	4.08	4.07	0.81
Class B	1,000.00	1,000.00	1,023.30	1,017.11	7.85	7.82	1.56
Class C	1,000.00	1,000.00	1,022.40	1,017.11	7.84	7.82	1.56
Class R4	1,000.00	1,000.00	1,028.50	1,022.08	2.82	2.82	0.56
Class Z	1,000.00	1,000.00	1,028.40	1,022.08	2.82	2.82	0.56

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 366.

Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

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COLUMBIA AMT-FREE GEORGIA INTERMEDIATE MUNI BOND FUND

PORTFOLIO OF INVESTMENTS

April 30, 2016

(Percentages represent value of investments compared to net assets)

Municipal Bonds 98.5%

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
AIRPORT 3.7%
City of Atlanta Department of Aviation Refunding Revenue Bonds General Series 2010C 01/01/25	5.000%	1,500,000	1,725,030
Revenue Bonds Series 2012B 01/01/27	5.000%	1,000,000	1,174,740
Total			2,899,770
HIGHER EDUCATION 12.8%
Athens Housing Authority Refunding Revenue Bonds UGAREF East Campus Housing Series 2011 12/01/25	5.000%	1,000,000	1,178,140
Bleckley County & Dodge County Joint Development Authority Revenue Bonds Middle Georgia College Series 2008 07/01/21	5.000%	750,000	806,970
Bulloch County Development Authority Refunding Revenue Bonds Georgia Southern University Housing Foundation Series 2012 (AGM) 08/01/27	5.000%	500,000	589,870
Revenue Bonds Georgia Southern University Housing Foundation Series 2008 (AGM) 07/01/20	5.250%	1,000,000	1,092,110
Carrollton Payroll Development Authority Refunding Revenue Bonds Anticipation Certificates - UWG Campus Center Series 2012 (AGM) 08/01/25	5.000%	800,000	956,112
DeKalb Newton & Gwinnett Counties Joint Development Authority Revenue Bonds GGC Foundation LLC Project Series 2009 07/01/24	5.500%	2,500,000	2,786,375
Fulton County Development Authority Refunding Revenue Bonds Spelman College Series 2015 06/01/32	5.000%	1,000,000	1,185,140
Richmond County Development Authority Refunding Revenue Bonds ASU Jaguar Student Housing Series 2012 (AGM) 02/01/27	5.000%	750,000	885,563

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Georgia Regents University Cancer Center Series 2014 (AGM) 12/15/32	5.000%	425,000	505,533
Total			9,985,813
HOSPITAL 9.3%
Carroll City-County Hospital Authority Refunding Revenue Bonds Tanner Medical Center, Inc. Project Series 2016 07/01/30	4.000%	1,000,000	1,127,740
Cedartown Polk County Hospital Authority Revenue Bonds Floyd Healthcare Polk Medical Center RAC Series 2016 07/01/34	5.000%	500,000	579,480
DeKalb Private Hospital Authority Revenue Bonds Children's Healthcare Series 2009 11/15/17	5.000%	320,000	340,115
Fayette County Hospital Authority Revenue Bonds Fayette Community Hospital Series 2009A 06/15/23	5.250%	2,000,000	2,238,320
Floyd County Hospital Authority Refunding Revenue Bonds Floyd Medical Center Project Series 2016 07/01/31	5.000%	595,000	728,453
Gwinnett County Hospital Authority Revenue Bonds Gwinnet Hospital System Series 2007A (AGM) 07/01/23	5.000%	2,000,000	2,240,500
Total			7,254,608
JOINT POWER AUTHORITY 5.1%
Municipal Electric Authority of Georgia Refunding Revenue Bonds Project One Subordinated Series 2015A 01/01/32	5.000%	1,000,000	1,193,800
Revenue Bonds Project One Subordinated Series 2008A 01/01/21	5.250%	1,395,000	1,650,941
Subordinated Series 2008D 01/01/23	6.000%	1,000,000	1,113,260
Total			3,958,001

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
7

COLUMBIA AMT-FREE GEORGIA INTERMEDIATE MUNI BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

April 30, 2016

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
LOCAL APPROPRIATION 1.4%
Fulton County Facilities Corp. Certificate of Participation Fulton County Public Purpose Project Series 2009 11/01/17	5.000%	1,000,000	1,059,410
LOCAL GENERAL OBLIGATION 22.6%
Cherokee County Board of Education Unlimited General Obligation Bonds Series 2009A 08/01/22	5.000%	1,600,000	1,806,864
Series 2014A 08/01/30	5.000%	1,000,000	1,224,670
City of Atlanta Unlimited General Obligation Refunding Bonds Series 2014A 12/01/26	5.000%	500,000	628,410
City of Decatur Unlimited General Obligation Bonds Series 2016 08/01/29	4.000%	750,000	873,165
College Park Business & Industrial Development Authority Refunding Revenue Bonds Civic Center Project Series 2005 (AMBAC) 09/01/19	5.250%	500,000	508,250
Columbia County School District Unlimited General Obligation Bonds Series 2015 10/01/22	5.000%	1,000,000	1,230,890
County of Columbia Unlimited General Obligation Bonds Sales Tax Series 2015 04/01/22	5.000%	285,000	345,417
County of DeKalb Refunding Unlimited General Obligation Bonds Special Transportation - Parks Greenspace Series 2016 12/01/27	5.000%	750,000	966,428
Forsyth County School District Unlimited General Obligation Bonds Series 2014 02/01/28	5.000%	1,000,000	1,224,820
Gwinnett County School District Unlimited General Obligation Refunding Bonds Series 2010 02/01/24	5.000%	1,500,000	1,903,170

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Sandy Springs Public Facilities Authority Revenue Bonds City Center Project Series 2015 05/01/28	5.000%	1,000,000	1,278,130
Savannah-Chatham County School District Unlimited General Obligation Refunding Bonds Series 2004 (AGM) 08/01/19	5.250%	2,000,000	2,278,580
South Fulton Municipal Regional Water & Sewer Authority Refunding Revenue Bonds Series 2014 01/01/31	5.000%	1,000,000	1,166,680
Winder-Barrow Industrial Building Authority Refunding Revenue Bonds City of Winder Project Series 2012 (AGM) 12/01/24	5.000%	1,900,000	2,242,722
Total			17,678,196
MULTI-FAMILY 1.4%
Cobb County Development Authority Refunding Revenue Bonds Kennesaw State University Junior Subordinated Series 2014 07/15/29	5.000%	980,000	1,098,070
MUNICIPAL POWER 0.3%
Guam Power Authority Refunding Revenue Bonds Series 2012A (AGM)(a) 10/01/24	5.000%	220,000	266,000
OTHER BOND ISSUE 1.0%
Columbus Housing Authority Revenue Bonds Eagles Trace Apartments Project Series 2015 12/01/25	3.250%	750,000	756,772
PREPAID GAS 0.4%
Main Street Natural Gas, Inc. Revenue Bonds Series 2007A 09/15/19	5.250%	295,000	327,506
REFUNDED / ESCROWED 7.8%
Cobb County Development Authority Prerefunded 07/15/17 Revenue Bonds KSU Village Real Estate Series 2007A (AMBAC) 07/15/27	5.250%	2,250,000	2,370,285

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
8

COLUMBIA AMT-FREE GEORGIA INTERMEDIATE MUNI BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

April 30, 2016

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Gwinnett County School District Prerefunded 02/01/18 Unlimited General Obligation Bonds Series 2008 02/01/22	5.000%	1,000,000	1,074,210
State of Georgia Prerefunded 12/01/17 Unlimited General Obligation Bonds Series 2007G 12/01/20	5.000%	1,000,000	1,068,310
Walton County Water & Sewer Authority Prerefunded 02/01/18 Revenue Bonds Hard Labor Creek Project Series 2008 (AGM) 02/01/25	5.000%	1,495,000	1,606,228
Total			6,119,033
SALES TAX 1.2%
Metropolitan Atlanta Rapid Transit Authority Refunding Revenue Bonds 3rd Indenture Series 2014A 07/01/24	5.000%	750,000	935,655
SINGLE FAMILY 1.3%
Georgia Housing & Finance Authority Revenue Bonds Series 2014B-1 12/01/29	3.000%	1,000,000	1,027,030
SPECIAL NON PROPERTY TAX 6.0%
Cobb-Marietta Coliseum & Exhibit Hall Authority Refunding Revenue Bonds Series 2005 (NPFGC) 10/01/19	5.250%	1,500,000	1,685,055
Metropolitan Atlanta Rapid Transit Authority Refunding Revenue Bonds Third Indenture Series 2012A 07/01/30	5.000%	1,500,000	1,793,700
Territory of Guam Revenue Bonds Series 2011A(a) 01/01/31	5.000%	300,000	337,059
Virgin Islands Public Finance Authority Refunding Revenue Bonds Senior Lien Series 2009B(a) 10/01/25	5.000%	750,000	832,462
Total			4,648,276

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
SPECIAL PROPERTY TAX 4.5%
Atlanta & Fulton County Recreation Authority Refunding Revenue Bonds Park Improvement Series 2014A 12/01/28	5.000%	525,000	643,876
12/01/33	5.000%	1,000,000	1,200,690
City of Atlanta Refunding Tax Allocation Bonds Atlanta Station Project Series 2007 (AGM) 12/01/20	5.250%	1,545,000	1,639,399
Total			3,483,965
STATE GENERAL OBLIGATION 2.9%
State of Georgia Unlimited General Obligation Bonds Series 2009D 05/01/23	5.000%	2,000,000	2,247,280
TRANSPORTATION 1.4%
Georgia State Road & Tollway Authority Revenue Bonds Federal Highway Grant Series 2009A 06/01/21	5.000%	1,000,000	1,120,930
TURNPIKE / BRIDGE / TOLL ROAD 0.8%
Georgia State Road & Tollway Authority Revenue Bonds I-75 S Express Lanes Project Series 2014(b)(c) 06/01/24	0.000%	1,000,000	638,190
WATER & SEWER 14.6%
Augusta Water & Sewerage Refunding Revenue Bonds Series 2007 (AGM) 10/01/21	5.000%	1,000,000	1,072,580
10/01/22	5.000%	2,000,000	2,144,560
Cherokee County Water & Sewer Authority Refunding Revenue Bonds Series 2016 08/01/31	5.000%	250,000	312,903
City of Atlanta Water & Wastewater Refunding Revenue Bonds Series 2015 11/01/30	5.000%	1,000,000	1,225,020

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
9

COLUMBIA AMT-FREE GEORGIA INTERMEDIATE MUNI BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

April 30, 2016

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
City of Columbus Water & Sewerage Refunding Revenue Bonds Series 2016 05/01/32	5.000%	350,000	436,870
City of Gainesville Water & Sewerage Refunding Revenue Bonds Series 2014 11/15/26	5.000%	1,500,000	1,878,405
County of DeKalb Water & Sewage Refunding Revenue Bonds Series 2006B 10/01/21	5.250%	2,000,000	2,432,160
Jackson County Water & Sewer Authority Revenue Bonds Series 2006A (XLCA) 09/01/16	5.000%	1,030,000	1,042,030

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Villa Rica Public Facilities Authority Refunding Revenue Bonds Water & Sewer Project Series 2015 03/01/31	5.000%	750,000	897,180
Total			11,441,708
Total Municipal Bonds (Cost: $71,659,854)			76,946,213
Total Investments (Cost: $71,659,854)			76,946,213
Other Assets & Liabilities, Net			1,142,374
Net Assets			78,088,587

Notes to Portfolio of Investments

(a)  Municipal obligations include debt obligations issued by or on behalf of territories, possessions, or sovereign nations within the territorial boundaries of the United States. At April 30, 2016, the value of these securities amounted to $1,435,521 or 1.84% of net assets.

(b)  Represents privately placed and other securities and instruments exempt from SEC registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. The Fund may invest in private placements determined to be liquid as well as those determined to be illiquid. Private placements may be determined to be liquid under guidelines established by the Fund's Board of Trustees. At April 30, 2016, the value of these securities amounted to $638,190 or 0.82% of net assets.

(c)  Zero coupon bond.

Abbreviation Legend

AGM  Assured Guaranty Municipal Corporation

AMBAC  Ambac Assurance Corporation

NPFGC  National Public Finance Guarantee Corporation

XLCA  XL Capital Assurance

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
10

COLUMBIA AMT-FREE GEORGIA INTERMEDIATE MUNI BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

April 30, 2016

Fair Value Measurements

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset's or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
11

COLUMBIA AMT-FREE GEORGIA INTERMEDIATE MUNI BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

April 30, 2016

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund's investments at April 30, 2016:

	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Investments
Municipal Bonds	—	76,946,213	—	76,946,213
Total Investments	—	76,946,213	—	76,946,213

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets.

There were no transfers of financial assets between levels during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
12

COLUMBIA AMT-FREE GEORGIA INTERMEDIATE MUNI BOND FUND

STATEMENT OF ASSETS AND LIABILITIES

April 30, 2016

Assets
Investments, at value
(identified cost $71,659,854)	$76,946,213
Cash	696,816
Receivable for:
Capital shares sold	69,461
Interest	966,404
Expense reimbursement due from Investment Manager	310
Prepaid expenses	659
Total assets	78,679,863
Liabilities
Payable for:
Capital shares purchased	260,403
Dividend distributions to shareholders	174,083
Investment management fees	1,005
Distribution and/or service fees	279
Transfer agent fees	13,160
Compensation of board members	112,159
Other expenses	30,187
Total liabilities	591,276
Net assets applicable to outstanding capital stock	$78,088,587
Represented by
Paid-in capital	$72,382,124
Undistributed net investment income	134,881
Accumulated net realized gain	285,223
Unrealized appreciation (depreciation) on:
Investments	5,286,359
Total — representing net assets applicable to outstanding capital stock	$78,088,587

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
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COLUMBIA AMT-FREE GEORGIA INTERMEDIATE MUNI BOND FUND

STATEMENT OF ASSETS AND LIABILITIES (continued)

April 30, 2016

Class A
Net assets	$20,376,670
Shares outstanding	1,872,621
Net asset value per share	$10.88
Maximum offering price per share(a)	$11.22
Class B
Net assets	$151,555
Shares outstanding	13,920
Net asset value per share	$10.89
Class C
Net assets	$4,995,740
Shares outstanding	458,964
Net asset value per share	$10.88
Class R4
Net assets	$249,657
Shares outstanding	22,975
Net asset value per share	$10.87
Class Z
Net assets	$52,314,965
Shares outstanding	4,808,108
Net asset value per share	$10.88

(a) The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 3.00%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
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COLUMBIA AMT-FREE GEORGIA INTERMEDIATE MUNI BOND FUND

STATEMENT OF OPERATIONS

Year Ended April 30, 2016

Net investment income
Income:
Interest	$2,739,580
Total income	2,739,580
Expenses:
Investment management fees	363,964
Distribution and/or service fees
Class A	50,377
Class B	1,513
Class C	48,777
Transfer agent fees
Class A	40,995
Class B	309
Class C	9,890
Class R4	437
Class Z	106,426
Compensation of board members	8,554
Custodian fees	1,621
Printing and postage fees	18,570
Registration fees	17,580
Audit fees	27,051
Legal fees	7,053
Other	10,956
Total expenses	714,073
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(180,727)
Total net expenses	533,346
Net investment income	2,206,234
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	351,587
Net realized gain	351,587
Net change in unrealized appreciation (depreciation) on:
Investments	424,166
Net change in unrealized appreciation	424,166
Net realized and unrealized gain	775,753
Net increase in net assets resulting from operations	$2,981,987

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
15

COLUMBIA AMT-FREE GEORGIA INTERMEDIATE MUNI BOND FUND

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended April 30, 2016	Year Ended April 30, 2015
Operations
Net investment income	$2,206,234	$2,318,098
Net realized gain	351,587	554,673
Net change in unrealized appreciation (depreciation)	424,166	(493,546)
Net increase in net assets resulting from operations	2,981,987	2,379,225
Distributions to shareholders
Net investment income
Class A	(551,222)	(499,941)
Class B	(3,015)	(4,087)
Class C	(96,802)	(84,713)
Class R4	(6,445)	(4,525)
Class Z	(1,554,637)	(1,724,830)
Net realized gains
Class A	(68,634)	(32,634)
Class B	(498)	(381)
Class C	(17,023)	(8,321)
Class R4	(623)	(341)
Class Z	(178,493)	(110,861)
Total distributions to shareholders	(2,477,392)	(2,470,634)
Decrease in net assets from capital stock activity	(1,509,052)	(266,876)
Total decrease in net assets	(1,004,457)	(358,285)
Net assets at beginning of year	79,093,044	79,451,329
Net assets at end of year	$78,088,587	$79,093,044
Undistributed net investment income	$134,881	$140,768

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
16

COLUMBIA AMT-FREE GEORGIA INTERMEDIATE MUNI BOND FUND

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended April 30, 2016		Year Ended April 30, 2015
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A shares
Subscriptions(a)	130,384	1,404,666	475,068	5,176,385
Distributions reinvested	38,098	410,631	30,975	336,671
Redemptions	(151,849)	(1,637,945)	(196,429)	(2,134,008)
Net increase	16,633	177,352	309,614	3,379,048
Class B shares
Subscriptions	1,051	11,290	115	1,250
Distributions reinvested	189	2,036	262	2,849
Redemptions(a)	(2,418)	(25,951)	(4,902)	(53,170)
Net decrease	(1,178)	(12,625)	(4,525)	(49,071)
Class C shares
Subscriptions	108,840	1,171,124	169,429	1,839,972
Distributions reinvested	8,524	91,875	7,032	76,451
Redemptions	(85,007)	(914,610)	(73,384)	(796,797)
Net increase	32,357	348,389	103,077	1,119,626
Class R4 shares
Subscriptions	5,421	58,325	16,598	179,946
Distributions reinvested	625	6,734	418	4,533
Redemptions	(3,482)	(37,466)	(23)	(247)
Net increase	2,564	27,593	16,993	184,232
Class Z shares
Subscriptions	769,419	8,308,660	736,716	7,998,036
Distributions reinvested	22,919	247,056	17,225	187,236
Redemptions	(983,808)	(10,605,477)	(1,205,636)	(13,085,983)
Net decrease	(191,470)	(2,049,761)	(451,695)	(4,900,711)
Total net decrease	(141,094)	(1,509,052)	(26,536)	(266,876)

(a) Includes conversions of Class B shares to Class A shares, if any.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
17

COLUMBIA AMT-FREE GEORGIA INTERMEDIATE MUNI BOND FUND

FINANCIAL HIGHLIGHTS

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund's portfolio turnover rate may be higher.

	Year Ended April 30,						Year Ended March 31,
Class A	2016	2015	2014	2013	2012(a)		2012
Per share data
Net asset value, beginning of period	$10.81	$10.82	$11.21	$11.18	$11.09		$10.50
Income from investment operations:
Net investment income	0.29	0.31	0.31	0.31	0.03		0.33
Net realized and unrealized gain (loss)	0.11	0.01	(0.32)	0.04	0.09		0.59
Total from investment operations	0.40	0.32	(0.01)	0.35	0.12		0.92
Less distributions to shareholders:
Net investment income	(0.29)	(0.31)	(0.31)	(0.31)	(0.03)		(0.33)
Net realized gains	(0.04)	(0.02)	(0.07)	(0.01)	—		—
Total distributions to shareholders	(0.33)	(0.33)	(0.38)	(0.32)	(0.03)		(0.33)
Net asset value, end of period	$10.88	$10.81	$10.82	$11.21	$11.18		$11.09
Total return	3.78%	2.98%	0.02%	3.16%	1.05%		8.85%
Ratios to average net assets(b)
Total gross expenses	1.04%	1.06%	1.07%	1.03%	1.02	%(c)	1.04%
Total net expenses(d)	0.81%	0.81%	0.81%	0.81%	0.80	%(c)	0.80	%(e)
Net investment income	2.73%	2.83%	2.89%	2.77%	2.92	%(c)	2.99%
Supplemental data
Net assets, end of period (in thousands)	$20,377	$20,060	$16,728	$21,517	$19,861		$19,563
Portfolio turnover	13%	19%	5%	16%	0%		11%

Notes to Financial Highlights

(a)  For the period from April 1, 2012 to April 30, 2012. During the period, the Fund's fiscal year end was changed from March 31 to April 30.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
18

COLUMBIA AMT-FREE GEORGIA INTERMEDIATE MUNI BOND FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended April 30,						Year Ended March 31,
Class B	2016	2015	2014	2013	2012(a)		2012
Per share data
Net asset value, beginning of period	$10.81	$10.82	$11.22	$11.18	$11.10		$10.50
Income from investment operations:
Net investment income	0.21	0.23	0.23	0.23	0.02		0.24
Net realized and unrealized gain (loss)	0.12	0.01	(0.33)	0.05	0.08		0.60
Total from investment operations	0.33	0.24	(0.10)	0.28	0.10		0.84
Less distributions to shareholders:
Net investment income	(0.21)	(0.23)	(0.23)	(0.23)	(0.02)		(0.24)
Net realized gains	(0.04)	(0.02)	(0.07)	(0.01)	—		—
Total distributions to shareholders	(0.25)	(0.25)	(0.30)	(0.24)	(0.02)		(0.24)
Net asset value, end of period	$10.89	$10.81	$10.82	$11.22	$11.18		$11.10
Total return	3.10%	2.21%	(0.82%)	2.48%	0.90%		8.10%
Ratios to average net assets(b)
Total gross expenses	1.80%	1.81%	1.83%	1.78%	1.77	%(c)	1.81%
Total net expenses(d)	1.56%	1.56%	1.56%	1.56%	1.55	%(c)	1.55	%(e)
Net investment income	1.99%	2.09%	2.15%	2.04%	2.17	%(c)	2.25%
Supplemental data
Net assets, end of period (in thousands)	$152	$163	$212	$216	$373		$369
Portfolio turnover	13%	19%	5%	16%	0%		11%

Notes to Financial Highlights

(a)  For the period from April 1, 2012 to April 30, 2012. During the period, the Fund's fiscal year end was changed from March 31 to April 30.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
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COLUMBIA AMT-FREE GEORGIA INTERMEDIATE MUNI BOND FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended April 30,						Year Ended March 31,
Class C	2016	2015	2014	2013	2012(a)		2012
Per share data
Net asset value, beginning of period	$10.81	$10.82	$11.22	$11.18	$11.09		$10.50
Income from investment operations:
Net investment income	0.21	0.23	0.23	0.23	0.02		0.24
Net realized and unrealized gain (loss)	0.11	0.01	(0.33)	0.04	0.09		0.59
Total from investment operations	0.32	0.24	(0.10)	0.27	0.11		0.83
Less distributions to shareholders:
Net investment income	(0.21)	(0.23)	(0.23)	(0.22)	(0.02)		(0.24)
Net realized gains	(0.04)	(0.02)	(0.07)	(0.01)	—		—
Total distributions to shareholders	(0.25)	(0.25)	(0.30)	(0.23)	(0.02)		(0.24)
Net asset value, end of period	$10.88	$10.81	$10.82	$11.22	$11.18		$11.09
Total return	3.01%	2.21%	(0.82%)	2.48%	0.99%		8.00%
Ratios to average net assets(b)
Total gross expenses	1.79%	1.81%	1.82%	1.78%	1.77	%(c)	1.78%
Total net expenses(d)	1.56%	1.56%	1.56%	1.56%	1.55	%(c)	1.55	%(e)
Net investment income	1.98%	2.08%	2.14%	2.02%	2.17	%(c)	2.23%
Supplemental data
Net assets, end of period (in thousands)	$4,996	$4,612	$3,501	$4,301	$3,919		$4,066
Portfolio turnover	13%	19%	5%	16%	0%		11%

Notes to Financial Highlights

(a)  For the period from April 1, 2012 to April 30, 2012. During the period, the Fund's fiscal year end was changed from March 31 to April 30.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

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20

COLUMBIA AMT-FREE GEORGIA INTERMEDIATE MUNI BOND FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended April 30,
Class R4	2016	2015	2014	2013(a)
Per share data
Net asset value, beginning of period	$10.79	$10.80	$11.20	$11.12
Income from investment operations:
Net investment income	0.32	0.33	0.34	0.04
Net realized and unrealized gain (loss)	0.12	0.02	(0.33)	0.08
Total from investment operations	0.44	0.35	0.01	0.12
Less distributions to shareholders:
Net investment income	(0.32)	(0.34)	(0.34)	(0.04)
Net realized gains	(0.04)	(0.02)	(0.07)	—
Total distributions to shareholders	(0.36)	(0.36)	(0.41)	(0.04)
Net asset value, end of period	$10.87	$10.79	$10.80	$11.20
Total return	4.14%	3.24%	0.18%	1.07%
Ratios to average net assets(b)
Total gross expenses	0.79%	0.81%	0.88%	0.72	%(c)
Total net expenses(d)	0.56%	0.56%	0.56%	0.53	%(c)
Net investment income	2.98%	3.09%	3.21%	3.12	%(c)
Supplemental data
Net assets, end of period (in thousands)	$250	$220	$37	$3
Portfolio turnover	13%	19%	5%	16%

Notes to Financial Highlights

(a)  Based on operations from March 19, 2013 (commencement of operations) through the stated period end.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

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21

COLUMBIA AMT-FREE GEORGIA INTERMEDIATE MUNI BOND FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended April 30,						Year Ended March 31,
Class Z	2016	2015	2014	2013	2012(a)		2012
Per share data
Net asset value, beginning of period	$10.81	$10.82	$11.22	$11.18	$11.09		$10.50
Income from investment operations:
Net investment income	0.32	0.34	0.34	0.34	0.03		0.35
Net realized and unrealized gain (loss)	0.11	0.01	(0.33)	0.05	0.09		0.59
Total from investment operations	0.43	0.35	0.01	0.39	0.12		0.94
Less distributions to shareholders:
Net investment income	(0.32)	(0.34)	(0.34)	(0.34)	(0.03)		(0.35)
Net realized gains	(0.04)	(0.02)	(0.07)	(0.01)	—		—
Total distributions to shareholders	(0.36)	(0.36)	(0.41)	(0.35)	(0.03)		(0.35)
Net asset value, end of period	$10.88	$10.81	$10.82	$11.22	$11.18		$11.09
Total return	4.04%	3.24%	0.18%	3.51%	1.07%		9.08%
Ratios to average net assets(b)
Total gross expenses	0.79%	0.81%	0.82%	0.78%	0.77	%(c)	0.79%
Total net expenses(d)	0.56%	0.56%	0.56%	0.56%	0.55	%(c)	0.55	%(e)
Net investment income	2.98%	3.09%	3.14%	3.02%	3.17	%(c)	3.24%
Supplemental data
Net assets, end of period (in thousands)	$52,315	$54,037	$58,973	$73,154	$79,910		$79,371
Portfolio turnover	13%	19%	5%	16%	0%		11%

Notes to Financial Highlights

(a)  For the period from April 1, 2012 to April 30, 2012. During the period, the Fund's fiscal year end was changed from March 31 to April 30.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

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22

COLUMBIA AMT-FREE GEORGIA INTERMEDIATE MUNI BOND FUND

NOTES TO FINANCIAL STATEMENTS

April 30, 2016

Note 1. Organization

Columbia AMT-Free Georgia Intermediate Muni Bond Fund (the Fund), a series of Columbia Funds Series Trust (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C, Class R4 and Class Z shares. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust's organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense and sales charge structure.

Class A shares are subject to a maximum front-end sales charge of 3.00% based on the initial investment amount. In addition, Class A shares purchased on or after February 19, 2015 are subject to a contingent deferred sales charge (CDSC) of 0.75% on certain investments of $500,000 or more if redeemed within 12 months after purchase. Redemptions of Class A shares purchased prior to February 19, 2015, without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase, are subject to a CDSC of 1.00% if redeemed within 12 months after purchase, and 0.50% if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 3.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund's Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within 12 months after purchase.

Class R4 shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain investors as described in the Fund's prospectus.

Class Z shares are not subject to sales charges and are available only to eligible investors, which are subject to different investment minimums as described in the Fund's prospectus.

Note 2. Summary of Significant Accounting Policies

Basis of Preparation

The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation

Debt securities generally are valued by pricing services approved by the Board of Trustees (the Board) based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized cost value, unless this method results in a valuation that management believes does not approximate market value.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general

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23

COLUMBIA AMT-FREE GEORGIA INTERMEDIATE MUNI BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

April 30, 2016

supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund's Portfolio of Investments.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.

The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its tax exempt and taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders

Distributions from net investment income, if any, are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Note 3. Fees and Other Transactions with Affiliates

Management Fees

Effective September 1, 2015, the Fund entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as

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24

COLUMBIA AMT-FREE GEORGIA INTERMEDIATE MUNI BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

April 30, 2016

administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 0.47% to 0.31% as the Fund's net assets increase. The effective management services fee rate for the year ended April 30, 2016 was 0.47% of the Fund's average daily net assets.

Prior to September 1, 2015, the Fund paid the Investment Manager an annual fee for advisory services under an Investment Management Services Agreement and a separate annual fee for administrative and accounting services under an Administrative Services Agreement. For the period from May 1, 2015 through August 31, 2015, the investment advisory services fee paid to the Investment Manager was $104,676, and the administrative services fee paid to the Investment Manager was $18,318.

Other Expenses

Other expenses are for, among other things, miscellaneous expenses of the Fund or the Board, including payments to Board Services Corp., a company providing limited administrative services to the Fund and the Board. That company's expenses include boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. For the year ended April 30, 2016, other expenses paid by the Fund to this company were $1,159.

Compensation of Board Members

Board members, who are not officers or employees of the Investment Manager or Ameriprise Financial, are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), these Board members may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan. All amounts payable under the Plan constitute a general unsecured obligation of the Fund.

Transfer Agency Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

The Transfer Agent receives a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Transfer Agent also receives sub-transfer agency fees based on a percentage of the average aggregate value of the Fund's shares maintained in omnibus accounts (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., for which the Transfer Agent receives a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees.

For the year ended April 30, 2016, the Fund's effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.20%
Class B	0.20
Class C	0.20
Class R4	0.20
Class Z	0.20

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class's initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended April 30, 2016, no minimum account balance fees were charged by the Fund.

Distribution and Service Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund.
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COLUMBIA AMT-FREE GEORGIA INTERMEDIATE MUNI BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

April 30, 2016

These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.

Under the Plans, the Fund pays a monthly combined distribution and service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A shares of the Fund. Also under the Plans, the Fund pays a monthly service fee at the maximum annual rate of 0.25% of the average daily net assets attributable to Class B and Class C shares of the Fund and a monthly distribution fee at the maximum annual rate of 0.75% of the average daily net assets attributable to Class B and Class C shares of the Fund.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $2,290 for Class A and $1,091 for Class C shares for the year ended April 30, 2016.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period disclosed below, unless sooner terminated at the sole discretion of the Board, so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, do not exceed the following annual rates as a percentage of the class' average daily net assets:

Fee Rates Contractual Through August 31, 2016
Class A	0.81%
Class B	1.56
Class C	1.56
Class R4	0.56
Class Z	0.56

Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend and interest expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At April 30, 2016, these differences are primarily due to differing treatment for Trustees' deferred compensation and distributions. To the extent these differences are permanent, reclassifications are made among the components of the Fund's net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications.

The Fund did not have any permanent differences; therefore, no reclassifications were made to the Statement of Assets and Liabilities.

The tax character of distributions paid during the years indicated was as follows:

Year Ended April 30,	2016	2015
Tax-exempt income	$2,212,121	$2,318,096
Long-term capital gains	265,271	152,538
Total	$2,477,392	$2,470,634

At April 30, 2016, the components of distributable earnings on a tax basis were as follows:

Undistributed tax-exempt income	$420,525
Undistributed long-term capital gains	285,223
Net unrealized appreciation	5,286,359

At April 30, 2016, the cost of investments for federal income tax purposes was $71,659,854 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$5,287,525
Unrealized depreciation	(1,166)
Net unrealized appreciation	$5,286,359

Annual Report 2016
26

COLUMBIA AMT-FREE GEORGIA INTERMEDIATE MUNI BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

April 30, 2016

Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $9,639,074 and $10,543,983, respectively, for the year ended April 30, 2016. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.

Note 6. Line of Credit

The Fund has access to a revolving credit facility whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Effective December 8, 2015, Citibank, N.A. and HSBC Bank USA, N.A. joined JPMorgan Chase Bank, N.A. (JPMorgan) as lead of a syndicate of banks under the credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, that permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. Prior to December 8, 2015, JPMorgan was the sole lead bank under the credit facility agreement that permitted borrowings up to $550 million under the same terms and interest rates as described above with the exception of the commitment fee which was charged at a rate of 0.075% per annum.

The Fund had no borrowings during the year ended April 30, 2016.

Note 7. Significant Risks

Shareholder Concentration Risk

At April 30, 2016, one unaffiliated shareholder of record owned 67.1% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid or more liquid positions, resulting in Fund losses and the Fund holding a higher percentage of less liquid or illiquid securities. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.

Credit Risk

Credit risk is the risk that the value of debt securities in the Fund's portfolio may decline because the issuer may default and fail to pay interest or repay principal when due. Rating agencies assign credit ratings to debt securities to indicate their credit risk. Lower rated or unrated debt securities held by the Fund may present increased credit risk as compared to higher-rated debt securities.

Interest Rate Risk

Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities tend to fall, and if interest rates fall, the values of debt securities tend to rise. Actions by governments and central banking authorities can result in increases in interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund's performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates.

Liquidity Risk

Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund's investments. The Fund may have to accept a lower selling price for the holding, sell other investments,

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27

COLUMBIA AMT-FREE GEORGIA INTERMEDIATE MUNI BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

April 30, 2016

or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.

Geographic Concentration Risk

Because the Fund invests substantially in municipal securities issued by the state identified in the Fund's name and political sub-divisions of that state, the Fund will be particularly affected by adverse tax, legislative, regulatory, demographic or political changes as well as changes impacting the state's financial, economic or other condition and prospects. In addition, because of the relatively small number of issuers of tax-exempt securities in the state, the Fund may invest a higher percentage of assets in a single issuer and, therefore, be more exposed to the risk of loss than a fund that invests more broadly. The value of municipal and other securities owned by the Fund also may be adversely affected by future changes in federal or state income tax laws.

Note 8. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 9. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the

SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the Funds' Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the SEC on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2016
28

COLUMBIA AMT-FREE GEORGIA INTERMEDIATE MUNI BOND FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Columbia Funds Series Trust and the Shareholders of
Columbia AMT-Free Georgia Intermediate Muni Bond Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia AMT-Free Georgia Intermediate Muni Bond Fund (the "Fund", a series of Columbia Funds Series Trust) at April 30, 2016, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2016 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Minneapolis, MN
June 21, 2016

Annual Report 2016
29

COLUMBIA AMT-FREE GEORGIA INTERMEDIATE MUNI BOND FUND

FEDERAL INCOME TAX INFORMATION

(Unaudited)

The Fund hereby designates the following tax attributes for the fiscal year ended April 30, 2016. Shareholders will be notified in early 2017 of the amounts for use in preparing 2016 income tax returns.

Tax Designations

Capital Gain Dividend	$369,166
Exempt-Interest Dividends	100.00%

Capital Gain Dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.

Exempt-Interest Dividends. The percentage of net investment income distributed during the fiscal year that qualifies as exempt-interest dividends for federal income tax purposes.

Annual Report 2016
30

COLUMBIA AMT-FREE GEORGIA INTERMEDIATE MUNI BOND FUND

TRUSTEES AND OFFICERS

Shareholders elect the Board that oversees the Fund's operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund's Trustees, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, members generally may serve through the end of the calendar year in which they reach either the mandatory retirement age established by the Board or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

Trustees

Independent Trustees

Name, Address, Year of Birth	Position Held With the Funds and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Trustee since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees	120	Trustee, BlueCross BlueShield of Minnesota (Chair of the Business Development Committee) since 2009; Chair of the Robina Foundation since August 2013
Edward J. Boudreau, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000; FINRA Industry Arbitrator, 2002-present; Chairman and Chief Executive Officer, John Hancock Funds (asset management), Chairman and Interested Trustee for open-end and closed-end funds offered by John Hancock, 1989-2000; John Hancock Life Insurance Company, including SVP and Treasurer and SVP Information Technology, 1968-1988	118	Former Trustee, Boston Museum of Science (Chair of Finance Committee), 1985-2013; former Trustee, BofA Funds Series Trust (11 funds), 2005-2011
Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Trustee since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991	120	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of Human Resources Committee) since 1996

Annual Report 2016
31

COLUMBIA AMT-FREE GEORGIA INTERMEDIATE MUNI BOND FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With the Funds and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
William P. Carmichael 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds; Chair of the Board from 1/14-11/15	Retired; Co-founder, The Succession Fund (provides exit strategies to owners of privately held companies), 1998-2007; Adjunct Professor of Finance, Kelley School of Business, Indiana University, 1993-2007; Senior Vice President, Sara Lee Corporation, 1991-1993; Senior Vice President and Chief Financial Officer, Beatrice Foods Company, 1984-1990; Vice President, Esmark, Inc., 1973-1984; Associate, Price Waterhouse, 1968-1972	120

Director, The Finish Line (athletic shoes and apparel) since July 2003; Director, International Textile Corp. since 2012; Director, hhgregg since May, 2015; former Director, Cobra Electronics Corporation (electronic equipment manufacturer), 1994-August 2014; former Director, Spectrum Brands, Inc. (consumer products), 2002-2009; former Director, Simmons Company (bedding), 2004-2010; former Trustee, BofA Funds Series Trust (11 funds), 2009-2011; former Director, McMoRan Exploration Company (oil and gas exploration and development), 2010-2013

Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 1950	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	120	Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative since 2010
William A. Hawkins 901 S. Marquette Ave. Minneapolis, MN 55402 1942	Chair of the Board since 11/15; Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting) since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010; Operation Hope, COO, 2004-2007; IndyMac Bancorp, President, CBG, 1999-2003; American General Bank, President, 1997-1999; Griffin Financial Services, CEO, 1981-1997; The Griffin Funds, CEO, 1992-1998	120	Former Trustee, BofA Funds Series Trust (11 funds), 2009-2015
R. Glenn Hilliard 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting) since April 2003; Non-Executive Director & Chairman, CNO Financial Group, Inc. (insurance), 2003-2011; Chair & CEO, ING Americas, 1996-2003	118	Chairman, BofA Funds Series Trust (11 funds); former Director, CNO Financial Group, Inc. (insurance), 2003-2011

Annual Report 2016
32

COLUMBIA AMT-FREE GEORGIA INTERMEDIATE MUNI BOND FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With the Funds and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 1952	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Managing Director, Morgan Stanley, 1982-1989; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	120

Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)

Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 1941	Trustee since 2000 for Seligman Funds, since 11/08 for RiverSource Funds and since 6/11 for Nations Funds	Counsel, Lewis & Munday, P.C. (law firm) since 2004; Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation, 1993-1997	118

Lead Outside Director, Infinity Resources, Inc. (oil and gas exploration and production) since 1994; Lead Outside Director, Digital Ally, Inc. (digital imaging) since September 2005; Trustee, Marygrove College (Chair of Finance Committee) since 2007; former Director, OGE Energy Corp. (energy and energy services), 2007-2014

Minor M. Shaw 901 S. Marquette Ave. Minneapolis, MN 55402 1947	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	120

Director, Piedmont Natural Gas; Director, BlueCross BlueShield of South Carolina since April 2008; Chair of the Duke Endowment; Director, National Association of Corporate Directors, Carolinas Chapter since 2013; Chair of Greenville — Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011

Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Trustee since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	Managing Director, Forester Biotech (consulting), 2001-2003; Chief Executive Officer and Director, RiboNovix, Inc., (biotechnology), 2003-2010; President and Chief Executive Officer of CMT Inc., 2001-2003; Aquila Biopharmaceuticals Inc., 1996-2000; Cambridge Biotech Corporation, 1995-1996; Mitotix Inc., 1993-1994	120	Director, Abt Associates
				(government contractor) since 2001; Director, Boston Children's Hospital since 2002; Director, Healthways, Inc. (health and well-being solutions) since 2005; Director, ICI Mutual Insurance Company, since 2011

Annual Report 2016
33

COLUMBIA AMT-FREE GEORGIA INTERMEDIATE MUNI BOND FUND

TRUSTEES AND OFFICERS (continued)

Interested Trustee Not Affiliated with Investment Manager*

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Anthony M. Santomero 901 S. Marquette Ave. Minneapolis, MN 55402 1946	Trustee since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000-2006; Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	118

Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Renaissance Reinsurance Ltd. since May 2008; Director, Citigroup Inc. since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011

* Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the Funds to be an "interested person" (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Funds or accounts advised/managed by the Investment Manager.

Annual Report 2016
34

COLUMBIA AMT-FREE GEORGIA INTERMEDIATE MUNI BOND FUND

TRUSTEES AND OFFICERS (continued)

Interested Trustee Affiliated with Investment Manager*

Name, Address, Year of Birth	Position Held With the Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
William F. Truscott c/o Columbia Management Investment Advisers, LLC, 225 Franklin St. Boston, MA 02110 1960	Trustee since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds

Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012 and President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012.

178

Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; Former Director, Ameriprise Certificate Company, 2006-January 2013

* Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.

The Statement of Additional Information has additional information about the Fund's Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary; or visiting columbiathreadneedle.com/us.

Annual Report 2016
35

COLUMBIA AMT-FREE GEORGIA INTERMEDIATE MUNI BOND FUND

TRUSTEES AND OFFICERS (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund's other officers are:

Fund Officers

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel January 2010-December 2014; and Vice President and Group Counsel or Counsel 2004-January 2010); officer of Columbia Funds and affiliated funds since 2007.

Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011), Chief Financial Officer (2009) and Chief Accounting Officer (2015)

Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004-April 2010; senior officer of Columbia Funds and affiliated funds since 2002.

Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011), Chief Legal Officer (2015) and Assistant Secretary (2008)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since November 2008 and January 2013, respectively (previously Chief Counsel, January 2010-January 2013 and Group Counsel, November 2008-January 2010).

Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)

Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Compliance Executive, Bank of America, 2005-April 2010.

Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)

Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Director and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007-April 2010.

Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Associate General Counsel, Bank of America, 2005-April 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)

Managing Director and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, 2009-April 2010, and Vice President — Asset Management and Trust Company Services, 2006-2009).

Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)

President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009; President, RiverSource Service Corporation 2004-2010.

Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Vice President and Secretary (2015)

Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011 (previously, Counsel from May 2010 to August 2011); Assistant General Counsel, Bank of America, 2005-April 2010; officer of Columbia Funds and affiliated funds since 2005.

Annual Report 2016
36

COLUMBIA AMT-FREE GEORGIA INTERMEDIATE MUNI BOND FUND

IMPORTANT INFORMATION ABOUT THIS REPORT

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedle.com/us; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedle.com/us, or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund's complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2016
37

Columbia AMT-Free Georgia Intermediate Muni Bond Fund

P.O. Box 8081

Boston, MA 02266-8081

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to columbiathreadneedle.com/us. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies.

All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804

© 2016 Columbia Management Investment Advisers, LLC.

columbiathreadneedle.com/us

ANN152_04_F01_(06/16)

ANNUAL REPORT

April 30, 2016

COLUMBIA AMT-FREE MARYLAND INTERMEDIATE MUNI BOND FUND

ABOUT COLUMBIA THREADNEEDLE INVESTMENTS

Columbia Threadneedle Investments is a leading global asset management group that provides a broad range of actively managed investment strategies and solutions for individual, institutional and corporate clients around the world.

With more than 2,000 people, including over 450 investment professionals based in North America, Europe and Asia, we manage $464 billion* of assets across developed and emerging market equities, fixed income, asset allocation solutions and alternatives. We are the 13th largest manager of long-term mutual fund assets in the U.S.** and the 3rd largest manager of retail funds in the U.K.***

Our priority is the investment success of our clients. We aim to deliver the investment outcomes they expect through an investment approach that is team-based, performance-driven and risk-aware. Our culture is dynamic and interactive. By sharing our insights across asset classes and geographies, we generate richer perspectives on global, regional and local investment landscapes. The ability to exchange and debate investment ideas in a collaborative environment enriches our teams' investment processes. More importantly, it results in better informed investment decisions for our clients.

Columbia funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies.

  *  In U.S. dollars as of March 31, 2016. Source: Ameriprise Q1 Earnings Release. Includes all assets managed by entities in the Columbia and Threadneedle group of companies. Contact us for more current data.

  **  Source: ICI as of March 31, 2016 for Columbia Management Investment Advisers, LLC.

  ***  Source: Investment Association as of December 2015 for Threadneedle Asset Management Limited.

© 2016 Columbia Management Investment Advisers, LLC. All rights reserved.

Not part of the shareholder report

Investment strategies to help meet investor needs

We are committed to helping investors navigate financial challenges to reach their desired outcomes. The possibilities are endless.

Your success is our priority.

Retire comfortably

Fund college or higher education

Leave a legacy

Generate an appropriate stream of income in retirement

Traditional approaches to income may no longer be adequate — and they may no longer provide the diversification benefits they once did. Investors need to rethink how they generate retirement income.

Worried about running out of income? You are not alone.

Navigate a changing interest rate environment

Even in today's challenging interest rate environment, it's still possible to navigate markets and achieve your goals.

Make investment choices designed specifically for this market environment.

Maximize after-tax returns

In an environment where what you keep is more important than what you earn, municipal bonds can help mitigate higher taxes while providing attractive yields compared to other investment options.

You've worked too hard building your wealth to lose it to taxes.

Grow assets to achieve financial goals

Finding growth opportunities in today's complex market environment requires strong research capabilities, creative thinking and a disciplined approach.

Do your investments deliver the portfolio growth you need?

Ease the impact of volatile markets

With increasing concerns about market volatility, investors should consider diversifying their portfolios with non-traditional holdings.

Interested in turning volatility into opportunity?

To find out more, contact your financial professional, call 800.426.3750 or visit columbiathreadneedle.com/us

Not part of the shareholder report

PRESIDENT'S MESSAGE

Dear Shareholders,

Volatility comes with the territory for long-term investors. Some investors instinctively want to pull out of the market or sell underperforming investments at the first sign of increased volatility or perhaps even as soon as they perceive it on the horizon. But taking yourself out of the market could mean losing out on potential opportunities, and putting your longer-term investment goals at risk.

Cumulative return is not just about achieving high returns when markets are going up; it's also about remaining invested and minimizing losses during weak or volatile markets so that you can participate on the upside. Developing a deeper understanding of the various risks your portfolio is subject to can help you balance these risks.

Diversification is critical in seeking to achieve that balance. We believe that most portfolios could be more effectively diversified either by introducing holdings with performance profiles unrelated to existing holdings (like alternative products) or by rebalancing existing holdings with an eye toward risk allocation. Over time, distributing risk more evenly may produce a more pronounced diversification benefit and may improve portfolio efficiency. We believe market volatility can create significant opportunities and, in fact, these periods may be some of the very best times to invest.

With this in mind, I thought it important to highlight excerpts from a piece written by Colin Moore, Global Chief Investment Officer, in which he touches on some of these issues emphasizing the importance of a properly constructed portfolio in seeking to effectively manage volatility and to achieve consistency of returns. I encourage you to read the article in its entirety. To access the full article and for other insights on current market, please visit blog.columbiathreadneedleus.com/latest-perspectives.

You need investments that are designed to help you ease the impact of volatile market environments and keep the savings you have worked tirelessly to amass. Columbia Threadneedle Investments provides investment solutions to help you tackle financial challenges and achieve your desired outcome.

Best regards,

Christopher O. Petersen
President, Columbia Funds

Excerpts from:

Taking the scare out of the volatility bogeyman

By Colin Moore, Global Chief Investment Officer

Colin Moore is the global chief investment officer for Columbia Threadneedle Investments. His responsibilities include ensuring that a disciplined investment process is in place across all asset classes, including equity and fixed income. Mr. Moore joined one of the Columbia Threadneedle Investments legacy firms in 2002 as head of equity and was also head of fixed income and liquidity strategies from 2009 – 2010.

■  In today's low growth, higher volatility world, the emphasis is shifting from maximization of returns to consistency of returns.

Annual Report 2016

PRESIDENT'S MESSAGE (continued)

■  Portfolios should represent the behavioral risk-return tradeoff of investors, remembering that they won't stay invested to realize the return if we get the risk tolerance wrong.

■  Holding long-term savings in cash to avoid volatility (the financial equivalent of hiding under the sheets) is detrimental to achieving long-term goals.

According to Wikipedia, "The bogeyman is a common allusion to a mythical creature in many cultures used to control behavior. This monster has no specific appearance, and conceptions about it can vary drastically from household to household within the same community; in many cases he has no set appearance in the mind of an adult or child, but is simply a non-specific embodiment of terror." Different cultures have different names and physical representations for the bogeyman, and investors are no different. We have terrible monsters that we fear may destroy our portfolios, and we call one of the scariest of them volatility.

While the bogeyman is mythical (I hope!), volatility is real and can cause serious damage. To understand why investors have such a hard time coping with volatility, we first need to define three cognitive biases at work in today's investment environment:

1)  Recency bias — something that has recently come to the forefront of our attention, regardless of how long established it is, suddenly seems to appear with improbable frequency.

2)  Negativity bias — we tend to have a greater recall of unpleasant memories than positive memories.

3)  Loss aversion — our dissatisfaction with losing money tends to be greater than our satisfaction with making money.

The level of volatility varies dramatically, and so does investor fear and panic selling — waxing when volatility rises, waning when it falls. Recent studies have pointed to demographics as an important driver of panic selling. The theory is that as people get closer to retirement, the prospects of a large (20% – 30%) loss in financial assets can have a much more pronounced effect on their sense of well-being. Wealth preservation instincts kick in much more quickly than for younger (and typically less wealthy) savers.

The reality is that there is little opportunity for return without volatility. Therefore, the bogeyman effect of holding long-term savings in cash to avoid volatility (the financial equivalent of hiding under the sheets) is detrimental to achieving long-term goals. This effect tends to be more pronounced during the episodic spikes in volatility. The significant spike in volatility in 2008 and 2009 led to significant withdrawals from long-term investment funds over the same period. Less pronounced effects can also be seen when comparing 2001 – 2003 and 2011 – 2012. Conversely, flows picked up when volatility returned to "normal" levels. Investor behavior of this type is consistent with the three behavioral biases.

I believe average volatility will be higher over the next 10 years than the last 10 years and episodic spikes will increase in frequency because sustainable economic growth will be structurally lower and geopolitical risk higher than any time since World War II. Low growth creates uncertainty while loss aversion will make investors fear that we are one economic mishap or geopolitical event away from no growth or recession. The result will be higher volatility on average. Negativity bias will tend to exacerbate "spike" reactions to event-driven geopolitical news, and the volatility bogeyman will appear more often. Assuming the behavioral biases continue, investor returns are likely to be very disappointing regardless of the total return generated by financial markets due to the bogeyman effect.

To mitigate this effect, we need to focus on portfolio construction and an improved understanding of diversification. I accept that equities are likely to offer the highest return over the next 10 years, but they also offer the highest volatility. Many portfolio construction optimization tools use historical average volatility, which is likely to underestimate the volatility investors will face. The bogeyman emerges when individual asset class volatility spikes and cross correlations rise, the combination of which increases overall portfolio volatility far beyond expectation. Diversification is meant to protect investors against volatility, but what's the point of owning lots of investments if the volatility bogeyman has not been properly estimated?

Most importantly, portfolios should be constructed to properly represent the behavioral risk-return tradeoff of investors, remembering that they won't stay invested to realize the return if we get the risk tolerance wrong. In a low growth, higher volatility world, the emphasis is shifting to return consistency rather than return maximization,

Annual Report 2016

PRESIDENT'S MESSAGE (continued)

and investors are best served through investment approaches that appreciate that distinction. Even though it's a permanent feature of financial markets, volatility is less likely to be the bogeyman we all fear if portfolios are constructed with this understanding.

Please visit blog.columbiathreadneedleus.com/latest-perspectives to read the entire article.

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus and summary prospectus, which contains this and other important information about a fund, visit columbiathreadneedle.com/us. The prospectus should be read carefully before investing.

The views expressed are as of April 2016, may change as market or other conditions change, and may differ from views expressed by other Columbia Management Investment Advisers, LLC (CMIA) associates or affiliates. Actual investments or investment decisions made by CMIA and its affiliates, whether for its own account or on behalf of clients, will not necessarily reflect the views expressed. This information is not intended to provide investment advice and does not account for individual investor circumstances. Investment decisions should always be made based on an investor's specific financial needs, objectives, goals, time horizon and risk tolerance. Asset classes described may not be suitable for all investors.

Past performance does not guarantee future results, and no forecast should be considered a guarantee either. Since economic and market conditions change frequently, there can be no assurance that the trends described here will continue or that the forecasts are accurate.

Diversification does not guarantee a profit or protect against loss.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2016 Columbia Management Investment Advisers, LLC. All rights reserved

Annual Report 2016

COLUMBIA AMT-FREE MARYLAND INTERMEDIATE MUNI BOND FUND

Performance Overview	2
Manager Discussion of Fund Performance	4
Understanding Your Fund's Expenses	6
Portfolio of Investments	7
Statement of Assets and Liabilities	12
Statement of Operations	14
Statement of Changes in Net Assets	15
Financial Highlights	17
Notes to Financial Statements	22
Report of Independent Registered Public Accounting Firm	29
Federal Income Tax Information	30
Trustees and Officers	31
Important Information About This Report	37

Fund Investment Manager

Columbia Management Investment
Advisers, LLC
225 Franklin Street
Boston, MA 02110

Fund Distributor

Columbia Management Investment
Distributors, Inc.
225 Franklin Street
Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment
Services Corp.
P.O. Box 8081
Boston, MA 02266-8081

For more information about any of the funds, please visit columbiathreadneedle.com/us or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2016

COLUMBIA AMT-FREE MARYLAND INTERMEDIATE MUNI BOND FUND

PERFORMANCE OVERVIEW

Performance Summary

■  Columbia AMT-Free Maryland Intermediate Muni Bond Fund (the Fund) Class A shares returned 3.60% excluding sales charges for the 12-month period that ended April 30, 2016. Class Z shares of the Fund returned 3.86% for the same time period.

■  The Fund underperformed its benchmark, the Barclays 3-15 Year Blend Municipal Bond Index, which returned 4.86% for the 12-month period.

■  The Fund's higher quality bias, which reflects the composition of Maryland's municipal bond market, contributed to its underperformance versus the benchmark, which measures the national municipal bond market.

Average Annual Total Returns (%) (for period ended April 30, 2016)

	Inception	1 Year	5 Years	10 Years
Class A	09/01/90
Excluding sales charges		3.60	3.56	3.60
Including sales charges		0.54	2.93	3.28
Class B	06/08/93
Excluding sales charges		2.83	2.79	2.84
Including sales charges		-0.17	2.79	2.84
Class C	06/17/92
Excluding sales charges		2.83	2.79	2.83
Including sales charges		1.83	2.79	2.83
Class R4*	03/19/13	3.86	3.72	3.68
Class Z	09/01/90	3.86	3.80	3.86
Barclays 3-15 Year Blend Municipal Bond Index		4.86	4.61	4.89

Returns for Class A are shown with and without the maximum initial sales charge of 3.00%. Returns for Class B are shown with and without the applicable contingent deferred sales charge (CDSC) of 3.00% in the first year, declining to 1.00% in the fourth year and eliminated thereafter. Returns for Class C are shown with and without the 1.00% CDSC for the first year only. The Fund's other classes are not subject to sales charges and have limited eligibility. Please see the Fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedle.com/us or calling 800.345.6611.

*The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund's oldest share class. Since the Fund launched more than one share class at its inception, Class A shares were used. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedle.com/us/investment-products/mutual-funds/appended-performance for more information.

The Barclays 3-15 Year Blend Municipal Bond Index is an unmanaged index that tracks the performance of municipal bonds issued after December 31, 1990, with remaining maturities between 2 and 17 years and at least $7 million in principal amount outstanding.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2016
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COLUMBIA AMT-FREE MARYLAND INTERMEDIATE MUNI BOND FUND

PERFORMANCE OVERVIEW (continued)

Performance of a Hypothetical $10,000 Investment (May 1, 2006 – April 30, 2016)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia AMT-Free Maryland Intermediate Muni Bond Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.

Annual Report 2016
3

COLUMBIA AMT-FREE MARYLAND INTERMEDIATE MUNI BOND FUND

MANAGER DISCUSSION OF FUND PERFORMANCE

Portfolio Management

Brian McGreevy

Quality Breakdown (%) (at April 30, 2016)
AAA rating	14.1
AA rating	40.0
A rating	31.3
BBB rating	11.9
BB rating	0.9
Not rated	1.8
Total	100.0

Percentages indicated are based upon total fixed income investments (excluding Money Market Funds).

Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the middle rating of Moody's, S&P and Fitch, after dropping the highest and lowest available ratings. When ratings are available from only two rating agencies, the lower rating is used. When a rating is available from only one rating agency, that rating is used. When a bond is not rated by any rating agency, it is designated as "Not rated." Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager and/or Fund's subadviser incorporates into its credit analysis process, along with such other issuer-specific factors as cash flows, capital structure and leverage ratios, ability to de-leverage (repay) through free cash flow, quality of management, market positioning and access to capital, as well as such security-specific factors as the terms of the security (e.g., interest rate and time to maturity) and the amount and type of any collateral.

For the 12-month period that ended April 30, 2016, the Fund's Class A shares returned 3.60% excluding sales charges. Class Z shares of the Fund returned 3.86%. The Fund underperformed its benchmark, the Barclays 3-15 Year Blend Municipal Bond Index, which returned 4.86% for the same time period. The Fund's higher quality bias, which reflects the composition of Maryland's municipal bond market, contributed to its underperformance versus the benchmark, which measures the national municipal bond market.

Market Overview

The U.S. municipal bond market produced a positive return and outperformed U.S. Treasuries during the reporting period, thanks in part to a highly favorable balance of supply and demand. Mutual fund cash flows provided a steady source of support for the market, with positive inflows for 30 consecutive weeks as of the close of the period. In the interval from October 2015 through April 2016 alone, inflows into municipal funds totaled over $27 billion. Insurance companies and banks were active buyers, as well. Supply was also strong, but almost half of the new issuance came from refunding deals — rather than new issuance — as issuers sought to take advantage of the cost savings from refinancing older, higher coupon debt. The refinancing activity added an additional layer of demand since many of the refundings were of currently callable bonds issued in 2005 or 2006. As a result, many investors who were taken out of older bonds reinvested the proceeds back into the market.

The strength of state and local finances throughout the United States, with the notable exceptions of New Jersey, Illinois, the City of Chicago, and Puerto Rico, further aided the performance of municipal bonds. Longer term securities generally provided superior returns versus shorter term issues, reflecting the latter category's low nominal yields. Lower quality bonds outpaced their higher quality counterparts, as investors' hearty appetite for risk fueled a continued reach for yield.

Maryland's Economy Improved, but its Municipal Market Lagged

Maryland remained in recovery mode during the reporting period, with positive economic growth overall. The state economy lagged the broader national growth rate, however, due to relative weakness in the jobs market, above-average taxes, and stagnant employment growth. With that said, the prospect of rising federal spending continued to provide a firm underpinning for the housing and consumer sectors.

Maryland's municipal bond market underperformed due to its higher average credit quality. Maryland's state debt is AAA rated, and many of the large municipalities are rated AA2 or higher. This led to weaker relative performance for Maryland's market at a time in which investors displayed a preference for lower quality issues.

Contributors and Detractors

The Fund's short duration (below-benchmark interest-rate sensitivity) and positions in short-term securities were the leading causes of its underperformance during the period. The Fund held a corresponding

Annual Report 2016
4

COLUMBIA AMT-FREE MARYLAND INTERMEDIATE MUNI BOND FUND

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

underweight to the longer end of the intermediate range in favor of maturities of six to 12 years, which also detracted. On the plus side, the Fund's allocation to bonds with longer maturities than the benchmark (17 years and above) added to results.

The Fund held an overweight in bonds rated AAA, reflecting the higher quality of Maryland's market. Since lower quality issues experienced meaningful outperformance, this aspect of our positioning was a notable detractor. On the plus side, the Fund benefited from its overweight positioning in the strong-performing BBB tier. The Fund's single-A rated bonds — which carried approximately the same weighting as they did in the benchmark — also outperformed slightly. Positions in pre-refunded and local general obligation securities, both of which are of higher quality and shorter duration than the benchmark, detracted.

On a sector basis, education bonds were the best performing segment in the Fund's portfolio. Housing and hospital bonds also outperformed the benchmark due to their longer maturities, significantly helping the Fund's overall results. The Fund had one position tied to the energy sector, which performed poorly due to the dramatic drop in oil prices.

Fund Positioning

We adopted a more cautious approach near the end of the period in response to the tightening of credit spreads, the improvement in municipal yields relative to U.S. Treasuries, and the flattening of the yield curve. Accordingly, we became more selective with respect to lower rated bonds in the investment-grade space. The yield curve was steep and attractive in spots near the end of the period, and we saw value in bonds with maturities between 10 and 15 years. We also identified value in lower coupon issues, such as those in the 4% range (as opposed to the 5% coupons that generally dominate the market). Since these securities continued to trade at premiums, we believe there is some protection from the adverse tax consequences associated with investments in discount bonds. In terms of sectors, we added to housing, hospital, and general-obligation issues with maturities of 10 to 18 years due to the value we saw in these areas.

Investment Risks

Fixed-income securities present issuer default risk. The Fund invests substantially in municipal securities and will be affected by tax, legislative, regulatory, demographic or political changes, as well as changes impacting a states financial, economic or other conditions. A relatively small number of tax-exempt issuers may necessitate the Fund investing more heavily in a single issuer and, therefore, be more exposed to the risk of loss than a fund that invests more broadly. The value of the Fund's portfolio may be more volatile than a more geographically diversified fund. Prepayment and extension risk exists as a loan, bond or other investment may be called, prepaid or redeemed before maturity and that similar yielding investments may not be available for purchase. A rise in interest rates may result in a price decline of fixed-income instruments held by the Fund, negatively impacting its performance and NAV. Falling rates may result in the Fund investing in lower yielding debt instruments, lowering the Fund's income and yield. These risks may be heightened for longer maturity and duration securities. Non-investment-grade (high-yield or junk) securities present greater price volatility and more risk to principal and income than higher rated securities. Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Federal and state tax rules apply to capital gain distributions and any gains or losses on sales. Income may be subject to state or local taxes. Liquidity risk is associated with the difficulty of selling underlying investments at a desirable time or price. See the Fund's prospectus for information on these and other risks.

Annual Report 2016
5

COLUMBIA AMT-FREE MARYLAND INTERMEDIATE MUNI BOND FUND

UNDERSTANDING YOUR FUND'S EXPENSES

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund's Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the "Actual" column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare With Other Funds" below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

November 1, 2015 – April 30, 2016

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund's Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,025.40	1,020.84	4.08	4.07	0.81
Class B	1,000.00	1,000.00	1,022.50	1,017.11	7.84	7.82	1.56
Class C	1,000.00	1,000.00	1,021.60	1,017.11	7.84	7.82	1.56
Class R4	1,000.00	1,000.00	1,027.70	1,022.08	2.82	2.82	0.56
Class Z	1,000.00	1,000.00	1,026.70	1,022.08	2.82	2.82	0.56

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 366.

Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

Annual Report 2016
6

COLUMBIA AMT-FREE MARYLAND INTERMEDIATE MUNI BOND FUND

PORTFOLIO OF INVESTMENTS

April 30, 2016

(Percentages represent value of investments compared to net assets)

Municipal Bonds 94.7%

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
DISPOSAL 1.3%
Maryland Environmental Service Revenue Bonds Mid Shore II Regional Landfill Series 2011 11/01/24	5.000%	1,030,000	1,200,506
HIGHER EDUCATION 4.6%
Maryland Health & Higher Educational Facilities Authority Revenue Bonds Maryland Institute College of Art Series 2012 06/01/29	5.000%	1,000,000	1,133,330
Notre Dame of Maryland University Series 2012 10/01/32	5.000%	1,000,000	1,129,100
Montgomery County Authority Refunding Revenue Bonds Series 2014 05/01/27	5.000%	500,000	605,525
Morgan State University Refunding Revenue Bonds Series 2012 07/01/30	5.000%	150,000	175,291
University System of Maryland Refunding Revenue Bonds Series 2015A 04/01/24	5.000%	1,000,000	1,262,850
Total			4,306,096
HOSPITAL 16.5%
Maryland Health & Higher Educational Facilities Authority Refunding Revenue Bonds Anne Arundel Health System Series 2014 07/01/29	5.000%	750,000	872,130
MedStar Health, Inc. Series 2015 08/15/33	5.000%	500,000	583,505
Mercy Medical Center Series 2016A 07/01/32	5.000%	600,000	714,366
Meritus Medical Center Issue Series 2015 07/01/27	5.000%	1,000,000	1,179,060
Peninsula Regional Medical Center Series 2015 07/01/32	5.000%	1,000,000	1,165,230
07/01/34	5.000%	1,000,000	1,157,300
University of Maryland Medical System Series 2015 07/01/28	5.000%	500,000	603,015

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Western Maryland Health System Series 2014 07/01/34	5.250%	1,500,000	1,741,755
Revenue Bonds Carroll Hospital Series 2012A 07/01/26	5.000%	1,210,000	1,390,205
07/01/27	5.000%	1,000,000	1,143,070
Johns Hopkins Health System Series 2012 07/01/28	5.000%	1,000,000	1,176,530
Johns Hopkins Health System Series 2013C 05/15/33	5.000%	1,500,000	1,766,250
MedStar Health Series 2011 08/15/22	5.000%	1,620,000	1,912,977
Total			15,405,393
INVESTOR OWNED 3.1%
Maryland Economic Development Corp. Refunding Revenue Bonds Potomac Series 2009 09/01/22	6.200%	2,500,000	2,857,275
LOCAL APPROPRIATION 1.6%
Howard County Housing Commission Revenue Bonds Roger Carter Recreation Center Project Series 2011 06/01/26	5.000%	585,000	676,950
Maryland State Transportation Authority Refunding Revenue Bonds Metrorail Parking Projects Series 2014 07/01/23	4.000%	750,000	863,723
Total			1,540,673
LOCAL GENERAL OBLIGATION 13.1%
City of Baltimore Unlimited General Obligation Bonds Consolidated Public Improvement Series 2008A (AGM) 10/15/22	5.000%	2,000,000	2,207,840
County of Anne Arundel Limited General Obligation Bonds Consolidated General Improvement Series 2015 04/01/27	5.000%	1,500,000	1,900,020
Series 2016 10/01/28	5.000%	765,000	964,550

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
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COLUMBIA AMT-FREE MARYLAND INTERMEDIATE MUNI BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

April 30, 2016

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Limited General Obligation Refunding Bonds Consolidated General Improvement Series 2015 04/01/26	5.000%	1,000,000	1,277,370
County of Frederick Unlimited General Obligation Refunding Bonds Public Facilities Series 2006 11/01/18	5.250%	2,005,000	2,229,400
11/01/21	5.250%	2,500,000	3,043,775
County of Prince George's Limited General Obligation Refunding & Public Improvement Bonds Consolidated Series 2011B 09/15/20	5.000%	500,000	587,310
Total			12,210,265
MULTI-FAMILY 7.4%
Howard County Housing Commission Revenue Bonds General Capital Improvement Program Series 2015 06/01/32	4.000%	750,000	798,810
Maryland Economic Development Corp. Refunding Revenue Bonds Morgan State University Project Senior Series 2012 07/01/20	4.000%	550,000	590,156
University of Maryland Baltimore County Student Housing Series 2016 (AGM) 07/01/30	5.000%	725,000	883,246
University of Maryland College Park Student Housing Series 2016 (AGM) 06/01/30	5.000%	875,000	1,069,127
University of Maryland-Baltimore County Project Series 2006 (XLCA) 07/01/20	5.000%	600,000	604,650
University of Maryland-College Park Projects Series 2006 (AGCP) 06/01/19	5.000%	1,000,000	1,004,030
Revenue Bonds Salisbury University Project Series 2012 06/01/27	5.000%	1,100,000	1,198,560
Towson University Project Senior Series 2012 07/01/27	5.000%	700,000	801,227
Total			6,949,806
MUNICIPAL POWER 0.3%
Guam Power Authority Refunding Revenue Bonds Series 2012A (AGM)(a) 10/01/24	5.000%	220,000	266,000

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
OTHER BOND ISSUE 2.5%
County of Montgomery Revenue Bonds Department of Liquor Control Series 2009A 04/01/22	5.000%	2,055,000	2,281,091
Maryland Community Development Administration Revenue Bonds Capital Fund Securitization Series 2003 (AGM) 07/01/21	4.400%	100,000	100,253
Total			2,381,344
OTHER INDUSTRIAL DEVELOPMENT BOND 0.8%
Maryland Economic Development Corp. Refunding Revenue Bonds CNX Marine Terminals, Inc. Series 2010 09/01/25	5.750%	800,000	771,288
POOL / BOND BANK 1.2%
Maryland Water Quality Financing Administration Revolving Loan Fund Revenue Bonds Series 2008A 03/01/23	5.000%	1,000,000	1,076,000
REFUNDED / ESCROWED 7.0%
City of Baltimore Prerefunded 07/01/18 Revenue Bonds Wastewater Projects Series 2008A (AGM) 07/01/21	5.000%	1,250,000	1,364,813
Revenue Bonds Water Project Series 1994A Escrowed to Maturity (FGIC) 07/01/24	5.000%	1,400,000	1,699,278
Maryland State Transportation Authority Revenue Bonds Series 1978 Escrowed to Maturity 07/01/16	6.800%	85,000	85,816
State of Maryland Department of Transportation Prerefunded 02/15/18 Revenue Bonds Series 2008 02/15/22	5.000%	3,125,000	3,364,187
Total			6,514,094
RETIREMENT COMMUNITIES 5.9%
City of Gaithersburg Refunding Revenue Bonds Asbury Obligation Group Series 2009B 01/01/23	6.000%	1,250,000	1,409,575

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
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COLUMBIA AMT-FREE MARYLAND INTERMEDIATE MUNI BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

April 30, 2016

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
County of Baltimore Revenue Bonds Oak Crest Village, Inc. Facility Series 2007A 01/01/22	5.000%	1,045,000	1,073,205
01/01/27	5.000%	2,000,000	2,047,020
Maryland Health & Higher Educational Facilities Authority Revenue Bonds King Farm Presbyterian Community Series 2007A 01/01/27	5.250%	1,000,000	1,013,750
Total			5,543,550
SINGLE FAMILY 0.7%
Maryland Community Development Administration Housing Revenue Bonds Series 2016 03/01/36	3.250%	600,000	606,546
SPECIAL NON PROPERTY TAX 3.4%
State of Maryland Department of Transportation Revenue Bonds 3rd Series 2015 12/15/26	4.000%	1,000,000	1,167,330
Series 2009 06/15/21	4.000%	1,495,000	1,638,804
Territory of Guam Revenue Bonds Series 2011A(a) 01/01/31	5.000%	350,000	393,236
Total			3,199,370
SPECIAL PROPERTY TAX 5.2%
Anne Arundel County Consolidated District Special Tax Refunding Bonds Villages of Dorchester & Farmington Series 2013 07/01/23	5.000%	225,000	271,141
07/01/24	5.000%	500,000	612,285
City of Baltimore Refunding Tax Allocation Bonds Consolidated Tax Projects Series 2015 06/15/27	5.000%	520,000	604,833
County of Frederick Special Tax Bonds Urbana Community Development Authority Series 2010A 07/01/25	5.000%	2,500,000	2,856,375

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
County of Montgomery Refunding Special Tax Bonds West Germantown Development District Series 2014 07/01/25	4.000%	485,000	552,890
Total			4,897,524
STATE APPROPRIATED 4.0%
Maryland Economic Development Corp. Refunding Revenue Bonds Department of Transportation Headquarters Series 2010 06/01/22	4.500%	2,675,000	3,166,397
New Jersey Transportation Trust Fund Authority Revenue Bonds Transportation System Series 2006A 12/15/19	5.250%	500,000	548,505
Total			3,714,902
STATE GENERAL OBLIGATION 4.8%
State of Maryland Unlimited General Obligation Bonds Series 2015A 03/01/27	4.000%	1,500,000	1,726,920
State & Local Facilities-Capital Improvement 1st Series 2003A 03/01/17	5.250%	1,500,000	1,559,175
Unlimited General Obligation Refunding Bonds Series 2015B 08/01/24	4.000%	1,000,000	1,199,930
Total			4,486,025
TRANSPORTATION 3.6%
Washington Metropolitan Area Transit Authority Revenue Bonds Transit Series 2009 07/01/23	5.250%	3,000,000	3,383,040
TURNPIKE / BRIDGE / TOLL ROAD 2.4%
Maryland State Transportation Authority Revenue Bonds Series 2009A 07/01/22	5.000%	2,000,000	2,249,840
WATER & SEWER 5.3%
City of Baltimore Subordinated Revenue Bonds Series 2014A 07/01/32	5.000%	1,000,000	1,201,570

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
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COLUMBIA AMT-FREE MARYLAND INTERMEDIATE MUNI BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

April 30, 2016

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Maryland Water Quality Financing Administration Revolving Loan Fund Revenue Bonds Series 2008 03/01/21	5.000%	2,500,000	2,688,575
Washington Suburban Sanitary Commission Unlimited General Obligation Refunding & Public Improvement Bonds Series 2009 06/01/21	4.000%	1,000,000	1,092,620
Total			4,982,765
Total Municipal Bonds (Cost: $82,486,043)			88,542,302
Total Investments (Cost: $82,486,043)			88,542,302
Other Assets & Liabilities, Net			4,915,264
Net Assets			93,457,566

Notes to Portfolio of Investments

(a)  Municipal obligations include debt obligations issued by or on behalf of territories, possessions, or sovereign nations within the territorial boundaries of the United States. At April 30, 2016, the value of these securities amounted to $659,236 or 0.71% of net assets.

Abbreviation Legend

AGCP  Assured Guaranty Corporation

AGM  Assured Guaranty Municipal Corporation

FGIC  Financial Guaranty Insurance Company

XLCA  XL Capital Assurance

Fair Value Measurements

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset's or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
10

COLUMBIA AMT-FREE MARYLAND INTERMEDIATE MUNI BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

April 30, 2016

Fair Value Measurements (continued)

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund's investments at April 30, 2016:

	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Investments
Municipal Bonds	—	88,542,302	—	88,542,302
Total Investments	—	88,542,302	—	88,542,302

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets.

There were no transfers of financial assets between levels during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

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11

COLUMBIA AMT-FREE MARYLAND INTERMEDIATE MUNI BOND FUND

STATEMENT OF ASSETS AND LIABILITIES

April 30, 2016

Assets
Investments, at value
(identified cost $82,486,043)	$88,542,302
Cash	4,211,728
Receivable for:
Capital shares sold	55,114
Interest	1,096,541
Expense reimbursement due from Investment Manager	532
Prepaid expenses	667
Total assets	93,906,884
Liabilities
Payable for:
Capital shares purchased	82,391
Dividend distributions to shareholders	207,128
Investment management fees	1,200
Distribution and/or service fees	198
Transfer agent fees	14,157
Compensation of board members	114,269
Audit fees	24,380
Other expenses	5,595
Total liabilities	449,318
Net assets applicable to outstanding capital stock	$93,457,566
Represented by
Paid-in capital	$88,707,141
Undistributed net investment income	231,514
Accumulated net realized loss	(1,537,348)
Unrealized appreciation (depreciation) on:
Investments	6,056,259
Total — representing net assets applicable to outstanding capital stock	$93,457,566

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
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COLUMBIA AMT-FREE MARYLAND INTERMEDIATE MUNI BOND FUND

STATEMENT OF ASSETS AND LIABILITIES (continued)

April 30, 2016

Class A
Net assets	$18,361,689
Shares outstanding	1,684,072
Net asset value per share	$10.90
Maximum offering price per share(a)	$11.24
Class B
Net assets	$43,050
Shares outstanding	3,945
Net asset value per share	$10.91
Class C
Net assets	$2,637,991
Shares outstanding	241,923
Net asset value per share	$10.90
Class R4
Net assets	$10,199
Shares outstanding	936
Net asset value per share	$10.90
Class Z
Net assets	$72,404,637
Shares outstanding	6,639,925
Net asset value per share	$10.90

(a) The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 3.00%.

The accompanying Notes to Financial Statements are an integral part of this statement.

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COLUMBIA AMT-FREE MARYLAND INTERMEDIATE MUNI BOND FUND

STATEMENT OF OPERATIONS

Year Ended April 30, 2016

Net investment income
Income:
Interest	$3,126,532
Total income	3,126,532
Expenses:
Investment management fees	417,244
Distribution and/or service fees
Class A	46,771
Class B	442
Class C	26,603
Transfer agent fees
Class A	37,922
Class B	90
Class C	5,386
Class R4	19
Class Z	136,275
Compensation of board members	8,663
Custodian fees	1,717
Printing and postage fees	18,379
Registration fees	29,127
Audit fees	24,308
Legal fees	7,146
Other	11,116
Total expenses	771,208
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(201,269)
Expense reductions	(20)
Total net expenses	569,919
Net investment income	2,556,613
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	398,814
Net realized gain	398,814
Net change in unrealized appreciation (depreciation) on:
Investments	387,379
Net change in unrealized appreciation	387,379
Net realized and unrealized gain	786,193
Net increase in net assets resulting from operations	$3,342,806

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
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COLUMBIA AMT-FREE MARYLAND INTERMEDIATE MUNI BOND FUND

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended April 30, 2016	Year Ended April 30, 2015
Operations
Net investment income	$2,556,613	$2,695,419
Net realized gain	398,814	387,814
Net change in unrealized appreciation (depreciation)	387,379	(373,834)
Net increase in net assets resulting from operations	3,342,806	2,709,399
Distributions to shareholders
Net investment income
Class A	(509,670)	(590,612)
Class B	(872)	(1,088)
Class C	(52,436)	(59,853)
Class R4	(299)	(317)
Class Z	(2,000,211)	(2,043,611)
Total distributions to shareholders	(2,563,488)	(2,695,481)
Increase in net assets from capital stock activity	1,205,609	3,951,978
Total increase in net assets	1,984,927	3,965,896
Net assets at beginning of year	91,472,639	87,506,743
Net assets at end of year	$93,457,566	$91,472,639
Undistributed net investment income	$231,514	$238,389

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
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COLUMBIA AMT-FREE MARYLAND INTERMEDIATE MUNI BOND FUND

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended April 30, 2016		Year Ended April 30, 2015
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A shares
Subscriptions(a)	177,165	1,913,094	171,905	1,869,867
Distributions reinvested	19,394	209,164	18,908	205,688
Redemptions	(418,028)	(4,500,332)	(227,030)	(2,469,501)
Net decrease	(221,469)	(2,378,074)	(36,217)	(393,946)
Class B shares
Subscriptions	958	10,278	37	401
Distributions reinvested	41	441	61	664
Redemptions(a)	(742)	(7,941)	(4,968)	(54,095)
Net increase (decrease)	257	2,778	(4,870)	(53,030)
Class C shares
Subscriptions	15,273	164,372	71,282	775,231
Distributions reinvested	3,810	41,089	4,191	45,591
Redemptions	(35,889)	(386,679)	(63,582)	(693,430)
Net increase (decrease)	(16,806)	(181,218)	11,891	127,392
Class Z shares
Subscriptions	1,554,156	16,771,673	1,253,645	13,656,825
Distributions reinvested	16,949	182,824	15,889	172,841
Redemptions	(1,225,516)	(13,192,374)	(877,880)	(9,558,104)
Net increase	345,589	3,762,123	391,654	4,271,562
Total net increase	107,571	1,205,609	362,458	3,951,978

(a) Includes conversions of Class B shares to Class A shares, if any.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
16

COLUMBIA AMT-FREE MARYLAND INTERMEDIATE MUNI BOND FUND

FINANCIAL HIGHLIGHTS

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund's portfolio turnover rate may be higher.

	Year Ended April 30,										Year Ended March 31,
Class A	2016		2015		2014		2013		2012(a)		2012
Per share data
Net asset value, beginning of period	$10.81		$10.80		$11.14		$11.05		$10.96		$10.41
Income from investment operations:
Net investment income	0.29		0.31		0.32		0.30		0.03		0.33
Net realized and unrealized gain (loss)	0.09		0.01		(0.34)		0.09		0.09		0.55
Total from investment operations	0.38		0.32		(0.02)		0.39		0.12		0.88
Less distributions to shareholders:
Net investment income	(0.29)		(0.31)		(0.32)		(0.30)		(0.03)		(0.33)
Total distributions to shareholders	(0.29)		(0.31)		(0.32)		(0.30)		(0.03)		(0.33)
Net asset value, end of period	$10.90		$10.81		$10.80		$11.14		$11.05		$10.96
Total return	3.60%		3.00%		(0.16%)		3.58%		1.05%		8.55%
Ratios to average net assets(b)
Total gross expenses	1.04%		1.04%		1.05%		1.01%		1.05	%(c)	1.03%
Total net expenses(d)	0.81	%(e)	0.81	%(e)	0.81	%(e)	0.81	%(e)	0.80	%(c)	0.80	%(e)
Net investment income	2.72%		2.87%		2.94%		2.72%		2.83	%(c)	3.07%
Supplemental data
Net assets, end of period (in thousands)	$18,362		$20,593		$20,973		$23,767		$24,781		$24,708
Portfolio turnover	13%		10%		2%		15%		1%		7%

Notes to Financial Highlights

(a)  For the period from April 1, 2012 to April 30, 2012. During the period, the Fund's fiscal year end was changed from March 31 to April 30.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
17

COLUMBIA AMT-FREE MARYLAND INTERMEDIATE MUNI BOND FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended April 30,										Year Ended March 31,
Class B	2016		2015		2014		2013		2012(a)		2012
Per share data
Net asset value, beginning of period	$10.82		$10.81		$11.15		$11.06		$10.97		$10.42
Income from investment operations:
Net investment income	0.21		0.23		0.23		0.22		0.02		0.25
Net realized and unrealized gain (loss)	0.09		0.01		(0.34)		0.09		0.09		0.55
Total from investment operations	0.30		0.24		(0.11)		0.31		0.11		0.80
Less distributions to shareholders:
Net investment income	(0.21)		(0.23)		(0.23)		(0.22)		(0.02)		(0.25)
Total distributions to shareholders	(0.21)		(0.23)		(0.23)		(0.22)		(0.02)		(0.25)
Net asset value, end of period	$10.91		$10.82		$10.81		$11.15		$11.06		$10.97
Total return	2.83%		2.22%		(0.90%)		2.81%		0.99%		7.73%
Ratios to average net assets(b)
Total gross expenses	1.79%		1.79%		1.79%		1.75%		1.80	%(c)	1.81%
Total net expenses(d)	1.56	%(e)	1.56	%(e)	1.56	%(e)	1.56	%(e)	1.55	%(c)	1.55	%(e)
Net investment income	1.97%		2.13%		2.18%		1.96%		2.08	%(c)	2.34%
Supplemental data
Net assets, end of period (in thousands)	$43		$40		$93		$119		$166		$164
Portfolio turnover	13%		10%		2%		15%		1%		7%

Notes to Financial Highlights

(a)  For the period from April 1, 2012 to April 30, 2012. During the period, the Fund's fiscal year end was changed from March 31 to April 30.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
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COLUMBIA AMT-FREE MARYLAND INTERMEDIATE MUNI BOND FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended April 30,										Year Ended March 31,
Class C	2016		2015		2014		2013		2012(a)		2012
Per share data
Net asset value, beginning of period	$10.81		$10.80		$11.14		$11.05		$10.96		$10.41
Income from investment operations:
Net investment income	0.21		0.23		0.24		0.22		0.02		0.25
Net realized and unrealized gain (loss)	0.09		0.01		(0.34)		0.09		0.09		0.55
Total from investment operations	0.30		0.24		(0.10)		0.31		0.11		0.80
Less distributions to shareholders:
Net investment income	(0.21)		(0.23)		(0.24)		(0.22)		(0.02)		(0.25)
Total distributions to shareholders	(0.21)		(0.23)		(0.24)		(0.22)		(0.02)		(0.25)
Net asset value, end of period	$10.90		$10.81		$10.80		$11.14		$11.05		$10.96
Total return	2.83%		2.23%		(0.90%)		2.81%		0.99%		7.74%
Ratios to average net assets(b)
Total gross expenses	1.79%		1.79%		1.80%		1.76%		1.80	%(c)	1.78%
Total net expenses(d)	1.56	%(e)	1.56	%(e)	1.56	%(e)	1.56	%(e)	1.55	%(c)	1.55	%(e)
Net investment income	1.97%		2.11%		2.19%		1.96%		2.09	%(c)	2.33%
Supplemental data
Net assets, end of period (in thousands)	$2,638		$2,796		$2,666		$2,939		$2,822		$2,838
Portfolio turnover	13%		10%		2%		15%		1%		7%

Notes to Financial Highlights

(a)  For the period from April 1, 2012 to April 30, 2012. During the period, the Fund's fiscal year end was changed from March 31 to April 30.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
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COLUMBIA AMT-FREE MARYLAND INTERMEDIATE MUNI BOND FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended April 30,
Class R4	2016		2015		2014		2013(a)
Per share data
Net asset value, beginning of period	$10.81		$10.80		$11.14		$11.06
Income from investment operations:
Net investment income	0.32		0.34		0.34		0.04
Net realized and unrealized gain (loss)	0.09		0.01		(0.34)		0.08
Total from investment operations	0.41		0.35		—		0.12
Less distributions to shareholders:
Net investment income	(0.32)		(0.34)		(0.34)		(0.04)
Total distributions to shareholders	(0.32)		(0.34)		(0.34)		(0.04)
Net asset value, end of period	$10.90		$10.81		$10.80		$11.14
Total return	3.86%		3.25%		0.08%		1.06%
Ratios to average net assets(b)
Total gross expenses	0.77%		0.78%		0.81%		0.71	%(c)
Total net expenses(d)	0.56	%(e)	0.56	%(e)	0.56	%(e)	0.55	%(c)
Net investment income	2.97%		3.12%		3.24%		2.97	%(c)
Supplemental data
Net assets, end of period (in thousands)	$10		$10		$10		$3
Portfolio turnover	13%		10%		2%		15%

Notes to Financial Highlights

(a)  Based on operations from March 19, 2013 (commencement of operations) through the stated period end.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
20

COLUMBIA AMT-FREE MARYLAND INTERMEDIATE MUNI BOND FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended April 30,										Year Ended March 31,
Class Z	2016		2015		2014		2013		2012(a)		2012
Per share data
Net asset value, beginning of period	$10.81		$10.80		$11.14		$11.05		$10.96		$10.41
Income from investment operations:
Net investment income	0.32		0.34		0.34		0.33		0.03		0.36
Net realized and unrealized gain (loss)	0.09		0.01		(0.34)		0.09		0.09		0.55
Total from investment operations	0.41		0.35		—		0.42		0.12		0.91
Less distributions to shareholders:
Net investment income	(0.32)		(0.34)		(0.34)		(0.33)		(0.03)		(0.36)
Total distributions to shareholders	(0.32)		(0.34)		(0.34)		(0.33)		(0.03)		(0.36)
Net asset value, end of period	$10.90		$10.81		$10.80		$11.14		$11.05		$10.96
Total return	3.86%		3.26%		0.09%		3.84%		1.07%		8.82%
Ratios to average net assets(b)
Total gross expenses	0.79%		0.79%		0.79%		0.76%		0.80	%(c)	0.77%
Total net expenses(d)	0.56	%(e)	0.56	%(e)	0.56	%(e)	0.56	%(e)	0.55	%(c)	0.55	%(e)
Net investment income	2.97%		3.12%		3.17%		2.96%		3.07	%(c)	3.31%
Supplemental data
Net assets, end of period (in thousands)	$72,405		$68,033		$63,765		$110,105		$110,126		$109,482
Portfolio turnover	13%		10%		2%		15%		1%		7%

Notes to Financial Highlights

(a)  For the period from April 1, 2012 to April 30, 2012. During the period, the Fund's fiscal year end was changed from March 31 to April 30.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

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21

COLUMBIA AMT-FREE MARYLAND INTERMEDIATE MUNI BOND FUND

NOTES TO FINANCIAL STATEMENTS

April 30, 2016

Note 1. Organization

Columbia AMT-Free Maryland Intermediate Muni Bond Fund (the Fund), a series of Columbia Funds Series Trust (the Trust), is a non-diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C, Class R4 and Class Z shares. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust's organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense and sales charge structure.

Class A shares are subject to a maximum front-end sales charge of 3.00% based on the initial investment amount. In addition, Class A shares purchased on or after February 19, 2015 are subject to a contingent deferred sales charge (CDSC) of 0.75% on certain investments of $500,000 or more if redeemed within 12 months after purchase. Redemptions of Class A shares purchased prior to February 19, 2015, without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase, are subject to a CDSC of 1.00% if redeemed within 12 months after purchase, and 0.50% if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 3.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund's Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within 12 months after purchase.

Class R4 shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain investors as described in the Fund's prospectus.

Class Z shares are not subject to sales charges and are available only to eligible investors, which are subject to different investment minimums as described in the Fund's prospectus.

Note 2. Summary of Significant Accounting Policies

Basis of Preparation

The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation

Debt securities generally are valued by pricing services approved by the Board of Trustees (the Board) based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized cost value, unless this method results in a valuation that management believes does not approximate market value.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general

Annual Report 2016
22

COLUMBIA AMT-FREE MARYLAND INTERMEDIATE MUNI BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

April 30, 2016

supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund's Portfolio of Investments.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.

The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its tax exempt and taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders

Distributions from net investment income, if any, are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Note 3. Fees and Other Transactions with Affiliates

Management Fees

Effective September 1, 2015, the Fund entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as

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23

COLUMBIA AMT-FREE MARYLAND INTERMEDIATE MUNI BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

April 30, 2016

administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 0.47% to 0.31% as the Fund's net assets increase. The effective management services fee rate for the year ended April 30, 2016 was 0.47% of the Fund's average daily net assets.

Prior to September 1, 2015, the Fund paid the Investment Manager an annual fee for advisory services under an Investment Management Services Agreement and a separate annual fee for administrative and accounting services under an Administrative Services Agreement. For the period from May 1, 2015 through August 31, 2015, the investment advisory services fee paid to the Investment Manager was $120,101, and the administrative services fee paid to the Investment Manager was $21,018.

Other Expenses

Other expenses are for, among other things, miscellaneous expenses of the Fund or the Board, including payments to Board Services Corp., a company providing limited administrative services to the Fund and the Board. That company's expenses include boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. For the year ended April 30, 2016, other expenses paid by the Fund to this company were $1,173.

Compensation of Board Members

Board members, who are not officers or employees of the Investment Manager or Ameriprise Financial, are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), these Board members may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan. All amounts payable under the Plan constitute a general unsecured obligation of the Fund.

Transfer Agency Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise

Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

The Transfer Agent receives a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Transfer Agent also receives sub-transfer agency fees based on a percentage of the average aggregate value of the Fund's shares maintained in omnibus accounts (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., for which the Transfer Agent receives a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees.

For the year ended April 30, 2016, the Fund's effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.20%
Class B	0.20
Class C	0.20
Class R4	0.19
Class Z	0.20

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class's initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended April 30, 2016, these minimum account balance fees reduced total expenses of the Fund by $20.

Distribution and Service Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund.

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COLUMBIA AMT-FREE MARYLAND INTERMEDIATE MUNI BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

April 30, 2016

These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.

Under the Plans, the Fund pays a monthly combined distribution and service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A shares of the Fund. Also under the Plans, the Fund pays a monthly service fee at the maximum annual rate of 0.25% of the average daily net assets attributable to Class B and Class C shares of the Fund and a monthly distribution fee at the maximum annual rate of 0.75% of the average daily net assets attributable to Class B and Class C shares of the Fund.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $22,376 for Class A and $445 for Class C shares for the year ended April 30, 2016.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period disclosed below, unless sooner terminated at the sole discretion of the Board, so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, do not exceed the following annual rates as a percentage of the class' average daily net assets:

Fee Rates Contractual through August 31, 2016
Class A	0.81%
Class B	1.56
Class C	1.56
Class R4	0.56
Class Z	0.56

Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend and interest expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At April 30, 2016, these differences are primarily due to differing treatment for capital loss carryforwards, Trustees' deferred compensation and distributions. To the extent these differences are permanent, reclassifications are made among the components of the Fund's net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications.

The Fund did not have any permanent differences; therefore, no reclassifications were made to the Statement of Assets and Liabilities.

The tax character of distributions paid during the years indicated was as follows:

Year Ended April 30,	2016	2015
Ordinary income	$15,072	$13,518
Tax-exempt income	2,548,416	2,681,963
Total	2,563,488	2,695,481

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At April 30, 2016, the components of distributable earnings on a tax basis were as follows:

Undistributed tax-exempt income	$552,306
Capital loss carryforwards	(1,537,348)
Net unrealized appreciation	6,056,259

At April 30, 2016, the cost of investments for federal income tax purposes was $82,486,043 and the

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25

COLUMBIA AMT-FREE MARYLAND INTERMEDIATE MUNI BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

April 30, 2016

aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$6,086,048
Unrealized depreciation	(29,789)
Net unrealized appreciation	$6,056,259

The following capital loss carryforwards, determined at April 30, 2016, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Amount ($)
2017	1,537,348

For the year ended April 30, 2016, $398,814 of capital loss carryforward was utilized.

Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $11,247,832 and $12,529,917, respectively, for the year ended April 30, 2016. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.

Note 6. Line of Credit

The Fund has access to a revolving credit facility whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Effective December 8, 2015, Citibank, N.A. and HSBC Bank USA, N.A. joined JPMorgan Chase Bank, N.A. (JPMorgan) as lead of a syndicate of banks under the credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, that permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. Prior to December 8, 2015, JPMorgan was the sole lead bank under the credit facility agreement that permitted borrowings up to $550 million under the same terms and interest rates as described above with the exception of the commitment fee which was charged at a rate of 0.075% per annum.

The Fund had no borrowings during the year ended April 30, 2016.

Note 7. Significant Risks

Shareholder Concentration Risk

At April 30, 2016, one unaffiliated shareholder of record owned 81.5% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid or more liquid positions, resulting in Fund losses and the Fund holding a higher percentage of less liquid or illiquid securities. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.

Credit Risk

Credit risk is the risk that the value of debt securities in the Fund's portfolio may decline because the issuer may default and fail to pay interest or repay principal when due. Rating agencies assign credit ratings to debt securities to indicate their credit risk. Lower rated or unrated debt securities held by the Fund may present increased credit risk as compared to higher-rated debt securities.

Interest Rate Risk

Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities tend to fall, and if interest rates fall, the values of debt securities tend to rise. Actions by governments and central banking authorities can result in increases in interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a

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COLUMBIA AMT-FREE MARYLAND INTERMEDIATE MUNI BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

April 30, 2016

negative impact on the Fund's performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates.

Liquidity Risk

Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund's investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.

Geographic Concentration Risk

Because the Fund invests substantially in municipal securities issued by the state identified in the Fund's name and political sub-divisions of that state, the Fund will be particularly affected by adverse tax, legislative, regulatory, demographic or political changes as well as changes impacting the state's financial, economic or other condition and prospects. In addition, because of the relatively small number of issuers of tax-exempt securities in the state, the Fund may invest a higher percentage of assets in a single issuer and, therefore, be more exposed to the risk of loss than a fund that invests more broadly. The value of municipal and other securities owned by the Fund also may be adversely affected by future changes in federal or state income tax laws.

Non-Diversification Risk

A non-diversified fund is permitted to invest a greater percentage of its total assets in fewer issuers than a diversified fund. The Fund may, therefore, have a greater risk of loss from a few issuers than a similar fund that invests more broadly.

Note 8. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 9. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the Funds' Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the SEC on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of

Annual Report 2016
27

COLUMBIA AMT-FREE MARYLAND INTERMEDIATE MUNI BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

April 30, 2016

Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2016
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COLUMBIA AMT-FREE MARYLAND INTERMEDIATE MUNI BOND FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Columbia Funds Series Trust and the Shareholders of
Columbia AMT-Free Maryland Intermediate Muni Bond Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia AMT-Free Maryland Intermediate Muni Bond Fund (the "Fund", a series of Columbia Funds Series Trust) at April 30, 2016, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2016 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Minneapolis, MN
June 21, 2016

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COLUMBIA AMT-FREE MARYLAND INTERMEDIATE MUNI BOND FUND

FEDERAL INCOME TAX INFORMATION

(Unaudited)

The Fund hereby designates the following tax attributes for the fiscal year ended April 30, 2016. Shareholders will be notified in early 2017 of the amounts for use in preparing 2016 income tax returns.

Tax Designations

Exempt-Interest Dividends	99.41%

Exempt-Interest Dividends. The percentage of net investment income distributed during the fiscal year that qualifies as exempt-interest dividends for federal income tax purposes.

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COLUMBIA AMT-FREE MARYLAND INTERMEDIATE MUNI BOND FUND

TRUSTEES AND OFFICERS

Shareholders elect the Board that oversees the Fund's operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund's Trustees, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, members generally may serve through the end of the calendar year in which they reach either the mandatory retirement age established by the Board or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

Trustees

Independent Trustees

Name, Address, Year of Birth	Position Held With the Funds and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Trustee since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees	120	Trustee, BlueCross BlueShield of Minnesota (Chair of the Business Development Committee) since 2009; Chair of the Robina Foundation since August 2013
Edward J. Boudreau, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000; FINRA Industry Arbitrator, 2002-present; Chairman and Chief Executive Officer, John Hancock Funds (asset management), Chairman and Interested Trustee for open-end and closed-end funds offered by John Hancock, 1989-2000; John Hancock Life Insurance Company, including SVP and Treasurer and SVP Information Technology, 1968-1988	118	Former Trustee, Boston Museum of Science (Chair of Finance Committee), 1985-2013; former Trustee, BofA Funds Series Trust (11 funds), 2005-2011
Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Trustee since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991	120	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of Human Resources Committee) since 1996

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COLUMBIA AMT-FREE MARYLAND INTERMEDIATE MUNI BOND FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With the Funds and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
William P. Carmichael 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds; Chair of the Board from 1/14-11/15	Retired; Co-founder, The Succession Fund (provides exit strategies to owners of privately held companies), 1998-2007; Adjunct Professor of Finance, Kelley School of Business, Indiana University, 1993-2007; Senior Vice President, Sara Lee Corporation, 1991-1993; Senior Vice President and Chief Financial Officer, Beatrice Foods Company, 1984-1990; Vice President, Esmark, Inc., 1973-1984; Associate, Price Waterhouse, 1968-1972	120

Director, The Finish Line (athletic shoes and apparel) since July 2003; Director, International Textile Corp. since 2012; Director, hhgregg since May, 2015; former Director, Cobra Electronics Corporation (electronic equipment manufacturer), 1994-August 2014; former Director, Spectrum Brands, Inc. (consumer products), 2002-2009; former Director, Simmons Company (bedding), 2004-2010; former Trustee, BofA Funds Series Trust (11 funds), 2009-2011; former Director, McMoRan Exploration Company (oil and gas exploration and development), 2010-2013

Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 1950	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	120	Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative since 2010
William A. Hawkins 901 S. Marquette Ave. Minneapolis, MN 55402 1942	Chair of the Board since 11/15; Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting) since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010; Operation Hope, COO, 2004-2007; IndyMac Bancorp, President, CBG, 1999-2003; American General Bank, President, 1997-1999; Griffin Financial Services, CEO, 1981-1997; The Griffin Funds, CEO, 1992-1998	120	Former Trustee, BofA Funds Series Trust (11 funds), 2009-2015
R. Glenn Hilliard 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting) since April 2003; Non-Executive Director & Chairman, CNO Financial Group, Inc. (insurance), 2003-2011; Chair & CEO, ING Americas, 1996-2003	118	Chairman, BofA Funds Series Trust (11 funds); former Director, CNO Financial Group, Inc. (insurance), 2003-2011

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COLUMBIA AMT-FREE MARYLAND INTERMEDIATE MUNI BOND FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With the Funds and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 1952	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Managing Director, Morgan Stanley, 1982-1989; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	120

Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)

Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 1941	Trustee since 2000 for Seligman Funds, since 11/08 for RiverSource Funds and since 6/11 for Nations Funds	Counsel, Lewis & Munday, P.C. (law firm) since 2004; Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation, 1993-1997	118

Lead Outside Director, Infinity Resources, Inc. (oil and gas exploration and production) since 1994; Lead Outside Director, Digital Ally, Inc. (digital imaging) since September 2005; Trustee, Marygrove College (Chair of Finance Committee) since 2007; former Director, OGE Energy Corp. (energy and energy services), 2007-2014

Minor M. Shaw 901 S. Marquette Ave. Minneapolis, MN 55402 1947	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	120

Director, Piedmont Natural Gas; Director, BlueCross BlueShield of South Carolina since April 2008; Chair of the Duke Endowment; Director, National Association of Corporate Directors, Carolinas Chapter since 2013; Chair of Greenville — Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011

Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Trustee since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	Managing Director, Forester Biotech (consulting), 2001-2003; Chief Executive Officer and Director, RiboNovix, Inc., (biotechnology), 2003-2010; President and Chief Executive Officer of CMT Inc., 2001-2003; Aquila Biopharmaceuticals Inc., 1996-2000; Cambridge Biotech Corporation, 1995-1996; Mitotix Inc., 1993-1994	120	Director, Abt Associates
				(government contractor) since 2001; Director, Boston Children's Hospital since 2002; Director, Healthways, Inc. (health and well-being solutions) since 2005; Director, ICI Mutual Insurance Company, since 2011

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COLUMBIA AMT-FREE MARYLAND INTERMEDIATE MUNI BOND FUND

TRUSTEES AND OFFICERS (continued)

Interested Trustee Not Affiliated with Investment Manager*

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Anthony M. Santomero 901 S. Marquette Ave. Minneapolis, MN 55402 1946	Trustee since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000-2006; Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	118

Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Renaissance Reinsurance Ltd. since May 2008; Director, Citigroup Inc. since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011

* Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the Funds to be an "interested person" (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Funds or accounts advised/managed by the Investment Manager.

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COLUMBIA AMT-FREE MARYLAND INTERMEDIATE MUNI BOND FUND

TRUSTEES AND OFFICERS (continued)

Interested Trustee Affiliated with Investment Manager*

Name, Address, Year of Birth	Position Held With the Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
William F. Truscott c/o Columbia Management Investment Advisers, LLC, 225 Franklin St. Boston, MA 02110 1960	Trustee since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds

Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012 and President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012.

178

Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; Former Director, Ameriprise Certificate Company, 2006-January 2013

* Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.

The Statement of Additional Information has additional information about the Fund's Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary; or visiting columbiathreadneedle.com/us.

Annual Report 2016
35

COLUMBIA AMT-FREE MARYLAND INTERMEDIATE MUNI BOND FUND

TRUSTEES AND OFFICERS (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund's other officers are:

Fund Officers

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel January 2010-December 2014; and Vice President and Group Counsel or Counsel 2004-January 2010); officer of Columbia Funds and affiliated funds since 2007.

Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011), Chief Financial Officer (2009) and Chief Accounting Officer (2015)

Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004-April 2010; senior officer of Columbia Funds and affiliated funds since 2002.

Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011), Chief Legal Officer (2015) and Assistant Secretary (2008)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since November 2008 and January 2013, respectively (previously Chief Counsel, January 2010-January 2013 and Group Counsel, November 2008-January 2010).

Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)

Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Compliance Executive, Bank of America, 2005-April 2010.

Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)

Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Director and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007-April 2010.

Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Associate General Counsel, Bank of America, 2005-April 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)

Managing Director and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, 2009-April 2010, and Vice President — Asset Management and Trust Company Services, 2006-2009).

Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)

President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009; President, RiverSource Service Corporation 2004-2010.

Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Vice President and Secretary (2015)

Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011 (previously, Counsel from May 2010 to August 2011); Assistant General Counsel, Bank of America, 2005-April 2010; officer of Columbia Funds and affiliated funds since 2005.

Annual Report 2016
36

COLUMBIA AMT-FREE MARYLAND INTERMEDIATE MUNI BOND FUND

IMPORTANT INFORMATION ABOUT THIS REPORT

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedle.com/us; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedle.com/us, or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund's complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2016
37

Columbia AMT-Free Maryland Intermediate Muni Bond Fund

P.O. Box 8081

Boston, MA 02266-8081

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to columbiathreadneedle.com/us. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies.

All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804

© 2016 Columbia Management Investment Advisers, LLC.

columbiathreadneedle.com/us

ANN190_04_F01_(06/16)

ANNUAL REPORT

April 30, 2016

COLUMBIA AMT-FREE SOUTH CAROLINA INTERMEDIATE MUNI BOND FUND

ABOUT COLUMBIA THREADNEEDLE INVESTMENTS

Columbia Threadneedle Investments is a leading global asset management group that provides a broad range of actively managed investment strategies and solutions for individual, institutional and corporate clients around the world.

With more than 2,000 people, including over 450 investment professionals based in North America, Europe and Asia, we manage $464 billion* of assets across developed and emerging market equities, fixed income, asset allocation solutions and alternatives. We are the 13th largest manager of long-term mutual fund assets in the U.S.** and the 3rd largest manager of retail funds in the U.K.***

Our priority is the investment success of our clients. We aim to deliver the investment outcomes they expect through an investment approach that is team-based, performance-driven and risk-aware. Our culture is dynamic and interactive. By sharing our insights across asset classes and geographies, we generate richer perspectives on global, regional and local investment landscapes. The ability to exchange and debate investment ideas in a collaborative environment enriches our teams' investment processes. More importantly, it results in better informed investment decisions for our clients.

Columbia funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies.

  *  In U.S. dollars as of March 31, 2016. Source: Ameriprise Q1 Earnings Release. Includes all assets managed by entities in the Columbia and Threadneedle group of companies. Contact us for more current data.

  **  Source: ICI as of March 31, 2016 for Columbia Management Investment Advisers, LLC.

  ***  Source: Investment Association as of December 2015 for Threadneedle Asset Management Limited.

© 2016 Columbia Management Investment Advisers, LLC. All rights reserved.

Not part of the shareholder report

Investment strategies to help meet investor needs

We are committed to helping investors navigate financial challenges to reach their desired outcomes. The possibilities are endless.

Your success is our priority.

Retire comfortably

Fund college or higher education

Leave a legacy

Generate an appropriate stream of income in retirement

Traditional approaches to income may no longer be adequate — and they may no longer provide the diversification benefits they once did. Investors need to rethink how they generate retirement income.

Worried about running out of income? You are not alone.

Navigate a changing interest rate environment

Even in today's challenging interest rate environment, it's still possible to navigate markets and achieve your goals.

Make investment choices designed specifically for this market environment.

Maximize after-tax returns

In an environment where what you keep is more important than what you earn, municipal bonds can help mitigate higher taxes while providing attractive yields compared to other investment options.

You've worked too hard building your wealth to lose it to taxes.

Grow assets to achieve financial goals

Finding growth opportunities in today's complex market environment requires strong research capabilities, creative thinking and a disciplined approach.

Do your investments deliver the portfolio growth you need?

Ease the impact of volatile markets

With increasing concerns about market volatility, investors should consider diversifying their portfolios with non-traditional holdings.

Interested in turning volatility into opportunity?

To find out more, contact your financial professional, call 800.426.3750 or visit columbiathreadneedle.com/us

Not part of the shareholder report

PRESIDENT'S MESSAGE

Dear Shareholders,

Volatility comes with the territory for long-term investors. Some investors instinctively want to pull out of the market or sell underperforming investments at the first sign of increased volatility or perhaps even as soon as they perceive it on the horizon. But taking yourself out of the market could mean losing out on potential opportunities, and putting your longer-term investment goals at risk.

Cumulative return is not just about achieving high returns when markets are going up; it's also about remaining invested and minimizing losses during weak or volatile markets so that you can participate on the upside. Developing a deeper understanding of the various risks your portfolio is subject to can help you balance these risks.

Diversification is critical in seeking to achieve that balance. We believe that most portfolios could be more effectively diversified either by introducing holdings with performance profiles unrelated to existing holdings (like alternative products) or by rebalancing existing holdings with an eye toward risk allocation. Over time, distributing risk more evenly may produce a more pronounced diversification benefit and may improve portfolio efficiency. We believe market volatility can create significant opportunities and, in fact, these periods may be some of the very best times to invest.

With this in mind, I thought it important to highlight excerpts from a piece written by Colin Moore, Global Chief Investment Officer, in which he touches on some of these issues emphasizing the importance of a properly constructed portfolio in seeking to effectively manage volatility and to achieve consistency of returns. I encourage you to read the article in its entirety. To access the full article and for other insights on current market, please visit blog.columbiathreadneedleus.com/latest-perspectives.

You need investments that are designed to help you ease the impact of volatile market environments and keep the savings you have worked tirelessly to amass. Columbia Threadneedle Investments provides investment solutions to help you tackle financial challenges and achieve your desired outcome.

Best regards,

Christopher O. Petersen
President, Columbia Funds

Excerpts from:

Taking the scare out of the volatility bogeyman

By Colin Moore, Global Chief Investment Officer

Colin Moore is the global chief investment officer for Columbia Threadneedle Investments. His responsibilities include ensuring that a disciplined investment process is in place across all asset classes, including equity and fixed income. Mr. Moore joined one of the Columbia Threadneedle Investments legacy firms in 2002 as head of equity and was also head of fixed income and liquidity strategies from 2009 – 2010.

■  In today's low growth, higher volatility world, the emphasis is shifting from maximization of returns to consistency of returns.

Annual Report 2016

PRESIDENT'S MESSAGE (continued)

■  Portfolios should represent the behavioral risk-return tradeoff of investors, remembering that they won't stay invested to realize the return if we get the risk tolerance wrong.

■  Holding long-term savings in cash to avoid volatility (the financial equivalent of hiding under the sheets) is detrimental to achieving long-term goals.

According to Wikipedia, "The bogeyman is a common allusion to a mythical creature in many cultures used to control behavior. This monster has no specific appearance, and conceptions about it can vary drastically from household to household within the same community; in many cases he has no set appearance in the mind of an adult or child, but is simply a non-specific embodiment of terror." Different cultures have different names and physical representations for the bogeyman, and investors are no different. We have terrible monsters that we fear may destroy our portfolios, and we call one of the scariest of them volatility.

While the bogeyman is mythical (I hope!), volatility is real and can cause serious damage. To understand why investors have such a hard time coping with volatility, we first need to define three cognitive biases at work in today's investment environment:

1)  Recency bias — something that has recently come to the forefront of our attention, regardless of how long established it is, suddenly seems to appear with improbable frequency.

2)  Negativity bias — we tend to have a greater recall of unpleasant memories than positive memories.

3)  Loss aversion — our dissatisfaction with losing money tends to be greater than our satisfaction with making money.

The level of volatility varies dramatically, and so does investor fear and panic selling — waxing when volatility rises, waning when it falls. Recent studies have pointed to demographics as an important driver of panic selling. The theory is that as people get closer to retirement, the prospects of a large (20% – 30%) loss in financial assets can have a much more pronounced effect on their sense of well-being. Wealth preservation instincts kick in much more quickly than for younger (and typically less wealthy) savers.

The reality is that there is little opportunity for return without volatility. Therefore, the bogeyman effect of holding long-term savings in cash to avoid volatility (the financial equivalent of hiding under the sheets) is detrimental to achieving long-term goals. This effect tends to be more pronounced during the episodic spikes in volatility. The significant spike in volatility in 2008 and 2009 led to significant withdrawals from long-term investment funds over the same period. Less pronounced effects can also be seen when comparing 2001 – 2003 and 2011 – 2012. Conversely, flows picked up when volatility returned to "normal" levels. Investor behavior of this type is consistent with the three behavioral biases.

I believe average volatility will be higher over the next 10 years than the last 10 years and episodic spikes will increase in frequency because sustainable economic growth will be structurally lower and geopolitical risk higher than any time since World War II. Low growth creates uncertainty while loss aversion will make investors fear that we are one economic mishap or geopolitical event away from no growth or recession. The result will be higher volatility on average. Negativity bias will tend to exacerbate "spike" reactions to event-driven geopolitical news, and the volatility bogeyman will appear more often. Assuming the behavioral biases continue, investor returns are likely to be very disappointing regardless of the total return generated by financial markets due to the bogeyman effect.

To mitigate this effect, we need to focus on portfolio construction and an improved understanding of diversification. I accept that equities are likely to offer the highest return over the next 10 years, but they also offer the highest volatility. Many portfolio construction optimization tools use historical average volatility, which is likely to underestimate the volatility investors will face. The bogeyman emerges when individual asset class volatility spikes and cross correlations rise, the combination of which increases overall portfolio volatility far beyond expectation. Diversification is meant to protect investors against volatility, but what's the point of owning lots of investments if the volatility bogeyman has not been properly estimated?

Most importantly, portfolios should be constructed to properly represent the behavioral risk-return tradeoff of investors, remembering that they won't stay invested to realize the return if we get the risk tolerance wrong. In a low growth, higher volatility world, the emphasis is shifting to return consistency rather than return maximization,

Annual Report 2016

PRESIDENT'S MESSAGE (continued)

and investors are best served through investment approaches that appreciate that distinction. Even though it's a permanent feature of financial markets, volatility is less likely to be the bogeyman we all fear if portfolios are constructed with this understanding.

Please visit blog.columbiathreadneedleus.com/latest-perspectives to read the entire article.

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus and summary prospectus, which contains this and other important information about a fund, visit columbiathreadneedle.com/us. The prospectus should be read carefully before investing.

The views expressed are as of April 2016, may change as market or other conditions change, and may differ from views expressed by other Columbia Management Investment Advisers, LLC (CMIA) associates or affiliates. Actual investments or investment decisions made by CMIA and its affiliates, whether for its own account or on behalf of clients, will not necessarily reflect the views expressed. This information is not intended to provide investment advice and does not account for individual investor circumstances. Investment decisions should always be made based on an investor's specific financial needs, objectives, goals, time horizon and risk tolerance. Asset classes described may not be suitable for all investors.

Past performance does not guarantee future results, and no forecast should be considered a guarantee either. Since economic and market conditions change frequently, there can be no assurance that the trends described here will continue or that the forecasts are accurate.

Diversification does not guarantee a profit or protect against loss.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2016 Columbia Management Investment Advisers, LLC. All rights reserved

Annual Report 2016

COLUMBIA AMT-FREE SOUTH CAROLINA INTERMEDIATE MUNI BOND FUND

Performance Overview	2
Manager Discussion of Fund Performance	4
Understanding Your Fund's Expenses	6
Portfolio of Investments	7
Statement of Assets and Liabilities	13
Statement of Operations	15
Statement of Changes in Net Assets	16
Financial Highlights	18
Notes to Financial Statements	23
Report of Independent Registered Public Accounting Firm	29
Federal Income Tax Information	30
Trustees and Officers	31
Important Information About This Report	37

Fund Investment Manager

Columbia Management Investment
Advisers, LLC
225 Franklin Street
Boston, MA 02110

Fund Distributor

Columbia Management Investment
Distributors, Inc.
225 Franklin Street
Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment
Services Corp.
P.O. Box 8081
Boston, MA 02266-8081

For more information about any of the funds, please visit columbiathreadneedle.com/us or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2016

COLUMBIA AMT-FREE SOUTH CAROLINA INTERMEDIATE MUNI BOND FUND

PERFORMANCE OVERVIEW

Performance Summary

■  Columbia AMT-Free South Carolina Intermediate Muni Bond Fund (the Fund) Class A shares returned 4.33% excluding sales charges for the 12-month period that ended April 30, 2016. Class Z shares of the Fund returned 4.69% for the same time period.

■  The Fund underperformed its benchmark, the Barclays 3-15 Year Blend Municipal Bond Index, which returned 4.86% during the 12-month period.

■  The Fund was helped by its underweight positions in higher quality issues, as well as its overweight in A-rated bonds.

Average Annual Total Returns (%) (for period ended April 30, 2016)

	Inception	1 Year	5 Years	10 Years
Class A	05/05/92
Excluding sales charges		4.33	3.85	3.84
Including sales charges		1.23	3.21	3.52
Class B	06/08/93
Excluding sales charges		3.55	3.09	3.07
Including sales charges		0.55	3.09	3.07
Class C	06/17/92
Excluding sales charges		3.65	3.07	3.06
Including sales charges		2.65	3.07	3.06
Class R4*	03/19/13	4.59	4.10	4.09
Class Z	01/06/92	4.69	4.12	4.10
Barclays 3-15 Year Blend Municipal Bond Index		4.86	4.61	4.89

Returns for Class A are shown with and without the maximum initial sales charge of 3.00%. Returns for Class B are shown with and without the applicable contingent deferred sales charge (CDSC) of 3.00% in the first year, declining to 1.00% in the fourth year and eliminated thereafter. Returns for Class C are shown with and without the 1.00% CDSC for the first year only. The Fund's other classes are not subject to sales charges and have limited eligibility. Please see the Fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedle.com/us or calling 800.345.6611.

*The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund's oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedle.com/us/investment-products/mutual-funds/appended-performance for more information.

The Barclays 3-15 Year Blend Municipal Bond Index is an unmanaged index that tracks the performance of municipal bonds issued after December 31, 1990, with remaining maturities between 2 and 17 years and at least $7 million in principal amount outstanding.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Annual Report 2016
2

COLUMBIA AMT-FREE SOUTH CAROLINA INTERMEDIATE MUNI BOND FUND

PERFORMANCE OVERVIEW (continued)

Performance of a Hypothetical $10,000 Investment (May 1, 2006 – April 30, 2016)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia AMT-Free South Carolina Intermediate Muni Bond Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.

Annual Report 2016
3

COLUMBIA AMT-FREE SOUTH CAROLINA INTERMEDIATE MUNI BOND FUND

MANAGER DISCUSSION OF FUND PERFORMANCE

Portfolio Management

Brian McGreevy

Quality Breakdown (%) (at April 30, 2016)
AAA rating	6.5
AA rating	35.7
A rating	51.5
BBB rating	2.2
BB rating	0.7
Not rated	3.4
Total	100.0

Percentages indicated are based upon total fixed income investments (excluding Money Market Funds).

Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the middle rating of Moody's, S&P and Fitch, after dropping the highest and lowest available ratings. When ratings are available from only two rating agencies, the lower rating is used. When a rating is available from only one rating agency, that rating is used. When a bond is not rated by any rating agency, it is designated as "Not rated." Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager and/or Fund's subadviser incorporates into its credit analysis process, along with such other issuer-specific factors as cash flows, capital structure and leverage ratios, ability to de-leverage (repay) through free cash flow, quality of management, market positioning and access to capital, as well as such security-specific factors as the terms of the security (e.g., interest rate and time to maturity) and the amount and type of any collateral.

For the 12-month period that ended April 30, 2016, the Fund's Class A shares returned 4.33% (excluding sales charges), and its Class Z shares returned 4.69%. The Fund underperformed its benchmark, the Barclays 3-15 Year Blend Municipal Bond Index, which returned 4.86%. The Fund was helped by its underweight positions in higher quality issues, as well as its overweight in A-rated bonds.

Market Overview

The U.S. municipal bond market produced a positive return and outperformed U.S. Treasuries during the reporting period, thanks in part to a highly favorable balance of supply and demand. Mutual fund cash flows provided a steady source of support for the market, with positive inflows for 30 consecutive weeks as of the close of the period. In the interval from October 2015 through April 2016 alone, inflows into municipal funds totaled over $27 billion. Insurance companies and banks were active buyers, as well. Supply was also strong, but almost half of the new issuance came from refunding deals — rather than new issuance — as issuers sought to take advantage of the cost savings from refinancing older, higher coupon debt. The refinancing activity added an additional layer of demand since many of the refundings were of currently callable bonds issued in 2005 or 2006. As a result, many investors who were taken out of older bonds reinvested the proceeds back into the market.

The strength of state and local finances throughout the United States, with the notable exceptions of New Jersey, Illinois, the City of Chicago, and Puerto Rico, further aided the performance of municipal bonds. Longer term securities generally provided superior returns versus shorter term issues, reflecting the latter category's low nominal yields. Lower quality bonds outpaced their higher quality counterparts, as investors' hearty appetite for risk fueled a continued reach for yield.

South Carolina's Municipal Market Outperformed

Although its pace of growth slowed somewhat in the second half of the period, South Carolina's economy exhibited strength relative to the nation as a whole. The combination of improving conditions in the manufacturing, aerospace, and tourism industries, together with meaningful population expansion, led to above-average income growth and robust new home construction. Additionally, the state's business-friendly policies remain a steady source of support for its economy. These favorable trends were reflected in the relative performance of South Carolina's municipal bond market, which outpaced the broad-based, national indices.

Contributors and Detractors

The Fund finished with a return close to that of the benchmark, reflecting the fact that its duration (interest-rate sensitivity) and positioning along the yield curve were in line with the benchmark. The Fund did have exposure to very short maturities, which was a drag on results, but our allocation in the 12- to 17-year space outperformed the benchmark due to the longer call structure and longer duration of our holdings. The Fund had an overweight position in bonds with calls between 10 and 15 years, which further aided relative performance. In addition, Fund returns were

Annual Report 2016
4

COLUMBIA AMT-FREE SOUTH CAROLINA INTERMEDIATE MUNI BOND FUND

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

helped by an underweight in the three highest rating categories (AAA, AA1, AA2) — a positive given that higher quality debt lagged. The Fund had an overweight to A-rated issues, which generated solid returns above those of the benchmark.

The Fund was significantly underweight in state and local general obligation bonds, but our overall positioning added value since the Fund was overweight in some of the better performing sectors within the two groups. The Fund's allocation to pre-refunded issues, which are largely shorter maturity bonds that did not benefit in the rally, detracted from performance. The portfolio's weighting in pre-refunded bonds increased during the period, a shift that was a result of increased refunding volumes in South Carolina rather than an active management decision on our part.

On a sector basis, education and lease revenue bonds were the Fund's best performers. The hospital sector was a weaker performer, but this was due more to its shorter average maturities rather than any credit concerns. Our positions in the special-tax sector outperformed, while water and sewer issues lagged.

Fund Positioning

We adopted a more cautious approach near the end of the period in response to the tightening of credit spreads, the improvement in municipal yields relative to U.S. Treasuries, and the flattening of the yield curve. Accordingly, we became more selective with respect to lower rated securities in the investment-grade space. The yield curve was steep and attractive in spots near the end of the period, and we saw value in bonds with maturities in the 10-year area. We also identified value in lower coupon issues, such as those in the 4% range (as opposed to the 5% coupons that generally dominate the market). Since these securities continued to trade at premiums, we believe there is some protection from the adverse tax consequences associated with investments in discount bonds. In terms of sectors, we added to schools, transportation, electric power and water and sewer issues, with the majority of our new holdings coming from the A and AA rating categories.

Investment Risks

Fixed-income securities present issuer default risk. The Fund invests substantially in municipal securities and will be affected by tax, legislative, regulatory, demographic or political changes, as well as changes impacting a state's financial, economic or other conditions. A relatively small number of tax-exempt issuers may necessitate the Fund investing more heavily in a single issuer and, therefore, be more exposed to the risk of loss than a fund that invests more broadly. The value of the Fund's portfolio may be more volatile than a more geographically diversified fund. Prepayment and extension risk exists as a loan, bond or other investment may be called, prepaid or redeemed before maturity and that similar yielding investments may not be available for purchase. A rise in interest rates may result in a price decline of fixed-income instruments held by the Fund, negatively impacting its performance and NAV. Falling rates may result in the Fund investing in lower yielding debt instruments, lowering the Fund's income and yield. These risks may be heightened for longer maturity and duration securities. Non-investment-grade (high-yield or junk) securities present greater price volatility and more risk to principal and income than higher rated securities. Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Federal and state tax rules apply to capital gain distributions and any gains or losses on sales. Income may be subject to state or local taxes. Liquidity risk is associated with the difficulty of selling underlying investments at a desirable time or price. See the Fund's prospectus for information on these and other risks.

Annual Report 2016
5

COLUMBIA AMT-FREE SOUTH CAROLINA INTERMEDIATE MUNI BOND FUND

UNDERSTANDING YOUR FUND'S EXPENSES

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund's Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the "Actual" column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare With Other Funds" below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

November 1, 2015 – April 30, 2016

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund's Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,030.00	1,020.84	4.09	4.07	0.81
Class B	1,000.00	1,000.00	1,026.20	1,017.11	7.86	7.82	1.56
Class C	1,000.00	1,000.00	1,027.20	1,017.11	7.86	7.82	1.56
Class R4	1,000.00	1,000.00	1,031.30	1,022.08	2.83	2.82	0.56
Class Z	1,000.00	1,000.00	1,032.30	1,022.08	2.83	2.82	0.56

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 366.

Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

Annual Report 2016
6

COLUMBIA AMT-FREE SOUTH CAROLINA INTERMEDIATE MUNI BOND FUND

PORTFOLIO OF INVESTMENTS

April 30, 2016

(Percentages represent value of investments compared to net assets)

Municipal Bonds 95.3%

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
AIRPORT 1.9%
County of Horry Airport Revenue Bonds Series 2010A 07/01/18	5.000%	1,315,000	1,422,107
07/01/20	5.000%	1,150,000	1,309,171
Total			2,731,278
HIGHER EDUCATION 6.0%
Clemson University Revenue Bonds Athletic Facility Series 2014A 05/01/28	5.000%	1,170,000	1,453,959
Coastal Carolina University Revenue Bonds Series 2015 06/01/24	5.000%	1,500,000	1,868,745
South Carolina Jobs-Economic Development Authority Refunding Revenue Bonds Furman University Series 2015 10/01/32	5.000%	1,895,000	2,258,897
University of South Carolina Revenue Bonds Moore School of Business Project Series 2012 05/01/26	5.000%	1,500,000	1,784,655
Series 2008A (AGM) 06/01/21	5.000%	1,060,000	1,148,976
Total			8,515,232
HOSPITAL 13.5%
County of Florence Refunding Revenue Bonds McLeod Regional Medical Center Project Series 2014 11/01/31	5.000%	1,500,000	1,786,995
County of Greenwood Refunding Revenue Bonds Self Regional Healthcare Series 2012B 10/01/27	5.000%	1,750,000	2,008,352
10/01/31	5.000%	2,000,000	2,253,660
Greenville Health System Refunding Revenue Bonds Series 2008A 05/01/21	5.250%	2,750,000	2,980,340
Lexington County Health Services District, Inc. Refunding Revenue Bonds Series 2007 11/01/17	5.000%	1,230,000	1,306,961
11/01/18	5.000%	1,000,000	1,064,700

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
South Carolina Jobs-Economic Development Authority Refunding Revenue Bonds Anmed Health Project Series 2010 02/01/17	5.000%	500,000	515,240
Palmetto Health Series 2005A (AGM) 08/01/21	5.250%	3,000,000	3,269,880
Revenue Bonds Bon Secours Health System, Inc. Series 2013 11/01/20	5.000%	2,000,000	2,325,020
11/01/24	5.000%	450,000	538,736
Spartanburg Regional Health Services District Revenue Bonds Series 2008A 04/15/19	5.000%	1,225,000	1,320,734
Total			19,370,618
JOINT POWER AUTHORITY 6.1%
Piedmont Municipal Power Agency Refunding Revenue Bonds Series 2008A-3 (AGM) 01/01/18	5.000%	3,050,000	3,258,620
South Carolina State Public Service Authority Refunding Revenue Bonds Series 2014B 12/01/32	5.000%	1,250,000	1,482,575
Series 2016A 12/01/28	5.000%	2,000,000	2,488,120
Unrefunded Revenue Bonds Series 2009A 01/01/28	5.000%	1,360,000	1,495,864
Total			8,725,179
LOCAL APPROPRIATION 22.4%
Berkeley County School District Refunding Revenue Bonds Securing Assets for Education Series 2015A 12/01/27	5.000%	1,500,000	1,827,450
Charleston Educational Excellence Finance Corp. Refunding Revenue Bonds Charleston County School Series 2013 12/01/25	5.000%	2,000,000	2,485,020
Charleston Public Facilities Corp. Revenue Bonds Series 2015A 09/01/29	5.000%	1,000,000	1,224,460

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
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COLUMBIA AMT-FREE SOUTH CAROLINA INTERMEDIATE MUNI BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

April 30, 2016

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
City of Florence Accomodations Fee Revenue Bonds Series 2015 05/01/30	4.000%	1,000,000	1,120,860
05/01/35	5.000%	1,000,000	1,167,980
City of North Charleston Revenue Bonds Series 2012 06/01/29	5.000%	2,280,000	2,650,842
County of Florence Revenue Bonds Series 2015 10/01/28	5.000%	1,000,000	1,190,380
Dorchester County School District No. 2 Refunding Revenue Bonds Growth Installment Purchase Series 2013 12/01/27	5.000%	1,000,000	1,198,170
Fort Mill School Facilities Corp. Refunding Revenue Bonds Fort Mills School District #4 Series 2015 12/01/28	5.000%	1,000,000	1,209,720
Greenwood Fifty Schools Facilities, Inc. Refunding Revenue Bonds Greenwood School District #50 Series 2016 (BAM) 12/01/27	5.000%	1,750,000	2,165,223
Kershaw County School District Refunding Revenue Bonds Series 2015 12/01/25	5.000%	1,000,000	1,230,880
Lexington One School Facilities Corp. Refunding Revenue Bonds Lexington County School District Series 2015 12/01/26	5.000%	835,000	1,034,807
Lexington School District No. 2 Educational Facilities Corp. Refunding Revenue Bonds Series 2015B 12/01/26	5.000%	1,815,000	2,211,069
Newberry Investing in Children's Education Refunding Revenue Bonds Newberry County School District Series 2014 12/01/29	5.000%	1,500,000	1,796,325
SCAGO Educational Facilities Corp for Calhoun School District Refunding Revenue Bonds Series 2015 (BAM) 12/01/26	5.000%	520,000	644,602

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
SCAGO Educational Facilities Corp. for Cherokee School District No. 1 Refunding Revenue Bonds Series 2015 12/01/28	5.000%	1,830,000	2,200,539
SCAGO Educational Facilities Corp. for Colleton School District Refunding Revenue Bonds Series 2015 12/01/27	5.000%	1,295,000	1,553,909
SCAGO Educational Facilities Corp. for Pickens School District Refunding Revenue Bonds Series 2015 12/01/29	5.000%	1,500,000	1,795,515
12/01/30	5.000%	1,275,000	1,520,310
Sumter Two School Facilities, Inc. Refunding Revenue Bonds Sumter County School District No. 2 Series 2016 (BAM) 12/01/27	5.000%	1,500,000	1,813,185
Total			32,041,246
LOCAL GENERAL OBLIGATION 1.8%
Beaufort County School District Unlimited General Obligation Bonds Series 2014B 03/01/23	5.000%	1,190,000	1,470,376
South Carolina Jobs-Economic Development Authority Refunding Revenue Bonds Series 2015 04/01/34	5.000%	940,000	1,111,202
Total			2,581,578
MUNICIPAL POWER 2.3%
City of Rock Hill Combined Utility System Refunding Revenue Bonds Series 2012A (AGM) 01/01/23	5.000%	1,560,000	1,856,728
Easley Combined Utility System Refunding Revenue Bonds Series 2011 (AGM) 12/01/28	5.000%	1,000,000	1,095,020
Guam Power Authority Refunding Revenue Bonds Series 2012A (AGM)(a) 10/01/24	5.000%	315,000	380,863
Total			3,332,611
PORTS 0.8%
South Carolina Ports Authority Revenue Bonds Series 2010 07/01/23	5.250%	1,000,000	1,159,890

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
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COLUMBIA AMT-FREE SOUTH CAROLINA INTERMEDIATE MUNI BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

April 30, 2016

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
PREP SCHOOL 1.1%
South Carolina Jobs-Economic Development Authority Revenue Bonds York Preparatory Academy Project Series 2014A 11/01/33	7.000%	500,000	555,425
South Carolina Jobs-Economic Development Authority(b) Revenue Bonds Series 2015A 08/15/35	5.125%	1,000,000	1,022,660
Total			1,578,085
REFUNDED / ESCROWED 10.1%
Berkeley County School District Prerefunded 12/01/16 Revenue Bonds Securing Assets for Education Series 2006 12/01/22	5.000%	1,000,000	1,025,870
City of Charleston Waterworks & Sewer System Prerefunded 01/01/19 Revenue Bonds Series 2009A 01/01/21	5.000%	2,500,000	2,778,425
County of Charleston Prerefunded 08/01/19 Unlimited General Obligation Bonds Improvement Series 2009A 08/01/23	5.000%	2,000,000	2,265,340
SCAGO Educational Facilities Corp. for Pickens School District Prerefunded 12/01/16 Revenue Bonds Pickens County Project Series 2006 (AGM) 12/01/23	5.000%	3,000,000	3,077,130
South Carolina Jobs-Economic Development Authority Prerefunded 09/15/18 Revenue Bonds Kershaw County Medical Center Project Series 2008 09/15/25	5.500%	1,925,000	2,138,790
South Carolina State Public Service Authority Prerefunded 01/01/19 Revenue Bonds Series 2009A 01/01/28	5.000%	640,000	711,642
Series 2009B 01/01/24	5.000%	1,250,000	1,389,213
Sumter Two School Facilities, Inc. Refunding Revenue Bonds Sumter County School District No. 2 Series 2007 Escrowed to Maturity 12/01/17	5.000%	1,000,000	1,067,650
Total			14,454,060

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
RESOURCE RECOVERY 2.0%
Three Rivers Solid Waste Authority(c) Revenue Bonds Capital Appreciation-Landfill Gas Project Series 2007 10/01/24	0.000%	1,835,000	1,488,222
10/01/25	0.000%	1,835,000	1,425,905
Total			2,914,127
RETIREMENT COMMUNITIES 2.4%
South Carolina Jobs-Economic Development Authority Refunding Revenue Bonds 1st Mortgage-Lutheran Homes Series 2007 05/01/16	5.000%	1,245,000	1,245,199
05/01/21	5.375%	1,650,000	1,686,713
1st Mortgage-Wesley Commons Series 2006 10/01/36	5.300%	500,000	501,135
Total			3,433,047
SINGLE FAMILY 0.3%
South Carolina State Housing Finance & Development Authority Revenue Bonds Series 2010-1 (GNMA) 01/01/28	5.000%	350,000	370,937
SPECIAL NON PROPERTY TAX 5.9%
City of Columbia Revenue Bonds Series 2014 02/01/33	5.000%	1,195,000	1,427,631
City of Greenville Hospitality Tax Improvement Refunding Revenue Bonds Series 2011 (AGM) 04/01/21	5.000%	1,290,000	1,505,133
City of Myrtle Beach Revenue Bonds Hospitality Fee Series 2014B 06/01/30	5.000%	560,000	658,431
City of Rock Hill Revenue Bonds Hospitality Fee Pledge Series 2013 04/01/23	5.000%	695,000	840,276
Greenville County Public Facilities Corp. Refunding Certificate of Participation Series 2014 04/01/26	5.000%	890,000	1,078,556

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
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COLUMBIA AMT-FREE SOUTH CAROLINA INTERMEDIATE MUNI BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

April 30, 2016

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Territory of Guam Revenue Bonds Series 2011A(a) 01/01/31	5.000%	400,000	449,412
Town of Hilton Head Island Revenue Bonds Series 2011A 06/01/23	5.000%	555,000	660,794
06/01/24	5.000%	580,000	685,206
Virgin Islands Public Finance Authority Revenue Bonds Matching Fund Loan Notes-Senior Lien Series 2010A(a) 10/01/25	5.000%	1,060,000	1,185,345
Total			8,490,784
STATE GENERAL OBLIGATION 0.9%
State of South Carolina Unlimited General Obligation Bonds Series 2014B 04/01/25	5.000%	1,000,000	1,261,170
STUDENT LOAN 1.2%
South Carolina State Education Assistance Authority Revenue Bonds Student Loan Series 2009I 10/01/24	5.000%	1,615,000	1,751,435
TRANSPORTATION 5.8%
South Carolina Transportation Infrastructure Bank Refunding Revenue Bonds Infrastructure Bank Series 2015A 10/01/24	5.000%	2,000,000	2,518,520
Series 2005A (AMBAC) 10/01/20	5.250%	4,880,000	5,747,078
Total			8,265,598
WATER & SEWER 10.8%
Anderson Regional Joint Water System Refunding Revenue Bonds Series 2012 07/15/28	5.000%	2,000,000	2,341,420

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Beaufort-Jasper Water & Sewer Authority Unrefunded Revenue Bonds Series 2006 (AGM) 03/01/23	5.000%	1,080,000	1,130,544
03/01/25	4.750%	2,160,000	2,255,062
Beaufort-Jasper Water & Sewer Authority(d) Refunding Revenue Bonds Series 2016B 03/01/24	5.000%	1,000,000	1,201,270
City of Columbia Waterworks & Sewer System Refunding Revenue Bonds Series 2011A 02/01/27	5.000%	1,000,000	1,161,670
City of Sumter Waterworks & Sewer System Refunding Revenue Bonds Series 2015 12/01/27	4.000%	400,000	462,400
County of Berkeley Water & Sewer Refunding Revenue Bonds Series 2008A (AGM) 06/01/21	5.000%	1,000,000	1,085,250
Georgetown County Water & Sewer District Refunding Revenue Bonds Series 2015 06/01/27	4.000%	450,000	512,685
Renewable Water Resources Refunding Revenue Bonds Series 2005B (AGM) 03/01/19	5.250%	1,000,000	1,119,960
Series 2010A 01/01/20	5.000%	1,500,000	1,708,215
Series 2012 01/01/24	5.000%	1,000,000	1,205,930
Spartanburg Sanitation Sewer District Refunding Revenue Bonds Series 2014B 03/01/34	5.000%	1,000,000	1,184,930
Total			15,369,336
Total Municipal Bonds (Cost: $127,597,895)			136,346,211
Total Investments (Cost: $127,597,895)			136,346,211
Other Assets & Liabilities, Net			6,660,698
Net Assets			143,006,909

Notes to Portfolio of Investments

(a)  Municipal obligations include debt obligations issued by or on behalf of territories, possessions, or sovereign nations within the territorial boundaries of the United States. At April 30, 2016, the value of these securities amounted to $2,015,620 or 1.41% of net assets.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
10

COLUMBIA AMT-FREE SOUTH CAROLINA INTERMEDIATE MUNI BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

April 30, 2016

Notes to Portfolio of Investments (continued)

(b)  Represents privately placed and other securities and instruments exempt from SEC registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. The Fund may invest in private placements determined to be liquid as well as those determined to be illiquid. Private placements may be determined to be liquid under guidelines established by the Fund's Board of Trustees. At April 30, 2016, the value of these securities amounted to $1,022,660 or 0.72% of net assets.

(c)  Zero coupon bond.

(d)  Security, or a portion thereof, has been purchased on a when-issued or delayed delivery basis.

Abbreviation Legend

AGM  Assured Guaranty Municipal Corporation

AMBAC  Ambac Assurance Corporation

BAM  Build America Mutual Assurance Co.

GNMA  Government National Mortgage Association

Fair Value Measurements

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset's or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing,

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
11

COLUMBIA AMT-FREE SOUTH CAROLINA INTERMEDIATE MUNI BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

April 30, 2016

Fair Value Measurements (continued)

including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund's investments at April 30, 2016:

	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Investments
Municipal Bonds	—	136,346,211	—	136,346,211
Total Investments	—	136,346,211	—	136,346,211

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets.

There were no transfers of financial assets between levels during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
12

COLUMBIA AMT-FREE SOUTH CAROLINA INTERMEDIATE MUNI BOND FUND

STATEMENT OF ASSETS AND LIABILITIES

April 30, 2016

Assets
Investments, at value
(identified cost $127,597,895)	$136,346,211
Cash	6,207,222
Receivable for:
Investments sold	10,167
Capital shares sold	550,959
Interest	1,709,681
Expense reimbursement due from Investment Manager	652
Prepaid expenses	700
Other assets	3,719
Total assets	144,829,311
Liabilities
Payable for:
Investments purchased on a delayed delivery basis	1,165,940
Capital shares purchased	127,442
Dividend distributions to shareholders	356,656
Investment management fees	1,830
Distribution and/or service fees	561
Transfer agent fees	25,060
Compensation of board members	114,085
Other expenses	30,828
Total liabilities	1,822,402
Net assets applicable to outstanding capital stock	$143,006,909
Represented by
Paid-in capital	$133,405,271
Undistributed net investment income	785,348
Accumulated net realized gain	67,974
Unrealized appreciation (depreciation) on:
Investments	8,748,316
Total — representing net assets applicable to outstanding capital stock	$143,006,909

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
13

COLUMBIA AMT-FREE SOUTH CAROLINA INTERMEDIATE MUNI BOND FUND

STATEMENT OF ASSETS AND LIABILITIES (continued)

April 30, 2016

Class A
Net assets	$21,972,102
Shares outstanding	2,082,530
Net asset value per share	$10.55
Maximum offering price per share(a)	$10.88
Class B
Net assets	$26,582
Shares outstanding	2,517
Net asset value per share	$10.56
Class C
Net assets	$15,050,996
Shares outstanding	1,425,531
Net asset value per share	$10.56
Class R4
Net assets	$757,551
Shares outstanding	71,845
Net asset value per share	$10.54
Class Z
Net assets	$105,199,678
Shares outstanding	9,966,405
Net asset value per share	$10.56

(a) The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 3.00%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
14

COLUMBIA AMT-FREE SOUTH CAROLINA INTERMEDIATE MUNI BOND FUND

STATEMENT OF OPERATIONS

Year Ended April 30, 2016

Net investment income
Income:
Interest	$4,712,972
Total income	4,712,972
Expenses:
Investment management fees	635,248
Distribution and/or service fees
Class A	54,379
Class B	263
Class C	153,416
Transfer agent fees
Class A	42,857
Class B	51
Class C	30,207
Class R4	1,387
Class Z	191,397
Compensation of board members	9,249
Custodian fees	2,178
Printing and postage fees	20,062
Registration fees	18,986
Audit fees	27,051
Legal fees	7,538
Other	11,776
Total expenses	1,206,045
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(242,847)
Total net expenses	963,198
Net investment income	3,749,774
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	170,726
Net realized gain	170,726
Net change in unrealized appreciation (depreciation) on:
Investments	2,064,400
Net change in unrealized appreciation	2,064,400
Net realized and unrealized gain	2,235,126
Net increase in net assets resulting from operations	$5,984,900

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
15

COLUMBIA AMT-FREE SOUTH CAROLINA INTERMEDIATE MUNI BOND FUND

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended April 30, 2016	Year Ended April 30, 2015
Operations
Net investment income	$3,749,774	$3,669,396
Net realized gain	170,726	1,177,178
Net change in unrealized appreciation (depreciation)	2,064,400	(1,287,146)
Net increase in net assets resulting from operations	5,984,900	3,559,428
Distributions to shareholders
Net investment income
Class A	(630,209)	(658,269)
Class B	(569)	(469)
Class C	(330,101)	(304,726)
Class R4	(22,150)	(22,206)
Class Z	(3,077,712)	(2,683,726)
Net realized gains
Class A	(61,950)	(152,738)
Class B	(88)	(123)
Class C	(45,331)	(92,934)
Class R4	(2,241)	(4,860)
Class Z	(299,932)	(522,659)
Total distributions to shareholders	(4,470,283)	(4,442,710)
Increase in net assets from capital stock activity	6,420,711	11,769,274
Total increase in net assets	7,935,328	10,885,992
Net assets at beginning of year	135,071,581	124,185,589
Net assets at end of year	$143,006,909	$135,071,581
Undistributed net investment income	$785,348	$1,096,315

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
16

COLUMBIA AMT-FREE SOUTH CAROLINA INTERMEDIATE MUNI BOND FUND

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended April 30, 2016		Year Ended April 30, 2015
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A shares
Subscriptions(a)	357,593	3,737,566	521,276	5,498,534
Distributions reinvested	50,887	531,090	58,334	614,589
Redemptions	(623,214)	(6,479,638)	(349,709)	(3,681,579)
Net increase (decrease)	(214,734)	(2,210,982)	229,901	2,431,544
Class B shares
Subscriptions	964	10,000	—	—
Distributions reinvested	38	394	41	434
Redemptions(a)	(353)	(3,708)	(506)	(5,352)
Net increase (decrease)	649	6,686	(465)	(4,918)
Class C shares
Subscriptions	169,657	1,773,712	368,504	3,888,533
Distributions reinvested	26,528	277,060	26,324	277,418
Redemptions	(271,758)	(2,839,168)	(214,770)	(2,262,894)
Net increase (decrease)	(75,573)	(788,396)	180,058	1,903,057
Class R4 shares
Subscriptions	31,036	324,428	21,378	224,983
Distributions reinvested	2,306	24,045	2,534	26,687
Redemptions	(28,857)	(300,827)	(14,167)	(148,643)
Net increase	4,485	47,646	9,745	103,027
Class Z shares
Subscriptions	2,706,901	28,314,343	2,504,284	26,481,416
Distributions reinvested	40,913	427,277	40,482	426,727
Redemptions	(1,850,539)	(19,375,863)	(1,856,834)	(19,571,579)
Net increase	897,275	9,365,757	687,932	7,336,564
Total net increase	612,102	6,420,711	1,107,171	11,769,274

(a) Includes conversions of Class B shares to Class A shares, if any.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
17

COLUMBIA AMT-FREE SOUTH CAROLINA INTERMEDIATE MUNI BOND FUND

FINANCIAL HIGHLIGHTS

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund's portfolio turnover rate may be higher.

	Year Ended April 30,							Year Ended March 31,
Class A	2016	2015	2014	2013		2012(a)		2012
Per share data
Net asset value, beginning of period	$10.44	$10.49	$10.89	$10.74		$10.64		$10.08
Income from investment operations:
Net investment income	0.28	0.30	0.32	0.30		0.03		0.33
Net realized and unrealized gain (loss)	0.16	0.02 (b)	(0.40)	0.15		0.10		0.56
Total from investment operations	0.44	0.32	(0.08)	0.45		0.13		0.89
Less distributions to shareholders:
Net investment income	(0.30)	(0.30)	(0.31)	(0.30)		(0.03)		(0.33)
Net realized gains	(0.03)	(0.07)	(0.01)	—		—		—
Total distributions to shareholders	(0.33)	(0.37)	(0.32)	(0.30)		(0.03)		(0.33)
Net asset value, end of period	$10.55	$10.44	$10.49	$10.89		$10.74		$10.64
Total return	4.33%	3.05%	(0.66%)	4.28%		1.18%		8.97%
Ratios to average net assets(c)
Total gross expenses	0.99%	1.00%	1.01%	0.97%		0.99	%(d)	1.04%
Total net expenses(e)	0.81%	0.81%	0.81%	0.81	%(f)	0.79	%(d)	0.79	%(f)
Net investment income	2.69%	2.85%	3.02%	2.81%		2.95	%(d)	3.16%
Supplemental data
Net assets, end of period (in thousands)	$21,972	$23,975	$21,694	$27,743		$24,707		$24,748
Portfolio turnover	16%	16%	6%	14%		0%		9%

Notes to Financial Highlights

(a)  For the period from April 1, 2012 to April 30, 2012. During the period, the Fund's fiscal year end was changed from March 31 to April 30.

(b)  Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.

(c)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(d)  Annualized.

(e)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
18

COLUMBIA AMT-FREE SOUTH CAROLINA INTERMEDIATE MUNI BOND FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended April 30,							Year Ended March 31,
Class B	2016	2015	2014	2013		2012(a)		2012
Per share data
Net asset value, beginning of period	$10.45	$10.50	$10.89	$10.75		$10.65		$10.08
Income from investment operations:
Net investment income	0.20	0.22	0.24	0.22		0.02		0.25
Net realized and unrealized gain (loss)	0.17	0.02 (b)	(0.39)	0.14		0.10		0.58
Total from investment operations	0.37	0.24	(0.15)	0.36		0.12		0.83
Less distributions to shareholders:
Net investment income	(0.23)	(0.22)	(0.23)	(0.22)		(0.02)		(0.26)
Net realized gains	(0.03)	(0.07)	(0.01)	—		—		—
Total distributions to shareholders	(0.26)	(0.29)	(0.24)	(0.22)		(0.02)		(0.26)
Net asset value, end of period	$10.56	$10.45	$10.50	$10.89		$10.75		$10.65
Total return	3.55%	2.27%	(1.31%)	3.41%		1.12%		8.25%
Ratios to average net assets(c)
Total gross expenses	1.74%	1.75%	1.76%	1.72%		1.74	%(d)	1.84%
Total net expenses(e)	1.56%	1.56%	1.56%	1.55	%(f)	1.54	%(d)	1.54	%(f)
Net investment income	1.93%	2.11%	2.29%	2.07%		2.20	%(d)	2.43%
Supplemental data
Net assets, end of period (in thousands)	$27	$20	$24	$113		$155		$154
Portfolio turnover	16%	16%	6%	14%		0%		9%

Notes to Financial Highlights

(a)  For the period from April 1, 2012 to April 30, 2012. During the period, the Fund's fiscal year end was changed from March 31 to April 30.

(b)  Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.

(c)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(d)  Annualized.

(e)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
19

COLUMBIA AMT-FREE SOUTH CAROLINA INTERMEDIATE MUNI BOND FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended April 30,							Year Ended March 31,
Class C	2016	2015	2014	2013		2012(a)		2012
Per share data
Net asset value, beginning of period	$10.44	$10.50	$10.89	$10.75		$10.65		$10.08
Income from investment operations:
Net investment income	0.20	0.22	0.24	0.22		0.02		0.25
Net realized and unrealized gain (loss)	0.18	0.01 (b)	(0.39)	0.14		0.10		0.58
Total from investment operations	0.38	0.23	(0.15)	0.36		0.12		0.83
Less distributions to shareholders:
Net investment income	(0.23)	(0.22)	(0.23)	(0.22)		(0.02)		(0.26)
Net realized gains	(0.03)	(0.07)	(0.01)	—		—		—
Total distributions to shareholders	(0.26)	(0.29)	(0.24)	(0.22)		(0.02)		(0.26)
Net asset value, end of period	$10.56	$10.44	$10.50	$10.89		$10.75		$10.65
Total return	3.65%	2.18%	(1.31%)	3.41%		1.12%		8.27%
Ratios to average net assets(c)
Total gross expenses	1.74%	1.75%	1.76%	1.72%		1.73	%(d)	1.78%
Total net expenses(e)	1.56%	1.56%	1.56%	1.55	%(f)	1.54	%(d)	1.54	%(f)
Net investment income	1.94%	2.10%	2.28%	2.06%		2.19	%(d)	2.41%
Supplemental data
Net assets, end of period (in thousands)	$15,051	$15,677	$13,871	$15,694		$14,041		$13,093
Portfolio turnover	16%	16%	6%	14%		0%		9%

Notes to Financial Highlights

(a)  For the period from April 1, 2012 to April 30, 2012. During the period, the Fund's fiscal year end was changed from March 31 to April 30.

(b)  Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.

(c)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(d)  Annualized.

(e)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
20

COLUMBIA AMT-FREE SOUTH CAROLINA INTERMEDIATE MUNI BOND FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended April 30,
Class R4	2016	2015		2014	2013(a)
Per share data
Net asset value, beginning of period	$10.43	$10.49		$10.88	$10.80
Income from investment operations:
Net investment income	0.30	0.33		0.34	0.04
Net realized and unrealized gain (loss)	0.17	0.00	(b)(c)	(0.38)	0.08
Total from investment operations	0.47	0.33		(0.04)	0.12
Less distributions to shareholders:
Net investment income	(0.33)	(0.32)		(0.34)	(0.04)
Net realized gains	(0.03)	(0.07)		(0.01)	—
Total distributions to shareholders	(0.36)	(0.39)		(0.35)	(0.04)
Net asset value, end of period	$10.54	$10.43		$10.49	$10.88
Total return	4.59%	3.21%		(0.32%)	1.09%
Ratios to average net assets(d)
Total gross expenses	0.74%	0.75%		0.79%	0.58	%(e)
Total net expenses(f)	0.56%	0.56%		0.56%	0.53	%(e)
Net investment income	2.93%	3.11%		3.34%	3.12	%(e)
Supplemental data
Net assets, end of period (in thousands)	$758	$703		$604	$3
Portfolio turnover	16%	16%		6%	14%

Notes to Financial Highlights

(a)  Based on operations from March 19, 2013 (commencement of operations) through the stated period end.

(b)  Rounds to zero.

(c)  Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.

(d)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(e)  Annualized.

(f)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
21

COLUMBIA AMT-FREE SOUTH CAROLINA INTERMEDIATE MUNI BOND FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended April 30,								Year Ended March 31,
Class Z	2016	2015		2014	2013		2012(a)		2012
Per share data
Net asset value, beginning of period	$10.44	$10.50		$10.89	$10.75		$10.65		$10.08
Income from investment operations:
Net investment income	0.31	0.33		0.34	0.33		0.03		0.36
Net realized and unrealized gain (loss)	0.17	0.00	(b)(c)	(0.38)	0.14		0.10		0.57
Total from investment operations	0.48	0.33		(0.04)	0.47		0.13		0.93
Less distributions to shareholders:
Net investment income	(0.33)	(0.32)		(0.34)	(0.33)		(0.03)		(0.36)
Net realized gains	(0.03)	(0.07)		(0.01)	—		—		—
Total distributions to shareholders	(0.36)	(0.39)		(0.35)	(0.33)		(0.03)		(0.36)
Net asset value, end of period	$10.56	$10.44		$10.50	$10.89		$10.75		$10.65
Total return	4.69%	3.21%		(0.32%)	4.45%		1.20%		9.33%
Ratios to average net assets(d)
Total gross expenses	0.74%	0.75%		0.76%	0.72%		0.73	%(e)	0.78%
Total net expenses(f)	0.56%	0.56%		0.56%	0.55	%(g)	0.54	%(e)	0.54	%(g)
Net investment income	2.93%	3.10%		3.27%	3.06%		3.20	%(e)	3.42%
Supplemental data
Net assets, end of period (in thousands)	$105,200	$94,697		$87,992	$122,578		$135,227		$131,663
Portfolio turnover	16%	16%		6%	14%		0%		9%

Notes to Financial Highlights

(a)  For the period from April 1, 2012 to April 30, 2012. During the period, the Fund's fiscal year end was changed from March 31 to April 30.

(b)  Rounds to zero.

(c)  Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.

(d)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(e)  Annualized.

(f)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
22

COLUMBIA AMT-FREE SOUTH CAROLINA INTERMEDIATE MUNI BOND FUND

NOTES TO FINANCIAL STATEMENTS

April 30, 2016

Note 1. Organization

Columbia AMT-Free South Carolina Intermediate Muni Bond Fund (the Fund), a series of Columbia Funds Series Trust (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C, Class R4 and Class Z shares. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust's organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense and sales charge structure.

Class A shares are subject to a maximum front-end sales charge of 3.00% based on the initial investment amount. In addition, Class A shares purchased on or after February 19, 2015 are subject to a contingent deferred sales charge (CDSC) of 0.75% on certain investments of $500,000 or more if redeemed within 12 months after purchase. Redemptions of Class A shares purchased prior to February 19, 2015, without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase, are subject to a CDSC of 1.00% if redeemed within 12 months after purchase, and 0.50% if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 3.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund's Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within 12 months after purchase.

Class R4 shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain investors as described in the Fund's prospectus.

Class Z shares are not subject to sales charges and are available only to eligible investors, which are subject to different investment minimums as described in the Fund's prospectus.

Note 2. Summary of Significant Accounting Policies

Basis of Preparation

The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation

Debt securities generally are valued by pricing services approved by the Board of Trustees (the Board) based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized cost value, unless this method results in a valuation that management believes does not approximate market value.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.

Annual Report 2016
23

COLUMBIA AMT-FREE SOUTH CAROLINA INTERMEDIATE MUNI BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

April 30, 2016

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund's Portfolio of Investments.

Delayed Delivery Securities

The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a "when-issued" basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver, which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.

The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its tax exempt and taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders

Distributions from net investment income, if any, are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Note 3. Fees and Other Transactions with Affiliates

Management Fees

Effective September 1, 2015, the Fund entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a

Annual Report 2016
24

COLUMBIA AMT-FREE SOUTH CAROLINA INTERMEDIATE MUNI BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

April 30, 2016

wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 0.47% to 0.31% as the Fund's net assets increase. The effective management services fee rate for the year ended April 30, 2016 was 0.47% of the Fund's average daily net assets.

Prior to September 1, 2015, the Fund paid the Investment Manager an annual fee for advisory services under an Investment Management Services Agreement and a separate annual fee for administrative and accounting services under an Administrative Services Agreement. For the period from May 1, 2015 through August 31, 2015, the investment advisory services fee paid to the Investment Manager was $179,119, and the administrative services fee paid to the Investment Manager was $31,346.

Other Expenses

Other expenses are for, among other things, miscellaneous expenses of the Fund or the Board, including payments to Board Services Corp., a company providing limited administrative services to the Fund and the Board. That company's expenses include boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. For the year ended April 30, 2016, other expenses paid by the Fund to this company were $1,236.

Compensation of Board Members

Board members, who are not officers or employees of the Investment Manager or Ameriprise Financial, are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), these Board members may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan. All amounts payable under the Plan constitute a general unsecured obligation of the Fund.

Transfer Agency Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment

Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

The Transfer Agent receives a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Transfer Agent also receives sub-transfer agency fees based on a percentage of the average aggregate value of the Fund's shares maintained in omnibus accounts (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., for which the Transfer Agent receives a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees.

For the year ended April 30, 2016, the Fund's effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.20%
Class B	0.20
Class C	0.20
Class R4	0.20
Class Z	0.20

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class's initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended April 30, 2016, no minimum account balance fees were charged by the Fund.

Distribution and Service Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to

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25

COLUMBIA AMT-FREE SOUTH CAROLINA INTERMEDIATE MUNI BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

April 30, 2016

compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.

Under the Plans, the Fund pays a monthly combined distribution and service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A shares of the Fund. Also under the Plans, the Fund pays a monthly service fee at the maximum annual rate of 0.25% of the average daily net assets attributable to Class B and Class C shares of the Fund and a monthly distribution fee at the maximum annual rate of 0.75% of the average daily net assets attributable to Class B and Class C shares of the Fund.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $29,289 for Class A shares for the year ended April 30, 2016.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period disclosed below, unless sooner terminated at the sole discretion of the Board, so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, do not exceed the following annual rates as a percentage of the class' average daily net assets:

Fee Rates Contractual through August 31, 2016
Class A	0.81%
Class B	1.56
Class C	1.56
Class R4	0.56
Class Z	0.56

Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend and interest expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At April 30, 2016, these differences are primarily due to differing treatment for deferral/reversal of wash sale losses, Trustees' deferred compensation and distributions. To the extent these differences are permanent, reclassifications are made among the components of the Fund's net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications.

The Fund did not have any permanent differences; therefore, no reclassifications were made to the Statement of Assets and Liabilities.

The tax character of distributions paid during the years indicated was as follows:

Year Ended April 30,	2016	2015
Ordinary income	$10,321	$9,789
Tax-exempt income	4,050,420	3,659,607
Long-term capital gains	409,542	773,314
Total	$4,470,283	$4,442,710

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At April 30, 2016, the components of distributable earnings on a tax basis were as follows:

Undistributed tax-exempt income	$1,255,450
Undistributed long-term capital gains	134,389
Net unrealized appreciation	8,681,901

At April 30, 2016, the cost of investments for federal income tax purposes was $127,664,310 and the

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26

COLUMBIA AMT-FREE SOUTH CAROLINA INTERMEDIATE MUNI BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

April 30, 2016

aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$8,681,901
Unrealized depreciation	—
Net unrealized appreciation	$8,681,901

Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $23,624,221 and $20,567,972, respectively, for the year ended April 30, 2016. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.

Note 6. Line of Credit

The Fund has access to a revolving credit facility whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Effective December 8, 2015, Citibank, N.A. and HSBC Bank USA, N.A. joined JPMorgan Chase Bank, N.A. (JPMorgan) as lead of a syndicate of banks under the credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, that permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. Prior to December 8, 2015, JPMorgan was the sole lead bank under the credit facility agreement that permitted borrowings up to $550 million under the same terms and interest rates as described above with the exception of the commitment fee which was charged at a rate of 0.075% per annum.

The Fund had no borrowings during the year ended April 30, 2016.

Note 7. Significant Risks

Shareholder Concentration Risk

At April 30, 2016, one unaffiliated shareholder of record owned 63.6% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid or more liquid positions, resulting in Fund losses and the Fund holding a higher percentage of less liquid or illiquid securities. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.

Credit Risk

Credit risk is the risk that the value of debt securities in the Fund's portfolio may decline because the issuer may default and fail to pay interest or repay principal when due. Rating agencies assign credit ratings to debt securities to indicate their credit risk. Lower rated or unrated debt securities held by the Fund may present increased credit risk as compared to higher-rated debt securities.

Interest Rate Risk

Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities tend to fall, and if interest rates fall, the values of debt securities tend to rise. Actions by governments and central banking authorities can result in increases in interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund's performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates.

Liquidity Risk

Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund's investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego

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COLUMBIA AMT-FREE SOUTH CAROLINA INTERMEDIATE MUNI BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

April 30, 2016

another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.

Geographic Concentration Risk

Because the Fund invests substantially in municipal securities issued by the state identified in the Fund's name and political sub-divisions of that state, the Fund will be particularly affected by adverse tax, legislative, regulatory, demographic or political changes as well as changes impacting the state's financial, economic or other condition and prospects. In addition, because of the relatively small number of issuers of tax-exempt securities in the state, the Fund may invest a higher percentage of assets in a single issuer and, therefore, be more exposed to the risk of loss than a fund that invests more broadly. The value of municipal and other securities owned by the Fund also may be adversely affected by future changes in federal or state income tax laws.

Note 8. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 9. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at

http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the Funds' Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the SEC on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

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COLUMBIA AMT-FREE SOUTH CAROLINA INTERMEDIATE MUNI BOND FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Columbia Funds Series Trust and the Shareholders of
Columbia AMT-Free South Carolina Intermediate Muni Bond Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia AMT-Free South Carolina Intermediate Muni Bond Fund (the "Fund", a series of Columbia Funds Series Trust) at April 30, 2016, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2016 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where such confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Minneapolis, MN
June 21, 2016

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COLUMBIA AMT-FREE SOUTH CAROLINA INTERMEDIATE MUNI BOND FUND

FEDERAL INCOME TAX INFORMATION

(Unaudited)

The Fund hereby designates the following tax attributes for the fiscal year ended April 30, 2016. Shareholders will be notified in early 2017 of the amounts for use in preparing 2016 income tax returns.

Tax Designations

Capital Gain Dividend	$179,262
Exempt-Interest Dividends	99.75%

Capital Gain Dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.

Exempt-Interest Dividends. The percentage of net investment income distributed during the fiscal year that qualifies as exempt-interest dividends for federal income tax purposes.

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COLUMBIA AMT-FREE SOUTH CAROLINA INTERMEDIATE MUNI BOND FUND

TRUSTEES AND OFFICERS

Shareholders elect the Board that oversees the Fund's operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund's Trustees, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, members generally may serve through the end of the calendar year in which they reach either the mandatory retirement age established by the Board or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

Trustees

Independent Trustees

Name, Address, Year of Birth	Position Held With the Funds and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Trustee since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees	120	Trustee, BlueCross BlueShield of Minnesota (Chair of the Business Development Committee) since 2009; Chair of the Robina Foundation since August 2013
Edward J. Boudreau, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000; FINRA Industry Arbitrator, 2002-present; Chairman and Chief Executive Officer, John Hancock Funds (asset management), Chairman and Interested Trustee for open-end and closed-end funds offered by John Hancock, 1989-2000; John Hancock Life Insurance Company, including SVP and Treasurer and SVP Information Technology, 1968-1988	118	Former Trustee, Boston Museum of Science (Chair of Finance Committee), 1985-2013; former Trustee, BofA Funds Series Trust (11 funds), 2005-2011
Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Trustee since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991	120	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of Human Resources Committee) since 1996

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COLUMBIA AMT-FREE SOUTH CAROLINA INTERMEDIATE MUNI BOND FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With the Funds and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
William P. Carmichael 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds; Chair of the Board from 1/14-11/15	Retired; Co-founder, The Succession Fund (provides exit strategies to owners of privately held companies), 1998-2007; Adjunct Professor of Finance, Kelley School of Business, Indiana University, 1993-2007; Senior Vice President, Sara Lee Corporation, 1991-1993; Senior Vice President and Chief Financial Officer, Beatrice Foods Company, 1984-1990; Vice President, Esmark, Inc., 1973-1984; Associate, Price Waterhouse, 1968-1972	120

Director, The Finish Line (athletic shoes and apparel) since July 2003; Director, International Textile Corp. since 2012; Director, hhgregg since May, 2015; former Director, Cobra Electronics Corporation (electronic equipment manufacturer), 1994-August 2014; former Director, Spectrum Brands, Inc. (consumer products), 2002-2009; former Director, Simmons Company (bedding), 2004-2010; former Trustee, BofA Funds Series Trust (11 funds), 2009-2011; former Director, McMoRan Exploration Company (oil and gas exploration and development), 2010-2013

Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 1950	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	120	Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative since 2010
William A. Hawkins 901 S. Marquette Ave. Minneapolis, MN 55402 1942	Chair of the Board since 11/15; Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting) since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010; Operation Hope, COO, 2004-2007; IndyMac Bancorp, President, CBG, 1999-2003; American General Bank, President, 1997-1999; Griffin Financial Services, CEO, 1981-1997; The Griffin Funds, CEO, 1992-1998	120	Former Trustee, BofA Funds Series Trust (11 funds), 2009-2015
R. Glenn Hilliard 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting) since April 2003; Non-Executive Director & Chairman, CNO Financial Group, Inc. (insurance), 2003-2011; Chair & CEO, ING Americas, 1996-2003	118	Chairman, BofA Funds Series Trust (11 funds); former Director, CNO Financial Group, Inc. (insurance), 2003-2011

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COLUMBIA AMT-FREE SOUTH CAROLINA INTERMEDIATE MUNI BOND FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With the Funds and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 1952	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Managing Director, Morgan Stanley, 1982-1989; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	120

Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)

Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 1941	Trustee since 2000 for Seligman Funds, since 11/08 for RiverSource Funds and since 6/11 for Nations Funds	Counsel, Lewis & Munday, P.C. (law firm) since 2004; Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation, 1993-1997	118

Lead Outside Director, Infinity Resources, Inc. (oil and gas exploration and production) since 1994; Lead Outside Director, Digital Ally, Inc. (digital imaging) since September 2005; Trustee, Marygrove College (Chair of Finance Committee) since 2007; former Director, OGE Energy Corp. (energy and energy services), 2007-2014

Minor M. Shaw 901 S. Marquette Ave. Minneapolis, MN 55402 1947	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	120

Director, Piedmont Natural Gas; Director, BlueCross BlueShield of South Carolina since April 2008; Chair of the Duke Endowment; Director, National Association of Corporate Directors, Carolinas Chapter since 2013; Chair of Greenville — Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011

Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Trustee since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	Managing Director, Forester Biotech (consulting), 2001-2003; Chief Executive Officer and Director, RiboNovix, Inc., (biotechnology), 2003-2010; President and Chief Executive Officer of CMT Inc., 2001-2003; Aquila Biopharmaceuticals Inc., 1996-2000; Cambridge Biotech Corporation, 1995-1996; Mitotix Inc., 1993-1994	120	Director, Abt Associates
				(government contractor) since 2001; Director, Boston Children's Hospital since 2002; Director, Healthways, Inc. (health and well-being solutions) since 2005; Director, ICI Mutual Insurance Company, since 2011

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COLUMBIA AMT-FREE SOUTH CAROLINA INTERMEDIATE MUNI BOND FUND

TRUSTEES AND OFFICERS (continued)

Interested Trustee Not Affiliated with Investment Manager*

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Anthony M. Santomero 901 S. Marquette Ave. Minneapolis, MN 55402 1946	Trustee since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000-2006; Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	118

Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Renaissance Reinsurance Ltd. since May 2008; Director, Citigroup Inc. since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011

* Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the Funds to be an "interested person" (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Funds or accounts advised/managed by the Investment Manager.

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COLUMBIA AMT-FREE SOUTH CAROLINA INTERMEDIATE MUNI BOND FUND

TRUSTEES AND OFFICERS (continued)

Interested Trustee Affiliated with Investment Manager*

Name, Address, Year of Birth	Position Held With the Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
William F. Truscott c/o Columbia Management Investment Advisers, LLC, 225 Franklin St. Boston, MA 02110 1960	Trustee since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds

Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012 and President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012.

178

Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; Former Director, Ameriprise Certificate Company, 2006-January 2013

* Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.

The Statement of Additional Information has additional information about the Fund's Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary; or visiting columbiathreadneedle.com/us.

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COLUMBIA AMT-FREE SOUTH CAROLINA INTERMEDIATE MUNI BOND FUND

TRUSTEES AND OFFICERS (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund's other officers are:

Fund Officers

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel January 2010-December 2014; and Vice President and Group Counsel or Counsel 2004-January 2010); officer of Columbia Funds and affiliated funds since 2007.

Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011), Chief Financial Officer (2009) and Chief Accounting Officer (2015)

Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004-April 2010; senior officer of Columbia Funds and affiliated funds since 2002.

Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011), Chief Legal Officer (2015) and Assistant Secretary (2008)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since November 2008 and January 2013, respectively (previously Chief Counsel, January 2010-January 2013 and Group Counsel, November 2008-January 2010).

Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)

Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Compliance Executive, Bank of America, 2005-April 2010.

Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)

Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Director and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007-April 2010.

Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Associate General Counsel, Bank of America, 2005-April 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)

Managing Director and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, 2009-April 2010, and Vice President — Asset Management and Trust Company Services, 2006-2009).

Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)

President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009; President, RiverSource Service Corporation 2004-2010.

Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Vice President and Secretary (2015)

Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011 (previously, Counsel from May 2010 to August 2011); Assistant General Counsel, Bank of America, 2005-April 2010; officer of Columbia Funds and affiliated funds since 2005.

Annual Report 2016
36

COLUMBIA AMT-FREE SOUTH CAROLINA INTERMEDIATE MUNI BOND FUND

IMPORTANT INFORMATION ABOUT THIS REPORT

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedle.com/us; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedle.com/us, or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund's complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2016
37

Columbia AMT-Free South Carolina Intermediate Muni Bond Fund

P.O. Box 8081

Boston, MA 02266-8081

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to columbiathreadneedle.com/us. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies.

All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804

© 2016 Columbia Management Investment Advisers, LLC.

columbiathreadneedle.com/us

ANN231_04_F01_(06/16)

ANNUAL REPORT

April 30, 2016

COLUMBIA AMT-FREE VIRGINIA INTERMEDIATE MUNI BOND FUND

ABOUT COLUMBIA THREADNEEDLE INVESTMENTS

Columbia Threadneedle Investments is a leading global asset management group that provides a broad range of actively managed investment strategies and solutions for individual, institutional and corporate clients around the world.

With more than 2,000 people, including over 450 investment professionals based in North America, Europe and Asia, we manage $464 billion* of assets across developed and emerging market equities, fixed income, asset allocation solutions and alternatives. We are the 13th largest manager of long-term mutual fund assets in the U.S.** and the 3rd largest manager of retail funds in the U.K.***

Our priority is the investment success of our clients. We aim to deliver the investment outcomes they expect through an investment approach that is team-based, performance-driven and risk-aware. Our culture is dynamic and interactive. By sharing our insights across asset classes and geographies, we generate richer perspectives on global, regional and local investment landscapes. The ability to exchange and debate investment ideas in a collaborative environment enriches our teams' investment processes. More importantly, it results in better informed investment decisions for our clients.

Columbia funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies.

  *  In U.S. dollars as of March 31, 2016. Source: Ameriprise Q1 Earnings Release. Includes all assets managed by entities in the Columbia and Threadneedle group of companies. Contact us for more current data.

  **  Source: ICI as of March 31, 2016 for Columbia Management Investment Advisers, LLC.

  ***  Source: Investment Association as of December 2015 for Threadneedle Asset Management Limited.

© 2016 Columbia Management Investment Advisers, LLC. All rights reserved.

Not part of the shareholder report

PRESIDENT'S MESSAGE

Dear Shareholders,

Volatility comes with the territory for long-term investors. Some investors instinctively want to pull out of the market or sell underperforming investments at the first sign of increased volatility or perhaps even as soon as they perceive it on the horizon. But taking yourself out of the market could mean losing out on potential opportunities, and putting your longer-term investment goals at risk.

Cumulative return is not just about achieving high returns when markets are going up; it's also about remaining invested and minimizing losses during weak or volatile markets so that you can participate on the upside. Developing a deeper understanding of the various risks your portfolio is subject to can help you balance these risks.

Diversification is critical in seeking to achieve that balance. We believe that most portfolios could be more effectively diversified either by introducing holdings with performance profiles unrelated to existing holdings (like alternative products) or by rebalancing existing holdings with an eye toward risk allocation. Over time, distributing risk more evenly may produce a more pronounced diversification benefit and may improve portfolio efficiency. We believe market volatility can create significant opportunities and, in fact, these periods may be some of the very best times to invest.

With this in mind, I thought it important to highlight excerpts from a piece written by Colin Moore, Global Chief Investment Officer, in which he touches on some of these issues emphasizing the importance of a properly constructed portfolio in seeking to effectively manage volatility and to achieve consistency of returns. I encourage you to read the article in its entirety. To access the full article and for other insights on current market, please visit blog.columbiathreadneedleus.com/latest-perspectives.

You need investments that are designed to help you ease the impact of volatile market environments and keep the savings you have worked tirelessly to amass. Columbia Threadneedle Investments provides investment solutions to help you tackle financial challenges and achieve your desired outcome.

Best regards,

Christopher O. Petersen
President, Columbia Funds

Excerpts from:

Taking the scare out of the volatility bogeyman

By Colin Moore, Global Chief Investment Officer

Colin Moore is the global chief investment officer for Columbia Threadneedle Investments. His responsibilities include ensuring that a disciplined investment process is in place across all asset classes, including equity and fixed income. Mr. Moore joined one of the Columbia Threadneedle Investments legacy firms in 2002 as head of equity and was also head of fixed income and liquidity strategies from 2009 – 2010.

■  In today's low growth, higher volatility world, the emphasis is shifting from maximization of returns to consistency of returns.

Annual Report 2016

PRESIDENT'S MESSAGE (continued)

■  Portfolios should represent the behavioral risk-return tradeoff of investors, remembering that they won't stay invested to realize the return if we get the risk tolerance wrong.

■  Holding long-term savings in cash to avoid volatility (the financial equivalent of hiding under the sheets) is detrimental to achieving long-term goals.

According to Wikipedia, "The bogeyman is a common allusion to a mythical creature in many cultures used to control behavior. This monster has no specific appearance, and conceptions about it can vary drastically from household to household within the same community; in many cases he has no set appearance in the mind of an adult or child, but is simply a non-specific embodiment of terror." Different cultures have different names and physical representations for the bogeyman, and investors are no different. We have terrible monsters that we fear may destroy our portfolios, and we call one of the scariest of them volatility.

While the bogeyman is mythical (I hope!), volatility is real and can cause serious damage. To understand why investors have such a hard time coping with volatility, we first need to define three cognitive biases at work in today's investment environment:

1)  Recency bias — something that has recently come to the forefront of our attention, regardless of how long established it is, suddenly seems to appear with improbable frequency.

2)  Negativity bias — we tend to have a greater recall of unpleasant memories than positive memories.

3)  Loss aversion — our dissatisfaction with losing money tends to be greater than our satisfaction with making money.

The level of volatility varies dramatically, and so does investor fear and panic selling — waxing when volatility rises, waning when it falls. Recent studies have pointed to demographics as an important driver of panic selling. The theory is that as people get closer to retirement, the prospects of a large (20% – 30%) loss in financial assets can have a much more pronounced effect on their sense of well-being. Wealth preservation instincts kick in much more quickly than for younger (and typically less wealthy) savers.

The reality is that there is little opportunity for return without volatility. Therefore, the bogeyman effect of holding long-term savings in cash to avoid volatility (the financial equivalent of hiding under the sheets) is detrimental to achieving long-term goals. This effect tends to be more pronounced during the episodic spikes in volatility. The significant spike in volatility in 2008 and 2009 led to significant withdrawals from long-term investment funds over the same period. Less pronounced effects can also be seen when comparing 2001 – 2003 and 2011 – 2012. Conversely, flows picked up when volatility returned to "normal" levels. Investor behavior of this type is consistent with the three behavioral biases.

I believe average volatility will be higher over the next 10 years than the last 10 years and episodic spikes will increase in frequency because sustainable economic growth will be structurally lower and geopolitical risk higher than any time since World War II. Low growth creates uncertainty while loss aversion will make investors fear that we are one economic mishap or geopolitical event away from no growth or recession. The result will be higher volatility on average. Negativity bias will tend to exacerbate "spike" reactions to event-driven geopolitical news, and the volatility bogeyman will appear more often. Assuming the behavioral biases continue, investor returns are likely to be very disappointing regardless of the total return generated by financial markets due to the bogeyman effect.

To mitigate this effect, we need to focus on portfolio construction and an improved understanding of diversification. I accept that equities are likely to offer the highest return over the next 10 years, but they also offer the highest volatility. Many portfolio construction optimization tools use historical average volatility, which is likely to underestimate the volatility investors will face. The bogeyman emerges when individual asset class volatility spikes and cross correlations rise, the combination of which increases overall portfolio volatility far beyond expectation. Diversification is meant to protect investors against volatility, but what's the point of owning lots of investments if the volatility bogeyman has not been properly estimated?

Most importantly, portfolios should be constructed to properly represent the behavioral risk-return tradeoff of investors, remembering that they won't stay invested to realize the return if we get the risk tolerance wrong. In a low growth, higher volatility world, the emphasis is shifting to return consistency rather than return maximization,

Annual Report 2016

PRESIDENT'S MESSAGE (continued)

and investors are best served through investment approaches that appreciate that distinction. Even though it's a permanent feature of financial markets, volatility is less likely to be the bogeyman we all fear if portfolios are constructed with this understanding.

Please visit blog.columbiathreadneedleus.com/latest-perspectives to read the entire article.

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus and summary prospectus, which contains this and other important information about a fund, visit columbiathreadneedle.com/us. The prospectus should be read carefully before investing.

The views expressed are as of April 2016, may change as market or other conditions change, and may differ from views expressed by other Columbia Management Investment Advisers, LLC (CMIA) associates or affiliates. Actual investments or investment decisions made by CMIA and its affiliates, whether for its own account or on behalf of clients, will not necessarily reflect the views expressed. This information is not intended to provide investment advice and does not account for individual investor circumstances. Investment decisions should always be made based on an investor's specific financial needs, objectives, goals, time horizon and risk tolerance. Asset classes described may not be suitable for all investors.

Past performance does not guarantee future results, and no forecast should be considered a guarantee either. Since economic and market conditions change frequently, there can be no assurance that the trends described here will continue or that the forecasts are accurate.

Diversification does not guarantee a profit or protect against loss.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2016 Columbia Management Investment Advisers, LLC. All rights reserved

Annual Report 2016

COLUMBIA AMT-FREE VIRGINIA INTERMEDIATE MUNI BOND FUND

Fund Investment Manager

Columbia Management Investment
Advisers, LLC
225 Franklin Street
Boston, MA 02110

Fund Distributor

Columbia Management Investment
Distributors, Inc.
225 Franklin Street
Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment
Services Corp.
P.O. Box 8081
Boston, MA 02266-8081

For more information about any of the funds, please visit columbiathreadneedle.com/us or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.

Performance Overview	3
Manager Discussion of Fund Performance	5
Understanding Your Fund's Expenses	7
Portfolio of Investments	8
Statement of Assets and Liabilities	15
Statement of Operations	17
Statement of Changes in Net Assets	18
Financial Highlights	20
Notes to Financial Statements	25
Report of Independent Registered Public Accounting Firm	31
Federal Income Tax Information	32
Trustees and Officers	33
Important Information About This Report	39

Annual Report 2016

COLUMBIA AMT-FREE VIRGINIA INTERMEDIATE MUNI BOND FUND

PERFORMANCE OVERVIEW

Performance Summary

■  Columbia AMT-Free Virginia Intermediate Muni Bond Fund (the Fund) Class A shares returned 3.65% excluding sales charges for the 12-month period that ended April 30, 2016. Class Z shares of the Fund returned 3.91% for the same time period.

■  The Fund's benchmark, the Barclays 3-15 Year Blend Municipal Bond Index, returned 4.86% during the same time period.

■  The Fund's higher quality bias, which reflects the composition of Virginia's municipal bond market, contributed to its underperformance versus the benchmark, which measures the national municipal bond market.

Average Annual Total Returns (%) (for period ended April 30, 2016)

	Inception	1 Year	5 Years	10 Years
Class A	12/05/89
Excluding sales charges		3.65	3.40	3.83
Including sales charges		0.57	2.78	3.51
Class B	06/07/93
Excluding sales charges		2.87	2.61	3.04
Including sales charges		-0.13	2.61	3.04
Class C	06/17/92
Excluding sales charges		2.97	2.63	3.06
Including sales charges		1.97	2.63	3.06
Class R4*	03/19/13	4.00	3.68	4.09
Class Z	09/20/89	3.91	3.66	4.09
Barclays 3-15 Year Blend Municipal Bond Index		4.86	4.61	4.89

Returns for Class A are shown with and without the maximum initial sales charge of 3.00%. Returns for Class B are shown with and without the applicable contingent deferred sales charge (CDSC) of 3.00% in the first year, declining to 1.00% in the fourth year and eliminated thereafter. Returns for Class C are shown with and without the 1.00% CDSC for the first year only. The Fund's other classes are not subject to sales charges and have limited eligibility. Please see the Fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedle.com/us or calling 800.345.6611.

*The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund's oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedle.com/us/investment-products/mutual-funds/appended-performance for more information.

The Barclays 3-15 Year Blend Municipal Bond Index is an unmanaged index that tracks the performance of municipal bonds issued after December 31, 1990, with remaining maturities between 2 and 17 years and at least $7 million in principal amount outstanding.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2016
3

COLUMBIA AMT-FREE VIRGINIA INTERMEDIATE MUNI BOND FUND

PERFORMANCE OVERVIEW (continued)

Performance of a Hypothetical $10,000 Investment (May 1, 2006 – April 30, 2016)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia AMT-Free Virginia Intermediate Muni Bond Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.

Annual Report 2016
4

COLUMBIA AMT-FREE VIRGINIA INTERMEDIATE MUNI BOND FUND

MANAGER DISCUSSION OF FUND PERFORMANCE

For the 12-month period that ended April 30, 2016, the Fund's Class A shares returned 3.65% excluding sales charges. Class Z shares of the Fund returned 3.91%. The Fund's benchmark, the Barclays 3-15 Year Blend Municipal Bond Index, returned 4.86% for the same time period. The Fund's higher quality bias, which reflects the composition of Virginia's municipal bond market, contributed to its underperformance versus the benchmark, which measures the national municipal bond market.

Market Overview

The U.S. municipal bond market produced a positive return and outperformed U.S. Treasuries during the reporting period, thanks in part to a highly favorable balance of supply and demand. Mutual fund cash flows provided a steady source of support for the market, with positive inflows for 30 consecutive weeks as of the close of the period. In the interval from October 2015 through April 2016 alone, inflows into municipal funds totaled over $27 billion. Insurance companies and banks were active buyers, as well. Supply was also strong, but almost half of the new issuance came from refunding deals — rather than new issuance — as issuers sought to take advantage of the cost savings from refinancing older, higher coupon debt. The refinancing activity added an additional layer of demand since many of the refundings were of currently callable bonds issued in 2005 or 2006. As a result, many investors who were taken out of older bonds reinvested the proceeds back into the market.

The strength of state and local finances throughout the United States, with the notable exceptions of New Jersey, Illinois, the City of Chicago, and Puerto Rico, further aided the performance of municipal bonds. Longer term securities generally provided superior returns versus shorter term issues, reflecting the latter category's low nominal yields. Lower quality bonds outpaced their higher quality counterparts, as investors' hearty appetite for risk fueled a continued reach for yield.

Mixed Results for Virginia's Economy and Bond Market

While Virginia's economy began to catch up with the national average during the reporting period, the results remained mixed overall. For example, employment and gross domestic product growth were both still below that of country as a whole, but personal income was higher. The recent cuts in federal spending were an important reason for this uneven data, but an improving outlook on this front augers well for the state's longer term prospects.

Although Virginia's economy remained in recovery mode, its bond market underperformed during the period. The state's debt tends to be highly rated, a relative headwind at a time in which investors displayed a preference for lower quality issues.

Contributors and Detractors

The Fund lagged the benchmark during the period, reflecting the impact of Virginia's higher credit quality relative to the benchmark, which is general municipal market index. Both the state and the Fund have a higher weighting in the AAA-rated credit tier than the benchmark, which was a headwind to performance in the past year. The Fund's allocation to A-rated

Portfolio Management

Brian McGreevy

Quality Breakdown (%) (at April 30, 2016)
AAA rating	17.5
AA rating	51.6
A rating	17.5
BBB rating	9.1
Not rated	4.3
Total	100.0

Percentages indicated are based upon total fixed income investments (excluding Money Market Funds).

Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the middle rating of Moody's, S&P and Fitch, after dropping the highest and lowest available ratings. When ratings are available from only two rating agencies, the lower rating is used. When a rating is available from only one rating agency, that rating is used. When a bond is not rated by any rating agency, it is designated as "Not rated." Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager and/or Fund's subadviser incorporates into its credit analysis process, along with such other issuer-specific factors as cash flows, capital structure and leverage ratios, ability to de-leverage (repay) through free cash flow, quality of management, market positioning and access to capital, as well as such security-specific factors as the terms of the security (e.g., interest rate and time to maturity) and the amount and type of any collateral.

Annual Report 2016
5

COLUMBIA AMT-FREE VIRGINIA INTERMEDIATE MUNI BOND FUND

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

Investment Risks

Fixed-income securities present issuer default risk. The Fund invests substantially in municipal securities and will be affected by tax, legislative, regulatory, demographic or political changes, as well as changes impacting a state's financial, economic or other conditions. A relatively small number of tax-exempt issuers may necessitate the Fund investing more heavily in a single issuer and, therefore, be more exposed to the risk of loss than a Fund that invests more broadly. The value of the Fund's portfolio may be more volatile than a more geographically diversified fund. Prepayment and extension risk exists because a loan, bond or other investment may be called, prepaid or redeemed before maturity and similar yielding investments may not be available for purchase. A rise in interest rates may result in a price decline of fixed-income instruments held by the Fund, negatively impacting its performance and NAV. Falling rates may result in the Fund investing in lower yielding debt instruments, lowering the Fund's income and yield. These risks may be heightened for longer maturity and duration securities. Non-investment-grade (high-yield or junk) securities present greater price volatility and more risk to principal and income than higher rated securities. Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Federal and state tax rules apply to capital gain distributions and any gains or losses on sales. Income may be subject to state or local taxes. Liquidity risk is associated with the difficulty of selling underlying investments at a desirable time or price. See the Fund's prospectus for more information on these and other risks.

bonds, while lower than that of the benchmark, nonetheless outperformed due to its slightly longer maturity. Overall, however, the Fund had a somewhat shorter average maturity than the benchmark. This aspect of our positioning detracted from our results, with the largest impact coming from our underweight in bonds with maturities of 12 to 17 years. The Fund's allocation to cash and shorter maturity issues also detracted. On the other hand, our positions in longer term bonds outperformed the corresponding benchmark components thanks to their higher interest-rate sensitivity.

The Fund had an overweight exposure to pre-refunded bonds due to the heavy refinancing activity in the market. Since these bonds have shorter maturities, this aspect of our positioning detracted from performance. Local general-obligation debt also weighed on returns, as the higher quality and lower yields of these securities led them to outperform. On the plus side, the Fund's overweight position in hospitals generated solid returns, as did its investments in transportation and toll-road issues. Our holdings in the education sector finished in line with the averages.

The Fund had one position in Sweet Briar College, which underperformed in the fiscal year ended April 30, 2015 due to concerns that it was going to close. However, the bonds rebounded during the period on news that the college is working on a turnaround. Portfolio holdings in continuing-care retirement communities also generated good returns. These credits are typically of lower quality, and we tend to hold longer maturities within this group. As a result, the positions benefited from the outperformance of both lower rated and longer maturity debt.

Fund Positioning

We adopted a more cautious approach near the end of the period in response to the tightening of credit spreads, the improvement in municipal yields relative to U.S. Treasuries, and the flattening of the yield curve. Accordingly, we became more selective with respect to lower rated bonds in the investment-grade space. The yield curve was steep and attractive in spots near the end of the period, and we saw value in bonds with maturities in between 10 and 15 years. We also identified value in lower coupon issues, such as those in the 4% range (as opposed to the 5% coupons that generally dominate the market). Since the bonds continue to trade at premiums, we believe there is some protection from the adverse tax consequences associated with investments in discount bonds.

Annual Report 2016
6

COLUMBIA AMT-FREE VIRGINIA INTERMEDIATE MUNI BOND FUND

UNDERSTANDING YOUR FUND'S EXPENSES

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund's Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the "Actual" column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare With Other Funds" below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

November 1, 2015 – April 30, 2016

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund's Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,025.90	1,020.84	4.08	4.07	0.81
Class B	1,000.00	1,000.00	1,021.00	1,017.11	7.84	7.82	1.56
Class C	1,000.00	1,000.00	1,022.00	1,017.11	7.84	7.82	1.56
Class R4	1,000.00	1,000.00	1,027.10	1,022.08	2.82	2.82	0.56
Class Z	1,000.00	1,000.00	1,027.10	1,022.08	2.82	2.82	0.56

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 366.

Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

Annual Report 2016
7

COLUMBIA AMT-FREE VIRGINIA INTERMEDIATE MUNI BOND FUND

PORTFOLIO OF INVESTMENTS

April 30, 2016

(Percentages represent value of investments compared to net assets)

Municipal Bonds 97.5%

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
AIRPORT 6.2%
Metropolitan Washington Airports Authority Refunding Revenue Bonds Series 2010F-1 10/01/21	5.000%	1,000,000	1,194,970
Revenue Bonds Series 2009B 10/01/21	5.000%	3,000,000	3,394,320
Series 2009C 10/01/23	5.000%	3,000,000	3,280,950
Series 2010A 10/01/23	5.000%	2,475,000	2,875,381
10/01/27	5.000%	1,515,000	1,740,508
Norfolk Airport Authority Refunding Revenue Bonds Series 2011 (AGM) 07/01/24	5.000%	1,000,000	1,168,660
Total			13,654,789
HIGHER EDUCATION 9.2%
Amherst Industrial Development Authority Refunding Revenue Bonds Educational Facilities Sweet Briar Institute Series 2006 09/01/26	5.000%	1,000,000	956,340
Lexington Industrial Development Authority Revenue Bonds VMI Development Board, Inc. Project Series 2006A 12/01/20	5.000%	1,400,000	1,650,418
Lexington Industrial Development Authority(a) Refunding Revenue Bonds VMI Development Board, Inc. Series 2016 12/01/30	4.000%	1,500,000	1,714,050
Virginia College Building Authority Refunding Revenue Bonds University of Richmond Project Series 2011A 03/01/22	5.000%	1,245,000	1,478,051
Series 2011B 03/01/21	5.000%	2,250,000	2,664,000
Revenue Bonds Liberty University Projects Series 2010 03/01/19	5.000%	1,000,000	1,116,860
03/01/22	5.000%	1,455,000	1,661,028
03/01/23	5.000%	2,000,000	2,280,240
Washington & Lee University Project Series 1998 (NPFGC) 01/01/26	5.250%	3,115,000	3,883,346

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Virginia Polytechnic Institute & State University Revenue Bonds General Dorm and Dining Hall Series 2015A 06/01/27	4.000%	2,650,000	3,067,375
Total			20,471,708
HOSPITAL 11.5%
Augusta County Economic Development Authority Refunding Revenue Bonds Augusta Health Care, Inc. Series 2003 09/01/19	5.250%	905,000	1,026,496
Fairfax County Industrial Development Authority Refunding Revenue Bonds Inova Health System Project Series 1993 08/15/19	5.250%	1,000,000	1,072,760
Series 1993I (NPFGC) 08/15/19	5.250%	1,000,000	1,060,770
Revenue Bonds Inova Health System Series 2009C 05/15/25	5.000%	1,000,000	1,116,900
Fairfax County Industrial Development Authority(a) Refunding Revenue Bonds Inova Health System Project Series 2016 05/15/30	5.000%	1,000,000	1,244,900
Fredericksburg Economic Development Authority Refunding Revenue Bonds MediCorp Health Systems Obligation Series 2007 06/15/18	5.250%	1,000,000	1,066,560
06/15/20	5.250%	4,000,000	4,462,600
Norfolk Economic Development Authority Refunding Revenue Bonds Sentara Healthcare Series 2012B 11/01/27	5.000%	1,735,000	2,040,013
Roanoke Economic Development Authority Refunding Revenue Bonds Carilion Clinic Obligation Group Series 2010 07/01/25	5.000%	3,500,000	3,978,415
Revenue Bonds Carilion Clinic Obligation Group Series 2012 07/01/22	5.000%	2,000,000	2,405,940
07/01/23	5.000%	1,000,000	1,180,690
The accompanying Notes to Financial Statements are an integral part of this statement.

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COLUMBIA AMT-FREE VIRGINIA INTERMEDIATE MUNI BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

April 30, 2016

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Stafford County Economic Development Authority(a) Refunding Revenue Bonds Mary Washington Healthcare Series 2016 06/15/33	5.000%	200,000	235,040
06/15/35	5.000%	1,000,000	1,170,430
Virginia Small Business Financing Authority Revenue Bonds Wellmont Health System Project Series 2007A 09/01/22	5.125%	710,000	744,719
Winchester Economic Development Authority Refunding Revenue Bonds Valley Health System Obligation Group Series 2015 01/01/32	5.000%	1,250,000	1,483,888
Revenue Bonds Valley Health System Obligation Group Series 2007 01/01/26	5.000%	1,075,000	1,103,133
Total			25,393,254
INVESTOR OWNED 1.0%
Chesterfield County Economic Development Authority Refunding Revenue Bonds Virginia Electric & Power Co. Series 2009A 05/01/23	5.000%	2,000,000	2,238,620
LOCAL APPROPRIATION 5.3%
Appomattox County Economic Development Authority Refunding Revenue Bonds Series 2010 05/01/22	5.000%	1,490,000	1,674,506
Fairfax County Economic Development Authority Revenue Bonds Six Public Facilities Projects Series 2010 04/01/24	4.000%	1,340,000	1,432,929
Henrico County Economic Development Authority Refunding Revenue Bonds Series 2009B 08/01/21	4.500%	1,770,000	1,970,612
Loudoun County Economic Development Authority Revenue Bonds Loudoun County Roads & Public Facilities Project Series 2015 12/01/25	5.000%	3,000,000	3,855,660
Series 2015 12/01/28	5.000%	1,035,000	1,283,659

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Virginia Beach Development Authority Revenue Bonds Series 2010C 08/01/23	5.000%	1,380,000	1,592,244
Total			11,809,610
LOCAL GENERAL OBLIGATION 10.8%
City of Hampton Limited General Obligation Refunding & Public Improvement Bonds Series 2010A 01/15/19	4.000%	2,000,000	2,171,160
City of Lynchburg Unlimited General Obligation Public Improvement Bonds Series 2009A 08/01/20	5.000%	525,000	595,424
08/01/21	5.000%	530,000	598,084
City of Manassas Park Unlimited General Obligation Refunding Bonds Series 2008 (AGM) 01/01/22	5.000%	1,205,000	1,285,132
City of Newport News Unlimited General Obligation Refunding & Improvement Bonds Water Series 2007B 07/01/20	5.250%	2,000,000	2,352,740
City of Portsmouth Unlimited General Obligation Refunding Bonds Public Utilities Series 2012A 07/15/21	5.000%	3,000,000	3,588,870
City of Richmond Unlimited General Obligation Bonds Public Improvement Series 2015B 03/01/28	4.000%	2,000,000	2,306,220
Unlimited General Obligation Public Improvement Bonds Series 2010D 07/15/22	5.000%	575,000	669,743
07/15/24	5.000%	1,000,000	1,161,800
City of Suffolk Unlimited General Obligation Refunding Bonds Series 2014 02/01/29	4.000%	2,000,000	2,277,760
County of Fairfax Unlimited General Obligation Refunding Bonds Public Improvement Series 2016A 10/01/26	4.000%	2,000,000	2,411,260
County of Smyth Unlimited General Obligation Bonds Public Improvement Series 2011A 11/01/31	5.000%	4,000,000	4,606,840
Total			24,025,033

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
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COLUMBIA AMT-FREE VIRGINIA INTERMEDIATE MUNI BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

April 30, 2016

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
OTHER REVENUE 1.0%
Rappahannock Regional Jail Authority Refunding Revenue Bonds Series 2015 10/01/30	5.000%	1,725,000	2,121,198
OTHER UTILITY 0.5%
City of Richmond Revenue Bonds Series 2007 (AGM) 01/15/21	4.500%	1,000,000	1,027,300
POOL/BOND BANK 11.9%
Virginia Public School Authority Refunding Revenue Bonds School Financing Series 2009C 08/01/25	4.000%	2,560,000	2,807,885
Virginia Resources Authority Refunding Revenue Bonds Revolving Fund Series 2011A 08/01/24	5.000%	1,395,000	1,643,798
Series 2015 10/01/27	5.000%	1,500,000	1,907,925
State Revolving Fund Subordinated Series 2005 10/01/19	5.500%	4,000,000	4,628,200
10/01/20	5.500%	3,500,000	4,188,835
10/01/21	5.500%	6,475,000	7,982,056
Unrefunded Revenue Bonds Series 2009B 11/01/18	4.000%	2,000,000	2,160,860
St. Moral Series 2009B 11/01/18	4.000%	965,000	1,040,685
Total			26,360,244
REFUNDED/ESCROWED 12.7%
City of Newport News Water Prerefunded 06/01/17 Revenue Bonds Series 2007 (AGM) 06/01/19	5.000%	1,035,000	1,084,111
City of Newport News Prerefunded 07/01/20 Unlimited General Obligation Improvement Bonds Series 2011A 07/01/23	5.000%	1,380,000	1,609,315
County of Fairfax Prerefunded 04/01/21 Unlimited General Obligation Refunding Bonds Public Improvement Series 2011A 04/01/24	4.000%	2,000,000	2,285,940

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
County of Henrico Prerefunded 12/01/18 Unlimited General Obligation Public Improvement Bonds Series 2008A 12/01/21	5.000%	1,000,000	1,108,660
County of Pittsylvania Prerefunded 02/01/19 Unlimited General Obligation Bonds Series 2008B 02/01/23	5.500%	1,030,000	1,161,912
County of Spotsylvania Water & Sewer Prerefunded 06/01/17 Revenue Bonds Series 2007 (AGM) 06/01/19	5.000%	1,030,000	1,079,110
Fairfax County Economic Development Authority Prerefunded 04/01/20 Special Tax Bonds Silver Line Phase I Project Series 2011 04/01/26	5.000%	4,185,000	4,843,008
Hampton Roads Sanitation District Prerefunded 04/01/18 Revenue Bonds Series 2008 04/01/22	5.000%	1,000,000	1,081,860
04/01/24	5.000%	3,000,000	3,245,580
Prerefunded 11/01/19 Revenue Bonds Series 2011 11/01/24	5.000%	1,750,000	2,000,075
11/01/25	5.000%	1,380,000	1,577,202
Montgomery County Industrial Development Authority Prerefunded 02/01/18 Revenue Bonds Public Projects Series 2008 02/01/29	5.000%	1,000,000	1,074,610
Richmond Metropolitan Transportation Authority (The) Refunding Revenue Bonds Series 1998 Escrowed to Maturity (NPFGC) 07/15/17	5.250%	285,000	293,772
Virginia Resources Authority Prerefunded 10/01/18 Revenue Bonds State Revolving Fund Subordinated Series 2008 10/01/29	5.000%	5,000,000	5,507,800
Revenue Bonds Series 2009B Escrowed to Maturity 11/01/18	4.000%	130,000	140,444
St. Moral Series 2009B Escrowed to Maturity 11/01/18	4.000%	35,000	37,812
Total			28,131,211

The accompanying Notes to Financial Statements are an integral part of this statement.

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COLUMBIA AMT-FREE VIRGINIA INTERMEDIATE MUNI BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

April 30, 2016

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
RETIREMENT COMMUNITIES 4.0%
Albermarle County Economic Development Authority Revenue Bonds Westminster-Canterbury of the Blue Ridge Series 2012 01/01/32	4.625%	2,000,000	2,067,720
Fairfax County Economic Development Authority Refunding Revenue Bonds Retirement-Greenspring Village, Inc. Series 2006A 10/01/26	4.750%	1,500,000	1,524,330
Revenue Bonds Goodwin House, Inc. Series 2007 10/01/22	5.000%	2,500,000	2,620,475
Hanover County Economic Development Authority Revenue Bonds Covenant Woods Series 2012A 07/01/22	4.000%	1,320,000	1,366,688
Henrico County Economic Development Authority Refunding Revenue Bonds Westminster-Canterbury Corp. Series 2015 10/01/35	4.000%	1,320,000	1,348,961
Total			8,928,174
SALES TAX 1.1%
Northern Virginia Transportation Authority Revenue Bonds Series 2014 06/01/32	5.000%	2,000,000	2,414,500
SPECIAL NON PROPERTY TAX 6.7%
Greater Richmond Convention Center Authority Refunding Revenue Bonds Series 2015 06/15/29	5.000%	1,350,000	1,647,513
06/15/30	5.000%	1,540,000	1,868,605
Riverside Regional Jail Authority Refunding Revenue Bonds Series 2015 07/01/28	5.000%	2,685,000	3,318,875
Territory of Guam Revenue Bonds Series 2011A(b) 01/01/31	5.000%	850,000	955,001

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Virgin Islands Public Finance Authority(b) Revenue Bonds Matching Fund Loan Notes-Senior Lien Series 2010A 10/01/25	5.000%	2,450,000	2,739,712
Series 2012A 10/01/32	5.000%	2,210,000	2,393,850
Western Regional Jail Authority Refunding Revenue Bonds Series 2015 12/01/27	5.000%	1,500,000	1,873,410
Total			14,796,966
SPECIAL PROPERTY TAX 4.7%
Dulles Town Center Community Development Authority Refunding Special Assessment Bonds Dulles Town Center Project Series 2012 03/01/23	4.000%	1,000,000	1,032,570
Fairfax County Economic Development Authority Refunding Special Tax Bonds Silver Line Phase I Project Series 2016 04/01/31	4.000%	1,000,000	1,139,560
04/01/32	4.000%	1,000,000	1,131,070
Special Tax Bonds Silver Line Phase I Project Series 2011 04/01/19	5.000%	3,000,000	3,357,180
Marquis Community Development Authority of York County(c)(d) Tax Allocation Bonds Series 2007C 09/01/41	0.000%	3,164,000	428,279
Marquis Community Development Authority of York County(c)(d)(e) Revenue Bonds Convertible Series 2015 09/01/45	0.000%	644,000	419,965
Marquis Community Development Authority of York County(d) Tax Allocation Bonds Series 2007B 09/01/41	5.625%	2,084,000	1,682,518
Shops at White Oak Village Community Development Authority (The) Special Assessment Bonds Series 2007 03/01/17	5.300%	389,000	398,293
Virginia Gateway Community Development Authority Refunding Special Assessment Bonds Series 2012 03/01/25	5.000%	690,000	730,365
Total			10,319,800

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
11

COLUMBIA AMT-FREE VIRGINIA INTERMEDIATE MUNI BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

April 30, 2016

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
TRANSPORTATION 1.6%
Virginia Commonwealth Transportation Board Revenue Bonds Capital Projects Series 2012 05/15/29	5.000%	3,000,000	3,591,630
TURNPIKE/BRIDGE/TOLL ROAD 5.3%
Chesapeake Bay Bridge & Tunnel District Refunding Revenue Bonds General Resolution Series 1998 (NPFGC) 07/01/25	5.500%	4,000,000	5,060,560
City of Chesapeake Expressway Toll Road Revenue Bonds Transportation System Senior Series 2012A 07/15/23	5.000%	1,025,000	1,200,890
07/15/27	5.000%	1,000,000	1,154,600
Metropolitan Washington Airports Authority Dulles Toll Road Revenue Bonds Capital Appreciation-2nd Senior Lien Series 2009B (AGM)(c) 10/01/23	0.000%	5,000,000	4,097,500
Richmond Metropolitan Transportation Authority (The) Refunding Revenue Bonds Series 1998 (NPFGC) 07/15/17	5.250%	155,000	158,965
Total			11,672,515
WATER & SEWER 4.0%
City of Norfolk Water Refunding Revenue Bonds Series 2012 11/01/19	5.000%	1,000,000	1,140,290

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
County of Fairfax Sewer Refunding Revenue Bonds Series 2016A(a) 07/15/30	5.000%	1,000,000	1,277,050
Fairfax County Water Authority Subordinated Refunding Revenue Bonds Series 2005B 04/01/19	5.250%	1,835,000	2,072,375
Guam Government Waterworks Authority Revenue Bonds Series 2016(b) 07/01/36	5.000%	350,000	406,959
Hampton Roads Sanitation District Refunding Subordinated Revenue Bonds Series 2016A 08/01/31	5.000%	2,000,000	2,515,740
Upper Occoquan Sewage Authority Revenue Bonds Series 1995A (NPFGC) 07/01/20	5.150%	1,295,000	1,412,897
Total			8,825,311
Total Municipal Bonds (Cost: $200,350,897)			215,781,863
Total Investments (Cost: $200,350,897)			215,781,863
Other Assets & Liabilities, Net			5,598,548
Net Assets			221,380,411

Notes to Portfolio of Investments

(a)  Security, or a portion thereof, has been purchased on a when-issued or delayed delivery basis.

(b)  Municipal obligations include debt obligations issued by or on behalf of territories, possessions, or sovereign nations within the territorial boundaries of the United States. At April 30, 2016, the value of these securities amounted to $6,495,522 or 2.93% of net assets.

(c)  Zero coupon bond.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
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COLUMBIA AMT-FREE VIRGINIA INTERMEDIATE MUNI BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

April 30, 2016

Notes to Portfolio of Investments (continued)

(d)  Identifies securities considered by the Investment Manager to be illiquid and may be difficult to sell. The aggregate value of such securities at April 30, 2016 was $2,530,762, which represents 1.14% of net assets. Information concerning such security holdings at April 30, 2016 is as follows:

Security Description	Acquisition Dates	Cost ($)
Marquis Community Development Authority of York County Tax Allocation Bonds Series 2007B 09/01/41 5.625%	11/30/2007	2,084,000
Marquis Community Development Authority of York County Tax Allocation Bonds Series 2007C 09/01/41 0.000%	11/30/2007	926,385
Marquis Community Development Authority of York County Revenue Bonds Convertible Series 2015 09/01/45 0.000%	10/27/2015	434,801

(e)  Represents privately placed and other securities and instruments exempt from SEC registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. The Fund may invest in private placements determined to be liquid as well as those determined to be illiquid. Private placements may be determined to be liquid under guidelines established by the Fund's Board of Trustees. At April 30, 2016, the value of these securities amounted to $419,965 or 0.19% of net assets.

Abbreviation Legend

AGM  Assured Guaranty Municipal Corporation

NPFGC  National Public Finance Guarantee Corporation

Fair Value Measurements

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset's or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
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COLUMBIA AMT-FREE VIRGINIA INTERMEDIATE MUNI BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

April 30, 2016

Fair Value Measurements (continued)

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund's investments at April 30, 2016:

	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Investments
Municipal Bonds	—	215,781,863	—	215,781,863
Total Investments	—	215,781,863	—	215,781,863

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets.

There were no transfers of financial assets between levels during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
14

COLUMBIA AMT-FREE VIRGINIA INTERMEDIATE MUNI BOND FUND

STATEMENT OF ASSETS AND LIABILITIES

April 30, 2016

Assets
Investments, at value
(identified cost $200,350,897)	$215,781,863
Cash	9,549,209
Receivable for:
Capital shares sold	320,098
Interest	2,131,314
Expense reimbursement due from Investment Manager	864
Prepaid expenses	764
Other assets	3,804
Total assets	227,787,916
Liabilities
Payable for:
Investments purchased on a delayed delivery basis	5,639,351
Capital shares purchased	45,313
Dividend distributions to shareholders	533,178
Investment management fees	2,840
Distribution and/or service fees	427
Transfer agent fees	32,200
Compensation of board members	122,613
Other expenses	31,583
Total liabilities	6,407,505
Net assets applicable to outstanding capital stock	$221,380,411
Represented by
Paid-in capital	$204,770,826
Undistributed net investment income	555,754
Accumulated net realized gain	622,865
Unrealized appreciation (depreciation) on:
Investments	15,430,966
Total — representing net assets applicable to outstanding capital stock	$221,380,411

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
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COLUMBIA AMT-FREE VIRGINIA INTERMEDIATE MUNI BOND FUND

STATEMENT OF ASSETS AND LIABILITIES (continued)

April 30, 2016

Class A
Net assets	$42,045,754
Shares outstanding	3,759,923
Net asset value per share	$11.18
Maximum offering price per share(a)	$11.53
Class B
Net assets	$10,765
Shares outstanding	963
Net asset value per share	$11.18
Class C
Net assets	$5,141,156
Shares outstanding	459,567
Net asset value per share	$11.19
Class R4
Net assets	$506,046
Shares outstanding	45,281
Net asset value per share	$11.18
Class Z
Net assets	$173,676,690
Shares outstanding	15,533,416
Net asset value per share	$11.18

(a) The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 3.00%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
16

COLUMBIA AMT-FREE VIRGINIA INTERMEDIATE MUNI BOND FUND

STATEMENT OF OPERATIONS

Year Ended April 30, 2016

Net investment income
Income:
Interest	$7,721,020
Total income	7,721,020
Expenses:
Investment management fees	1,030,573
Distribution and/or service fees
Class A	111,015
Class B	195
Class C	47,657
Transfer agent fees
Class A	85,459
Class B	37
Class C	9,157
Class R4	1,196
Class Z	325,970
Compensation of board members	10,154
Custodian fees	2,510
Printing and postage fees	21,257
Registration fees	27,119
Audit fees	27,051
Legal fees	8,193
Other	13,100
Total expenses	1,720,643
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(336,395)
Expense reductions	(20)
Total net expenses	1,384,228
Net investment income	6,336,792
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	908,332
Net realized gain	908,332
Net change in unrealized appreciation (depreciation) on:
Investments	1,055,449
Net change in unrealized appreciation	1,055,449
Net realized and unrealized gain	1,963,781
Net increase in net assets resulting from operations	$8,300,573

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
17

COLUMBIA AMT-FREE VIRGINIA INTERMEDIATE MUNI BOND FUND

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended April 30, 2016	Year Ended April 30, 2015
Operations
Net investment income	$6,336,792	$6,723,216
Net realized gain	908,332	693,450
Net change in unrealized appreciation	1,055,449	62,174
Net increase in net assets resulting from operations	8,300,573	7,478,840
Distributions to shareholders
Net investment income
Class A	(1,257,373)	(1,321,460)
Class B	(405)	(324)
Class C	(99,414)	(82,606)
Class R4	(19,131)	(17,434)
Class Z	(5,226,767)	(5,301,392)
Net realized gains
Class A	(138,967)	(8,343)
Class B	(67)	(3)
Class C	(15,239)	(710)
Class R4	(2,706)	(120)
Class Z	(517,929)	(30,836)
Total distributions to shareholders	(7,277,998)	(6,763,228)
Decrease in net assets from capital stock activity	(3,828,669)	(5,282,696)
Total decrease in net assets	(2,806,094)	(4,567,084)
Net assets at beginning of year	224,186,505	228,753,589
Net assets at end of year	$221,380,411	$224,186,505
Undistributed net investment income	$555,754	$822,052

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
18

COLUMBIA AMT-FREE VIRGINIA INTERMEDIATE MUNI BOND FUND

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended April 30, 2016		Year Ended April 30, 2015
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A shares
Subscriptions(a)	406,607	4,512,753	483,758	5,406,217
Distributions reinvested	75,502	837,349	63,844	714,560
Redemptions	(974,758)	(10,809,217)	(541,572)	(6,069,753)
Net increase (decrease)	(492,649)	(5,459,115)	6,030	51,024
Class B shares
Subscriptions	906	10,015	1	13
Distributions reinvested	23	256	28	314
Redemptions(a)	(1,208)	(13,486)	(394)	(4,411)
Net decrease	(279)	(3,215)	(365)	(4,084)
Class C shares
Subscriptions	91,281	1,011,789	86,090	963,758
Distributions reinvested	7,740	85,884	5,177	57,944
Redemptions	(36,407)	(403,976)	(58,671)	(656,965)
Net increase	62,614	693,697	32,596	364,737
Class R4 shares
Subscriptions	35,660	394,465	98,421	1,094,475
Distributions reinvested	1,941	21,495	1,541	17,243
Redemptions	(51,271)	(570,104)	(47,956)	(532,480)
Net increase (decrease)	(13,670)	(154,144)	52,006	579,238
Class Z shares
Subscriptions	2,439,307	27,096,314	1,816,960	20,329,214
Distributions reinvested	42,112	467,046	38,271	428,179
Redemptions	(2,386,494)	(26,469,252)	(2,418,718)	(27,031,004)
Net increase (decrease)	94,925	1,094,108	(563,487)	(6,273,611)
Total net decrease	(349,059)	(3,828,669)	(473,220)	(5,282,696)

(a) Includes conversions of Class B shares to Class A shares, if any.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
19

COLUMBIA AMT-FREE VIRGINIA INTERMEDIATE MUNI BOND FUND

FINANCIAL HIGHLIGHTS

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund's portfolio turnover rate may be higher.

	Year Ended April 30,										Year Ended March 31,
Class A	2016		2015		2014		2013		2012(a)		2012
Per share data
Net asset value, beginning of period	$11.13		$11.09		$11.54		$11.47		$11.38		$10.86
Income from investment operations:
Net investment income	0.30		0.31		0.32		0.31		0.03		0.33
Net realized and unrealized gain (loss)	0.10		0.04		(0.39)		0.09		0.09		0.52
Total from investment operations	0.40		0.35		(0.07)		0.40		0.12		0.85
Less distributions to shareholders:
Net investment income	(0.32)		(0.31)		(0.31)		(0.31)		(0.03)		(0.33)
Net realized gains	(0.03)		(0.00	)(b)	(0.07)		(0.02)		—		—
Total distributions to shareholders	(0.35)		(0.31)		(0.38)		(0.33)		(0.03)		(0.33)
Net asset value, end of period	$11.18		$11.13		$11.09		$11.54		$11.47		$11.38
Total return	3.65%		3.21%		(0.51%)		3.49%		1.06%		7.87%
Ratios to average net assets(c)
Total gross expenses	0.96%		0.97%		0.97%		0.95%		0.94	%(d)	0.98%
Total net expenses(e)	0.81	%(f)	0.81	%(f)	0.81	%(f)	0.80	%(f)	0.79	%(d)	0.79	%(f)
Net investment income	2.72%		2.79%		2.86%		2.68%		3.04	%(d)	2.92%
Supplemental data
Net assets, end of period (in thousands)	$42,046		$47,324		$47,113		$55,003		$54,025		$53,775
Portfolio turnover	12%		9%		2%		11%		0%		8%

Notes to Financial Highlights

(a)  For the period from April 1, 2012 to April 30, 2012. During the period, the Fund's fiscal year end was changed from March 31 to April 30.

(b)  Rounds to zero.

(c)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(d)  Annualized.

(e)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
20

COLUMBIA AMT-FREE VIRGINIA INTERMEDIATE MUNI BOND FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended April 30,										Year Ended March 31,
Class B	2016		2015		2014		2013		2012(a)		2012
Per share data
Net asset value, beginning of period	$11.13		$11.10		$11.54		$11.48		$11.38		$10.86
Income from investment operations:
Net investment income	0.22		0.23		0.23		0.22		0.02		0.25
Net realized and unrealized gain (loss)	0.09		0.03		(0.37)		0.08		0.10		0.51
Total from investment operations	0.31		0.26		(0.14)		0.30		0.12		0.76
Less distributions to shareholders:
Net investment income	(0.23)		(0.23)		(0.23)		(0.22)		(0.02)		(0.24)
Net realized gains	(0.03)		(0.00	)(b)	(0.07)		(0.02)		—		—
Total distributions to shareholders	(0.26)		(0.23)		(0.30)		(0.24)		(0.02)		(0.24)
Net asset value, end of period	$11.18		$11.13		$11.10		$11.54		$11.48		$11.38
Total return	2.87%		2.35%		(1.16%)		2.62%		1.08%		7.06%
Ratios to average net assets(c)
Total gross expenses	1.71%		1.72%		1.71%		1.70%		1.69	%(d)	1.81%
Total net expenses(e)	1.56	%(f)	1.56	%(f)	1.56	%(f)	1.55	%(f)	1.54	%(d)	1.54	%(f)
Net investment income	1.95%		2.04%		2.08%		1.92%		2.29	%(d)	2.19%
Supplemental data
Net assets, end of period (in thousands)	$11		$14		$18		$47		$161		$182
Portfolio turnover	12%		9%		2%		11%		0%		8%

Notes to Financial Highlights

(a)  For the period from April 1, 2012 to April 30, 2012. During the period, the Fund's fiscal year end was changed from March 31 to April 30.

(b)  Rounds to zero.

(c)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(d)  Annualized.

(e)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
21

COLUMBIA AMT-FREE VIRGINIA INTERMEDIATE MUNI BOND FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended April 30,										Year Ended March 31,
Class C	2016		2015		2014		2013		2012(a)		2012
Per share data
Net asset value, beginning of period	$11.13		$11.10		$11.54		$11.48		$11.38		$10.86
Income from investment operations:
Net investment income	0.22		0.23		0.23		0.22		0.02		0.24
Net realized and unrealized gain (loss)	0.10		0.03		(0.37)		0.08		0.10		0.52
Total from investment operations	0.32		0.26		(0.14)		0.30		0.12		0.76
Less distributions to shareholders:
Net investment income	(0.23)		(0.23)		(0.23)		(0.22)		(0.02)		(0.24)
Net realized gains	(0.03)		(0.00	)(b)	(0.07)		(0.02)		—		—
Total distributions to shareholders	(0.26)		(0.23)		(0.30)		(0.24)		(0.02)		(0.24)
Net asset value, end of period	$11.19		$11.13		$11.10		$11.54		$11.48		$11.38
Total return	2.97%		2.35%		(1.16%)		2.63%		1.08%		7.06%
Ratios to average net assets(c)
Total gross expenses	1.72%		1.72%		1.72%		1.70%		1.70	%(d)	1.73%
Total net expenses(e)	1.56	%(f)	1.56	%(f)	1.56	%(f)	1.55	%(f)	1.54	%(d)	1.54	%(f)
Net investment income	1.97%		2.03%		2.11%		1.93%		2.29	%(d)	2.15%
Supplemental data
Net assets, end of period (in thousands)	$5,141		$4,419		$4,044		$5,601		$4,694		$4,739
Portfolio turnover	12%		9%		2%		11%		0%		8%

Notes to Financial Highlights

(a)  For the period from April 1, 2012 to April 30, 2012. During the period, the Fund's fiscal year end was changed from March 31 to April 30.

(b)  Rounds to zero.

(c)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(d)  Annualized.

(e)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
22

COLUMBIA AMT-FREE VIRGINIA INTERMEDIATE MUNI BOND FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended April 30,
Class R4	2016		2015		2014		2013(a)
Per share data
Net asset value, beginning of period	$11.12		$11.08		$11.52		$11.43
Income from investment operations:
Net investment income	0.33		0.34		0.35		0.04
Net realized and unrealized gain (loss)	0.11		0.04		(0.38)		0.09
Total from investment operations	0.44		0.38		(0.03)		0.13
Less distributions to shareholders:
Net investment income	(0.35)		(0.34)		(0.34)		(0.04)
Net realized gains	(0.03)		(0.00	)(b)	(0.07)		—
Total distributions to shareholders	(0.38)		(0.34)		(0.41)		(0.04)
Net asset value, end of period	$11.18		$11.12		$11.08		$11.52
Total return	4.00%		3.47%		(0.19%)		1.12%
Ratios to average net assets(c)
Total gross expenses	0.72%		0.72%		0.72%		0.56	%(d)
Total net expenses(e)	0.56	%(f)	0.56	%(f)	0.56	%(f)	0.52	%(d)
Net investment income	2.97%		3.06%		3.18%		2.98	%(d)
Supplemental data
Net assets, end of period (in thousands)	$506		$656		$77		$3
Portfolio turnover	12%		9%		2%		11%

Notes to Financial Highlights

(a)  Based on operations from March 19, 2013 (commencement of operations) through the stated period end.

(b)  Rounds to zero.

(c)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(d)  Annualized.

(e)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
23

COLUMBIA AMT-FREE VIRGINIA INTERMEDIATE MUNI BOND FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended April 30,										Year Ended March 31,
Class Z	2016		2015		2014		2013		2012(a)		2012
Per share data
Net asset value, beginning of period	$11.13		$11.09		$11.54		$11.47		$11.38		$10.85
Income from investment operations:
Net investment income	0.33		0.34		0.34		0.34		0.03		0.35
Net realized and unrealized gain (loss)	0.10		0.04		(0.38)		0.08		0.09		0.53
Total from investment operations	0.43		0.38		(0.04)		0.42		0.12		0.88
Less distributions to shareholders:
Net investment income	(0.35)		(0.34)		(0.34)		(0.33)		(0.03)		(0.35)
Net realized gains	(0.03)		(0.00	)(b)	(0.07)		(0.02)		—		—
Total distributions to shareholders	(0.38)		(0.34)		(0.41)		(0.35)		(0.03)		(0.35)
Net asset value, end of period	$11.18		$11.13		$11.09		$11.54		$11.47		$11.38
Total return	3.91%		3.47%		(0.26%)		3.75%		1.08%		8.23%
Ratios to average net assets(c)
Total gross expenses	0.71%		0.72%		0.72%		0.70%		0.69	%(d)	0.73%
Total net expenses(e)	0.56	%(f)	0.56	%(f)	0.56	%(f)	0.55	%(f)	0.54	%(d)	0.54	%(f)
Net investment income	2.97%		3.04%		3.09%		2.93%		3.29	%(d)	3.16%
Supplemental data
Net assets, end of period (in thousands)	$173,677		$171,775		$177,502		$281,126		$308,836		$306,166
Portfolio turnover	12%		9%		2%		11%		0%		8%

Notes to Financial Highlights

(a)  For the period from April 1, 2012 to April 30, 2012. During the period, the Fund's fiscal year end was changed from March 31 to April 30.

(b)  Rounds to zero.

(c)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(d)  Annualized.

(e)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
24

COLUMBIA AMT-FREE VIRGINIA INTERMEDIATE MUNI BOND FUND

NOTES TO FINANCIAL STATEMENTS

April 30, 2016

Note 1. Organization

Columbia AMT-Free Virginia Intermediate Muni Bond Fund (the Fund), a series of Columbia Funds Series Trust (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C, Class R4 and Class Z shares. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust's organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense and sales charge structure.

Class A shares are subject to a maximum front-end sales charge of 3.00% based on the initial investment amount. In addition, Class A shares purchased on or after February 19, 2015 are subject to a contingent deferred sales charge (CDSC) of 0.75% on certain investments of $500,000 or more if redeemed within 12 months after purchase. Redemptions of Class A shares purchased prior to February 19, 2015, without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase, are subject to a CDSC of 1.00% if redeemed within 12 months after purchase, and 0.50% if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 3.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund's Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within 12 months after purchase.

Class R4 shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain investors as described in the Fund's prospectus.

Class Z shares are not subject to sales charges and are available only to eligible investors, which are subject to different investment minimums as described in the Fund's prospectus.

Note 2. Summary of Significant Accounting Policies

Basis of Preparation

The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation

Debt securities generally are valued by pricing services approved by the Board of Trustees (the Board) based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized cost value, unless this method results in a valuation that management believes does not approximate market value.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general

Annual Report 2016
25

COLUMBIA AMT-FREE VIRGINIA INTERMEDIATE MUNI BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

April 30, 2016

supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund's Portfolio of Investments.

Delayed Delivery Securities

The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a "when-issued" basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver, which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.

The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its tax exempt and taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders

Distributions from net investment income, if any, are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Annual Report 2016
26

COLUMBIA AMT-FREE VIRGINIA INTERMEDIATE MUNI BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

April 30, 2016

Note 3. Fees and Other Transactions with Affiliates

Management Fees

Effective September 1, 2015, the Fund entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 0.47% to 0.31% as the Fund's net assets increase. The effective management services fee rate for the year ended April 30, 2016 was 0.47% of the Fund's average daily net assets.

Prior to September 1, 2015, the Fund paid the Investment Manager an annual fee for advisory services under an Investment Management Services Agreement and a separate annual fee for administrative and accounting services under an Administrative Services Agreement. For the period from May 1, 2015 through August 31, 2015, the investment advisory services fee paid to the Investment Manager was $298,140, and the administrative services fee paid to the Investment Manager was $52,175.

Other Expenses

Other expenses are for, among other things, miscellaneous expenses of the Fund or the Board, including payments to Board Services Corp., a company providing limited administrative services to the Fund and the Board. That company's expenses include boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. For the year ended April 30, 2016, other expenses paid by the Fund to this company were $1,353.

Compensation of Board Members

Board members, who are not officers or employees of the Investment Manager or Ameriprise Financial, are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), these Board members may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager.

The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan. All amounts payable under the Plan constitute a general unsecured obligation of the Fund.

Transfer Agency Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

The Transfer Agent receives a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Transfer Agent also receives sub-transfer agency fees based on a percentage of the average aggregate value of the Fund's shares maintained in omnibus accounts (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., for which the Transfer Agent receives a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees.

For the year ended April 30, 2016, the Fund's effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.19%
Class B	0.19
Class C	0.19
Class R4	0.19
Class Z	0.19

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class's initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended April 30, 2016, these minimum account balance fees reduced total expenses of the Fund by $20.

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27

COLUMBIA AMT-FREE VIRGINIA INTERMEDIATE MUNI BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

April 30, 2016

Distribution and Service Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.

Under the Plans, the Fund pays a monthly combined distribution and service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A shares of the Fund. Also under the Plans, the Fund pays a monthly service fee at the maximum annual rate of 0.25% of the average daily net assets attributable to Class B and Class C shares of the Fund and a monthly distribution fee at the maximum annual rate of 0.75% of the average daily net assets attributable to Class B and Class C shares of the Fund.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $5,992 for Class A, $0 for Class B and $492 for Class C shares for the year ended April 30, 2016.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period disclosed below, unless sooner terminated at the sole discretion of the Board, so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, do not exceed the following annual rates as a percentage of the class' average daily net assets:

Fee Rates Contractual through August 31, 2016
Class A	0.81%
Class B	1.56
Class C	1.56
Class R4	0.56
Class Z	0.56

Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend and interest expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At April 30, 2016, these differences are primarily due to differing treatment for Trustees' deferred compensation and distributions. To the extent these differences are permanent, reclassifications are made among the components of the Fund's net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications.

The Fund did not have any permanent differences; therefore, no reclassifications were made to the Statement of Assets and Liabilities.

The tax character of distributions paid during the years indicated was as follows:

Year Ended April 30,	2016	2015
Ordinary income	$38,653	$37,088
Tax-exempt income	6,564,437	6,686,128
Long-term capital gains	674,908	40,012
Total	$7,277,998	$6,763,228

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

Annual Report 2016
28

COLUMBIA AMT-FREE VIRGINIA INTERMEDIATE MUNI BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

April 30, 2016

At April 30, 2016, the components of distributable earnings on a tax basis were as follows:

Undistributed tax-exempt income	$1,210,845
Undistributed long-term capital gains	622,865
Net unrealized appreciation	15,430,966

At April 30, 2016, the cost of investments for federal income tax purposes was $200,350,897 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$16,392,482
Unrealized depreciation	(961,516)
Net unrealized appreciation	$15,430,966

Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $25,742,410 and $31,023,424, respectively, for the year ended April 30, 2016. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.

Note 6. Line of Credit

The Fund has access to a revolving credit facility whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Effective December 8, 2015, Citibank, N.A. and HSBC Bank USA, N.A. joined JPMorgan Chase Bank, N.A. (JPMorgan) as lead of a syndicate of banks under the credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, that permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of

0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. Prior to December 8, 2015, JPMorgan was the sole lead bank under the credit facility agreement that permitted borrowings up to $550 million under the same terms and interest rates as described above with the exception of the commitment fee which was charged at a rate of 0.075% per annum.

The Fund had no borrowings during the year ended April 30, 2016.

Note 7. Significant Risks

Shareholder Concentration Risk

At April 30, 2016, one unaffiliated shareholder of record owned 78.4% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Credit Risk

Credit risk is the risk that the value of debt securities in the Fund's portfolio may decline because the issuer may default and fail to pay interest or repay principal when due. Rating agencies assign credit ratings to debt securities to indicate their credit risk. Lower rated or unrated debt securities held by the Fund may present increased credit risk as compared to higher-rated debt securities.

Interest Rate Risk

Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities tend to fall, and if interest rates fall, the values of debt securities tend to rise. Actions by governments and central banking authorities can result in increases in interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund's performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates.

Liquidity Risk

Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the

Annual Report 2016
29

COLUMBIA AMT-FREE VIRGINIA INTERMEDIATE MUNI BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

April 30, 2016

Fund's investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.

Geographic Concentration Risk

Because the Fund invests substantially in municipal securities issued by the state identified in the Fund's name and political sub-divisions of that state, the Fund will be particularly affected by adverse tax, legislative, regulatory, demographic or political changes as well as changes impacting the state's financial, economic or other condition and prospects. In addition, because of the relatively small number of issuers of tax-exempt securities in the state, the Fund may invest a higher percentage of assets in a single issuer and, therefore, be more exposed to the risk of loss than a fund that invests more broadly. The value of municipal and other securities owned by the Fund also may be adversely affected by future changes in federal or state income tax laws.

Note 8. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 9. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the Funds' Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the SEC on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2016
30

COLUMBIA AMT-FREE VIRGINIA INTERMEDIATE MUNI BOND FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Columbia Funds Series Trust and the Shareholders of
Columbia AMT-Free Virginia Intermediate Muni Bond Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia AMT-Free Virginia Intermediate Muni Bond Fund (the "Fund", a series of Columbia Funds Series Trust) at April 30, 2016, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2016 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where such confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Minneapolis, MN
June 21, 2016

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COLUMBIA AMT-FREE VIRGINIA INTERMEDIATE MUNI BOND FUND

FEDERAL INCOME TAX INFORMATION

(Unaudited)

The Fund hereby designates the following tax attributes for the fiscal year ended April 30, 2016. Shareholders will be notified in early 2017 of the amounts for use in preparing 2016 income tax returns.

Tax Designations

Capital Gain Dividend	$953,749
Exempt-Interest Dividends	99.41%

Capital Gain Dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.

Exempt-Interest Dividends. The percentage of net investment income distributed during the fiscal year that qualifies as exempt-interest dividends for federal income tax purposes.

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COLUMBIA AMT-FREE VIRGINIA INTERMEDIATE MUNI BOND FUND

TRUSTEES AND OFFICERS

Shareholders elect the Board that oversees the Fund's operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund's Trustees, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, members generally may serve through the end of the calendar year in which they reach either the mandatory retirement age established by the Board or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

Trustees

Independent Trustees

Name, Address, Year of Birth	Position Held With the Funds and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Trustee since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees	120	Trustee, BlueCross BlueShield of Minnesota (Chair of the Business Development Committee) since 2009; Chair of the Robina Foundation since August 2013
Edward J. Boudreau, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000; FINRA Industry Arbitrator, 2002-present; Chairman and Chief Executive Officer, John Hancock Funds (asset management), Chairman and Interested Trustee for open-end and closed-end funds offered by John Hancock, 1989-2000; John Hancock Life Insurance Company, including SVP and Treasurer and SVP Information Technology, 1968-1988	118	Former Trustee, Boston Museum of Science (Chair of Finance Committee), 1985-2013; former Trustee, BofA Funds Series Trust (11 funds), 2005-2011
Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Trustee since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991	120	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of Human Resources Committee) since 1996

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COLUMBIA AMT-FREE VIRGINIA INTERMEDIATE MUNI BOND FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With the Funds and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
William P. Carmichael 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds; Chair of the Board from 1/14-11/15	Retired; Co-founder, The Succession Fund (provides exit strategies to owners of privately held companies), 1998-2007; Adjunct Professor of Finance, Kelley School of Business, Indiana University, 1993-2007; Senior Vice President, Sara Lee Corporation, 1991-1993; Senior Vice President and Chief Financial Officer, Beatrice Foods Company, 1984-1990; Vice President, Esmark, Inc., 1973-1984; Associate, Price Waterhouse, 1968-1972	120

Director, The Finish Line (athletic shoes and apparel) since July 2003; Director, International Textile Corp. since 2012; Director, hhgregg since May, 2015; former Director, Cobra Electronics Corporation (electronic equipment manufacturer), 1994-August 2014; former Director, Spectrum Brands, Inc. (consumer products), 2002-2009; former Director, Simmons Company (bedding), 2004-2010; former Trustee, BofA Funds Series Trust (11 funds), 2009-2011; former Director, McMoRan Exploration Company (oil and gas exploration and development), 2010-2013

Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 1950	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	120	Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative since 2010
William A. Hawkins 901 S. Marquette Ave. Minneapolis, MN 55402 1942	Chair of the Board since 11/15; Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting) since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010; Operation Hope, COO, 2004-2007; IndyMac Bancorp, President, CBG, 1999-2003; American General Bank, President, 1997-1999; Griffin Financial Services, CEO, 1981-1997; The Griffin Funds, CEO, 1992-1998	120	Former Trustee, BofA Funds Series Trust (11 funds), 2009-2015
R. Glenn Hilliard 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting) since April 2003; Non-Executive Director & Chairman, CNO Financial Group, Inc. (insurance), 2003-2011; Chair & CEO, ING Americas, 1996-2003	118	Chairman, BofA Funds Series Trust (11 funds); former Director, CNO Financial Group, Inc. (insurance), 2003-2011

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COLUMBIA AMT-FREE VIRGINIA INTERMEDIATE MUNI BOND FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With the Funds and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 1952	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Managing Director, Morgan Stanley, 1982-1989; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	120

Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)

Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 1941	Trustee since 2000 for Seligman Funds, since 11/08 for RiverSource Funds and since 6/11 for Nations Funds	Counsel, Lewis & Munday, P.C. (law firm) since 2004; Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation, 1993-1997	118

Lead Outside Director, Infinity Resources, Inc. (oil and gas exploration and production) since 1994; Lead Outside Director, Digital Ally, Inc. (digital imaging) since September 2005; Trustee, Marygrove College (Chair of Finance Committee) since 2007; former Director, OGE Energy Corp. (energy and energy services), 2007-2014

Minor M. Shaw 901 S. Marquette Ave. Minneapolis, MN 55402 1947	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	120

Director, Piedmont Natural Gas; Director, BlueCross BlueShield of South Carolina since April 2008; Chair of the Duke Endowment; Director, National Association of Corporate Directors, Carolinas Chapter since 2013; Chair of Greenville — Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011

Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Trustee since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	Managing Director, Forester Biotech (consulting), 2001-2003; Chief Executive Officer and Director, RiboNovix, Inc., (biotechnology), 2003-2010; President and Chief Executive Officer of CMT Inc., 2001-2003; Aquila Biopharmaceuticals Inc., 1996-2000; Cambridge Biotech Corporation, 1995-1996; Mitotix Inc., 1993-1994	120	Director, Abt Associates
				(government contractor) since 2001; Director, Boston Children's Hospital since 2002; Director, Healthways, Inc. (health and well-being solutions) since 2005; Director, ICI Mutual Insurance Company, since 2011

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COLUMBIA AMT-FREE VIRGINIA INTERMEDIATE MUNI BOND FUND

TRUSTEES AND OFFICERS (continued)

Interested Trustee Not Affiliated with Investment Manager*

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Anthony M. Santomero 901 S. Marquette Ave. Minneapolis, MN 55402 1946	Trustee since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000-2006; Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	118

Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Renaissance Reinsurance Ltd. since May 2008; Director, Citigroup Inc. since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011

* Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the Funds to be an "interested person" (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Funds or accounts advised/managed by the Investment Manager.

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COLUMBIA AMT-FREE VIRGINIA INTERMEDIATE MUNI BOND FUND

TRUSTEES AND OFFICERS (continued)

Interested Trustee Affiliated with Investment Manager*

Name, Address, Year of Birth	Position Held With the Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
William F. Truscott c/o Columbia Management Investment Advisers, LLC, 225 Franklin St. Boston, MA 02110 1960	Trustee since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds

Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012 and President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012.

178

Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; Former Director, Ameriprise Certificate Company, 2006-January 2013

* Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.

The Statement of Additional Information has additional information about the Fund's Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary; or visiting columbiathreadneedle.com/us.

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COLUMBIA AMT-FREE VIRGINIA INTERMEDIATE MUNI BOND FUND

TRUSTEES AND OFFICERS (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund's other officers are:

Fund Officers

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel January 2010-December 2014; and Vice President and Group Counsel or Counsel 2004-January 2010); officer of Columbia Funds and affiliated funds since 2007.

Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011), Chief Financial Officer (2009) and Chief Accounting Officer (2015)

Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004-April 2010; senior officer of Columbia Funds and affiliated funds since 2002.

Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011), Chief Legal Officer (2015) and Assistant Secretary (2008)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since November 2008 and January 2013, respectively (previously Chief Counsel, January 2010-January 2013 and Group Counsel, November 2008-January 2010).

Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)

Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Compliance Executive, Bank of America, 2005-April 2010.

Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)

Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Director and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007-April 2010.

Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Associate General Counsel, Bank of America, 2005-April 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)

Managing Director and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, 2009-April 2010, and Vice President — Asset Management and Trust Company Services, 2006-2009).

Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)

President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009; President, RiverSource Service Corporation 2004-2010.

Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Vice President and Secretary (2015)

Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011 (previously, Counsel from May 2010 to August 2011); Assistant General Counsel, Bank of America, 2005-April 2010; officer of Columbia Funds and affiliated funds since 2005.

Annual Report 2016
38

COLUMBIA AMT-FREE VIRGINIA INTERMEDIATE MUNI BOND FUND

IMPORTANT INFORMATION ABOUT THIS REPORT

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedle.com/us; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedle.com/us, or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund's complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2016
39

Columbia AMT-Free Virginia Intermediate Muni Bond Fund

P.O. Box 8081

Boston, MA 02266-8081

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to columbiathreadneedle.com/us. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies.

All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804

© 2016 Columbia Management Investment Advisers, LLC.

columbiathreadneedle.com/us

ANN239_04_F01_(06/16)

ANNUAL REPORT

April 30, 2016

COLUMBIA SHORT TERM MUNICIPAL BOND FUND

PRESIDENT'S MESSAGE

Dear Shareholders,

Volatility comes with the territory for long-term investors. Some investors instinctively want to pull out of the market or sell underperforming investments at the first sign of increased volatility or perhaps even as soon as they perceive it on the horizon. But taking yourself out of the market could mean losing out on potential opportunities, and putting your longer-term investment goals at risk.

Cumulative return is not just about achieving high returns when markets are going up; it's also about remaining invested and minimizing losses during weak or volatile markets so that you can participate on the upside. Developing a deeper understanding of the various risks your portfolio is subject to can help you balance these risks.

Diversification is critical in seeking to achieve that balance. We believe that most portfolios could be more effectively diversified either by introducing holdings with performance profiles unrelated to existing holdings (like alternative products) or by rebalancing existing holdings with an eye toward risk allocation. Over time, distributing risk more evenly may produce a more pronounced diversification benefit and may improve portfolio efficiency. We believe market volatility can create significant opportunities and, in fact, these periods may be some of the very best times to invest.

With this in mind, I thought it important to highlight excerpts from a piece written by Colin Moore, Global Chief Investment Officer, in which he touches on some of these issues emphasizing the importance of a properly constructed portfolio in seeking to effectively manage volatility and to achieve consistency of returns. I encourage you to read the article in its entirety. To access the full article and for other insights on current market, please visit blog.columbiathreadneedleus.com/latest-perspectives.

You need investments that are designed to help you ease the impact of volatile market environments and keep the savings you have worked tirelessly to amass. Columbia Threadneedle Investments provides investment solutions to help you tackle financial challenges and achieve your desired outcome.

Best regards,

Christopher O. Petersen
President, Columbia Funds

Excerpts from:

Taking the scare out of the volatility bogeyman

By Colin Moore, Global Chief Investment Officer

Colin Moore is the global chief investment officer for Columbia Threadneedle Investments. His responsibilities include ensuring that a disciplined investment process is in place across all asset classes, including equity and fixed income. Mr. Moore joined one of the Columbia Threadneedle Investments legacy firms in 2002 as head of equity and was also head of fixed income and liquidity strategies from 2009 – 2010.

■  In today's low growth, higher volatility world, the emphasis is shifting from maximization of returns to consistency of returns.

Annual Report 2016

PRESIDENT'S MESSAGE (continued)

■  Portfolios should represent the behavioral risk-return tradeoff of investors, remembering that they won't stay invested to realize the return if we get the risk tolerance wrong.

■  Holding long-term savings in cash to avoid volatility (the financial equivalent of hiding under the sheets) is detrimental to achieving long-term goals.

According to Wikipedia, "The bogeyman is a common allusion to a mythical creature in many cultures used to control behavior. This monster has no specific appearance, and conceptions about it can vary drastically from household to household within the same community; in many cases he has no set appearance in the mind of an adult or child, but is simply a non-specific embodiment of terror." Different cultures have different names and physical representations for the bogeyman, and investors are no different. We have terrible monsters that we fear may destroy our portfolios, and we call one of the scariest of them volatility.

While the bogeyman is mythical (I hope!), volatility is real and can cause serious damage. To understand why investors have such a hard time coping with volatility, we first need to define three cognitive biases at work in today's investment environment:

1)  Recency bias — something that has recently come to the forefront of our attention, regardless of how long established it is, suddenly seems to appear with improbable frequency.

2)  Negativity bias — we tend to have a greater recall of unpleasant memories than positive memories.

3)  Loss aversion — our dissatisfaction with losing money tends to be greater than our satisfaction with making money.

The level of volatility varies dramatically, and so does investor fear and panic selling — waxing when volatility rises, waning when it falls. Recent studies have pointed to demographics as an important driver of panic selling. The theory is that as people get closer to retirement, the prospects of a large (20% – 30%) loss in financial assets can have a much more pronounced effect on their sense of well-being. Wealth preservation instincts kick in much more quickly than for younger (and typically less wealthy) savers.

The reality is that there is little opportunity for return without volatility. Therefore, the bogeyman effect of holding long-term savings in cash to avoid volatility (the financial equivalent of hiding under the sheets) is detrimental to achieving long-term goals. This effect tends to be more pronounced during the episodic spikes in volatility. The significant spike in volatility in 2008 and 2009 led to significant withdrawals from long-term investment funds over the same period. Less pronounced effects can also be seen when comparing 2001 – 2003 and 2011 – 2012. Conversely, flows picked up when volatility returned to "normal" levels. Investor behavior of this type is consistent with the three behavioral biases.

I believe average volatility will be higher over the next 10 years than the last 10 years and episodic spikes will increase in frequency because sustainable economic growth will be structurally lower and geopolitical risk higher than any time since World War II. Low growth creates uncertainty while loss aversion will make investors fear that we are one economic mishap or geopolitical event away from no growth or recession. The result will be higher volatility on average. Negativity bias will tend to exacerbate "spike" reactions to event-driven geopolitical news, and the volatility bogeyman will appear more often. Assuming the behavioral biases continue, investor returns are likely to be very disappointing regardless of the total return generated by financial markets due to the bogeyman effect.

To mitigate this effect, we need to focus on portfolio construction and an improved understanding of diversification. I accept that equities are likely to offer the highest return over the next 10 years, but they also offer the highest volatility. Many portfolio construction optimization tools use historical average volatility, which is likely to underestimate the volatility investors will face. The bogeyman emerges when individual asset class volatility spikes and cross correlations rise, the combination of which increases overall portfolio volatility far beyond expectation. Diversification is meant to protect investors against volatility, but what's the point of owning lots of investments if the volatility bogeyman has not been properly estimated?

Most importantly, portfolios should be constructed to properly represent the behavioral risk-return tradeoff of investors, remembering that they won't stay invested to realize the return if we get the risk tolerance wrong. In a low growth, higher volatility world, the emphasis is shifting to return consistency rather than return maximization,

Annual Report 2016

PRESIDENT'S MESSAGE (continued)

and investors are best served through investment approaches that appreciate that distinction. Even though it's a permanent feature of financial markets, volatility is less likely to be the bogeyman we all fear if portfolios are constructed with this understanding.

Please visit blog.columbiathreadneedleus.com/latest-perspectives to read the entire article.

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus and summary prospectus, which contains this and other important information about a fund, visit columbiathreadneedle.com/us. The prospectus should be read carefully before investing.

The views expressed are as of April 2016, may change as market or other conditions change, and may differ from views expressed by other Columbia Management Investment Advisers, LLC (CMIA) associates or affiliates. Actual investments or investment decisions made by CMIA and its affiliates, whether for its own account or on behalf of clients, will not necessarily reflect the views expressed. This information is not intended to provide investment advice and does not account for individual investor circumstances. Investment decisions should always be made based on an investor's specific financial needs, objectives, goals, time horizon and risk tolerance. Asset classes described may not be suitable for all investors.

Past performance does not guarantee future results, and no forecast should be considered a guarantee either. Since economic and market conditions change frequently, there can be no assurance that the trends described here will continue or that the forecasts are accurate.

Diversification does not guarantee a profit or protect against loss.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2016 Columbia Management Investment Advisers, LLC. All rights reserved

Annual Report 2016

COLUMBIA SHORT TERM MUNICIPAL BOND FUND

Performance Overview	2
Manager Discussion of Fund Performance	4
Understanding Your Fund's Expenses	7
Portfolio of Investments	8
Statement of Assets and Liabilities	25
Statement of Operations	27
Statement of Changes in Net Assets	28
Financial Highlights	30
Notes to Financial Statements	36
Report of Independent Registered Public Accounting Firm	43
Federal Income Tax Information	44
Trustees and Officers	45
Important Information About This Report	51

Fund Investment Manager

Columbia Management Investment
Advisers, LLC
225 Franklin Street
Boston, MA 02110

Fund Distributor

Columbia Management Investment
Distributors, Inc.
225 Franklin Street
Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment
Services Corp.
P.O. Box 8081
Boston, MA 02266-8081

For more information about any of the funds, please visit columbiathreadneedle.com/us or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2016

COLUMBIA SHORT TERM MUNICIPAL BOND FUND

PERFORMANCE OVERVIEW

Performance Summary

■  Columbia Short Term Municipal Bond Fund (the Fund) Class A shares returned 0.74% excluding sales charges for the 12-month period that ended April 30, 2016. The Fund's Class Z shares returned 0.99% during the same time period.

■  The Fund underperformed its benchmark, the Barclays 1-3 Year Municipal Bond Index, which returned 1.13% for the same time period.

■  Effective credit quality and yield curve positioning overall contributed positively, virtually offset by the negative effect of duration positioning. Sector positioning and security selection generated mixed results during the reporting period.

Average Annual Total Returns (%) (for period ended April 30, 2016)

	Inception	1 Year	5 Years	10 Years
Class A	11/02/93
Excluding sales charges		0.74	0.85	1.97
Including sales charges		-0.31	0.64	1.87
Class B	10/12/93	0.00	0.10	1.21
Class C	05/19/94
Excluding sales charges		0.00	0.10	1.21
Including sales charges		-1.00	0.10	1.21
Class R4*	03/19/13	1.09	1.10	2.23
Class R5*	11/08/12	1.10	1.16	2.26
Class Z	10/07/93	0.99	1.10	2.23
Barclays 1-3 Year Municipal Bond Index		1.13	1.12	2.43

Returns for Class A are shown with and without the maximum initial sales charge of 1.00%. Returns for Class C are shown with and without the applicable contingent deferred sales charge (CDSC) of 1.00% in the first year. The Fund's other classes are not subject to sales charges and have limited eligibility. Please see the Fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedle.com/us or calling 800.345.6611.

*The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund's oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedle.com/us/investment-products/mutual-funds/appended-performance for more information.

The Barclays 1-3 Year Municipal Bond Index is an unmanaged index which consists of a broad selection of investment grade general obligation and revenue bonds of maturities ranging from one year to three years.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2016

COLUMBIA SHORT TERM MUNICIPAL BOND FUND

PERFORMANCE OVERVIEW (continued)

Performance of a Hypothetical $10,000 Investment (May 1, 2006 – April 30, 2016)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Short Term Municipal Bond Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.

Annual Report 2016

COLUMBIA SHORT TERM MUNICIPAL BOND FUND

MANAGER DISCUSSION OF FUND PERFORMANCE

Portfolio Management

Catherine Stienstra

Anders Myhran, CFA

Top Ten States/Territories (%) (at April 30, 2016)
New York	27.7
Illinois	16.2
New Jersey	5.8
Texas	5.6
California	4.2
Washington	3.8
Pennsylvania	3.8
Kentucky	3.3
Florida	2.9
Connecticut	2.8

Percentages indicated are based upon total investments (excluding Money Market Funds).

For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

For the 12-month period that ended April 30, 2016, the Fund's Class A shares returned 0.74% excluding sales charges. Class Z shares of the Fund returned 0.99%. The Fund underperformed its benchmark, the Barclays 1-3 Year Municipal Bond Index, which returned 1.13% for the same period. Effective credit quality and yield curve positioning overall contributed positively, virtually offset by the negative effect of duration positioning. Sector positioning and security selection generated mixed results during the annual period.

Shifting Fed Policy Pressured Short-Term Tax-Exempt Bond Market

Overall, municipal bonds outperformed most asset classes in 2015 and posted ten consecutive months of positive returns as of April 2016. However, the short-term municipal bond market was somewhat pressured, as longer dated securities outperformed short-term municipal bonds during the reporting period. Also, lower quality, higher yielding municipal bonds generally outperformed their higher quality, lower yielding counterparts.

The key factor impacting the tax-exempt fixed-income market during the period was perception about Federal Reserve (Fed) monetary policy. The Fed's language shifted throughout the period, moving from a "balance of risk" stance early in the period to implementing its first interest rate increase since 2006 in December 2015. The Fed subsequently lowered expectations about the number of further interest rate hikes likely to be implemented in 2016 and shifted its focus on various global and domestic factors in between. The ever-changing communications from the Fed created significant volatility in municipal bond yield curve activity. Overall, the municipal bond yield curve across the spectrum of maturities flattened during the period, as yields on long-term maturities declined and yields on short-term maturities rose. Similarly, the short-term municipal bond yield curve, i.e. from one-year to five-year maturities, flattened, as one-year maturity yields rose, while three-year and five-year maturity yields declined. (There is an inverse relationship between bond prices and yield movements, so that bond prices fall when yields rise and vice versa.)

Still, underlying municipal bond market fundamentals remained sound throughout the period, as the gradually growing U.S. economy drove sales, property and income tax revenues higher, while state and local government spending stayed restrained. Select negative credit stories made headlines, including Puerto Rico's multi-notch downgrade, unfunded pensions and/or budget impasses in Illinois, New Jersey, Pennsylvania and Connecticut and turmoil in the Chicago Public Schools. However, such stories were not representative of the general health of the broad municipal bond market, and overall, the default environment remained benign. There were more credit upgrades than downgrades. Municipal bonds were broadly viewed as a relatively safe haven during the period, as volatile equity markets drove investors to the segment.

The technical, or supply and demand, landscape for the municipal bond market overall also supported tax-exempt fixed-income market performance. Supply on the national and state levels declined, with

Annual Report 2016

COLUMBIA SHORT TERM MUNICIPAL BOND FUND

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

refunding activity down considerably although new money issuance was up. Meanwhile, demand, as evidenced by mutual fund flows, was strong during the period. Indeed, year-to-date through April 30, 2016 mutual fund inflows were the highest seen in the last five years, as investors continued to search for attractive levels of tax-exempt income.

Exposure to IDR/PCR Sector and Chicago Credits Hampered Returns

Detracting from the Fund's relative results was having an underweight exposure to industrial development revenue/pollution control revenue (IDR/PCR) bonds, as this was the best performing sector in the benchmark during the period. Having a modestly overweight exposure to Chicago general obligation securities also hurt, as these spreads, or yield differential to AAA-rated municipal bonds, widened. Chicago credits continued to struggle in light of headlines around its pension reform attempts and ratings downgrades.

The Fund's duration positioning also hurt its relative results during the period. The Fund had a modestly shorter duration stance than that of the benchmark for most of the period.

Credit Quality Allocation and Yield Curve Positioning Overall Boosted Results

As lower quality securities overall outperformed higher quality securities during the period, having overweight allocations to bonds rated A and BBB and exposure to non-rated securities and having underweight allocations to bonds rated AAA added value. The Fund also benefited from its yield curve positioning. The Fund had exposure to bonds with maturities of more than three years, which, not part of the benchmark, contributed positively, as longer dated maturities outperformed shorter term maturities even within the short-term segment, i.e. one to five year range, of the municipal bond yield curve. This positive contribution was only partially offset by an overweight to bonds with maturities of one year and less, which hurt, as yields rose in this portion of the municipal bond yield curve.

From a sector perspective, having an underweight to pre-refunded* bonds boosted the Fund's relative results. The pre-refunded sector is generally a higher quality one, which underperformed lower quality sectors during the period. Having an overweight exposure to the transportation sector also helped, as these bonds tend to be of lower quality, which, as mentioned, outperformed higher quality bonds during the period. Security selection among state general obligation bonds, local general obligation bonds and transportation bonds contributed positively as well.

Fundamental Analysis Drove Portfolio Changes

We adjusted the Fund's duration during the period, shifting primarily between a modestly shorter duration than that of the benchmark and a more neutral duration stance depending upon then-current statements by the Fed. We maintained the Fund's barbell structure (larger weightings in the ends of the spectrum, with minimal weightings in the middle), but

Quality Breakdown (%) (at April 30, 2016)
AAA rating	4.6
AA rating	32.7
A rating	34.1
BBB rating	12.6
BB rating	0.8
Not rated	15.2
Total	100.0

Percentages indicated are based upon total fixed income investments (excluding Money Market Funds).

Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the middle rating of Moody's, S&P and Fitch, after dropping the highest and lowest available ratings. When ratings are available from only two rating agencies, the lower rating is used. When a rating is available from only one rating agency, that rating is used. When a bond is not rated by any rating agency, it is designated as "Not rated." Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager and/or Fund's subadviser incorporates into its credit analysis process, along with such other issuer-specific factors as cash flows, capital structure and leverage ratios, ability to de-leverage (repay) through free cash flow, quality of management, market positioning and access to capital, as well as such security-specific factors as the terms of the security (e.g., interest rate and time to maturity) and the amount and type of any collateral.

Annual Report 2016

COLUMBIA SHORT TERM MUNICIPAL BOND FUND

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

Investment Risks

Fixed-income securities present issuer default risk. The Fund invests substantially in municipal securities and will be affected by tax, legislative, regulatory, demographic or political changes, as well as changes impacting a state's financial, economic or other conditions. A relatively small number of tax-exempt issuers may necessitate the Fund investing more heavily in a single issuer and, therefore, be more exposed to the risk of loss than a fund that invests more broadly. Prepayment and extension risk exists as a loan, bond or other investment may be called, prepaid or redeemed before maturity and that similar yielding investments may not be available for purchase. Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. A rise in interest rates may result in a price decline of fixed-income instruments held by the Fund, negatively impacting its performance and NAV. Falling rates may result in the Fund investing in lower yielding debt instruments, lowering the Fund's income and yield. These risks may be heightened for longer maturity and duration securities. Federal and state tax rules apply to capital gain distributions and any gains or losses on sales. Income may be subject to state, local or alternative minimum taxes. See the Fund's prospectus for more information on these and other risks.

allowed the overweight in bonds with maturities of one year and under to become less pronounced as we used the short-term end of the Fund's barbell structure as a source of liquidity. From a credit-quality perspective, we increased the Fund's emphasis on bonds rated A and BBB as we sought to add yield. We trimmed the Fund's overweight to Illinois state general obligation bonds given the state's lingering budget impasse. We modestly increased the Fund's position in Chicago general obligation bonds, shifting from a neutral weighting relative to the benchmark to an overweight. We reduced the Fund's exposure to California state bonds, as spreads compressed to what we view as rich levels given strong demand for the state's tax-exempt securities.

*Pre-refunded bonds, also known as advance refunding, is a procedure in which a bond issuer floats a second bond at a lower interest rate, and the proceeds from the sale of the second bond are invested, usually in Treasury securities, which in turn, are held in escrow collateralizing the first bond. Advance refunded bonds no longer represent the credit risk profile of the original borrower, and given the high credit quality of the escrow account they often increase in value — sometimes significantly.

Annual Report 2016

COLUMBIA SHORT TERM MUNICIPAL BOND FUND

UNDERSTANDING YOUR FUND'S EXPENSES

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund's Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the "Actual" column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare With Other Funds" below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

November 1, 2015 – April 30, 2016

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund's Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,003.80	1,021.28	3.59	3.62	0.72
Class B	1,000.00	1,000.00	1,000.00	1,017.55	7.31	7.37	1.47
Class C	1,000.00	1,000.00	1,000.00	1,017.55	7.31	7.37	1.47
Class R4	1,000.00	1,000.00	1,005.10	1,022.53	2.34	2.36	0.47
Class R5	1,000.00	1,000.00	1,004.70	1,023.07	1.79	1.81	0.36
Class Z	1,000.00	1,000.00	1,005.10	1,022.53	2.34	2.36	0.47

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 366.

Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

Annual Report 2016

COLUMBIA SHORT TERM MUNICIPAL BOND FUND

PORTFOLIO OF INVESTMENTS

April 30, 2016

(Percentages represent value of investments compared to net assets)

Municipal Bonds 76.5%

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
ALABAMA 1.0%
Alabama 21st Century Authority Revenue Bonds Series 2012A 06/01/18	5.000%	1,250,000	1,351,688
Alabama Federal Aid Highway Finance Authority Revenue Bonds Grant Anticipation - GARVEE Series 2012 09/01/20	5.000%	2,210,000	2,569,390
Alabama Public School & College Authority Refunding Revenue Bonds Pool Series 2012A 03/01/18	5.000%	7,510,000	8,096,531
City of Birmingham Refunding Limited General Obligation Notes Series 2016A(a) 04/01/18	5.000%	6,045,000	6,452,191
Total			18,469,800
ALASKA 0.5%
Alaska Railroad Corp. Refunding Revenue Bonds Sections 5307 & 5337 Series 2015 08/01/18	5.000%	4,500,000	4,878,450
Municipality of Anchorage Unlimited General Obligation Refunding Bonds General Purpose Series 2014B 09/01/19	5.000%	3,645,000	4,129,785
Total			9,008,235
ARIZONA 1.4%
Arizona Health Facilities Authority Refunding Revenue Bonds Banner Health Series 2015A 01/01/20	5.000%	2,000,000	2,286,940
01/01/21	5.000%	2,435,000	2,857,789
Arizona School Facilities Board Certificate of Participation Series 2008 09/01/18	5.750%	5,935,000	6,605,002
Arizona Transportation Board Refunding Revenue Bonds Series 2014 07/01/19	5.000%	4,250,000	4,803,690

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
City of Glendale Limited General Obligation Refunding Bonds Series 2015 (AGM) 07/01/19	4.000%	1,350,000	1,464,655
County of Maricopa Certificate of Participation Series 2015 07/01/18	5.000%	3,645,000	3,959,126
County of Pima Sewer System Revenue Bonds Series 2012A 07/01/16	3.000%	450,000	451,980
07/01/16	4.000%	500,000	503,060
Maricopa County Industrial Development Authority Revenue Bonds Dignity Health Series 2007A 07/01/18	5.000%	1,845,000	1,932,767
State of Arizona Refunding Certificate of Participation Department of Administration Series 2013B 10/01/16	5.000%	175,000	178,245
Total			25,043,254
ARKANSAS 0.8%
Arkansas Development Finance Authority Refunding Revenue Bonds Baptist Health Series 2015A 12/01/17	4.000%	1,530,000	1,606,393
12/01/18	5.000%	2,640,000	2,907,643
12/01/19	5.000%	8,095,000	9,195,192
Total			13,709,228
CALIFORNIA 2.7%
Brea Redevelopment Agency Refunding Tax Allocation Bonds Redevelopment Project Series 2013 08/01/17	5.000%	950,000	1,001,357
08/01/18	5.000%	995,000	1,088,450
California State Public Works Board Refunding Revenue Bonds Series 2014G 01/01/19	5.000%	13,500,000	14,958,000
Revenue Bonds Various Capital Projects Series 2013I 11/01/17	5.000%	750,000	798,600

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA SHORT TERM MUNICIPAL BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

April 30, 2016

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
City of San Jose Airport Revenue Bonds Series 2007A (AMBAC) AMT(b) 03/01/17	5.000%	5,415,000	5,600,085
Glendale Redevelopment Agency Successor Agency Refunding Tax Allocation Bonds Central Glendale Redevelopment Subordinated Series 2013 (AGM) 12/01/16	4.000%	1,000,000	1,020,100
12/01/17	4.000%	1,235,000	1,298,442
Port of Los Angeles Refunding Revenue Bonds Series 2014A AMT(b) 08/01/17	4.000%	2,980,000	3,098,783
Sacramento City Financing Authority Refunding Revenue Bonds EPA Building Series 2013A 05/01/16	4.000%	750,000	750,157
State of California Unlimited General Obligation Bonds Various Purpose Series 2013 02/01/18	5.000%	10,000,000	10,754,900
Series 2014 10/01/18	5.000%	5,000,000	5,512,900
Unlimited General Obligation Refunding Bonds Veterans Bond Series 2015 12/01/18	1.050%	1,190,000	1,197,711
Total			47,079,485
COLORADO 0.6%
Colorado Health Facilities Authority Refunding Revenue Bonds Evangelical Lutheran Good Samaritan Society Series 2015 06/01/17	3.000%	300,000	306,150
06/01/18	3.000%	550,000	569,415
06/01/19	4.000%	900,000	964,413
E-470 Public Highway Authority Refunding Revenue Bonds Series 2015A 09/01/19	5.000%	1,000,000	1,127,720
E-470 Public Highway Authority(e) Revenue Bonds Capital Appreciation Senior Series 1997B (NPFGC) 09/01/16	0.000%	4,460,000	4,444,747

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Regional Transportation District Refunding Certificate of Participation Series 2013A 06/01/16	5.000%	3,045,000	3,057,783
Total			10,470,228
CONNECTICUT 2.2%
City of Bridgeport Unlimited General Obligation Refunding Bonds Series 2012B 08/15/17	5.000%	5,000,000	5,268,350
City of New Britain Unlimited General Obligation Refunding Bonds Series 2016A (BAM) 03/01/20	5.000%	1,000,000	1,139,180
03/01/21	5.000%	1,500,000	1,748,490
Connecticut Housing Finance Authority Refunding Revenue Bonds Series 2014 11/15/44	4.000%	4,010,000	4,243,662
Revenue Bonds Series 2014A-1 11/15/44	4.000%	4,015,000	4,295,729
Connecticut State Health & Educational Facility Authority(c) Revenue Bonds Church Home of Hartford, Inc. Series 2016 09/01/20	2.875%	700,000	701,589
09/01/21	3.250%	850,000	853,638
State of Connecticut Unlimited General Obligation Refunding Bonds Series 2014C 12/15/18	5.000%	5,200,000	5,751,304
Series 2014H 11/15/19	5.000%	13,500,000	15,341,670
Total			39,343,612
FLORIDA 2.9%
Citizens Property Insurance Corp. Revenue Bonds Senior Secured Series 2012A-1 06/01/17	5.000%	15,000,000	15,684,600
Series 2015A-1 06/01/18	5.000%	1,000,000	1,063,000
06/01/20	5.000%	3,925,000	4,452,520
City of Jacksonville Refunding Revenue Bonds Better Jacksonville Series 2012 10/01/17	5.000%	2,000,000	2,120,440
The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA SHORT TERM MUNICIPAL BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

April 30, 2016

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
City of Tampa Revenue Bonds Baycare Health Systems Series 2010 11/15/16	5.000%	2,000,000	2,048,060
County of Broward Airport System(b) Refunding Revenue Bonds Series 2015C AMT 10/01/19	5.000%	3,000,000	3,386,460
10/01/20	5.000%	1,885,000	2,186,392
County of Miami-Dade Aviation Refunding Revenue Bonds Series 2014 AMT(b) 10/01/20	5.000%	2,000,000	2,322,120
Florida Housing Finance Corp. Revenue Bonds Homeowner Mortgage Special Program Series 2010A (GNMA/FNMA/FHLMC) 07/01/28	5.000%	1,305,000	1,368,867
Florida Municipal Loan Council Revenue Bonds 9B Design-Build-Finance Project Series 2012 08/15/16	1.750%	1,910,000	1,913,190
Hillsborough County Aviation Authority Refunding Revenue Bonds Tampa International Subordinated Series 2013A AMT(b) 10/01/19	5.000%	2,000,000	2,257,640
Pasco County School Board Revenue Bonds Series 2013 10/01/18	5.000%	1,000,000	1,097,370
School Board of Miami-Dade County (The) Refunding Bonds Certificate of Participation Series 2015D 02/01/20	5.000%	2,250,000	2,565,810
Refunding Certificate of Participation Series 2015A 05/01/19	5.000%	2,000,000	2,232,920
St. Johns County School Board Refunding Certificate of Participation Series 2015 07/01/19	5.000%	1,000,000	1,123,910
07/01/20	5.000%	2,000,000	2,308,780
St. Johns River Power Park Refunding Revenue Bonds Issue 2 Series 2011-23 10/01/17	5.000%	3,000,000	3,183,750
Total			51,315,829

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
GEORGIA 1.2%
Burke County Development Authority Refunding Revenue Bonds Georgia Power Co. Plant Vogtle Project Series 2015 10/01/32	2.350%	7,700,000	7,897,659
Revenue Bonds Georgia Power Co. Plant Vogtle Project Series 2012 11/01/48	1.550%	5,000,000	5,006,200
City of Atlanta Department of Aviation Refunding Revenue Bonds General Series 2011A 01/01/19	5.000%	4,000,000	4,437,640
Monroe County Development Authority Revenue Bonds Georgia Power Co. Plant Scherer Series 2015 10/01/48	2.350%	4,000,000	4,102,680
Total			21,444,179
HAWAII 0.3%
State of Hawaii Airports System Refunding Revenue Bonds Series 2010B AMT(b) 07/01/17	5.000%	5,000,000	5,243,250
ILLINOIS 16.0%
Chicago Midway International Airport Refunding Revenue Bonds 2nd Lien Series 2004B (AMBAC) 01/01/18	5.000%	5,120,000	5,139,200
Chicago O'Hare International Airport Refunding Revenue Bonds Series 2015B 01/01/20	5.000%	3,000,000	3,412,950
01/01/21	5.000%	4,000,000	4,668,720
Revenue Bonds General 3rd Lien Series 2011B 01/01/17	5.000%	2,500,000	2,571,250
Series 2008B (AGM) 01/01/18	5.000%	10,000,000	10,302,200
Chicago O'Hare International Airport(b) Refunding Revenue Bonds General 2nd Lien Series 2012A AMT 01/01/17	5.000%	13,600,000	13,983,928
01/01/18	5.000%	11,340,000	12,068,708
Passenger Facility Charge Series 2012 AMT 01/01/17	5.000%	13,125,000	13,495,519

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA SHORT TERM MUNICIPAL BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

April 30, 2016

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Revenue Bonds General Purpose Senior Lien Seires 2013C AMT 01/01/21	5.000%	2,035,000	2,353,193
Chicago Park District Limited General Obligation Refunding Bonds Series 2015B 01/01/17	4.000%	1,000,000	1,016,710
01/01/18	4.000%	1,250,000	1,298,862
01/01/19	4.000%	1,750,000	1,850,450
Series 2015C 01/01/18	4.000%	1,500,000	1,558,635
01/01/19	4.000%	1,805,000	1,908,607
Unlimited General Obligation Refunding Bonds Alternative Revenue Source Series 2015 01/01/17	4.000%	1,235,000	1,255,637
01/01/18	4.000%	1,000,000	1,039,090
Chicago Transit Authority Refunding Revenue Bonds Federal Transit Administration Sectioin 5307 Urbanized Area Formula Funds Series 2015 06/01/20	5.000%	10,000,000	11,270,500
Federal Transit Administration Section 5307 Series 2015 06/01/18	5.000%	6,000,000	6,446,280
06/01/19	5.000%	5,000,000	5,518,250
Unrefunded Revenue Bonds Federal Transit Administration Series 2006 (AMBAC) 06/01/17	5.000%	2,875,000	2,936,985
City of Chicago Wastewater Transmission Refunding Revenue Bonds 2nd Lien Series 2001 (NPFGC) 01/01/18	5.500%	1,750,000	1,860,635
Series 2015C 01/01/18	5.000%	2,500,000	2,635,825
01/01/19	5.000%	2,810,000	3,037,385
01/01/20	5.000%	1,000,000	1,104,190
01/01/21	5.000%	1,000,000	1,116,110
City of Chicago Waterworks Revenue Bonds 2nd Lien Project Series 2014 11/01/18	4.000%	1,000,000	1,054,500
City of Chicago Refunding Revenue Bonds Series 2009A 01/01/22	5.000%	2,090,000	2,259,959
Unlimited General Obligation Bonds Neighborhoods Alive 21 Program Series 2015 Escrowed to Maturity 01/01/17	5.000%	245,000	251,983

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Series 2007D (AMBAC) 12/01/16	5.000%	2,695,000	2,735,829
Series 2008A (BAM/TCRS) 01/01/19	5.000%	4,000,000	4,172,680
Series 2010A 12/01/16	5.000%	2,500,000	2,536,550
Series 2015A 01/01/19	5.000%	1,300,000	1,348,256
01/01/20	5.000%	3,480,000	3,616,868
Series 2015B Escrowed to Maturity 01/01/17	5.000%	750,000	771,375
Unlimited General Obligation Notes Series 2015A 01/01/21	5.000%	5,000,000	5,195,750
Unlimited General Obligation Refunding Bonds Project Series 2006A (AGM) 01/01/18	4.250%	1,350,000	1,351,728
Series 1996A-2 (AMBAC) 01/01/18	5.500%	4,880,000	5,041,284
Series 2003B 01/01/18	5.000%	1,500,000	1,539,120
Series 2016C 01/01/20	5.000%	1,000,000	1,039,330
01/01/21	5.000%	1,800,000	1,870,470
01/01/22	5.000%	5,000,000	5,181,850
Unrefunded Unlimited General Obligation Bonds Neighborhoods Alive 21 Program Series 2015 01/01/17	5.000%	305,000	310,081
Series 2015B 01/01/17	5.000%	950,000	965,827
City of Springfield Electric Refunding Revenue Bonds Senior Lien Series 2015 03/01/19	5.000%	2,000,000	2,218,780
03/01/20	5.000%	2,000,000	2,273,540
Cook County Community High School District No. 228 Bremen Limited General Obligation Bonds Series 2014B 12/01/16	5.000%	1,250,000	1,280,812
12/01/17	5.000%	2,000,000	2,121,460
Illinois Finance Authority Refunding Revenue Bonds Advocate Health Care Series 2014 08/01/19	5.000%	600,000	676,434
Revenue Bonds Ascension Health Series 2012E 11/15/42	5.000%	2,000,000	2,084,040

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA SHORT TERM MUNICIPAL BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

April 30, 2016

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Illinois Finance Authority(d) Refunding Revenue Bonds Presbyterian Home Series 2016 05/01/36	1.656%	2,400,000	2,406,264
Illinois State Toll Highway Authority Refunding Revenue Bonds Series 2014A 12/01/20	5.000%	5,330,000	6,227,039
Kane Cook & DuPage Counties School District No. U-46 Elgin Unlimited General Obligation Refunding Bonds Series 2015C 01/01/19	5.000%	1,250,000	1,381,150
01/01/20	5.000%	1,500,000	1,706,475
Kane McHenry Cook & De Kalb Counties Unit School District No. 300 Unlimited General Obligation Refunding Bonds Series 2015 01/01/17	5.000%	625,000	642,688
01/01/18	5.000%	750,000	799,748
Railsplitter Tobacco Settlement Authority Revenue Bonds Series 2010 06/01/16	5.000%	8,280,000	8,312,654
Regional Transportation Authority Revenue Bonds Series 2003B (NPFGC) 06/01/19	5.500%	3,945,000	4,488,345
Series 2006A (NPFGC) 07/01/18	5.000%	4,970,000	5,008,368
State of Illinois Unemployment Compensation Trust Fund Revenue Bonds Series 2012B 06/15/17	5.000%	9,000,000	9,254,880
State of Illinois Revenue Bonds Build Illinois Series 2010 06/15/19	5.000%	4,575,000	5,121,072
Series 2011 06/15/18	3.000%	4,800,000	5,009,184
Unlimited General Obligation Bonds Series 2013CR (AGM) 04/01/21	5.000%	7,180,000	8,123,667
Series 2014 02/01/18	4.000%	2,750,000	2,862,200
04/01/18	5.000%	10,000,000	10,630,200
04/01/19	5.000%	10,000,000	10,842,900
Series 2016 01/01/20	5.000%	10,000,000	11,000,900
Unlimited General Obligation Notes Series 2012 09/01/17	4.000%	3,550,000	3,666,014

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Unlimited General Obligation Refunding Bonds Series 2012 08/01/16	5.000%	20,000,000	20,203,200
Unrefunded Revenue Bonds Build Illinois Series 2009B 06/15/20	5.000%	1,415,000	1,583,159
University of Illinois Refunding Certificate of Participation Series 2014C 03/15/19	5.000%	1,555,000	1,712,055
Total			286,730,487
INDIANA 1.0%
Indiana Finance Authority Refunding Revenue Bonds Indiana University Health Series 2016A 12/01/19	5.000%	1,100,000	1,255,199
12/01/20	5.000%	1,100,000	1,290,003
Series 2008A-1 11/01/16	5.000%	2,665,000	2,723,284
Revenue Bonds 2nd Lien-CWA Authority, Inc. Series 2011C 10/01/16	3.000%	10,000,000	10,096,100
Beacon Health System Obligation Group Series 2013 08/15/16	5.000%	1,000,000	1,012,910
Ivy Tech Community College Revenue Bonds Student Fee Series 2013R-1 07/01/17	5.000%	1,000,000	1,050,100
Total			17,427,596
IOWA 0.2%
Iowa Finance Authority Revenue Bonds Genesis Health System Series 2010 07/01/16	5.000%	1,150,000	1,159,097
People's Memorial Hospital of Buchanan County Revenue Bonds Series 2016 12/01/18	1.500%	3,000,000	2,990,880
Total			4,149,977
KENTUCKY 1.2%
Kentucky Rural Water Finance Corp. Refunding Revenue Bonds Series 2016A 02/01/18	1.250%	6,385,000	6,414,243

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA SHORT TERM MUNICIPAL BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

April 30, 2016

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Kentucky State Property & Building Commission Refunding Revenue Bonds Project #108 Series 2015B 08/01/19	5.000%	5,000,000	5,601,050
Project #112 Series 2016B 11/01/21	5.000%	6,000,000	7,051,260
Project No. 100 Series 2011A 08/01/18	5.000%	2,500,000	2,723,125
Total			21,789,678
LOUISIANA 1.4%
Louisiana Office Facilities Corp. Refunding Revenue Bonds State Capitol Series 2010A 05/01/16	5.000%	4,505,000	4,506,151
Louisiana State Citizens Property Insurance Corp. Refunding Revenue Bonds Series 2015 06/01/18	5.000%	2,850,000	3,085,467
Orleans Parish Parishwide School District Unlimited General Obligation Refunding Bonds Series 2010 (AGM) 09/01/16	5.000%	3,785,000	3,837,195
Regional Transit Authority Revenue Bonds Sales Tax Series 2010 (AGM) 12/01/16	4.000%	1,000,000	1,018,610
State of Louisiana Unlimited General Obligation Bonds Series 2015 05/01/19	5.000%	9,250,000	10,333,175
Series 2015B 05/01/19	5.000%	2,530,000	2,826,263
Total			25,606,861
MAINE —%
Maine Health & Higher Educational Facilities Authority Revenue Bonds Series 2010B Escrowed to Maturity 07/01/16	4.000%	335,000	337,037
07/01/16	4.000%	50,000	50,302
Total			387,339

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
MARYLAND 1.6%
County of Charles Unlimited General Obligation Refunding Bonds Consolidated Public Improvement Series 2012 03/01/18	5.000%	4,395,000	4,743,304
Maryland Health & Higher Educational Facilities Authority Refunding Revenue Bonds Meritus Medical Center Issue Series 2015 07/01/17	5.000%	400,000	419,220
07/01/18	5.000%	305,000	331,007
07/01/19	5.000%	500,000	559,790
State of Maryland Unlimited General Obligation Bonds 1st Series 2014A 03/01/19	5.000%	6,465,000	7,233,365
Series 2011B 08/01/18	5.000%	11,000,000	12,059,520
University System of Maryland Revenue Bonds Series 2012C 04/01/18	5.000%	3,605,000	3,903,350
Total			29,249,556
MASSACHUSETTS 0.5%
Massachusetts Development Finance Agency Revenue Bonds Boston Medical Center Series 2012 Escrowed to Maturity 07/01/16	5.000%	800,000	806,256
Unrefunded Revenue Bonds Boston Medical Center Series 2012 07/01/16	5.000%	800,000	805,832
Massachusetts Educational Financing Authority(b) Revenue Bonds Education Loan Series 2014-I AMT 01/01/18	4.000%	1,500,000	1,562,175
01/01/19	5.000%	2,000,000	2,171,660
Series 2015A AMT 01/01/19	5.000%	3,000,000	3,257,490
Total			8,603,413
MICHIGAN 1.3%
Michigan Finance Authority Refunding Revenue Bonds Senior Lien-Detroit Water & Sewer Series 2014C-5 07/01/18	5.000%	2,165,000	2,347,185
Series 2014H-1 10/01/19	5.000%	1,415,000	1,588,903

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA SHORT TERM MUNICIPAL BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

April 30, 2016

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
State Revolving Fund Drinking Water Series 2012 10/01/18	5.000%	3,640,000	4,012,008
Trinity Health Corp. Series 2015 12/01/19	5.000%	2,000,000	2,281,420
Michigan Finance Authority(b) Refunding Revenue Bonds Student Loan Series 2014 25-A AMT 11/01/18	5.000%	2,220,000	2,392,316
11/01/19	5.000%	1,250,000	1,379,000
Royal Oak Hospital Finance Authority Refunding Revenue Bonds William Beaumont Hospital Series 2014D 09/01/17	5.000%	1,400,000	1,478,330
Royal Oak School District Unlimited General Obligation Refunding Bonds Series 2014 05/01/18	5.000%	1,000,000	1,083,540
05/01/19	5.000%	450,000	504,212
State of Michigan Trunk Line Refunding Revenue Bonds Series 2014 11/15/18	5.000%	5,180,000	5,732,758
Total			22,799,672
MINNESOTA 0.3%
Minnesota Housing Finance Agency Refunding Revenue Bonds Residential Housing Series 2014C (GNMA) AMT(b) 07/01/19	1.800%	1,775,000	1,797,489
Moorhead Independent School District No. 152 Unlimited General Obligation Refunding Bonds School Buildings Series 2014A 04/01/18	5.000%	3,285,000	3,555,553
Total			5,353,042
MISSISSIPPI 0.3%
Mississippi Development Bank Refunding Revenue Bonds Jackson Public School District Project Series 2015A 04/01/19	5.000%	1,250,000	1,385,987
04/01/20	5.000%	1,000,000	1,140,000

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
State of Mississippi Revenue Bonds Series 2015E 10/15/17	3.000%	1,500,000	1,548,750
10/15/18	4.000%	2,080,000	2,236,645
Total			6,311,382
MISSOURI 1.5%
City of St. Louis Airport Refunding Revenue Bonds Lambert-St. Louis International Airport Series 2013 07/01/16	5.000%	1,325,000	1,335,096
07/01/17	5.000%	715,000	750,307
07/01/18	5.000%	765,000	832,657
Kansas City Airport Revenue Refunding Revenue Bonds General Improvement Series 2013B 09/01/16	5.000%	410,000	416,166
Kansas City Planned Industrial Expansion Authority Revenue Bonds 2nd & DE Apartments Series 2016 12/01/18	1.500%	11,430,000	11,481,664
Missouri Joint Municipal Electric Utility Commission Refunding Revenue Bonds Series 2014 01/01/19	5.000%	2,150,000	2,374,976
01/01/20	5.000%	7,825,000	8,908,136
Total			26,099,002
NEBRASKA 1.6%
Central Plains Energy Project Refunding Revenue Bonds Series 2014 (Royal Bank of Canada) 08/01/39	5.000%	14,500,000	16,405,155
Nebraska Investment Finance Authority Revenue Bonds Series 2014A 03/01/44	3.000%	3,380,000	3,475,113
Nebraska Public Power District Refunding Revenue Bonds Series 2014 01/01/19	5.000%	2,000,000	2,216,000
Public Power Generation Agency Refunding Revenue Bonds Whelan Energy Center Unit Series 2015 01/01/19	5.000%	2,250,000	2,479,792
01/01/20	5.000%	3,030,000	3,420,234
Total			27,996,294

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA SHORT TERM MUNICIPAL BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

April 30, 2016

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
NEVADA 1.8%
Clark County School District Limited General Obligation Refunding Bonds Series 2014A 06/15/18	5.000%	10,000,000	10,880,800
Unlimited General Obligation Refunding Bonds Series 2014B 06/15/18	5.000%	15,000,000	16,321,200
County of Clark Department of Aviation Revenue Bonds Series 2014B 07/01/18	5.000%	5,000,000	5,447,850
Total			32,649,850
NEW JERSEY 4.8%
City of Newark Unlimited General Obligation Refunding Bonds Qualified General Improvement Series 2013A 07/15/16	5.000%	5,845,000	5,883,869
Unlimited General Obligation Refunding Notes Series 2015 12/06/16	1.610%	8,800,000	8,845,848
City of Trenton Unlimited General Obligation Refunding Bonds Series 2013 07/15/16	4.000%	1,100,000	1,107,095
New Jersey Building Authority Refunding Revenue Bonds Series 2013A 06/15/17	5.000%	5,500,000	5,736,995
Revenue Bonds Series 2009A 12/15/18	5.000%	2,695,000	2,895,077
New Jersey Economic Development Authority Refunding Revenue Bonds School Facilities Construction Series 2014-PP 06/15/18	5.000%	5,000,000	5,313,950
Revenue Bonds School Facilities Construction Series 2010 Escrowed to Maturity 12/15/17	5.000%	4,260,000	4,551,256
Unrefunded Revenue Bonds School Facilities Construction Series 2010 12/15/17	5.000%	175,000	184,429
New Jersey Economic Development Authority(d) Refunding Revenue Bonds NTS School Facilities Series 2011C 02/01/18	2.210%	8,895,000	8,853,905

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
New Jersey Health Care Facilities Financing Authority Refunding Revenue Bonds Princeton HealthCare System Series 2016 07/01/18	5.000%	540,000	585,684
07/01/19	5.000%	525,000	587,255
07/01/20	5.000%	650,000	746,492
07/01/21	5.000%	750,000	880,972
New Jersey Higher Education Student Assistance Authority(b) Revenue Bonds Senior Series 2013-1A AMT 12/01/16	4.000%	1,000,000	1,016,700
12/01/17	5.000%	2,780,000	2,928,563
Senior Series 2015-1A AMT 12/01/16	5.000%	1,000,000	1,022,550
12/01/17	5.000%	2,000,000	2,106,880
12/01/18	5.000%	4,250,000	4,574,147
Student Loan Series 2012-1A AMT 12/01/18	5.000%	2,480,000	2,669,150
New Jersey Transit Corp. Certificate of Participation Federal Transit Administration Grants Subordinated Series 2005A Escrowed to Maturity (NPFGC) 09/15/17	5.000%	8,770,000	9,285,501
New Jersey Transit Corp Revenue Bonds Grant Anticipation Note Series 2014A 09/15/18	5.000%	3,500,000	3,760,610
New Jersey Transportation Trust Fund Authority Revenue Bonds Transportation System Series 1999A 06/15/20	5.750%	5,000,000	5,594,550
Unrefunded Revenue Bonds Transportation System Series 1999 06/15/16	5.750%	4,860,000	4,890,556
State of New Jersey Certificate of Participation Equipment Lease Purchase Series 2008A 06/15/17	5.000%	1,935,000	2,019,076
Total			86,041,110
NEW YORK 11.0%
City of New York Subordinated Unlimited General Obligation Bonds Series 2004H-B 03/01/19	5.000%	8,500,000	9,483,960
Series 2008I-1 02/01/17	5.000%	8,635,000	8,920,991

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA SHORT TERM MUNICIPAL BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

April 30, 2016

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Unlimited General Obligation Bonds Series 2009C 08/01/17	5.000%	12,000,000	12,651,480
Series 2010B 08/01/17	5.000%	5,000,000	5,271,450
Series 2013E 08/01/18	5.000%	4,000,000	4,376,760
08/01/18	5.000%	5,960,000	6,521,372
Unlimited General Obligation Refunding Bonds Fiscal 2015 Series 2014A 08/01/18	5.000%	4,645,000	5,082,513
Series 2012F 08/01/18	5.000%	1,675,000	1,832,768
City of Yonkers Limited General Obligation Refunding Bonds Series 2015D 08/01/17	3.000%	2,045,000	2,098,334
08/01/18	4.000%	2,970,000	3,162,694
County of Rockland Limited General Obligation Bonds Series 2014A (AGM) 03/01/17	5.000%	1,825,000	1,885,973
03/01/18	5.000%	1,825,000	1,954,429
03/01/19	5.000%	2,000,000	2,203,020
County of Suffolk Limited General Obligation Bonds Public Improvement Series 2013B 10/15/16	3.000%	3,905,000	3,948,228
Erie County Industrial Development Agency (The) Revenue Bonds Series 2012 05/01/17	5.000%	3,000,000	3,132,960
Housing Development Corp. Refunding Revenue Bonds Series 2015G-2 11/01/19	1.450%	2,500,000	2,515,650
Long Island Power Authority Revenue Bonds Series 2012B 09/01/16	5.000%	6,755,000	6,855,177
Metropolitan Transportation Authority Revenue Bonds Series 2005A (AMBAC) 11/15/18	5.500%	5,000,000	5,593,750
Series 2008A 11/15/18	5.000%	2,125,000	2,350,633
Series 2012E 11/15/16	4.000%	1,000,000	1,019,070
11/15/17	5.000%	1,000,000	1,066,620
Transportation Series 2005G 11/15/18	5.000%	2,900,000	3,207,922

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Series 2010D 11/15/18	5.000%	1,890,000	2,090,680
Series 2014B 11/15/18	5.000%	1,000,000	1,106,180
New York City Industrial Development Agency Refunding Revenue Bonds Trips Obligated Group Senior Series 2012A AMT(b) 07/01/18	5.000%	4,655,000	4,989,415
New York City Transitional Finance Authority Revenue Bonds Future Tax Secured Series 2012E-1 02/01/19	5.000%	4,750,000	5,292,545
New York State Dormitory Authority Revenue Bonds General Purpose Series 2014A 02/15/18	5.000%	14,250,000	15,345,967
Mount Sinai School of Medicine Series 2010A 07/01/16	5.000%	2,645,000	2,665,155
New York State Thruway Authority Revenue Bonds Series 2007H (NPFGC) 01/01/19	5.000%	6,240,000	6,698,266
Series 2012I Escrowed to Maturity 01/01/17	5.000%	225,000	231,723
Series 2013A 05/01/19	5.000%	20,000,000	22,407,200
Series 2014J 01/01/19	5.000%	1,200,000	1,329,936
Unrefunded Revenue Bonds Series 2012I 01/01/17	5.000%	775,000	797,568
New York State Urban Development Corp. Refunding Revenue Bonds State Personal Income Tax Series 2014 03/15/19	5.000%	15,000,000	16,777,650
Revenue Bonds State Personal Income Tax Series 2010A 03/15/19	5.000%	3,235,000	3,618,380
New York Transportation Development Corp. Refunding Revenue Bonds Terminal One Group Association Series 2015 AMT(b) 01/01/21	5.000%	5,500,000	6,400,515
Port Authority of New York & New Jersey(b) Revenue Bonds 167th Series 2011 AMT 09/15/19	5.000%	5,000,000	5,646,000

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA SHORT TERM MUNICIPAL BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

April 30, 2016

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Consolidated 172nd Series 2012 AMT 10/01/17	5.000%	5,000,000	5,294,500
Utica School District Unlimited General Obligation Refunding Bonds Series 2013 07/01/16	3.000%	1,000,000	1,003,280
Total			196,830,714
NORTH CAROLINA 0.5%
North Carolina Eastern Municipal Power Agency Prerefunded 01/01/18 Revenue Bonds Series 2008A (AGM) 01/01/19	5.250%	3,740,000	4,022,370
State of North Carolina Revenue Bonds Grant Anticipation Revenue Vehicle Series 2007 (NPFGC) 03/01/18	5.000%	4,500,000	4,667,355
Total			8,689,725
OHIO 0.6%
Ohio Housing Finance Agency Revenue Bonds Series 2010-1 (GNMA/FNMA) 11/01/28	5.000%	1,420,000	1,494,848
State of Ohio Refunding Revenue Bonds Series 2014B 12/15/19	5.000%	5,000,000	5,719,650
State of Ohio(b) Revenue Bonds Ohio Water Development Authority Waste Management Series 2015 AMT 11/01/22	1.700%	2,980,000	2,994,572
Total			10,209,070
OKLAHOMA 0.4%
Cleveland County Educational Facilities Authority Revenue Bonds Moore Public Schools Project Series 2016 06/01/19	5.000%	3,000,000	3,340,110
06/01/20	5.000%	500,000	570,530
Norman Public Schools Project Series 2014 07/01/18	5.000%	2,400,000	2,603,040
Total			6,513,680

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
PENNSYLVANIA 3.7%
Commonwealth of Pennsylvania Unlimited General Obligation Bonds 1st Series 2012 06/01/19	5.000%	5,650,000	6,328,000
1st Series 2013 04/01/21	5.000%	5,000,000	5,842,900
Unlimited General Obligation Refunding Bonds 2nd Series 2009 07/01/19	5.000%	10,980,000	12,329,552
County of Allegheny Unlimited General Obligation Refunding Bonds Series 2014C-73 12/01/18	5.000%	6,650,000	7,340,070
Lehigh County Industrial Development Authority Refunding Revenue Bonds PPL Electric Utilities Corp. Project Series 2016 02/15/27	0.900%	5,000,000	4,994,600
09/01/29	0.900%	2,250,000	2,247,277
Monroeville Finance Authority Revenue Bonds Series 2012 02/15/18	4.000%	1,250,000	1,321,575
Montgomery County Industrial Development Authority Refunding Revenue Bonds Albert Einstein HealthCare Network Series 2015 01/15/17	5.000%	1,250,000	1,283,288
01/15/18	5.000%	750,000	793,073
01/15/19	5.000%	1,000,000	1,083,380
Pennsylvania Housing Finance Agency Refunding Revenue Bonds Series 2016-119 10/01/41	3.500%	6,500,000	6,906,380
Pennsylvania Turnpike Commission Revenue Bonds Series 2013B(d) 12/01/19	1.540%	3,070,000	3,093,547
Philadelphia Municipal Authority Refunding Revenue Bonds City Agreement Series 2013A 11/15/16	5.000%	1,750,000	1,791,003
Pittsburgh Public Parking Authority Refunding Revenue Bonds System Series 2015A 12/01/17	4.000%	2,225,000	2,334,581
12/01/18	4.000%	1,750,000	1,882,353

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA SHORT TERM MUNICIPAL BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

April 30, 2016

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
School District of Philadelphia (The) Unlimited General Obligation Refunding Bonds Series 2015D 09/01/19	5.000%	3,750,000	4,129,762
State Public School Building Authority Refunding Revenue Bonds The School District of Philadelphia Project Series 2015 06/01/19	5.000%	2,890,000	3,145,360
Total			66,846,701
RHODE ISLAND 1.0%
Rhode Island Commerce Corp. Revenue Bonds Grant Anticipation-Department of Transportation Series 2006A (NPFGC) 06/15/17	5.000%	16,410,000	16,497,301
Rhode Island Housing & Mortgage Finance Corp. Revenue Bonds Series 2016(a) 10/01/46	3.500%	2,000,000	2,116,720
Total			18,614,021
SOUTH CAROLINA 1.2%
Berkeley County School District Revenue Bonds Series 2013 12/01/16	4.000%	400,000	407,752
12/01/17	5.000%	500,000	531,755
Piedmont Municipal Power Agency Refunding Revenue Bonds Series 2009A-3 01/01/18	5.000%	5,080,000	5,425,745
Series 2009A-4 01/01/19	5.000%	6,645,000	7,340,333
SCAGO Educational Facilities Corp. for Pickens School District Refunding Revenue Bonds Series 2015 12/01/18	5.000%	1,100,000	1,214,246
12/01/19	5.000%	1,250,000	1,421,625
South Carolina State Public Service Authority Refunding Revenue Bonds Santee Cooper Series 2012C 12/01/16	5.000%	5,065,000	5,196,842
Total			21,538,298
TENNESSEE 0.1%
Memphis-Shelby County Airport Authority Refunding Revenue Bonds Series 2010B AMT(b) 07/01/16	5.000%	1,000,000	1,007,310

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Metropolitan Government of Nashville & Davidson County Water & Sewer Subordinated Refunding Revenue Bonds Lien Series 2012 07/01/16	5.000%	1,250,000	1,259,750
Total			2,267,060
TEXAS 5.2%
Central Texas Regional Mobility Authority Refunding Revenue Bonds Senior Lien Series 2013A 01/01/17	5.000%	925,000	952,288
City Public Service Board of San Antonio Refunding Revenue Bonds Junior Lien Series 2014 02/01/19	5.000%	13,865,000	15,453,374
City of El Paso Water & Sewer Refunding Revenue Bonds Series 2014 03/01/19	4.000%	1,000,000	1,087,970
City of Houston Combined Utility System Refunding Revenue Bonds Combined 1st Lien-SIFMA Series 2012(d) 05/15/34	0.990%	6,000,000	5,999,760
Dallas/Fort Worth International Airport Refunding Revenue Bonds Series 2013D 11/01/16	5.000%	1,000,000	1,022,470
Dallas/Fort Worth International Airport(b) Refunding Revenue Bonds Series 2013E AMT 11/01/18	5.000%	20,980,000	23,065,832
Harris County-Houston Sports Authority Refunding Revenue Bonds Senior Lien Series 2014A 11/15/19	5.000%	3,000,000	3,407,880
Houston Independent School District Revenue Bonds Series 2014 09/15/19	5.000%	4,100,000	4,653,459
Irving Independent School District Unlimited General Obligation Refunding Bonds Texas Permanent School Fund Program Series 2015A 02/15/20	5.000%	1,205,000	1,385,232
02/15/21	5.000%	1,500,000	1,770,915

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA SHORT TERM MUNICIPAL BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

April 30, 2016

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Metropolitan Transit Authority of Harris County Revenue Bonds Contractual Obligation Series 2015B 11/01/17	5.000%	1,595,000	1,697,367
Series 2015A 08/15/18	5.000%	2,000,000	2,191,440
North Texas Tollway Authority Refunding Revenue Bonds Series 2015A 01/01/19	5.000%	1,350,000	1,491,264
01/01/20	5.000%	1,105,000	1,251,976
Northwest Independent School District Unlimited General Obligation Refunding Bonds Texas Permanent School Fund Program Series 2015B 02/15/20	4.000%	3,240,000	3,604,208
02/15/21	5.000%	1,250,000	1,475,763
Sam Rayburn Municipal Power Agency Refunding Revenue Bonds Series 2012 10/01/16	5.000%	1,925,000	1,960,112
10/01/17	5.000%	4,895,000	5,174,700
Spring Branch Independent School District Limited General Obligation Refunding Bonds Texas Permanent School Fund Program Series 2015A 02/01/21	5.000%	5,000,000	5,896,700
Tarrant County Cultural Education Facilities Finance Corp. Refunding Revenue Bonds Trinity Terrace Project Series 2014 12/01/18	2.500%	4,995,000	5,042,053
Tarrant County Housing Finance Corp. Revenue Bonds Multifamily Housing Reserve Quebec Apartments Series 2016 08/01/18	1.000%	5,100,000	5,088,831
Total			93,673,594
UTAH 0.1%
Utah Housing Corp. Refunding Revenue Bonds Series 2015D-1 Class III (FHA) AMT(b) 01/01/19	1.850%	1,805,000	1,819,115
VIRGIN ISLANDS 0.2%
Virgin Islands Public Finance Authority(c)(f) Revenue Bonds Series 2015 09/01/17	4.000%	500,000	518,215
09/01/18	5.000%	1,720,000	1,863,740
09/01/20	5.000%	750,000	853,635
Total			3,235,590

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
VIRGINIA 1.4%
Louisa Industrial Development Authority Refunding Revenue Bonds Series 2015 11/01/35	1.750%	7,000,000	7,109,060
Peninsula Ports Authority Refunding Revenue Bonds Dominion Term Association Project Series 2003 10/01/33	2.375%	3,335,000	3,351,642
Wise County Industrial Development Authority Revenue Bonds Series 2015A 10/01/40	2.150%	8,500,000	8,759,505
Virginia Electric & Power Co. Series 2015A 11/01/40	1.875%	5,000,000	5,103,700
Total			24,323,907
WASHINGTON 3.7%
Energy Northwest Refunding Revenue Bonds Project 1 Series 2012B 07/01/17	5.000%	30,220,000	31,766,962
Wind Project Series 2014 07/01/16	5.000%	1,000,000	1,007,660
07/01/17	5.000%	1,000,000	1,048,890
07/01/18	5.000%	1,425,000	1,549,730
Snohomish County School District No. 15 Edmonds Unlimited General Obligation Refunding Bonds Series 2012 12/01/17	4.000%	2,000,000	2,103,820
State of Washington Certificate of Participation State & Local Agency Personal Property Series 2014B 07/01/18	5.000%	5,000,000	5,446,750
Revenue Bonds 520 Corridor Program Senior Series 2013 09/01/16	5.000%	2,000,000	2,029,940
Senior Series 2013C 09/01/19	5.000%	2,000,000	2,256,840
Unlimited General Obligation Bonds Motor Vehicle Fuel Tax Series 2014E 02/01/18	5.000%	4,410,000	4,742,382
Various Purpose Series 2013D 02/01/18	5.000%	2,810,000	3,021,790

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA SHORT TERM MUNICIPAL BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

April 30, 2016

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Unlimited General Obligation Refunding Bonds Series 2010A 01/01/19	5.000%	5,780,000	6,423,718
Various Purpose Series 2009R 01/01/18	5.000%	4,940,000	5,295,038
Washington State Housing Finance Commission Revenue Bonds Series 2010A (GNMA/FNMA/FHLMC) 10/01/28	4.700%	525,000	555,161
Total			67,248,681
WEST VIRGINIA 0.2%
West Virginia Economic Development Authority Revenue Bonds Appalachian Power Co.-Amos Project Series 2011A AMT(b) 01/01/41	2.250%	3,750,000	3,760,238
WYOMING 0.1%
County of Sweetwater Revenue Bonds Series 2013 12/15/16	5.000%	2,500,000	2,561,925
Total Municipal Bonds (Cost: $1,361,789,191)			1,370,454,678

Floating Rate Notes 0.9%

Issue Description	Effective Yield	Principal Amount ($)	Value ($)
CALIFORNIA 0.5%
Grossmont Union High School District Prerefunded 08/01/18 Unlimited General Obligation Bonds Election of 2004 Series 2008(c)(d) 08/01/16	0.630%	4,545,000	4,545,000
Grossmont Union High School District Unlimited General Obligation Bonds Election of 2008 Series 2010B(c)(d) 08/01/18	0.630%	4,850,000	4,850,000
Total			9,395,000
FLORIDA 0.1%
JEA Water & Sewer System Subordinated Revenue Bonds VRDN Series 2008A-1 (U.S Bank)(d)(g) 10/01/38	0.300%	1,030,000	1,030,000

Floating Rate Notes (continued)

Issue Description	Effective Yield	Principal Amount ($)	Value ($)
NEW YORK 0.3%
New York City Transitional Finance Authority Future Tax Secured Revenue Bonds Future Tax Secured VRDN Subordinated Series 2015 (JPMorgan Chase Bank)(d)(g) 02/01/45	0.320%	6,250,000	6,250,000
Total Floating Rate Notes (Cost: $16,675,000)			16,675,000

Municipal Short Term 21.6%

ALABAMA 0.2%
Industrial Development Board of the City of Mobile Revenue Bonds Alabama Power Co.-Barry Plant Series 2015 07/15/34	1.570%	3,250,000	3,279,738
CALIFORNIA 1.0%
California Pollution Control Financing Authority Refunding Revenue Bonds Republic Services, Inc. Series 2010A AMT(b) 08/01/23	0.650%	13,000,000	13,000,000
Lake Elsinore School District Revenue Notes TRAN Series 2015A 06/30/16	0.430%	5,715,000	5,730,145
Total			18,730,145
COLORADO 0.1%
Colorado Educational & Cultural Facilities Authority Revenue Bonds National Jewish Federation Series 2007D-3(d) 12/01/37	0.300%	1,900,000	1,900,000
CONNECTICUT 0.6%
Town of Hamden Unlimited General Obligation Notes Series 2015 (BAN) 08/18/16	0.760%	10,000,000	10,067,100
INDIANA 0.2%
Indiana Finance Authority Revenue Bonds Republic Services, Inc. Project Series 2010A AMT(b)(d) 05/01/34	0.710%	3,580,000	3,580,000

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA SHORT TERM MUNICIPAL BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

April 30, 2016

Municipal Short Term (continued)

Issue Description	Effective Yield	Principal Amount ($)	Value ($)
KENTUCKY 2.1%
City of Pikeville Revenue Bonds Pikeville College of Optometry BAN Series 2015 08/01/17	2.160%	15,000,000	15,154,950
Kentucky Economic Development Finance Authority Refunding Revenue Bonds Republic Services Series 2016A AMT(b)(d) 04/01/31	0.700%	16,420,000	16,420,000
Kentucky Public Transportation Infrastructure Authority Revenue Bonds Downtown Crossing Project BAN Subordinated Series 2013 07/01/17	1.300%	5,550,000	5,788,039
Total			37,362,989
MARYLAND —%
Maryland Health & Higher Educational Facilities Authority Refunding Revenue Bonds Meritus Medical Center Issue Series 2015 07/01/16	0.580%	600,000	604,554
NEW JERSEY 0.9%
City of East Orange Unlimited General Obligation Notes Series 2016 03/28/17	1.070%	13,059,500	13,168,808
City of Newark Unlimited General Obligation Notes TAN Series 2016A 02/15/17	1.700%	3,905,000	3,929,367
Total			17,098,175
NEW YORK 16.1%
Board of Cooperative Educational Services for the Sole Supervisory District Revenue Notes Series 2015 06/24/16	0.800%	6,500,000	6,511,815
City of Long Beach Limited General Obligation Notes BAN Series 2016 02/16/17	1.150%	5,582,000	5,597,239
City of New York Unlimited General Obligation Bonds Fiscal 1995 Subordinated Series 2015F(d) 02/15/19	1.060%	6,250,000	6,247,000

Municipal Short Term (continued)

Issue Description	Effective Yield	Principal Amount ($)	Value ($)
City of Rome Limited General Obligation Notes Series 2015C (BAN) 06/30/16	0.980%	14,100,000	14,100,423
Series 2015D (BAN) 06/30/16	1.180%	4,250,000	4,251,318
County of Monroe Limited General Obligation Notes BAN Series 2015 06/30/16	0.740%	10,835,000	10,848,760
County of Rockland Limited General Obligation Notes TAN Series 2016 03/16/17	0.980%	6,000,000	6,053,160
Greater Southern Tier Board of Cooperative Educational Services District Revenue Bonds RAN Series 2016 06/30/16	1.060%	15,000,000	15,011,100
Haverstraw-Stony Point Central School District Unlimited General Obligation Notes BAN Series 2015 06/24/16	0.550%	6,140,000	6,151,161
Hempstead Union Free School District Unlimited General Obligation Notes Series 2015 (TAN) 06/24/16	0.980%	15,000,000	15,023,134
Jamestown City School District Unlimited General Obligation Notes BAN Series 2015 06/23/16	0.780%	13,850,000	13,874,975
06/23/16	0.860%	23,390,000	23,429,648
Lewiston-Porter Central School District Unlimited General Obligation Notes BAN Series 2015 07/21/16	0.870%	24,005,000	24,066,213
Liverpool Central School District Unlimited General Obligation Notes RAN Series 2015A 07/07/16	0.740%	5,000,000	5,007,050
Mount Markham Central School District Unlimited General Obligation Notes BAN Series 2015 06/28/16	0.820%	4,750,000	4,759,064
New York City Industrial Development Agency Revenue Bonds John F. Kennedy International Airport Project Series 2002B-R AMT(b) 08/01/28	1.980%	7,800,000	7,814,742

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA SHORT TERM MUNICIPAL BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

April 30, 2016

Municipal Short Term (continued)

Issue Description	Effective Yield	Principal Amount ($)	Value ($)
New York City Water & Sewer System Revenue Bonds 2nd General Resolution Series 2014(d) 06/15/50	0.250%	350,000	350,000
Niagara Falls City School District Unlimited General Obligation Notes BAN Series 2015 06/23/16	0.700%	20,109,094	20,147,895
Pine Valley Central School District Unlimited General Obligation Notes Series 2015 (BAN) 09/29/16	1.120%	10,435,530	10,472,889
Salmon River Central School District Unlimited General Obligation Notes RAN Series 2015 06/17/16	0.710%	9,000,000	9,012,363
Schenectady City School District Unlimited General Obligation Notes BAN Series 2015 07/08/16	0.470%	15,000,000	15,043,650
Shoreham-Wading River Central School District Unlimited General Obligation Notes Series 2015 (TAN) 06/28/16	1.100%	4,000,000	4,005,784
Town of Batavia Limited General Obligation Notes BAN Series 2016 03/16/17	1.220%	5,496,190	5,533,289
Town of Oyster Bay Limited General Obligation Notes BAN Series 2015B 07/08/16	1.030%	16,200,000	16,214,256
BAN Series 2016A 02/03/17	1.870%	10,000,000	10,064,800
Utica School District Unlimited General Obligation Notes BAN Series 2015 07/22/16	1.340%	20,000,000	20,029,200
Village of Arcade Limited General Obligation Notes Series 2015 (BAN) 08/18/16	0.990%	4,675,000	4,689,025
Weedsport Central School District Unlimited General Obligation Notes BAN Series 2015 07/15/16	0.710%	4,850,000	4,858,002
Total			289,167,955

Municipal Short Term (continued)

Issue Description	Effective Yield	Principal Amount ($)	Value ($)
TEXAS 0.3%
Harris County Cultural Education Facilities Finance Corp. Refunding Revenue Bonds Texas Medical Center Series 2008A(d) 09/01/31	0.300%	1,065,000	1,065,000
Mission Economic Development Corp. Revenue Bonds Republic Services, Inc. Series 2008A 01/01/20	0.700%	4,000,000	4,000,000
Total			5,065,000
VIRGIN ISLANDS 0.1%
Virgin Islands Public Finance Authority Revenue Bonds Series 2015(c)(f) 09/01/16	1.000%	1,000,000	1,006,740
Total Municipal Short Term (Cost: $387,781,381)			387,862,396

Money Market Funds 0.2%

	Shares	Value ($)
JPMorgan Tax-Free Money Market Fund, Agency Shares, 0.110%(h)	4,126,700	4,126,700
Total Money Market Funds (Cost: $4,126,700)		4,126,700
Total Investments (Cost: $1,770,372,272)		1,779,118,774
Other Assets & Liabilities, Net		14,369,629
Net Assets		1,793,488,403

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA SHORT TERM MUNICIPAL BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

April 30, 2016

Notes to Portfolio of Investments

(a)  Security, or a portion thereof, has been purchased on a when-issued or delayed delivery basis.

(b)  Income from this security may be subject to alternative minimum tax.

(c)  Represents privately placed and other securities and instruments exempt from SEC registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. The Fund may invest in private placements determined to be liquid as well as those determined to be illiquid. Private placements may be determined to be liquid under guidelines established by the Fund's Board of Trustees. At April 30, 2016, the value of these securities amounted to $15,192,557 or 0.85% of net assets.

(d)  Variable rate security.

(e)  Zero coupon bond.

(f)  Municipal obligations include debt obligations issued by or on behalf of territories, possessions, or sovereign nations within the territorial boundaries of the United States. At April 30, 2016, the value of these securities amounted to $4,242,330 or 0.24% of net assets.

(g)  The Fund is entitled to receive principal and interest from the guarantor after a day or a week's notice or upon maturity. The maturity date disclosed represents the final maturity.

(h)  The rate shown is the seven-day current annualized yield at April 30, 2016.

Abbreviation Legend

AGM  Assured Guaranty Municipal Corporation

AMBAC  Ambac Assurance Corporation

AMT  Alternative Minimum Tax

BAM  Build America Mutual Assurance Co.

BAN  Bond Anticipation Note

FHA  Federal Housing Authority

FHLMC  Federal Home Loan Mortgage Corporation

FNMA  Federal National Mortgage Association

GNMA  Government National Mortgage Association

NPFGC  National Public Finance Guarantee Corporation

RAN  Revenue Anticipation Note

TAN  Tax Anticipation Note

TCRS  Transferable Custodial Receipts

TRAN  Tax & Revenue Anticipation Note

VRDN  Variable Rate Demand Note

Fair Value Measurements

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset's or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA SHORT TERM MUNICIPAL BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

April 30, 2016

Fair Value Measurements (continued)

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund's investments at April 30, 2016:

	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Investments
Municipal Bonds	—	1,370,454,678	—	1,370,454,678
Floating Rate Notes	—	16,675,000	—	16,675,000
Municipal Short Term	—	387,862,396	—	387,862,396
Money Market Funds	4,126,700	—	—	4,126,700
Total Investments	4,126,700	1,774,992,074	—	1,779,118,774

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets.

There were no transfers of financial assets between levels during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA SHORT TERM MUNICIPAL BOND FUND

STATEMENT OF ASSETS AND LIABILITIES

April 30, 2016

Assets
Investments, at value
(identified cost $1,770,372,272)	$1,779,118,774
Receivable for:
Investments sold	2,144,432
Capital shares sold	1,741,636
Interest	21,451,182
Expense reimbursement due from Investment Manager	7,647
Prepaid expenses	2,003
Total assets	1,804,465,674
Liabilities
Payable for:
Investments purchased on a delayed delivery basis	8,563,608
Capital shares purchased	508,102
Dividend distributions to shareholders	1,407,486
Investment management fees	20,671
Distribution and/or service fees	1,397
Transfer agent fees	281,744
Compensation of board members	151,453
Other expenses	42,810
Total liabilities	10,977,271
Net assets applicable to outstanding capital stock	$1,793,488,403
Represented by
Paid-in capital	$1,783,470,901
Undistributed net investment income	2,215,833
Accumulated net realized loss	(944,833)
Unrealized appreciation (depreciation) on:
Investments	8,746,502
Total — representing net assets applicable to outstanding capital stock	$1,793,488,403

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA SHORT TERM MUNICIPAL BOND FUND

STATEMENT OF ASSETS AND LIABILITIES (continued)

April 30, 2016

Class A
Net assets	$127,769,222
Shares outstanding	12,254,207
Net asset value per share	$10.43
Maximum offering price per share(a)	$10.54
Class B
Net assets	$135,605
Shares outstanding	13,020
Net asset value per share	$10.42
Class C
Net assets	$19,073,680
Shares outstanding	1,830,841
Net asset value per share	$10.42
Class R4
Net assets	$543,964
Shares outstanding	52,177
Net asset value per share	$10.43
Class R5
Net assets	$22,158,511
Shares outstanding	2,126,037
Net asset value per share	$10.42
Class Z
Net assets	$1,623,807,421
Shares outstanding	155,713,682
Net asset value per share	$10.43

(a) The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 1.00%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA SHORT TERM MUNICIPAL BOND FUND

STATEMENT OF OPERATIONS

Year Ended April 30, 2016

Net investment income
Income:
Dividends	$5,171
Interest	25,112,960
Total income	25,118,131
Expenses:
Investment management fees	7,762,811
Distribution and/or service fees
Class A	326,236
Class B	1,332
Class C	202,222
Transfer agent fees
Class A	266,454
Class B	272
Class C	41,286
Class R4	1,395
Class R5	10,424
Class Z	3,407,125
Compensation of board members	30,358
Custodian fees	13,367
Printing and postage fees	33,455
Registration fees	118,572
Audit fees	24,308
Legal fees	21,056
Other	40,051
Total expenses	12,300,724
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(3,096,375)
Expense reductions	(20)
Total net expenses	9,204,329
Net investment income	15,913,802
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	192,325
Net realized gain	192,325
Net change in unrealized appreciation (depreciation) on:
Investments	1,836,081
Net change in unrealized appreciation	1,836,081
Net realized and unrealized gain	2,028,406
Net increase in net assets resulting from operations	$17,942,208

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA SHORT TERM MUNICIPAL BOND FUND

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended April 30, 2016	Year Ended April 30, 2015
Operations
Net investment income	$15,913,802	$20,560,067
Net realized gain	192,325	305,753
Net change in unrealized appreciation (depreciation)	1,836,081	(11,444,000)
Net increase in net assets resulting from operations	17,942,208	9,421,820
Distributions to shareholders
Net investment income
Class A	(834,469)	(1,205,953)
Class B	(2)	(55)
Class C	(304)	(10,293)
Class R4	(6,078)	(1,992)
Class R5	(207,972)	(250,660)
Class Z	(14,875,169)	(19,125,663)
Total distributions to shareholders	(15,923,994)	(20,594,616)
Decrease in net assets from capital stock activity	(75,957,436)	(157,962,302)
Total decrease in net assets	(73,939,222)	(169,135,098)
Net assets at beginning of year	1,867,427,625	2,036,562,723
Net assets at end of year	$1,793,488,403	$1,867,427,625
Undistributed net investment income	$2,215,833	$2,226,025

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA SHORT TERM MUNICIPAL BOND FUND

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended April 30, 2016		Year Ended April 30, 2015
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A shares
Subscriptions(a)	4,413,168	45,946,467	4,800,943	50,219,992
Distributions reinvested	65,818	685,179	80,067	837,472
Redemptions	(4,790,599)	(49,870,873)	(8,140,884)	(85,145,912)
Net decrease	(311,613)	(3,239,227)	(3,259,874)	(34,088,448)
Class B shares
Subscriptions	961	10,002	3	44
Distributions reinvested	—	—	1	3
Redemptions(a)	(10)	(106)	(162)	(1,696)
Net increase (decrease)	951	9,896	(158)	(1,649)
Class C shares
Subscriptions	550,460	5,723,086	987,898	10,337,603
Distributions reinvested	15	158	513	5,373
Redemptions	(752,943)	(7,836,025)	(1,286,309)	(13,455,885)
Net decrease	(202,468)	(2,112,781)	(297,898)	(3,112,909)
Class R4 shares
Subscriptions	58,008	603,072	51,079	534,275
Distributions reinvested	575	5,989	181	1,888
Redemptions	(60,923)	(634,700)	(4,814)	(50,294)
Net increase (decrease)	(2,340)	(25,639)	46,446	485,869
Class R5 shares
Subscriptions	1,975,369	20,533,646	1,065,038	11,142,196
Distributions reinvested	19,968	207,868	23,955	250,543
Redemptions	(1,311,922)	(13,660,915)	(1,858,884)	(19,429,265)
Net increase (decrease)	683,415	7,080,599	(769,891)	(8,036,526)
Class Z shares
Subscriptions	64,437,575	670,727,341	59,806,951	625,714,831
Distributions reinvested	84,231	877,035	123,155	1,288,390
Redemptions	(71,971,692)	(749,274,660)	(70,778,267)	(740,211,860)
Net decrease	(7,449,886)	(77,670,284)	(10,848,161)	(113,208,639)
Total net decrease	(7,281,941)	(75,957,436)	(15,129,536)	(157,962,302)

(a) Includes conversions of Class B shares to Class A shares, if any.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA SHORT TERM MUNICIPAL BOND FUND

FINANCIAL HIGHLIGHTS

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund's portfolio turnover rate may be higher.

	Year Ended April 30,										Year Ended March 31,
Class A	2016		2015		2014		2013		2012(a)		2012
Per share data
Net asset value, beginning of period	$10.42		$10.48		$10.54		$10.55		$10.54		$10.47
Income from investment operations:
Net investment income	0.07		0.08		0.10		0.11		0.01		0.16
Net realized and unrealized gain (loss)	0.01		(0.06)		(0.06)		(0.01)		0.01		0.06
Total from investment operations	0.08		0.02		0.04		0.10		0.02		0.22
Less distributions to shareholders:
Net investment income	(0.07)		(0.08)		(0.10)		(0.11)		(0.01)		(0.15)
Total distributions to shareholders	(0.07)		(0.08)		(0.10)		(0.11)		(0.01)		(0.15)
Net asset value, end of period	$10.43		$10.42		$10.48		$10.54		$10.55		$10.54
Total return	0.74%		0.22%		0.37%		0.96%		0.19%		2.12%
Ratios to average net assets(b)
Total gross expenses	0.89%		0.89%		0.89%		0.89%		0.88	%(c)	0.90%
Total net expenses(d)	0.72	%(e)	0.73	%(e)	0.73	%(e)	0.73	%(e)	0.72	%(c)	0.73	%(e)
Net investment income	0.64%		0.79%		0.94%		1.05%		1.17	%(c)	1.54%
Supplemental data
Net assets, end of period (in thousands)	$127,769		$130,876		$165,777		$185,205		$209,557		$216,298
Portfolio turnover	37%		28%		31%		37%		2%		39%

Notes to Financial Highlights

(a)  For the period from April 1, 2012 to April 30, 2012. During the period, the Fund's fiscal year end was changed from March 31 to April 30.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.
The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA SHORT TERM MUNICIPAL BOND FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended April 30,									Year Ended March 31,
Class B	2016		2015		2014		2013	2012(a)		2012
Per share data
Net asset value, beginning of period	$10.42		$10.47		$10.54		$10.55	$10.54		$10.47
Income from investment operations:
Net investment income (loss)	(0.01)		0.00	(b)	0.02		0.03	0.00	(b)	0.08
Net realized and unrealized gain (loss)	0.01		(0.05)		(0.07)		(0.01)	0.01		0.06
Total from investment operations	—		(0.05)		(0.05)		0.02	0.01		0.14
Less distributions to shareholders:
Net investment income	(0.00	)(b)	(0.00	)(b)	(0.02)		(0.03)	(0.00	)(b)	(0.07)
Total distributions to shareholders	(0.00	)(b)	(0.00	)(b)	(0.02)		(0.03)	(0.00	)(b)	(0.07)
Net asset value, end of period	$10.42		$10.42		$10.47		$10.54	$10.55		$10.54
Total return	0.00	%(b)	(0.43%)		(0.47%)		0.20%	0.12%		1.35%
Ratios to average net assets(c)
Total gross expenses	1.65%		1.64%		1.64%		1.64%	1.63	%(d)	1.63%
Total net expenses(e)	1.47	%(f)	1.48	%(f)	1.48	%(f)	1.48%	1.47	%(d)	1.48	%(f)
Net investment income (loss)	(0.11%)		0.04%		0.19%		0.30%	0.41	%(d)	0.79%
Supplemental data
Net assets, end of period (in thousands)	$136		$126		$128		$169	$243		$243
Portfolio turnover	37%		28%		31%		37%	2%		39%

Notes to Financial Highlights

(a)  For the period from April 1, 2012 to April 30, 2012. During the period, the Fund's fiscal year end was changed from March 31 to April 30.

(b)  Rounds to zero.

(c)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(d)  Annualized.

(e)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA SHORT TERM MUNICIPAL BOND FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended April 30,										Year Ended March 31,
Class C	2016		2015		2014		2013		2012(a)		2012
Per share data
Net asset value, beginning of period	$10.42		$10.48		$10.54		$10.55		$10.54		$10.47
Income from investment operations:
Net investment income (loss)	(0.01)		0.00	(b)	0.02		0.03		0.00	(b)	0.08
Net realized and unrealized gain (loss)	0.01		(0.06)		(0.06)		(0.01)		0.01		0.06
Total from investment operations	—		(0.06)		(0.04)		0.02		0.01		0.14
Less distributions to shareholders:
Net investment income	(0.00	)(b)	(0.00	)(b)	(0.02)		(0.03)		(0.00	)(b)	(0.07)
Total distributions to shareholders	(0.00	)(b)	(0.00	)(b)	(0.02)		(0.03)		(0.00	)(b)	(0.07)
Net asset value, end of period	$10.42		$10.42		$10.48		$10.54		$10.55		$10.54
Total return	0.00	%(b)	(0.53%)		(0.38%)		0.20%		0.12%		1.35%
Ratios to average net assets(c)
Total gross expenses	1.64%		1.64%		1.64%		1.64%		1.63	%(d)	1.64%
Total net expenses(e)	1.47	%(f)	1.48	%(f)	1.48	%(f)	1.48	%(f)	1.47	%(d)	1.48	%(f)
Net investment income (loss)	(0.10%)		0.04%		0.19%		0.30%		0.42	%(d)	0.79%
Supplemental data
Net assets, end of period (in thousands)	$19,074		$21,184		$24,424		$27,730		$32,953		$33,176
Portfolio turnover	37%		28%		31%		37%		2%		39%

Notes to Financial Highlights

(a)  For the period from April 1, 2012 to April 30, 2012. During the period, the Fund's fiscal year end was changed from March 31 to April 30.

(b)  Rounds to zero.

(c)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(d)  Annualized.

(e)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA SHORT TERM MUNICIPAL BOND FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended April 30,
Class R4	2016		2015		2014		2013(a)
Per share data
Net asset value, beginning of period	$10.41		$10.47		$10.54		$10.54
Income from investment operations:
Net investment income	0.09		0.11		0.13		0.02
Net realized and unrealized gain (loss)	0.02		(0.06)		(0.08)		(0.01)
Total from investment operations	0.11		0.05		0.05		0.01
Less distributions to shareholders:
Net investment income	(0.09)		(0.11)		(0.12)		(0.01)
Total distributions to shareholders	(0.09)		(0.11)		(0.12)		(0.01)
Net asset value, end of period	$10.43		$10.41		$10.47		$10.54
Total return	1.09%		0.47%		0.53%		0.14%
Ratios to average net assets(b)
Total gross expenses	0.64%		0.65%		0.64%		0.66	%(c)
Total net expenses(d)	0.47	%(e)	0.48	%(e)	0.48	%(e)	0.48	%(c)
Net investment income	0.89%		1.04%		1.19%		1.32	%(c)
Supplemental data
Net assets, end of period (in thousands)	$544		$568		$85		$2,044
Portfolio turnover	37%		28%		31%		37%

Notes to Financial Highlights

(a)  Based on operations from March 19, 2013 (commencement of operations) through the stated period end.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA SHORT TERM MUNICIPAL BOND FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended April 30,
Class R5	2016	2015	2014	2013(a)
Per share data
Net asset value, beginning of period	$10.41	$10.47	$10.54	$10.55
Income from investment operations:
Net investment income	0.10	0.12	0.14	0.07
Net realized and unrealized gain (loss)	0.01	(0.06)	(0.07)	(0.01)
Total from investment operations	0.11	0.06	0.07	0.06
Less distributions to shareholders:
Net investment income	(0.10)	(0.12)	(0.14)	(0.07)
Total distributions to shareholders	(0.10)	(0.12)	(0.14)	(0.07)
Net asset value, end of period	$10.42	$10.41	$10.47	$10.54
Total return	1.10%	0.57%	0.67%	0.54%
Ratios to average net assets(b)
Total gross expenses	0.49%	0.49%	0.48%	0.48	%(c)
Total net expenses(d)	0.37%	0.38%	0.37%	0.39	%(c)
Net investment income	1.00%	1.14%	1.31%	1.40	%(c)
Supplemental data
Net assets, end of period (in thousands)	$22,159	$15,024	$23,173	$522
Portfolio turnover	37%	28%	31%	37%

Notes to Financial Highlights

(a)  Based on operations from November 8, 2012 (commencement of operations) through the stated period end.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA SHORT TERM MUNICIPAL BOND FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended April 30,										Year Ended March 31,
Class Z	2016		2015		2014		2013		2012(a)		2012
Per share data
Net asset value, beginning of period	$10.42		$10.48		$10.54		$10.55		$10.54		$10.47
Income from investment operations:
Net investment income	0.09		0.11		0.13		0.14		0.01		0.19
Net realized and unrealized gain (loss)	0.01		(0.06)		(0.06)		(0.01)		0.01		0.06
Total from investment operations	0.10		0.05		0.07		0.13		0.02		0.25
Less distributions to shareholders:
Net investment income	(0.09)		(0.11)		(0.13)		(0.14)		(0.01)		(0.18)
Total distributions to shareholders	(0.09)		(0.11)		(0.13)		(0.14)		(0.01)		(0.18)
Net asset value, end of period	$10.43		$10.42		$10.48		$10.54		$10.55		$10.54
Total return	0.99%		0.47%		0.62%		1.21%		0.21%		2.37%
Ratios to average net assets(b)
Total gross expenses	0.64%		0.64%		0.64%		0.64%		0.63	%(c)	0.63%
Total net expenses(d)	0.47	%(e)	0.48	%(e)	0.48	%(e)	0.48	%(e)	0.47	%(c)	0.48	%(e)
Net investment income	0.89%		1.04%		1.19%		1.30%		1.41	%(c)	1.77%
Supplemental data
Net assets, end of period (in thousands)	$1,623,807		$1,699,650		$1,822,976		$1,829,096		$1,986,836		$2,040,417
Portfolio turnover	37%		28%		31%		37%		2%		39%

Notes to Financial Highlights

(a)  For the period from April 1, 2012 to April 30, 2012. During the period, the Fund's fiscal year end was changed from March 31 to April 30.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA SHORT TERM MUNICIPAL BOND FUND

NOTES TO FINANCIAL STATEMENTS

April 30, 2016

Note 1. Organization

Columbia Short Term Municipal Bond Fund (the Fund), a series of Columbia Funds Series Trust (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C, Class R4, Class R5 and Class Z shares. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust's organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense and sales charge structure.

Class A shares are subject to a maximum front-end sales charge of 1.00% based on the initial investment amount. In addition, Class A shares purchased on or after February 19, 2015 are subject to a contingent deferred sales charge (CDSC) of 0.75% on certain investments of $500,000 or more if redeemed within 12 months after purchase. Redemptions of Class A shares purchased prior to February 19, 2015, without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase, are subject to a CDSC of 1.00% if redeemed within 12 months after purchase, and 0.50% if redeemed more than 12, but less than 18, months after purchase.

Class B shares are not subject to sales charges and will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund's Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within 12 months after purchase.

Class R4 shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain investors as described in the Fund's prospectus.

Class R5 shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans.

Class Z shares are not subject to sales charges and are available only to eligible investors, which are subject to different investment minimums as described in the Fund's prospectus.

Note 2. Summary of Significant Accounting Policies

Basis of Preparation

The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation

Debt securities generally are valued by pricing services approved by the Board of Trustees (the Board) based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized cost value, unless this method results in a valuation that management believes does not approximate market value.

Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.

Annual Report 2016

COLUMBIA SHORT TERM MUNICIPAL BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

April 30, 2016

Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund's Portfolio of Investments.

Delayed Delivery Securities

The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a "when-issued" basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver, which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.

The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.

Dividend income is recorded on the ex-dividend date.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its tax exempt and taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders

Distributions from net investment income, if any, are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The

Annual Report 2016

COLUMBIA SHORT TERM MUNICIPAL BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

April 30, 2016

Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Note 3. Fees and Other Transactions with Affiliates

Management Fees

Effective September 1, 2015, the Fund entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 0.43% to 0.28% as the Fund's net assets increase. The effective management services fee rate for the year ended April 30, 2016 was 0.42% of the Fund's average daily net assets.

Prior to September 1, 2015, the Fund paid the Investment Manager an annual fee for advisory services under an Investment Management Services Agreement and a separate annual fee for administrative and accounting services under an Administrative Services Agreement. For the period from May 1, 2015 through August 31, 2015, the investment advisory services fee paid to the Investment Manager was $2,278,923, and the administrative services fee paid to the Investment Manager was $407,596.

Other Expenses

Other expenses are for, among other things, miscellaneous expenses of the Fund or the Board, including payments to Board Services Corp., a company providing limited administrative services to the Fund and the Board. That company's expenses include boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. For the year ended April 30, 2016, other expenses paid by the Fund to this company were $3,558.

Compensation of Board Members

Board members, who are not officers or employees of the Investment Manager or Ameriprise Financial, are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred

Compensation Plan (the Plan), these Board members may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan. All amounts payable under the Plan constitute a general unsecured obligation of the Fund.

Transactions with Affiliates

For the year ended April 30, 2016, the Fund engaged in purchase and/or sale transactions with affiliates and/or accounts that have a common investment manager (or affiliated investment managers), common directors/trustees, and/or common officers. Those purchase and sale transactions complied with provisions of Rule 17a-7 under the 1940 Act and were $15,189,450 and $0, respectively.

Transfer Agency Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

The Transfer Agent receives a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Transfer Agent also receives sub-transfer agency fees based on a percentage of the average aggregate value of the Fund's shares maintained in omnibus accounts (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., for which the Transfer Agent receives a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Class R5 shares are subject to

Annual Report 2016

COLUMBIA SHORT TERM MUNICIPAL BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

April 30, 2016

an annual limitation of not more than 0.05% of the average daily net assets attributable to Class R5 shares.

For the year ended April 30, 2016, the Fund's effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.20%
Class B	0.20
Class C	0.20
Class R4	0.21
Class R5	0.05
Class Z	0.20

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class's initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended April 30, 2016, these minimum account balance fees reduced total expenses of the Fund by $20.

Distribution and Service Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.

Under the Plans, the Fund pays a monthly combined distribution and service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A shares of the Fund. Also under the Plans, the Fund pays a monthly service fee at the maximum annual rate of 0.25% of the average daily net assets attributable to Class B and Class C shares of the Fund and a monthly distribution fee at the maximum annual rate of 0.75% of the average daily net assets attributable to Class B and Class C shares of the Fund, respectively.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $34,450 for Class A and $403 for Class C shares for the year ended April 30, 2016.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the periods disclosed below, unless sooner terminated at the sole discretion of the Board, so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, do not exceed the following annual rates as a percentage of the class' average daily net assets:

	September 1, 2015 through August 31, 2016	Prior to September 1, 2015
Class A	0.72%	0.73%
Class B	1.47	1.48
Class C	1.47	1.48
Class R4	0.47	0.48
Class R5	0.36	0.38
Class Z	0.47	0.48

Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend and interest expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income

Annual Report 2016

COLUMBIA SHORT TERM MUNICIPAL BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

April 30, 2016

tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At April 30, 2016, these differences are primarily due to differing treatment for capital loss carryforwards, Trustees' deferred compensation and distributions. To the extent these differences are permanent, reclassifications are made among the components of the Fund's net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications.

The Fund did not have any permanent differences; therefore, no reclassifications were made to the Statement of Assets and Liabilities.

The tax character of distributions paid during the years indicated was as follows:

Year Ended April 30,	2016	2015
Ordinary income	$—	$314
Tax-exempt income	15,923,994	20,594,302
Total	15,923,994	20,594,616

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At April 30, 2016, the components of distributable earnings on a tax basis were as follows:

Undistributed tax-exempt income	$3,772,910
Capital loss carryforwards	(944,833)
Net unrealized appreciation	8,746,502

At April 30, 2016, the cost of investments for federal income tax purposes was $1,770,372,272 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$9,913,818
Unrealized depreciation	(1,167,316)
Net unrealized appreciation	$8,746,502

The following capital loss carryforwards, determined at April 30, 2016, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Amount ($)
2018	602,849
No expiration — short-term	341,984
Total	944,833

Capital loss carryforwards with no expiration are required to be utilized prior to any capital losses which carry an expiration date. As a result of this ordering rule, capital loss carryforwards which carry an expiration date may be more likely to expire unused.

For the year ended April 30, 2016, $192,325 of capital loss carryforward was utilized.

Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $539,463,186 and $679,439,793, respectively, for the year ended April 30, 2016. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.

Note 6. Line of Credit

The Fund has access to a revolving credit facility whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Effective December 8, 2015, Citibank, N.A. and HSBC Bank USA, N.A. joined JPMorgan Chase Bank, N.A. (JPMorgan) as lead of a syndicate of banks under the credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, that permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. Prior to December 8, 2015, JPMorgan was the sole lead bank under the credit facility agreement that permitted borrowings up to $550 million under the

Annual Report 2016

COLUMBIA SHORT TERM MUNICIPAL BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

April 30, 2016

same terms and interest rates as described above with the exception of the commitment fee which was charged at a rate of 0.075% per annum.

The Fund had no borrowings during the year ended April 30, 2016.

Note 7. Significant Risks

Shareholder Concentration Risk

At April 30, 2016, one unaffiliated shareholder of record owned 84.9% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid or more liquid positions, resulting in Fund losses and the Fund holding a higher percentage of less liquid or illiquid securities. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.

Credit Risk

Credit risk is the risk that the value of debt securities in the Fund's portfolio may decline because the issuer may default and fail to pay interest or repay principal when due. Rating agencies assign credit ratings to debt securities to indicate their credit risk. Lower rated or unrated debt securities held by the Fund may present increased credit risk as compared to higher-rated debt securities.

Interest Rate Risk

Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities tend to fall, and if interest rates fall, the values of debt securities tend to rise. Actions by governments and central banking authorities can result in increases in interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund's performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates.

Liquidity Risk

Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments

(for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund's investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.

Municipal Securities Risk

Securities issued by a particular state and its instrumentalities are subject to the risk of unfavorable developments in such state. A municipal security can be significantly affected by adverse tax, legislative, regulatory, demographic or political changes as well as changes in a particular state's (state and its instrumentalities') financial, economic or other condition and prospects.

New York Geographic Concentration Risk

To the extent that the Fund concentrates its investments in the municipal securities issued by a particular state and political sub-divisions of the state, the Fund will be particularly affected by political and economic conditions and developments in such state in which it invests. The Fund may, therefore, have a greater risk than that of a municipal bond fund which is more geographically diversified. The value of the municipal securities owned by the Fund also may be adversely affected by future changes in federal or state income tax laws.

Note 8. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 9. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As

Annual Report 2016

COLUMBIA SHORT TERM MUNICIPAL BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

April 30, 2016

a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the Funds' Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the SEC on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2016

COLUMBIA SHORT TERM MUNICIPAL BOND FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Columbia Funds Series Trust and the Shareholders of
Columbia Short Term Municipal Bond Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Short Term Municipal Bond Fund (the "Fund", a series of Columbia Funds Series Trust) at April 30, 2016, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2016 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where such confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Minneapolis, MN
June 21, 2016

Annual Report 2016

COLUMBIA SHORT TERM MUNICIPAL BOND FUND

FEDERAL INCOME TAX INFORMATION

(Unaudited)

The Fund hereby designates the following tax attributes for the fiscal year ended April 30, 2016. Shareholders will be notified in early 2017 of the amounts for use in preparing 2016 income tax returns.

Tax Designations:

Exempt-Interest Dividends	100.00%

Exempt-Interest Dividends. The percentage of net investment income distributed during the fiscal year that qualifies as exempt-interest dividends for federal income tax purposes. A portion of the income may be subject to federal alternative minimum tax.

Annual Report 2016

COLUMBIA SHORT TERM MUNICIPAL BOND FUND

TRUSTEES AND OFFICERS

Shareholders elect the Board that oversees the Fund's operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund's Trustees, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, members generally may serve through the end of the calendar year in which they reach either the mandatory retirement age established by the Board or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

Trustees

Independent Trustees

Name, Address, Year of Birth	Position Held With the Funds and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Trustee since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees	120	Trustee, BlueCross BlueShield of Minnesota (Chair of the Business Development Committee) since 2009; Chair of the Robina Foundation since August 2013
Edward J. Boudreau, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000; FINRA Industry Arbitrator, 2002-present; Chairman and Chief Executive Officer, John Hancock Funds (asset management), Chairman and Interested Trustee for open-end and closed-end funds offered by John Hancock, 1989-2000; John Hancock Life Insurance Company, including SVP and Treasurer and SVP Information Technology, 1968-1988	118	Former Trustee, Boston Museum of Science (Chair of Finance Committee), 1985-2013; former Trustee, BofA Funds Series Trust (11 funds), 2005-2011
Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Trustee since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991	120	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of Human Resources Committee) since 1996

Annual Report 2016

COLUMBIA SHORT TERM MUNICIPAL BOND FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With the Funds and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
William P. Carmichael 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds; Chair of the Board from 1/14-11/15	Retired; Co-founder, The Succession Fund (provides exit strategies to owners of privately held companies), 1998-2007; Adjunct Professor of Finance, Kelley School of Business, Indiana University, 1993-2007; Senior Vice President, Sara Lee Corporation, 1991-1993; Senior Vice President and Chief Financial Officer, Beatrice Foods Company, 1984-1990; Vice President, Esmark, Inc., 1973-1984; Associate, Price Waterhouse, 1968-1972	120

Director, The Finish Line (athletic shoes and apparel) since July 2003; Director, International Textile Corp. since 2012; Director, hhgregg since May, 2015; former Director, Cobra Electronics Corporation (electronic equipment manufacturer), 1994-August 2014; former Director, Spectrum Brands, Inc. (consumer products), 2002-2009; former Director, Simmons Company (bedding), 2004-2010; former Trustee, BofA Funds Series Trust (11 funds), 2009-2011; former Director, McMoRan Exploration Company (oil and gas exploration and development), 2010-2013

Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 1950	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	120	Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative since 2010
William A. Hawkins 901 S. Marquette Ave. Minneapolis, MN 55402 1942	Chair of the Board since 11/15; Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting) since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010; Operation Hope, COO, 2004-2007; IndyMac Bancorp, President, CBG, 1999-2003; American General Bank, President, 1997-1999; Griffin Financial Services, CEO, 1981-1997; The Griffin Funds, CEO, 1992-1998	120	Former Trustee, BofA Funds Series Trust (11 funds), 2009-2015
R. Glenn Hilliard 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting) since April 2003; Non-Executive Director & Chairman, CNO Financial Group, Inc. (insurance), 2003-2011; Chair & CEO, ING Americas, 1996-2003	118	Chairman, BofA Funds Series Trust (11 funds); former Director, CNO Financial Group, Inc. (insurance), 2003-2011

Annual Report 2016

COLUMBIA SHORT TERM MUNICIPAL BOND FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With the Funds and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 1952	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Managing Director, Morgan Stanley, 1982-1989; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	120

Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)

Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 1941	Trustee since 2000 for Seligman Funds, since 11/08 for RiverSource Funds and since 6/11 for Nations Funds	Counsel, Lewis & Munday, P.C. (law firm) since 2004; Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation, 1993-1997	118

Lead Outside Director, Infinity Resources, Inc. (oil and gas exploration and production) since 1994; Lead Outside Director, Digital Ally, Inc. (digital imaging) since September 2005; Trustee, Marygrove College (Chair of Finance Committee) since 2007; former Director, OGE Energy Corp. (energy and energy services), 2007-2014

Minor M. Shaw 901 S. Marquette Ave. Minneapolis, MN 55402 1947	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	120

Director, Piedmont Natural Gas; Director, BlueCross BlueShield of South Carolina since April 2008; Chair of the Duke Endowment; Director, National Association of Corporate Directors, Carolinas Chapter since 2013; Chair of Greenville — Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011

Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Trustee since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	Managing Director, Forester Biotech (consulting), 2001-2003; Chief Executive Officer and Director, RiboNovix, Inc., (biotechnology), 2003-2010; President and Chief Executive Officer of CMT Inc., 2001-2003; Aquila Biopharmaceuticals Inc., 1996-2000; Cambridge Biotech Corporation, 1995-1996; Mitotix Inc., 1993-1994	120	Director, Abt Associates
				(government contractor) since 2001; Director, Boston Children's Hospital since 2002; Director, Healthways, Inc. (health and well-being solutions) since 2005; Director, ICI Mutual Insurance Company, since 2011

Annual Report 2016

COLUMBIA SHORT TERM MUNICIPAL BOND FUND

TRUSTEES AND OFFICERS (continued)

Interested Trustee Not Affiliated with Investment Manager*

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Anthony M. Santomero 901 S. Marquette Ave. Minneapolis, MN 55402 1946	Trustee since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000-2006; Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	118

Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Renaissance Reinsurance Ltd. since May 2008; Director, Citigroup Inc. since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011

* Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the Funds to be an "interested person" (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Funds or accounts advised/managed by the Investment Manager.

Annual Report 2016

COLUMBIA SHORT TERM MUNICIPAL BOND FUND

TRUSTEES AND OFFICERS (continued)

Interested Trustee Affiliated with Investment Manager*

Name, Address, Year of Birth	Position Held With the Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
William F. Truscott c/o Columbia Management Investment Advisers, LLC, 225 Franklin St. Boston, MA 02110 1960	Trustee since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds

Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012 and President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012.

178

Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; Former Director, Ameriprise Certificate Company, 2006-January 2013

* Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.

The Statement of Additional Information has additional information about the Fund's Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary; or visiting columbiathreadneedle.com/us.

Annual Report 2016

COLUMBIA SHORT TERM MUNICIPAL BOND FUND

TRUSTEES AND OFFICERS (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund's other officers are:

Fund Officers

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel January 2010-December 2014; and Vice President and Group Counsel or Counsel 2004-January 2010); officer of Columbia Funds and affiliated funds since 2007.

Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011), Chief Financial Officer (2009) and Chief Accounting Officer (2015)

Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004-April 2010; senior officer of Columbia Funds and affiliated funds since 2002.

Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011), Chief Legal Officer (2015) and Assistant Secretary (2008)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since November 2008 and January 2013, respectively (previously Chief Counsel, January 2010-January 2013 and Group Counsel, November 2008-January 2010).

Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)

Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Compliance Executive, Bank of America, 2005-April 2010.

Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)

Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Director and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007-April 2010.

Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Associate General Counsel, Bank of America, 2005-April 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)

Managing Director and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, 2009-April 2010, and Vice President — Asset Management and Trust Company Services, 2006-2009).

Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)

President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009; President, RiverSource Service Corporation 2004-2010.

Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Vice President and Secretary (2015)

Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011 (previously, Counsel from May 2010 to August 2011); Assistant General Counsel, Bank of America, 2005-April 2010; officer of Columbia Funds and affiliated funds since 2005.

Annual Report 2016

COLUMBIA SHORT TERM MUNICIPAL BOND FUND

IMPORTANT INFORMATION ABOUT THIS REPORT

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedle.com/us; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedle.com/us, or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund's complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2016

Columbia Short Term Municipal Bond Fund

P.O. Box 8081

Boston, MA 02266-8081

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to columbiathreadneedle.com/us. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies.

All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804

© 2016 Columbia Management Investment Advisers, LLC.

columbiathreadneedle.com/us

ANN223_04_F01_(06/16)

ANNUAL REPORT

April 30, 2016

COLUMBIA AMT-FREE NORTH CAROLINA INTERMEDIATE MUNI BOND FUND

PRESIDENT'S MESSAGE

Dear Shareholders,

Volatility comes with the territory for long-term investors. Some investors instinctively want to pull out of the market or sell underperforming investments at the first sign of increased volatility or perhaps even as soon as they perceive it on the horizon. But taking yourself out of the market could mean losing out on potential opportunities, and putting your longer-term investment goals at risk.

Cumulative return is not just about achieving high returns when markets are going up; it's also about remaining invested and minimizing losses during weak or volatile markets so that you can participate on the upside. Developing a deeper understanding of the various risks your portfolio is subject to can help you balance these risks.

Diversification is critical in seeking to achieve that balance. We believe that most portfolios could be more effectively diversified either by introducing holdings with performance profiles unrelated to existing holdings (like alternative products) or by rebalancing existing holdings with an eye toward risk allocation. Over time, distributing risk more evenly may produce a more pronounced diversification benefit and may improve portfolio efficiency. We believe market volatility can create significant opportunities and, in fact, these periods may be some of the very best times to invest.

With this in mind, I thought it important to highlight excerpts from a piece written by Colin Moore, Global Chief Investment Officer, in which he touches on some of these issues emphasizing the importance of a properly constructed portfolio in seeking to effectively manage volatility and to achieve consistency of returns. I encourage you to read the article in its entirety. To access the full article and for other insights on current market, please visit blog.columbiathreadneedleus.com/latest-perspectives.

You need investments that are designed to help you ease the impact of volatile market environments and keep the savings you have worked tirelessly to amass. Columbia Threadneedle Investments provides investment solutions to help you tackle financial challenges and achieve your desired outcome.

Best regards,

Christopher O. Petersen
President, Columbia Funds

Excerpts from:

Taking the scare out of the volatility bogeyman

By Colin Moore, Global Chief Investment Officer

Colin Moore is the global chief investment officer for Columbia Threadneedle Investments. His responsibilities include ensuring that a disciplined investment process is in place across all asset classes, including equity and fixed income. Mr. Moore joined one of the Columbia Threadneedle Investments legacy firms in 2002 as head of equity and was also head of fixed income and liquidity strategies from 2009 – 2010.

■  In today's low growth, higher volatility world, the emphasis is shifting from maximization of returns to consistency of returns.

Annual Report 2016

PRESIDENT'S MESSAGE (continued)

■  Portfolios should represent the behavioral risk-return tradeoff of investors, remembering that they won't stay invested to realize the return if we get the risk tolerance wrong.

■  Holding long-term savings in cash to avoid volatility (the financial equivalent of hiding under the sheets) is detrimental to achieving long-term goals.

According to Wikipedia, "The bogeyman is a common allusion to a mythical creature in many cultures used to control behavior. This monster has no specific appearance, and conceptions about it can vary drastically from household to household within the same community; in many cases he has no set appearance in the mind of an adult or child, but is simply a non-specific embodiment of terror." Different cultures have different names and physical representations for the bogeyman, and investors are no different. We have terrible monsters that we fear may destroy our portfolios, and we call one of the scariest of them volatility.

While the bogeyman is mythical (I hope!), volatility is real and can cause serious damage. To understand why investors have such a hard time coping with volatility, we first need to define three cognitive biases at work in today's investment environment:

1)  Recency bias — something that has recently come to the forefront of our attention, regardless of how long established it is, suddenly seems to appear with improbable frequency.

2)  Negativity bias — we tend to have a greater recall of unpleasant memories than positive memories.

3)  Loss aversion — our dissatisfaction with losing money tends to be greater than our satisfaction with making money.

The level of volatility varies dramatically, and so does investor fear and panic selling — waxing when volatility rises, waning when it falls. Recent studies have pointed to demographics as an important driver of panic selling. The theory is that as people get closer to retirement, the prospects of a large (20% – 30%) loss in financial assets can have a much more pronounced effect on their sense of well-being. Wealth preservation instincts kick in much more quickly than for younger (and typically less wealthy) savers.

The reality is that there is little opportunity for return without volatility. Therefore, the bogeyman effect of holding long-term savings in cash to avoid volatility (the financial equivalent of hiding under the sheets) is detrimental to achieving long-term goals. This effect tends to be more pronounced during the episodic spikes in volatility. The significant spike in volatility in 2008 and 2009 led to significant withdrawals from long-term investment funds over the same period. Less pronounced effects can also be seen when comparing 2001 – 2003 and 2011 – 2012. Conversely, flows picked up when volatility returned to "normal" levels. Investor behavior of this type is consistent with the three behavioral biases.

I believe average volatility will be higher over the next 10 years than the last 10 years and episodic spikes will increase in frequency because sustainable economic growth will be structurally lower and geopolitical risk higher than any time since World War II. Low growth creates uncertainty while loss aversion will make investors fear that we are one economic mishap or geopolitical event away from no growth or recession. The result will be higher volatility on average. Negativity bias will tend to exacerbate "spike" reactions to event-driven geopolitical news, and the volatility bogeyman will appear more often. Assuming the behavioral biases continue, investor returns are likely to be very disappointing regardless of the total return generated by financial markets due to the bogeyman effect.

To mitigate this effect, we need to focus on portfolio construction and an improved understanding of diversification. I accept that equities are likely to offer the highest return over the next 10 years, but they also offer the highest volatility. Many portfolio construction optimization tools use historical average volatility, which is likely to underestimate the volatility investors will face. The bogeyman emerges when individual asset class volatility spikes and cross correlations rise, the combination of which increases overall portfolio volatility far beyond expectation. Diversification is meant to protect investors against volatility, but what's the point of owning lots of investments if the volatility bogeyman has not been properly estimated?

Most importantly, portfolios should be constructed to properly represent the behavioral risk-return tradeoff of investors, remembering that they won't stay invested to realize the return if we get the risk tolerance wrong. In a low growth, higher volatility world, the emphasis is shifting to return consistency rather than return maximization,

Annual Report 2016

PRESIDENT'S MESSAGE (continued)

and investors are best served through investment approaches that appreciate that distinction. Even though it's a permanent feature of financial markets, volatility is less likely to be the bogeyman we all fear if portfolios are constructed with this understanding.

Please visit blog.columbiathreadneedleus.com/latest-perspectives to read the entire article.

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus and summary prospectus, which contains this and other important information about a fund, visit columbiathreadneedle.com/us. The prospectus should be read carefully before investing.

The views expressed are as of April 2016, may change as market or other conditions change, and may differ from views expressed by other Columbia Management Investment Advisers, LLC (CMIA) associates or affiliates. Actual investments or investment decisions made by CMIA and its affiliates, whether for its own account or on behalf of clients, will not necessarily reflect the views expressed. This information is not intended to provide investment advice and does not account for individual investor circumstances. Investment decisions should always be made based on an investor's specific financial needs, objectives, goals, time horizon and risk tolerance. Asset classes described may not be suitable for all investors.

Past performance does not guarantee future results, and no forecast should be considered a guarantee either. Since economic and market conditions change frequently, there can be no assurance that the trends described here will continue or that the forecasts are accurate.

Diversification does not guarantee a profit or protect against loss.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2016 Columbia Management Investment Advisers, LLC. All rights reserved

Annual Report 2016

COLUMBIA AMT-FREE NORTH CAROLINA INTERMEDIATE MUNI BOND FUND

Performance Overview	2
Manager Discussion of Fund Performance	4
Understanding Your Fund's Expenses	6
Portfolio of Investments	7
Statement of Assets and Liabilities	14
Statement of Operations	16
Statement of Changes in Net Assets	17
Financial Highlights	19
Notes to Financial Statements	24
Report of Independent Registered Public Accounting Firm	31
Federal Income Tax Information	32
Trustees and Officers	33
Important Information About This Report	39

Fund Investment Manager

Columbia Management Investment
Advisers, LLC
225 Franklin Street
Boston, MA 02110

Fund Distributor

Columbia Management Investment
Distributors, Inc.
225 Franklin Street
Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment
Services Corp.
P.O. Box 8081
Boston, MA 02266-8081

For more information about any of the funds, please visit columbiathreadneedle.com/us or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2016

COLUMBIA AMT-FREE NORTH CAROLINA INTERMEDIATE MUNI BOND FUND

PERFORMANCE OVERVIEW

Performance Summary

■  Columbia AMT-Free North Carolina Intermediate Muni Bond Fund (the Fund) Class A shares returned 3.77% excluding sales charges for the 12-month period that ended April 30, 2016. Class Z shares of the Fund returned 4.03% for the same time period.

■  The Fund underperformed its benchmark, the Barclays 3-15 Year Blend Municipal Bond Index, which returned 4.86% during the 12-month period.

■  The Fund's underperformance stemmed from its yield curve and duration positioning.

Average Annual Total Returns (%) (for period ended April 30, 2016)

	Inception	1 Year	5 Years	10 Years
Class A	12/14/92
Excluding sales charges		3.77	3.56	3.54
Including sales charges		0.63	2.93	3.23
Class B	06/07/93
Excluding sales charges		3.00	2.75	2.76
Including sales charges		0.00	2.75	2.76
Class C	12/16/92
Excluding sales charges		3.00	2.78	2.77
Including sales charges		2.00	2.78	2.77
Class R4*	03/19/13	4.03	3.81	3.79
Class Z	12/11/92	4.03	3.81	3.79
Barclays 3-15 Year Blend Municipal Bond Index		4.86	4.61	4.89

Returns for Class A are shown with and without the maximum initial sales charge of 3.00%. Returns for Class B are shown with and without the applicable contingent deferred sales charge (CDSC) of 3.00% in the first year, declining to 1.00% in the fourth year and eliminated thereafter. Returns for Class C are shown with and without the 1.00% CDSC for the first year only. The Fund's other classes are not subject to sales charges and have limited eligibility. Please see the Fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedle.com/us or calling 800.345.6611.

*The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund's oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedle.com/us/investment-products/mutual-funds/appended-performance for more information.

The Barclays 3-15 Year Blend Municipal Bond Index is an unmanaged index that tracks the performance of municipal bonds issued after December 31, 1990, with remaining maturities between 2 and 17 years and at least $7 million in principal amount outstanding.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

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COLUMBIA AMT-FREE NORTH CAROLINA INTERMEDIATE MUNI BOND FUND

PERFORMANCE OVERVIEW (continued)

Performance of a Hypothetical $10,000 Investment (May 1, 2006 – April 30, 2016)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia AMT-Free North Carolina Intermediate Muni Bond Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.

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COLUMBIA AMT-FREE NORTH CAROLINA INTERMEDIATE MUNI BOND FUND

MANAGER DISCUSSION OF FUND PERFORMANCE

Portfolio Management

Brian McGreevy

Quality Breakdown (%) (at April 30, 2016)
AAA rating	16.5
AA rating	50.8
A rating	23.3
BBB rating	4.6
Not rated	4.8
Total	100.0

Percentages indicated are based upon total fixed income investments (excluding Money Market Funds).

Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the middle rating of Moody's, S&P and Fitch, after dropping the highest and lowest available ratings. When ratings are available from only two rating agencies, the lower rating is used. When a rating is available from only one rating agency, that rating is used. When a bond is not rated by any rating agency, it is designated as "Not rated." Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager and/or Fund's subadviser incorporates into its credit analysis process, along with such other issuer-specific factors as cash flows, capital structure and leverage ratios, ability to de-leverage (repay) through free cash flow, quality of management, market positioning and access to capital, as well as such security-specific factors as the terms of the security (e.g., interest rate and time to maturity) and the amount and type of any collateral.

For the 12-month period that ended April 30, 2016, the Fund's Class A shares returned 3.77% excluding sales charges. Class Z shares of the Fund returned 4.03%. The Fund underperformed its benchmark, the Barclays 3-15 Year Blend Municipal Bond Index, which returned 4.86% for the same time period. The Fund's underperformance stemmed from its yield curve and duration positioning.

Market Overview

The U.S. municipal bond market produced a positive return and outperformed U.S. Treasuries during the reporting period, thanks in part to a highly favorable balance of supply and demand. Mutual fund cash flows provided a steady source of support for the market, with positive inflows for 30 consecutive weeks as of the close of the period. In the interval from October 2015 through April 2016 alone, inflows into municipal funds totaled over $27 billion. Insurance companies and banks were active buyers, as well. Supply was also strong, but almost half of the new issuance came from refunding deals — rather than new issuance — as issuers sought to take advantage of the cost savings from refinancing older, higher coupon debt. The refinancing activity added an additional layer of demand since many of the refundings were of currently callable bonds issued in 2005 or 2006. As a result, many investors who were taken out of older bonds reinvested the proceeds back into the market.

The strength of state and local finances throughout the United States, with the notable exceptions of New Jersey, Illinois, the City of Chicago, and Puerto Rico, further aided the performance of municipal bonds. Longer term securities generally provided superior returns versus shorter term issues, reflecting the latter category's low nominal yields. Lower quality bonds outpaced their higher quality counterparts, as investors' hearty appetite for risk fueled a continued reach for yield.

North Carolina's Market Underperformed

North Carolina's economy remained on a firm footing during the period, with growth above both the U.S. and regional averages. The combination of a rising number of start-ups and the expansion of existing business led to healthy wage gains, which in turn boosted consumer spending. Rising investments in both the public and private sectors, together with the state's strong demographics and the sizable contribution from the technology sector, provided a robust underpinning for economic growth. Despite these positive factors, North Carolina's municipal bond market underperformed during the period. The State's debt is highly rated, a relative headwind at a time in which investors displayed a preference for lower quality issues.

Contributors and Detractors

The Fund's underperformance stemmed from its yield curve positioning — specifically, its overweight allocations to shorter maturities and cash — as well as its shorter duration (lower interest-rate sensitivity) versus the benchmark. While we sought to maintain a neutral duration, solid cash flows and several refundings of existing holdings caused the Fund's duration to be shorter than our desired objective at times.

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COLUMBIA AMT-FREE NORTH CAROLINA INTERMEDIATE MUNI BOND FUND

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

However, the Fund's longer dated bonds outperformed the corresponding holdings within the benchmark due to their longer call structures.

The Fund's positions in higher rated bonds detracted given the outperformance of lower quality securities. On the plus side, the Fund's holdings in single-A rated debt outpaced the benchmark components and therefore aided results. The Fund had a heavy weighting in pre-refunded bonds due to substantial refunding activity in North Carolina, which was a drag on performance since these bonds are shorter in maturity and of higher quality. Electric revenue and hospital bonds aided returns, as both areas strongly outperformed. Education was the best sector for the Fund, while the water and sewer sector generated below- average results.

Fund Positioning

The Fund was fairly active over the period, purchasing bonds with maturities between 10 and 15 years in order to keep the Fund's average maturity in line with the benchmark. In addition, we increased the portfolio's weightings in the education, utility and local general-obligation (GO) sectors. Since most of the local GOs were higher rated issues, the overall quality of the portfolio increased during the course of the year. We maintained the Fund's higher quality tilt, as there were limited opportunities add to the A and BBB areas in the size and quantity we desired.

Investment Risks

Fixed-income securities present issuer default risk. The Fund invests substantially in municipal securities and will be affected by tax, legislative, regulatory, demographic or political changes, as well as changes impacting a state's financial, economic or other conditions. A relatively small number of tax-exempt issuers may necessitate the Fund investing more heavily in a single issuer and, therefore, be more exposed to the risk of loss than a fund that invests more broadly. The value of the Fund's portfolio may be more volatile than a more geographically diversified fund. Prepayment and extension risk exists as a loan, bond or other investment may be called, prepaid or redeemed before maturity and that similar yielding investments may not be available for purchase. A rise in interest rates may result in a price decline of fixed-income instruments held by the Fund, negatively impacting its performance and NAV. Falling rates may result in the Fund investing in lower yielding debt instruments, lowering the Fund's income and yield. These risks may be heightened for longer maturity and duration securities. Non-investment-grade (high-yield or junk) securities present greater price volatility and more risk to principal and income than higher rated securities. Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Federal and state tax rules apply to capital gain distributions and any gains or losses on sales. Income may be subject to state or local taxes. Liquidity risk is associated with the difficulty of selling underlying investments at a desirable time or price. See the Fund's prospectus for information on these and other risks.

Annual Report 2016
5

COLUMBIA AMT-FREE NORTH CAROLINA INTERMEDIATE MUNI BOND FUND

UNDERSTANDING YOUR FUND'S EXPENSES

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund's Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the "Actual" column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare With Other Funds" below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

November 1, 2015 – April 30, 2016

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund's Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,026.50	1,020.84	4.08	4.07	0.81
Class B	1,000.00	1,000.00	1,021.70	1,017.11	7.84	7.82	1.56
Class C	1,000.00	1,000.00	1,022.70	1,017.11	7.85	7.82	1.56
Class R4	1,000.00	1,000.00	1,027.80	1,022.08	2.82	2.82	0.56
Class Z	1,000.00	1,000.00	1,026.80	1,022.08	2.82	2.82	0.56

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 366.

Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

Annual Report 2016
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COLUMBIA AMT-FREE NORTH CAROLINA INTERMEDIATE MUNI BOND FUND

PORTFOLIO OF INVESTMENTS

April 30, 2016

(Percentages represent value of investments compared to net assets)

Municipal Bonds 94.7%

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
AIRPORT 1.5%
Raleigh Durham Airport Authority Refunding Revenue Bonds Series 2010A 05/01/23	5.000%	3,000,000	3,467,040
HIGHER EDUCATION 8.2%
Appalachian State University Refunding Revenue Bonds Series 2016B(a) 10/01/20	5.000%	1,380,000	1,588,973
East Carolina University Revenue Bonds General Series 2014A 10/01/31	5.000%	1,900,000	2,304,453
Series 2016A 10/01/30	4.000%	2,000,000	2,279,120
North Carolina Agricultural & Technical State University Refunding Revenue Bonds General Purpose Series 2015A 10/01/32	5.000%	2,000,000	2,408,080
North Carolina Capital Facilities Finance Agency Revenue Bonds Meredith College Series 2008 06/01/31	6.000%	1,000,000	1,069,930
Wake Forest University Series 2009 01/01/26	5.000%	1,000,000	1,104,360
University of North Carolina System Revenue Bonds General Trust Indenture Series 2009B 10/01/17	4.250%	1,000,000	1,047,810
Unrefunded Revenue Bonds Series 2008A (AGM) 10/01/22	5.000%	360,000	394,351
University of North Carolina at Charlotte (The) Revenue Bonds Series 2014 04/01/30	5.000%	1,000,000	1,201,730
University of North Carolina at Greensboro Refunding Revenue Bonds Series 2016 04/01/29	5.000%	390,000	485,484
04/01/30	5.000%	250,000	309,073
Revenue Bonds General Series 2014 04/01/32	5.000%	2,000,000	2,387,420

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
University of North Carolina at Wilmington Refunding Revenue Bonds Series 2015 06/01/29	5.000%	2,000,000	2,385,100
Total			18,965,884
HOSPITAL 11.6%
Charlotte-Mecklenburg Hospital Authority (The) Refunding Revenue Bonds Carolinas Health Care System Group Series 2007A (AGM) 01/15/20	5.000%	1,550,000	1,597,011
Series 2008A 01/15/24	5.250%	2,000,000	2,128,600
Series 2009A 01/15/21	5.000%	1,000,000	1,109,840
North Carolina Medical Care Commission Refunding Revenue Bonds Mission Health System, Inc. Series 2015 10/01/36	5.000%	2,515,000	2,995,642
Novant Health Obligation Group Series 2013 11/01/24	5.000%	530,000	634,511
Southeastern Regional Medical Center Series 2012 06/01/26	5.000%	1,000,000	1,137,750
Vidant Health Series 2012A 06/01/25	5.000%	1,500,000	1,749,345
06/01/36	5.000%	1,445,000	1,619,224
Series 2015 06/01/30	5.000%	1,000,000	1,198,510
WakeMed Series 2012A 10/01/31	5.000%	2,000,000	2,330,720
Revenue Bonds Duke University Health System Series 2012A 06/01/32	5.000%	3,635,000	4,266,290
Moses Cone Health System Series 2011 10/01/20	5.000%	3,215,000	3,715,157
Rex Hospital, Inc. Series 2015A 07/01/32	5.000%	1,000,000	1,184,830
Northern Hospital District of Surry County Revenue Bonds Series 2008 10/01/24	5.750%	1,000,000	1,065,070
Total			26,732,500

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
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COLUMBIA AMT-FREE NORTH CAROLINA INTERMEDIATE MUNI BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

April 30, 2016

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
JOINT POWER AUTHORITY 2.1%
North Carolina Municipal Power Agency No. 1 Refunding Revenue Bonds Series 2015A 01/01/31	5.000%	2,000,000	2,452,220
Series 2016A 01/01/28	5.000%	1,500,000	1,891,815
Unrefunded Revenue Bonds Series 2009A 01/01/25	5.000%	430,000	474,393
Total			4,818,428
LOCAL APPROPRIATION 17.5%
Appalachian State University Refunding Revenue Bonds Series 2016A 10/01/26	5.000%	325,000	416,306
City of Kannapolis Revenue Bonds Series 2014 04/01/31	5.000%	1,365,000	1,616,392
City of Monroe Refunding Revenue Bonds Series 2016 03/01/33	4.000%	800,000	882,760
03/01/35	5.000%	1,000,000	1,203,280
City of Raleigh Refunding Limited Obligation Revenue Bonds Series 2016 02/01/31	4.000%	385,000	441,891
02/01/32	4.000%	775,000	883,702
City of Wilmington Refunding Certificate of Participation Series 2006A 06/01/17	5.000%	1,005,000	1,009,251
Refunding Revenue Bonds Series 2014A 06/01/28	5.000%	500,000	608,210
City of Winston-Salem Refunding Revenue Bonds Series 2014C 06/01/29	5.000%	750,000	916,740
County of Brunswick Revenue Bonds Series 2015A 06/01/28	5.000%	250,000	307,493
06/01/29	5.000%	250,000	305,380
County of Buncombe Revenue Bonds Series 2012 06/01/28	5.000%	500,000	595,830
06/01/29	5.000%	1,000,000	1,187,090
Series 2014A 06/01/32	5.000%	1,635,000	1,973,854

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
County of Cabarru Revenue Bonds Installment Financing Contract Series 2016 04/01/28	5.000%	1,000,000	1,255,200
County of Catawba Revenue Bonds Series 2011 10/01/22	5.000%	400,000	474,472
County of Cumberland Refunding Certificate of Participation Improvement Projects Series 2009-B1 12/01/21	5.000%	2,775,000	3,150,235
County of Davidson Revenue Bonds Series 2016 06/01/29	5.000%	1,000,000	1,253,460
County of Duplin Revenue Bonds Series 2016 04/01/34	5.000%	1,000,000	1,196,120
County of Henderson Certificate of Participation Series 2006A (AMBAC) 06/01/16	5.000%	1,060,000	1,064,226
County of Johnston Revenue Bonds Series 2014 06/01/28	5.000%	1,000,000	1,234,710
County of Martin Refunding Revenue Bonds Water & Sewer District Series 2014 06/01/30	4.000%	730,000	804,993
County of Moore Revenue Bonds Series 2010 06/01/24	5.000%	1,635,000	1,857,278
County of New Hanover Refunding Certificate of Participation Series 2005B (AMBAC) 09/01/18	5.000%	1,755,000	1,920,426
County of Onslow Revenue Bonds Series 2015 06/01/27	4.000%	405,000	463,859
County of Pender Revenue Bonds Series 2015 04/01/27	5.000%	1,165,000	1,436,701
04/01/28	5.000%	1,290,000	1,577,051

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
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COLUMBIA AMT-FREE NORTH CAROLINA INTERMEDIATE MUNI BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

April 30, 2016

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
County of Randolph Refunding Revenue Bonds Series 2013C 10/01/26	5.000%	1,500,000	1,894,830
County of Union Refunding Revenue Bonds Series 2012 12/01/24	5.000%	1,715,000	2,184,035
County of Wilkes Refunding Revenue Bonds Series 2015 06/01/27	5.000%	500,000	613,410
06/01/29	5.000%	500,000	604,825
Durham Capital Financing Corp. Refunding Revenue Bonds Series 2016 12/01/28	5.000%	630,000	799,955
Durham Capital Financing Corp Refunding Revenue Bonds Series 2016 12/01/29	5.000%	1,100,000	1,389,696
Jacksonville Public Facilities Corp. Limited Obligation Revenue Bonds Series 2012 04/01/26	5.000%	1,075,000	1,270,575
Orange County Public Facilities Co. Revenue Bonds Series 2012 10/01/24	5.000%	1,325,000	1,615,837
Total			40,410,073
LOCAL GENERAL OBLIGATION 5.9%
City of Raleigh Refunding Unlimited General Obligation Bonds Series 2016A 09/01/27	5.000%	2,000,000	2,652,900
City of Winston-Salem Unlimited General Obligation Bonds Series 2016B 06/01/23	5.000%	1,935,000	2,424,052
County of Henderson Revenue Bonds Series 2015 10/01/30	5.000%	500,000	618,065
County of New Hanover Unlimited General Obligation Refunding Bonds Series 2009 12/01/17	5.000%	1,170,000	1,250,086
County of New Hanover(a) Refunding Unlimited General Obligation Bonds Series 2016 08/01/27	4.000%	820,000	978,711

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
County of Stanly Unlimited General Obligation Refunding Bonds Series 2010 02/01/18	4.000%	1,500,000	1,587,915
County of Wake Unlimited General Obligation Refunding Bonds Series 2010C 03/01/22	5.000%	2,000,000	2,439,780
Unrefunded Unlimited General Obligation Public Improvement Bonds Series 2009 03/01/20	5.000%	1,565,000	1,754,146
Total			13,705,655
MULTI-FAMILY 1.7%
North Carolina Capital Facilities Finance Agency Refunding Revenue Bonds North Carolina A&T University Foundation Project Series 2015A 06/01/28	5.000%	1,000,000	1,169,900
Western Carolina University Refunding Limited Obligation Revenue Bonds Student Housing Series 2016 (AGM) 06/01/27	5.000%	500,000	623,225
06/01/28	5.000%	1,000,000	1,236,690
06/01/29	5.000%	800,000	983,232
Total			4,013,047
MUNICIPAL POWER 2.1%
City of Concord Utilities Systems Refunding Revenue Bonds Series 2009B 12/01/19	5.000%	1,500,000	1,712,205
City of Fayetteville Public Works Commission Revenue Bonds Series 2014 03/01/27	4.000%	1,250,000	1,439,838
Greenville Utilities Commission Revenue Bonds Series 2008A (AGM) 11/01/18	5.000%	1,040,000	1,144,218
Guam Power Authority Refunding Revenue Bonds Series 2012A (AGM)(b) 10/01/24	5.000%	520,000	628,727
Total			4,924,988

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
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COLUMBIA AMT-FREE NORTH CAROLINA INTERMEDIATE MUNI BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

April 30, 2016

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
PORTS 1.0%
North Carolina State Ports Authority Revenue Bonds Senior Lien Series 2010B 02/01/25	5.000%	2,000,000	2,230,180
REFUNDED/ESCROWED 22.1%
Albemarle Hospital Authority Prerefunded 10/01/17 Revenue Bonds Series 2007 10/01/21	5.250%	2,000,000	2,127,360
10/01/27	5.250%	1,000,000	1,063,680
City of Winston-Salem Water & Sewer System Prerefunded 06/01/17 Revenue Bonds Series 2007A 06/01/19	5.000%	3,000,000	3,142,650
Prerefunded 06/01/19 Revenue Bonds Series 2009 06/01/23	5.000%	1,000,000	1,126,680
County of Brunswick Enterprise Systems Prerefunded 04/01/18 Revenue Bonds Series 2008A 04/01/20	5.000%	1,915,000	2,070,594
04/01/22	5.000%	1,390,000	1,502,938
County of Cabarrus Prerefunded 06/01/18 Certificates of Participation Installment Financing Contract Series 2008C 06/01/22	5.000%	1,545,000	1,681,671
County of Craven Prerefunded 06/01/17 Certificate of Participation Series 2007 (NPFGC) 06/01/18	5.000%	2,825,000	2,959,950
06/01/19	5.000%	1,825,000	1,912,180
County of Harnett Prerefunded 06/01/19 Certificate of Participation Series 2009 06/01/22	5.000%	1,880,000	2,116,936
County of Mecklenburg Prerefunded 02/01/19 Certificate of Participation Series 2009A 02/01/23	5.000%	1,000,000	1,114,420
County of Wake Prerefunded 03/01/19 Unlimited General Obligation Public Improvement Bonds Series 2009 03/01/20	5.000%	935,000	1,045,096
Revenue Bonds Series 1993 Escrowed to Maturity (NPFGC) 10/01/26	5.125%	3,065,000	3,597,329

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
North Carolina Eastern Municipal Power Agency Prerefunded 01/01/18 Revenue Bonds Series 2008A (AGM) 01/01/19	5.250%	1,500,000	1,613,250
Prerefunded 01/01/19 Revenue Bonds Series 2009B 01/01/26	5.000%	2,250,000	2,499,953
Prerefunded 01/01/22 Revenue Bonds Series 1988A 01/01/26	6.000%	1,000,000	1,268,710
Refunding Revenue Bonds Series 1993B Escrowed to Maturity (NPFGC) 01/01/22	6.000%	1,000,000	1,265,560
Series 1993B Escrowed to Maturity (NPFGC/IBC) 01/01/22	6.000%	3,000,000	3,674,400
North Carolina Infrastructure Finance Corp. Prerefunded 05/01/17 Certificate of Participation Capital Improvement Series 2007A (AGM) 05/01/24	5.000%	2,570,000	2,683,646
North Carolina Medical Care Commission Prerefunded 11/01/17 Revenue Bonds Wilson Medical Center Series 2007 11/01/19	5.000%	3,385,000	3,603,468
North Carolina Municipal Power Agency No. 1 Prerefunded 01/01/18 Revenue Bonds Series 2008A 01/01/20	5.250%	2,000,000	2,150,300
Prerefunded 01/01/19 Revenue Bonds Series 2009A 01/01/25	5.000%	1,070,000	1,188,866
Puerto Rico Highways & Transportation Authority Refunding Revenue Bonds Series 2003AA Escrowed to Maturity (NPFGC)(b) 07/01/18	5.500%	3,360,000	3,692,472
University of North Carolina System Prerefunded 10/01/18 Revenue Bonds Series 2008A (AGM) 10/01/22	5.000%	985,000	1,084,662
10/01/22	5.000%	655,000	721,273
Total			50,908,044
RETIREMENT COMMUNITIES 2.4%
North Carolina Medical Care Commission Refunding Revenue Bonds 1st Mortgage-Givens Estates Series 2007 07/01/16	5.000%	1,000,000	1,005,460
1st Mortgage-United Church Series 2015A 09/01/30	4.500%	1,000,000	999,950

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
10

COLUMBIA AMT-FREE NORTH CAROLINA INTERMEDIATE MUNI BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

April 30, 2016

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
1st Mortgage-United Methodist Series 2013A 10/01/33	5.000%	1,595,000	1,666,488
Pennybyrn at Maryfield Series 2015 10/01/25	5.000%	1,000,000	1,105,950
North Carolina Medical Care Commission(a) Refunding Revenue Bonds United Methodist Retirement Series 2016 10/01/30	5.000%	700,000	836,577
Total			5,614,425
SPECIAL NON PROPERTY TAX 1.7%
Territory of Guam Revenue Bonds Series 2011A(b) 01/01/31	5.000%	500,000	561,765
Virgin Islands Public Finance Authority(b) Refunding Revenue Bonds Senior Lien Series 2009B 10/01/25	5.000%	1,500,000	1,664,925
Revenue Bonds Matching Fund Loan Notes-Senior Lien Series 2010A 10/01/20	5.000%	1,560,000	1,760,273
Total			3,986,963
STATE APPROPRIATED 1.1%
State of North Carolina Refunding Revenue Bonds Series 2014B 06/01/25	5.000%	2,000,000	2,554,600
TRANSPORTATION 0.5%
State of North Carolina Revenue Bonds Vehicle - GARVEE Series 2015 03/01/27	5.000%	900,000	1,108,314
WATER & SEWER 15.3%
Cape Fear Public Utility Authority Revenue Bonds Series 2008 08/01/20	5.000%	1,000,000	1,093,510
City of Charlotte Water & Sewer System Revenue Bonds Series 2008 07/01/23	5.000%	3,000,000	3,274,530
Series 2009B 07/01/25	5.000%	5,835,000	6,773,385

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
City of Gastonia Combined Utilities System Refunding Revenue Bonds Series 2009 05/01/17	4.000%	1,205,000	1,245,813
Revenue Bonds Series 2015 05/01/29	5.000%	265,000	328,907
05/01/30	5.000%	660,000	812,453
City of Greensboro Combined Water & Sewer System Refunding Revenue Bonds Series 2006 06/01/17	5.250%	2,000,000	2,101,000
06/01/22	5.250%	1,200,000	1,484,220
06/01/23	5.250%	2,000,000	2,522,280
City of High Point Combined Water & Sewer System Revenue Bonds Series 2008 (AGM) 11/01/24	5.000%	1,000,000	1,103,580
11/01/25	5.000%	1,000,000	1,102,530
City of Jacksonville Enterprise System Refunding Revenue Bonds Series 2016(a) 05/01/28	5.250%	250,000	327,303
City of Raleigh Combined Enterprise System Refunding Revenue Bonds Series 2015B 12/01/25	5.000%	1,200,000	1,567,224
Revenue Bonds Series 2011 03/01/27	5.000%	800,000	938,304
City of Thomasville Combined Enterprise System Refunding Revenue Bonds Series 2012 05/01/26	4.000%	860,000	952,613
City of Winston-Salem Water & Sewer System Refunding Revenue Bonds Series 2016A 06/01/33	4.000%	2,165,000	2,469,551
County of Brunswick Enterprise Systems Refunding Revenue Bonds Series 2015 04/01/26	5.000%	1,070,000	1,353,336
04/01/27	5.000%	1,500,000	1,880,310
County of Union Enterprise System Revenue Bonds Series 2015 06/01/29	5.000%	500,000	623,940
Guam Government Waterworks Authority Revenue Bonds Series 2016(b) 07/01/36	5.000%	350,000	406,959

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
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COLUMBIA AMT-FREE NORTH CAROLINA INTERMEDIATE MUNI BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

April 30, 2016

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Onslow Water & Sewer Authority Refunding Revenue Bonds Series 2016 12/01/31	4.000%	1,640,000	1,851,298
Town of Fuquay-Varina Combined Utilities System Revenue Bonds Series 2016 04/01/30	5.000%	335,000	421,601
04/01/31	5.000%	450,000	563,580
Total			35,198,227
Total Municipal Bonds (Cost: $205,035,400)			218,638,368
Total Investments (Cost: $205,035,400)			218,638,368
Other Assets & Liabilities, Net			12,224,812
Net Assets			230,863,180

Notes to Portfolio of Investments

(a)  Security, or a portion thereof, has been purchased on a when-issued or delayed delivery basis.

(b)  Municipal obligations include debt obligations issued by or on behalf of territories, possessions, or sovereign nations within the territorial boundaries of the United States. At April 30, 2016, the value of these securities amounted to $8,715,121 or 3.78% of net assets.

Abbreviation Legend

AGM  Assured Guaranty Municipal Corporation

AMBAC  Ambac Assurance Corporation

IBC  Insurance Bond Certificate

NPFGC  National Public Finance Guarantee Corporation

Fair Value Measurements

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset's or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
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COLUMBIA AMT-FREE NORTH CAROLINA INTERMEDIATE MUNI BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

April 30, 2016

Fair Value Measurements (continued)

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund's investments at April 30, 2016:

	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Investments
Municipal Bonds	—	218,638,368	—	218,638,368
Total Investments	—	218,638,368	—	218,638,368

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets.

There were no transfers of financial assets between levels during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
13

COLUMBIA AMT-FREE NORTH CAROLINA INTERMEDIATE MUNI BOND FUND

STATEMENT OF ASSETS AND LIABILITIES

April 30, 2016

Assets
Investments, at value
(identified cost $205,035,400)	$218,638,368
Cash	13,883,119
Receivable for:
Capital shares sold	385,118
Interest	2,462,692
Expense reimbursement due from Investment Manager	941
Prepaid expenses	737
Other assets	5,352
Total assets	235,376,327
Liabilities
Payable for:
Investments purchased on a delayed delivery basis	3,714,868
Capital shares purchased	144,968
Dividend distributions to shareholders	471,303
Investment management fees	2,958
Distribution and/or service fees	409
Transfer agent fees	32,442
Compensation of board members	114,964
Other expenses	31,235
Total liabilities	4,513,147
Net assets applicable to outstanding capital stock	$230,863,180
Represented by
Paid-in capital	$219,369,514
Undistributed net investment income	721,185
Accumulated net realized loss	(2,830,487)
Unrealized appreciation (depreciation) on:
Investments	13,602,968
Total — representing net assets applicable to outstanding capital stock	$230,863,180

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
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COLUMBIA AMT-FREE NORTH CAROLINA INTERMEDIATE MUNI BOND FUND

STATEMENT OF ASSETS AND LIABILITIES (continued)

April 30, 2016

Class A
Net assets	$27,615,715
Shares outstanding	2,581,280
Net asset value per share	$10.70
Maximum offering price per share(a)	$11.03
Class B
Net assets	$105,404
Shares outstanding	9,851
Net asset value per share	$10.70
Class C
Net assets	$8,022,977
Shares outstanding	750,154
Net asset value per share	$10.70
Class R4
Net assets	$3,458,113
Shares outstanding	323,607
Net asset value per share	$10.69
Class Z
Net assets	$191,660,971
Shares outstanding	17,931,417
Net asset value per share	$10.69

(a) The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 3.00%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
15

COLUMBIA AMT-FREE NORTH CAROLINA INTERMEDIATE MUNI BOND FUND

STATEMENT OF OPERATIONS

Year Ended April 30, 2016

Net investment income
Income:
Interest	$6,591,012
Total income	6,591,012
Expenses:
Investment management fees	918,288
Distribution and/or service fees
Class A	65,662
Class B	1,014
Class C	77,260
Transfer agent fees
Class A	53,247
Class B	206
Class C	15,661
Class R4	7,411
Class Z	319,368
Compensation of board members	9,972
Custodian fees	2,356
Printing and postage fees	20,178
Registration fees	22,303
Audit fees	24,308
Legal fees	8,002
Other	12,584
Total expenses	1,557,820
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(321,931)
Total net expenses	1,235,889
Net investment income	5,355,123
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	26,729
Net realized gain	26,729
Net change in unrealized appreciation (depreciation) on:
Investments	2,371,811
Net change in unrealized appreciation	2,371,811
Net realized and unrealized gain	2,398,540
Net increase in net assets resulting from operations	$7,753,663

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
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COLUMBIA AMT-FREE NORTH CAROLINA INTERMEDIATE MUNI BOND FUND

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended April 30, 2016	Year Ended April 30, 2015
Operations
Net investment income	$5,355,123	$5,055,260
Net realized gain	26,729	251,729
Net change in unrealized appreciation (depreciation)	2,371,811	(883,590)
Net increase in net assets resulting from operations	7,753,663	4,423,399
Distributions to shareholders
Net investment income
Class A	(676,701)	(714,735)
Class B	(1,851)	(1,815)
Class C	(140,794)	(137,325)
Class R4	(103,447)	(82,530)
Class Z	(4,448,177)	(4,118,853)
Total distributions to shareholders	(5,370,970)	(5,055,258)
Increase in net assets from capital stock activity	42,658,785	24,382,599
Total increase in net assets	45,041,478	23,750,740
Net assets at beginning of year	185,821,702	162,070,962
Net assets at end of year	$230,863,180	$185,821,702
Undistributed net investment income	$721,185	$737,032

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
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COLUMBIA AMT-FREE NORTH CAROLINA INTERMEDIATE MUNI BOND FUND

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended April 30, 2016		Year Ended April 30, 2015
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A shares
Subscriptions(a)	425,311	4,500,943	306,247	3,260,068
Distributions reinvested	51,488	544,566	52,179	556,388
Redemptions	(253,754)	(2,686,901)	(619,752)	(6,604,486)
Net increase (decrease)	223,045	2,358,608	(261,326)	(2,788,030)
Class B shares
Subscriptions	984	10,333	32	346
Distributions reinvested	130	1,379	138	1,468
Redemptions(a)	(103)	(1,091)	(941)	(10,006)
Net increase (decrease)	1,011	10,621	(771)	(8,192)
Class C shares
Subscriptions	151,363	1,599,052	116,994	1,245,308
Distributions reinvested	11,304	119,528	11,000	117,262
Redemptions	(95,856)	(1,017,005)	(105,964)	(1,128,848)
Net increase	66,811	701,575	22,030	233,722
Class R4 shares
Subscriptions	36,919	390,617	232,452	2,475,600
Distributions reinvested	9,746	102,947	7,699	81,999
Redemptions	(70,861)	(750,476)	(56,213)	(600,038)
Net increase (decrease)	(24,196)	(256,912)	183,938	1,957,561
Class Z shares
Subscriptions	6,371,841	67,492,180	4,305,279	45,808,782
Distributions reinvested	59,331	626,946	54,896	584,785
Redemptions	(2,679,841)	(28,274,233)	(2,010,575)	(21,406,029)
Net increase	3,751,331	39,844,893	2,349,600	24,987,538
Total net increase	4,018,002	42,658,785	2,293,471	24,382,599

(a) Includes conversions of Class B shares to Class A shares, if any.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
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COLUMBIA AMT-FREE NORTH CAROLINA INTERMEDIATE MUNI BOND FUND

FINANCIAL HIGHLIGHTS

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund's portfolio turnover rate may be higher.

	Year Ended April 30,						Year Ended March 31,
Class A	2016	2015	2014	2013	2012(a)		2012
Per share data
Net asset value, beginning of period	$10.58	$10.61	$10.94	$10.84	$10.74		$10.13
Income from investment operations:
Net investment income	0.27	0.28	0.30	0.28	0.02		0.30
Net realized and unrealized gain (loss)	0.12	(0.03)	(0.33)	0.10	0.10		0.61
Total from investment operations	0.39	0.25	(0.03)	0.38	0.12		0.91
Less distributions to shareholders:
Net investment income	(0.27)	(0.28)	(0.30)	(0.28)	(0.02)		(0.30)
Total distributions to shareholders	(0.27)	(0.28)	(0.30)	(0.28)	(0.02)		(0.30)
Net asset value, end of period	$10.70	$10.58	$10.61	$10.94	$10.84		$10.74
Total return	3.77%	2.41%	(0.22%)	3.57%	1.15%		9.02%
Ratios to average net assets(b)
Total gross expenses	0.97%	0.98%	0.99%	0.97%	0.96	%(c)	1.00%
Total net expenses(d)	0.81%	0.81%	0.81%	0.80%	0.79	%(c)	0.79%
Net investment income	2.57%	2.67%	2.84%	2.59%	2.65	%(c)	2.80%
Supplemental data
Net assets, end of period (in thousands)	$27,616	$24,948	$27,797	$34,852	$33,601		$33,061
Portfolio turnover	11%	6%	3%	10%	1%		4%

Notes to Financial Highlights

(a)  For the period from April 1, 2012 to April 30, 2012. During the period, the Fund's fiscal year end was changed from March 31 to April 30.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
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COLUMBIA AMT-FREE NORTH CAROLINA INTERMEDIATE MUNI BOND FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended April 30,						Year Ended March 31,
Class B	2016	2015	2014	2013	2012(a)		2012
Per share data
Net asset value, beginning of period	$10.58	$10.61	$10.94	$10.84	$10.74		$10.13
Income from investment operations:
Net investment income	0.19	0.20	0.22	0.20	0.02		0.22
Net realized and unrealized gain (loss)	0.12	(0.03)	(0.33)	0.10	0.10		0.59
Total from investment operations	0.31	0.17	(0.11)	0.30	0.12		0.81
Less distributions to shareholders:
Net investment income	(0.19)	(0.20)	(0.22)	(0.20)	(0.02)		(0.20)
Total distributions to shareholders	(0.19)	(0.20)	(0.22)	(0.20)	(0.02)		(0.20)
Net asset value, end of period	$10.70	$10.58	$10.61	$10.94	$10.84		$10.74
Total return	3.00%	1.65%	(0.96%)	2.80%	1.09%		8.07%
Ratios to average net assets(b)
Total gross expenses	1.73%	1.73%	1.74%	1.72%	1.71	%(c)	1.82%
Total net expenses(d)	1.56%	1.56%	1.56%	1.55%	1.54	%(c)	1.55%
Net investment income	1.82%	1.92%	2.09%	1.85%	1.90	%(c)	2.08%
Supplemental data
Net assets, end of period (in thousands)	$105	$94	$102	$139	$185		$183
Portfolio turnover	11%	6%	3%	10%	1%		4%

Notes to Financial Highlights

(a)  For the period from April 1, 2012 to April 30, 2012. During the period, the Fund's fiscal year end was changed from March 31 to April 30.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
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COLUMBIA AMT-FREE NORTH CAROLINA INTERMEDIATE MUNI BOND FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended April 30,						Year Ended March 31,
Class C	2016	2015	2014	2013	2012(a)		2012
Per share data
Net asset value, beginning of period	$10.58	$10.61	$10.94	$10.83	$10.74		$10.13
Income from investment operations:
Net investment income	0.19	0.20	0.22	0.20	0.02		0.21
Net realized and unrealized gain (loss)	0.12	(0.03)	(0.33)	0.11	0.09		0.62
Total from investment operations	0.31	0.17	(0.11)	0.31	0.11		0.83
Less distributions to shareholders:
Net investment income	(0.19)	(0.20)	(0.22)	(0.20)	(0.02)		(0.22)
Total distributions to shareholders	(0.19)	(0.20)	(0.22)	(0.20)	(0.02)		(0.22)
Net asset value, end of period	$10.70	$10.58	$10.61	$10.94	$10.83		$10.74
Total return	3.00%	1.65%	(0.96%)	2.89%	0.99%		8.23%
Ratios to average net assets(b)
Total gross expenses	1.73%	1.73%	1.74%	1.72%	1.71	%(c)	1.74%
Total net expenses(d)	1.56%	1.56%	1.56%	1.55%	1.54	%(c)	1.54%
Net investment income	1.82%	1.92%	2.09%	1.84%	1.90	%(c)	2.03%
Supplemental data
Net assets, end of period (in thousands)	$8,023	$7,227	$7,015	$8,683	$8,222		$8,112
Portfolio turnover	11%	6%	3%	10%	1%		4%

Notes to Financial Highlights

(a)  For the period from April 1, 2012 to April 30, 2012. During the period, the Fund's fiscal year end was changed from March 31 to April 30.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
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COLUMBIA AMT-FREE NORTH CAROLINA INTERMEDIATE MUNI BOND FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended April 30,
Class R4	2016	2015	2014	2013(a)
Per share data
Net asset value, beginning of period	$10.57	$10.60	$10.93	$10.85
Income from investment operations:
Net investment income	0.30	0.31	0.33	0.04
Net realized and unrealized gain (loss)	0.12	(0.03)	(0.33)	0.08
Total from investment operations	0.42	0.28	—	0.12
Less distributions to shareholders:
Net investment income	(0.30)	(0.31)	(0.33)	(0.04)
Total distributions to shareholders	(0.30)	(0.31)	(0.33)	(0.04)
Net asset value, end of period	$10.69	$10.57	$10.60	$10.93
Total return	4.03%	2.67%	0.03%	1.07%
Ratios to average net assets(b)
Total gross expenses	0.72%	0.74%	0.76%	0.60	%(c)
Total net expenses(d)	0.56%	0.56%	0.56%	0.52	%(c)
Net investment income	2.83%	2.92%	3.17%	2.98	%(c)
Supplemental data
Net assets, end of period (in thousands)	$3,458	$3,675	$1,737	$3
Portfolio turnover	11%	6%	3%	10%

Notes to Financial Highlights

(a)  Based on operations from March 19, 2013 (commencement of operations) through the stated period end.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
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COLUMBIA AMT-FREE NORTH CAROLINA INTERMEDIATE MUNI BOND FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended April 30,						Year Ended March 31,
Class Z	2016	2015	2014	2013	2012(a)		2012
Per share data
Net asset value, beginning of period	$10.57	$10.60	$10.93	$10.83	$10.73		$10.12
Income from investment operations:
Net investment income	0.30	0.31	0.32	0.31	0.03		0.32
Net realized and unrealized gain (loss)	0.12	(0.03)	(0.32)	0.10	0.10		0.61
Total from investment operations	0.42	0.28	—	0.41	0.13		0.93
Less distributions to shareholders:
Net investment income	(0.30)	(0.31)	(0.33)	(0.31)	(0.03)		(0.32)
Total distributions to shareholders	(0.30)	(0.31)	(0.33)	(0.31)	(0.03)		(0.32)
Net asset value, end of period	$10.69	$10.57	$10.60	$10.93	$10.83		$10.73
Total return	4.03%	2.67%	0.03%	3.83%	1.17%		9.30%
Ratios to average net assets(b)
Total gross expenses	0.73%	0.73%	0.74%	0.72%	0.71	%(c)	0.74%
Total net expenses(d)	0.56%	0.56%	0.56%	0.55%	0.54	%(c)	0.54%
Net investment income	2.82%	2.92%	3.09%	2.84%	2.90	%(c)	3.05%
Supplemental data
Net assets, end of period (in thousands)	$191,661	$149,878	$125,420	$165,833	$178,425		$178,204
Portfolio turnover	11%	6%	3%	10%	1%		4%

Notes to Financial Highlights

(a)  For the period from April 1, 2012 to April 30, 2012. During the period, the Fund's fiscal year end was changed from March 31 to April 30.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
23

COLUMBIA AMT-FREE NORTH CAROLINA INTERMEDIATE MUNI BOND FUND

NOTES TO FINANCIAL STATEMENTS

April 30, 2016

Note 1. Organization

Columbia AMT-Free North Carolina Intermediate Muni Bond Fund (the Fund), a series of Columbia Funds Series Trust (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C, Class R4 and Class Z shares. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust's organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense and sales charge structure.

Class A shares are subject to a maximum front-end sales charge of 3.00% based on the initial investment amount. In addition, Class A shares purchased on or after February 19, 2015 are subject to a contingent deferred sales charge (CDSC) of 0.75% on certain investments of $500,000 or more if redeemed within 12 months after purchase. Redemptions of Class A shares purchased prior to February 19, 2015, without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase, are subject to a CDSC of 1.00% if redeemed within 12 months after purchase, and 0.50% if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 3.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund's Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within 12 months after purchase.

Class R4 shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain investors as described in the Fund's prospectus.

Class Z shares are not subject to sales charges and are available only to eligible investors, which are subject to different investment minimums as described in the Fund's prospectus.

Note 2. Summary of Significant Accounting Policies

Basis of Preparation

The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation

Debt securities generally are valued by pricing services approved by the Board of Trustees (the Board) based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized cost value, unless this method results in a valuation that management believes does not approximate market value.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general

Annual Report 2016
24

COLUMBIA AMT-FREE NORTH CAROLINA INTERMEDIATE MUNI BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

April 30, 2016

supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund's Portfolio of Investments.

Delayed Delivery Securities

The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a "when-issued" basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver, which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.

The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its tax exempt and taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders

Distributions from net investment income, if any, are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Annual Report 2016
25

COLUMBIA AMT-FREE NORTH CAROLINA INTERMEDIATE MUNI BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

April 30, 2016

Note 3. Fees and Other Transactions with Affiliates

Management Fees

Effective September 1, 2015, the Fund entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 0.47% to 0.31% as the Fund's net assets increase. The effective management services fee rate for the year ended April 30, 2016 was 0.47% of the Fund's average daily net assets.

Prior to September 1, 2015, the Fund paid the Investment Manager an annual fee for advisory services under an Investment Management Services Agreement and a separate annual fee for administrative and accounting services under an Administrative Services Agreement. For the period from May 1, 2015 through August 31, 2015, the investment advisory services fee paid to the Investment Manager was $247,175, and the administrative services fee paid to the Investment Manager was $43,256.

Other Expenses

Other expenses are for, among other things, miscellaneous expenses of the Fund or the Board, including payments to Board Services Corp., a company providing limited administrative services to the Fund and the Board. That company's expenses include boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. For the year ended April 30, 2016, other expenses paid by the Fund to this company were $1,312.

Compensation of Board Members

Board members, who are not officers or employees of the Investment Manager or Ameriprise Financial, are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), these Board members may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan. All amounts payable under the Plan constitute a general unsecured obligation of the Fund.

Transfer Agency Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

The Transfer Agent receives a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Transfer Agent also receives sub-transfer agency fees based on a percentage of the average aggregate value of the Fund's shares maintained in omnibus accounts (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., for which the Transfer Agent receives a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees.

For the year ended April 30, 2016, the Fund's effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.20%
Class B	0.20
Class C	0.20
Class R4	0.20
Class Z	0.20

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class's initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended April 30, 2016, no minimum account balance fees were charged by the Fund.

Annual Report 2016
26

COLUMBIA AMT-FREE NORTH CAROLINA INTERMEDIATE MUNI BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

April 30, 2016

Distribution and Service Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.

Under the Plans, the Fund pays a monthly combined distribution and service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A shares of the Fund. Also under the Plans, the Fund pays a monthly service fee at the maximum annual rate of 0.25% of the average daily net assets attributable to Class B and Class C shares of the Fund and a monthly distribution fee at the maximum annual rate of 0.75% of the average daily net assets attributable to Class B and Class C shares of the Fund.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $12,472 for Class A and $700 for Class C shares for the year ended April 30, 2016.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period disclosed below, unless sooner terminated at the sole discretion of the Board, so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, do not exceed the following annual rates as a percentage of the class' average daily net assets:

Fee Rates Contractual through August 31, 2016
Class A	0.81%
Class B	1.56
Class C	1.56
Class R4	0.56
Class Z	0.56

Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend and interest expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At April 30, 2016, these differences are primarily due to differing treatment for capital loss carryforwards, Trustees' deferred compensation, distributions and tax straddles. To the extent these differences are permanent, reclassifications are made among the components of the Fund's net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications.

The Fund did not have any permanent differences; therefore, no reclassifications were made to the Statement of Assets and Liabilities.

The tax character of distributions paid during the years indicated was as follows:

Year Ended April 30,	2016	2015
Ordinary income	$11,875	$11,271
Tax-exempt income	5,359,095	5,043,987
Total	$5,370,970	$5,055,258

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

Annual Report 2016
27

COLUMBIA AMT-FREE NORTH CAROLINA INTERMEDIATE MUNI BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

April 30, 2016

At April 30, 2016, the components of distributable earnings on a tax basis were as follows:

Undistributed tax-exempt income	1,281,016
Capital loss carryforwards	(2,803,296)
Net unrealized appreciation	13,628,720

At April 30, 2016, the cost of investments for federal income tax purposes was $205,009,648 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$13,635,707
Unrealized depreciation	(6,987)
Net unrealized appreciation	$13,628,720

The following capital loss carryforwards, determined at April 30, 2016, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Amount ($)
2017	2,649,648
No expiration — short-term	153,648
Total	2,803,296

Capital loss carryforwards with no expiration are required to be utilized prior to any capital losses which carry an expiration date. As a result of this ordering rule, capital loss carryforwards which carry an expiration date may be more likely to expire unused.

For the year ended April 30, 2016, $26,729 of capital loss carryforward was utilized.

Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $54,510,995 and $21,296,629, respectively, for the year ended April 30, 2016. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.

Note 6. Line of Credit

The Fund has access to a revolving credit facility whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Effective December 8, 2015, Citibank, N.A. and HSBC Bank USA, N.A. joined JPMorgan Chase Bank, N.A. (JPMorgan) as lead of a syndicate of banks under the credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, that permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. Prior to December 8, 2015, JPMorgan was the sole lead bank under the credit facility agreement that permitted borrowings up to $550 million under the same terms and interest rates as described above with the exception of the commitment fee which was charged at a rate of 0.075% per annum.

The Fund had no borrowings during the year ended April 30, 2016.

Note 7. Significant Risks

Shareholder Concentration Risk

At April 30, 2016, one unaffiliated shareholder of record owned 74.7% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid or more liquid positions, resulting in Fund losses and the Fund holding a higher percentage of less liquid or illiquid securities. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.

Annual Report 2016
28

COLUMBIA AMT-FREE NORTH CAROLINA INTERMEDIATE MUNI BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

April 30, 2016

Credit Risk

Credit risk is the risk that the value of debt securities in the Fund's portfolio may decline because the issuer may default and fail to pay interest or repay principal when due. Rating agencies assign credit ratings to debt securities to indicate their credit risk. Lower rated or unrated debt securities held by the Fund may present increased credit risk as compared to higher-rated debt securities.

Interest Rate Risk

Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities tend to fall, and if interest rates fall, the values of debt securities tend to rise. Actions by governments and central banking authorities can result in increases in interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund's performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates.

Liquidity Risk

Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund's investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.

Geographic Concentration Risk

Because the Fund invests substantially in municipal securities issued by the state identified in the Fund's name and political sub-divisions of that state, the Fund will be particularly affected by adverse tax, legislative, regulatory, demographic or political changes as well as changes impacting the state's financial, economic or other condition and prospects. In addition, because of the relatively small number of issuers of tax-exempt securities in the state, the Fund may invest a higher percentage of assets in a single issuer and, therefore, be more exposed to the risk of loss than a fund that invests more broadly. The value of municipal and other securities owned by the Fund also may be adversely affected by future changes in federal or state income tax laws.

Note 8. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 9. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the Funds' Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates

Annual Report 2016
29

COLUMBIA AMT-FREE NORTH CAROLINA INTERMEDIATE MUNI BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

April 30, 2016

to perform under their contracts with the Funds. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the SEC on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2016
30

COLUMBIA AMT-FREE NORTH CAROLINA INTERMEDIATE MUNI BOND FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Columbia Funds Series Trust and the Shareholders of
Columbia AMT-Free North Carolina Intermediate Muni Bond Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia AMT-Free North Carolina Intermediate Muni Bond Fund (the "Fund", a series of Columbia Funds Series Trust) at April 30, 2016, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2016 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where such confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Minneapolis, MN
June 21, 2016

Annual Report 2016
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COLUMBIA AMT-FREE NORTH CAROLINA INTERMEDIATE MUNI BOND FUND

FEDERAL INCOME TAX INFORMATION

(Unaudited)

The Fund hereby designates the following tax attributes for the fiscal year ended April 30, 2016. Shareholders will be notified in early 2017 of the amounts for use in preparing 2016 income tax returns.

Tax Designations

Exempt-Interest Dividends	99.78%

Exempt-Interest Dividends. The percentage of net investment income distributed during the fiscal year that qualifies as exempt-interest dividends for federal income tax purposes.

Annual Report 2016
32

COLUMBIA AMT-FREE NORTH CAROLINA INTERMEDIATE MUNI BOND FUND

TRUSTEES AND OFFICERS

Shareholders elect the Board that oversees the Fund's operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund's Trustees, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, members generally may serve through the end of the calendar year in which they reach either the mandatory retirement age established by the Board or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

Trustees

Independent Trustees

Name, Address, Year of Birth	Position Held With the Funds and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Trustee since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees	120	Trustee, BlueCross BlueShield of Minnesota (Chair of the Business Development Committee) since 2009; Chair of the Robina Foundation since August 2013
Edward J. Boudreau, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000; FINRA Industry Arbitrator, 2002-present; Chairman and Chief Executive Officer, John Hancock Funds (asset management), Chairman and Interested Trustee for open-end and closed-end funds offered by John Hancock, 1989-2000; John Hancock Life Insurance Company, including SVP and Treasurer and SVP Information Technology, 1968-1988	118	Former Trustee, Boston Museum of Science (Chair of Finance Committee), 1985-2013; former Trustee, BofA Funds Series Trust (11 funds), 2005-2011
Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Trustee since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991	120	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of Human Resources Committee) since 1996

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COLUMBIA AMT-FREE NORTH CAROLINA INTERMEDIATE MUNI BOND FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With the Funds and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
William P. Carmichael 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds; Chair of the Board from 1/14-11/15	Retired; Co-founder, The Succession Fund (provides exit strategies to owners of privately held companies), 1998-2007; Adjunct Professor of Finance, Kelley School of Business, Indiana University, 1993-2007; Senior Vice President, Sara Lee Corporation, 1991-1993; Senior Vice President and Chief Financial Officer, Beatrice Foods Company, 1984-1990; Vice President, Esmark, Inc., 1973-1984; Associate, Price Waterhouse, 1968-1972	120

Director, The Finish Line (athletic shoes and apparel) since July 2003; Director, International Textile Corp. since 2012; Director, hhgregg since May, 2015; former Director, Cobra Electronics Corporation (electronic equipment manufacturer), 1994-August 2014; former Director, Spectrum Brands, Inc. (consumer products), 2002-2009; former Director, Simmons Company (bedding), 2004-2010; former Trustee, BofA Funds Series Trust (11 funds), 2009-2011; former Director, McMoRan Exploration Company (oil and gas exploration and development), 2010-2013

Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 1950	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	120	Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative since 2010
William A. Hawkins 901 S. Marquette Ave. Minneapolis, MN 55402 1942	Chair of the Board since 11/15; Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting) since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010; Operation Hope, COO, 2004-2007; IndyMac Bancorp, President, CBG, 1999-2003; American General Bank, President, 1997-1999; Griffin Financial Services, CEO, 1981-1997; The Griffin Funds, CEO, 1992-1998	120	Former Trustee, BofA Funds Series Trust (11 funds), 2009-2015
R. Glenn Hilliard 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting) since April 2003; Non-Executive Director & Chairman, CNO Financial Group, Inc. (insurance), 2003-2011; Chair & CEO, ING Americas, 1996-2003	118	Chairman, BofA Funds Series Trust (11 funds); former Director, CNO Financial Group, Inc. (insurance), 2003-2011

Annual Report 2016
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COLUMBIA AMT-FREE NORTH CAROLINA INTERMEDIATE MUNI BOND FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With the Funds and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 1952	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Managing Director, Morgan Stanley, 1982-1989; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	120

Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)

Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 1941	Trustee since 2000 for Seligman Funds, since 11/08 for RiverSource Funds and since 6/11 for Nations Funds	Counsel, Lewis & Munday, P.C. (law firm) since 2004; Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation, 1993-1997	118

Lead Outside Director, Infinity Resources, Inc. (oil and gas exploration and production) since 1994; Lead Outside Director, Digital Ally, Inc. (digital imaging) since September 2005; Trustee, Marygrove College (Chair of Finance Committee) since 2007; former Director, OGE Energy Corp. (energy and energy services), 2007-2014

Minor M. Shaw 901 S. Marquette Ave. Minneapolis, MN 55402 1947	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	120

Director, Piedmont Natural Gas; Director, BlueCross BlueShield of South Carolina since April 2008; Chair of the Duke Endowment; Director, National Association of Corporate Directors, Carolinas Chapter since 2013; Chair of Greenville — Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011

Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Trustee since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	Managing Director, Forester Biotech (consulting), 2001-2003; Chief Executive Officer and Director, RiboNovix, Inc., (biotechnology), 2003-2010; President and Chief Executive Officer of CMT Inc., 2001-2003; Aquila Biopharmaceuticals Inc., 1996-2000; Cambridge Biotech Corporation, 1995-1996; Mitotix Inc., 1993-1994	120	Director, Abt Associates
				(government contractor) since 2001; Director, Boston Children's Hospital since 2002; Director, Healthways, Inc. (health and well-being solutions) since 2005; Director, ICI Mutual Insurance Company, since 2011

Annual Report 2016
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COLUMBIA AMT-FREE NORTH CAROLINA INTERMEDIATE MUNI BOND FUND

TRUSTEES AND OFFICERS (continued)

Interested Trustee Not Affiliated with Investment Manager*

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Anthony M. Santomero 901 S. Marquette Ave. Minneapolis, MN 55402 1946	Trustee since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000-2006; Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	118

Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Renaissance Reinsurance Ltd. since May 2008; Director, Citigroup Inc. since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011

* Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the Funds to be an "interested person" (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Funds or accounts advised/managed by the Investment Manager.

Annual Report 2016
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COLUMBIA AMT-FREE NORTH CAROLINA INTERMEDIATE MUNI BOND FUND

TRUSTEES AND OFFICERS (continued)

Interested Trustee Affiliated with Investment Manager*

Name, Address, Year of Birth	Position Held With the Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
William F. Truscott c/o Columbia Management Investment Advisers, LLC, 225 Franklin St. Boston, MA 02110 1960	Trustee since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds

Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012 and President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012.

178

Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; Former Director, Ameriprise Certificate Company, 2006-January 2013

* Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.

The Statement of Additional Information has additional information about the Fund's Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary; or visiting columbiathreadneedle.com/us.

Annual Report 2016
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COLUMBIA AMT-FREE NORTH CAROLINA INTERMEDIATE MUNI BOND FUND

TRUSTEES AND OFFICERS (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund's other officers are:

Fund Officers

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel January 2010-December 2014; and Vice President and Group Counsel or Counsel 2004-January 2010); officer of Columbia Funds and affiliated funds since 2007.

Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011), Chief Financial Officer (2009) and Chief Accounting Officer (2015)

Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004-April 2010; senior officer of Columbia Funds and affiliated funds since 2002.

Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011), Chief Legal Officer (2015) and Assistant Secretary (2008)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since November 2008 and January 2013, respectively (previously Chief Counsel, January 2010-January 2013 and Group Counsel, November 2008-January 2010).

Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)

Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Compliance Executive, Bank of America, 2005-April 2010.

Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)

Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Director and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007-April 2010.

Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Associate General Counsel, Bank of America, 2005-April 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)

Managing Director and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, 2009-April 2010, and Vice President — Asset Management and Trust Company Services, 2006-2009).

Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)

President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009; President, RiverSource Service Corporation 2004-2010.

Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Vice President and Secretary (2015)

Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011 (previously, Counsel from May 2010 to August 2011); Assistant General Counsel, Bank of America, 2005-April 2010; officer of Columbia Funds and affiliated funds since 2005.

Annual Report 2016
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COLUMBIA AMT-FREE NORTH CAROLINA INTERMEDIATE MUNI BOND FUND

IMPORTANT INFORMATION ABOUT THIS REPORT

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedle.com/us; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedle.com/us, or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund's complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2016
39

Columbia AMT-Free North Carolina Intermediate Muni Bond Fund

P.O. Box 8081

Boston, MA 02266-8081

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to columbiathreadneedle.com/us. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies.

All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804

© 2016 Columbia Management Investment Advisers, LLC.

columbiathreadneedle.com/us

ANN206_04_F01_(06/16)

Item 2. Code of Ethics.

(a)         The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)         During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.

(c)          During the period covered by this report, there were no waivers, including any implicit waivers, from a provision of the code of ethics described in 2(a) above that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that Edward J. Boudreau, Pamela G. Carlton, William P. Carmichael and Alison Taunton-Rigby, each of whom are members of the registrant’s Board of Trustees and Audit Committee, each qualify as an audit committee financial expert.  Mr. Boudreau, Ms. Carlton, Mr. Carmichael and Ms. Taunton-Rigby are each independent trustees, as defined in paragraph (a)(2) of this item’s instructions.

Item 4. Principal Accountant Fees and Services.

Fee information below is disclosed for the seven series of the registrant whose report to stockholders are included in this annual filing.

(a) Audit Fees. Aggregate Audit Fees billed by the principal accountant for professional services rendered during the fiscal years ended April 30, 2016 and April 30, 2015 are approximately as follows:

2016	2015
$154,000	$154,000

Audit Fees include amounts related to the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Audit-Related Fees. Aggregate Audit-Related Fees billed to the registrant by the principal accountant for professional services rendered during the fiscal years ended April 30, 2016 and April 30, 2015 are approximately as follows:

2016	2015
$2,800	$2,800

Audit-Related Fees include amounts for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported in Audit Fees above.  In both fiscal years 2016 and 2015, Audit-Related Fees consist of agreed-upon procedures performed for semi-annual shareholder reports.

During the fiscal years ended April 30, 2016 and April 30, 2015, there were no Audit-Related Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(c) Tax Fees. Aggregate Tax Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended April 30, 2016 and April 30, 2015 are approximately as follows:

2016	2015
$28,100	$25,800

Tax Fees include amounts for the review of annual tax returns, the review of required shareholder distribution calculations and typically include amounts for professional services by the principal accountant for tax compliance, tax advice and tax planning.

During the fiscal years ended April 30, 2016 and April 30, 2015, there were no Tax Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(d) All Other Fees. Aggregate All Other Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended April 30, 2016 and April 30, 2015 are approximately as follows:

2016	2015
$0	$0

All Other Fees include amounts for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) above.

Aggregate All Other Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant during the fiscal years ended April 30, 2016 and April 30, 2015 are approximately as follows:

2016	2015
$335,000	$225,000

In fiscal years 2016 and 2015, All Other Fees primarily consists of fees billed for internal control examinations of the registrant’s transfer agent and investment adviser.

(e)(1) Audit Committee Pre-Approval Policies and Procedures

The registrant’s Audit Committee is required to pre-approve the engagement of the registrant’s independent auditors to provide audit and non-audit services to the registrant and non-audit services to its investment adviser (excluding any sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser (the “Adviser”) or any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (a “Control Affiliate”) if the engagement relates directly to the operations and financial reporting of the registrant.

The Audit Committee has adopted a Policy for Engagement of Independent Auditors for Audit and Non-Audit Services (the “Policy”). The Policy sets forth the understanding of the Audit Committee regarding the engagement of the registrant’s independent accountants to provide (i) audit and permissible audit-related, tax and other services to the registrant (“Fund Services”); (ii) non-audit services to the registrant’s Adviser and any Control Affiliates, that relates directly to the operations and financial reporting of a Fund (“Fund-related Adviser Services”); and (iii) certain other audit and non-audit services to the registrant’s Adviser and its Control Affiliates. A service will require specific pre-approval by the Audit Committee if it is to be provided by the Fund’s independent auditor; provided, however, that pre-approval of non-audit services to the Fund, the Adviser or Control Affiliates may be waived if certain de minimis requirements set forth in the SEC’s rules are met.

Under the Policy, the Audit Committee may delegate pre-approval authority to any pre-designated member or members who are independent board members.  The member(s) to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next regular meeting. The Audit Committee’s responsibilities with respect to the pre-approval of services performed by the independent auditor may not be delegated to management.

On an annual basis, at a regularly scheduled Audit Committee meeting, the Fund’s Treasurer or other Fund officer shall submit to the Audit Committee a schedule of the types of Fund Services and Fund-related Adviser Services that are subject to specific pre-approval. This schedule will provide a description of each type of service that is subject to specific pre-approval, along with total projected fees for each service.  The pre-approval will generally cover a one-year period. The Audit Committee will review and approve the types of services and the projected fees for the next one-year period and may add to, or subtract from, the list of pre-approved services from time to time, based on subsequent determinations.  This specific approval acknowledges that the Audit Committee is in agreement with the specific types of services that the independent auditor will be permitted to perform and the projected fees for each service.

The Fund’s Treasurer or other Fund officer shall report to the Audit Committee at each of its regular meetings regarding all Fund Services or Fund-related Adviser Services provided since the last such report was rendered, including a description of the services, by category, with forecasted fees for the annual reporting period, proposed changes requiring specific pre-approval and a description of services provided by the independent auditor, by category, with actual fees during the current reporting period.

*****

(e)(2) 100% of the services performed for items (b) through (d) above during 2016 and 2015 were pre-approved by the registrant’s Audit Committee.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the fiscal years ended April 30, 2016 and April 30, 2015 are approximately as follows:

2016	2015
$365,900	$253,600

(h) The registrant’s Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments

(a)         The registrant’s “Schedule I — Investments in securities of unaffiliated issuers” (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

(b)         Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a)         The registrant’s principal executive officer and principal financial officers, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that material information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant’s management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b)         There was no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR attached hereto as Exhibit 99.CODE ETH.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Columbia Funds Series Trust

By (Signature and Title)	/s/ Christopher O. Petersen
Christopher O. Petersen, President and Principal Executive Officer

Date	June 21, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Christopher O. Petersen
Christopher O. Petersen, President and Principal Executive Officer

Date	June 21, 2016

By (Signature and Title)	/s/ Michael G. Clarke
Michael G. Clarke, Treasurer and Chief Financial Officer

Date	June 21, 2016